PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN FIXED INCOME FUNDS

CLASS A, CLASS B AND CLASS C SHARES

BOND FUND (CLASS A AND CLASS B)
BOND FUND II (CLASS A AND CLASS B)
GLOBAL STRATEGIC INCOME FUND (CLASS A AND CLASS B)
INTERMEDIATE BOND FUND (CLASS A)
SHORT TERM BOND FUND (CLASS A)
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND (CLASS A AND CLASS B)

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO]JPMORGAN Fleming
      ASSET MANAGEMENT

CONTENTS

Bond Fund                                           1
Bond Fund II                                        7
Global Strategic Income Fund                       15
Intermediate Bond Fund                             21
Short Term Bond Fund                               28
Strategic Income Fund                              34
U.S. Treasury Income Fund                          40
Funds' Management and Administration               45
How Your Account Works                             47
   Know Which Classes to Buy                       47
   About Sales Charges                             47
   Buying Fund Shares                              49
   Selling Fund Shares                             50
   Exchanging Fund Shares                          51
   Other Information Concerning the Fund           52
   Distributions and Taxes                         52
Shareholder Services                               54
Investments                                        56
Risk and Reward Elements                           58
Financial Highlights                               61
How To Reach Us                            Back Cover

JPMorgan BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed-income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. (or unrated securities of comparable quality), including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB, (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Class A and B Shares would have been lower than shown because Class A and B Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Returns for the period 1/1/91 through 7/31/93 reflect performance of The Pierpont Bond Fund, the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS (1,2,3)

1991       13.45%
1992        6.53%
1993        9.98%
1994       -2.68%
1995       18.42%
1996        3.30%
1997        9.29%
1998        7.54%
1999       -0.55%
2000       10.93%

BEST QUARTER                 6.30%
                 2nd quarter, 1995
WORST QUARTER               -2.38%
                 1st quarter, 1994

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                     PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS

CLASS A SHARES(3)                    5.94          5.04          6.95
CLASS B SHARES(3)                    5.93          5.71          7.45
SALOMON SMITH BARNEY BROAD
INVESTMENT GRADE BOND INDEX
(NO EXPENSES)                        11.59         6.45          8.00

(1)  THE FUND COMMENCED OPERATIONS ON 7/26/93.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A AND B AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS A AND B SHARES WOULD BE LOWER BECAUSE THEY HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The estimated expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                               CLASS A SHARES            CLASS B SHARES
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE
OFFERING PRICE*                4.50%                     NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS            NONE                      5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                          CLASS A SHARES            CLASS B SHARES
MANAGEMENT FEES           0.30                      0.30
DISTRIBUTION
(RULE 12b-1) FEES         0.25                      0.75
SHAREHOLDER SERVICE FEES  0.25                      0.25
OTHER EXPENSES(1)         0.35                      0.35
TOTAL OPERATING EXPENSES  1.15                      1.65
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)          0.40                      0.15
NET EXPENSES(2)           0.75                      1.50

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% AND 1.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES* ($)            523        761         1,018       1,751
CLASS B SHARES** ($)           653        806         1,083       1,809***

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B SHARES ($)             153        506         883         1,809***

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMorgan BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), or Fitch Investor's Service Inc. (Fitch) or in securities that are unrated but of comparable quality.

The Fund may also invest in debt securities rated as investment grade or higher by Moody's, S&P or Fitch, or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENT PROCESS

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The adviser also actively manages the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that it places on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that it uses in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet its target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual maturities according to changes in the market.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Index.

The performance for the period before Class A and Class B Shares were launched on February 16, 2001 is based on the performance of Institutional Class Shares of the Fund. During this period, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B shares reflect the deduction of the applicable contingent deferred sales load.

On January 1, 1997, the Fund received the assets of three common trust funds which had been maintained by Chase. The performance of the Fund's Institutional Class Shares before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Institutional Class Shares expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

THE CALCULATIONS ASSUME THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED IN THE FUND. SOME OF THE COMPANIES THAT PROVIDE SERVICES TO THE FUND AGREED NOT TO COLLECT SOME EXPENSES AND TO REIMBURSE OTHERS. WITHOUT THESE AGREEMENTS, THE PERFORMANCE FIGURES WOULD BE LOWER THAN THOSE SHOWN.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.60%.

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

1991        15.53%
1992         6.46%
1993        11.40%
1994        -3.83%
1995        18.51%
1996         3.20%
1997         8.81%
1998         7.94%
1999        -1.05%
2000        10.08%

 BEST QUARTER      6.07%
                 3rd quarter, 1991

 WORST QUARTER    -2.76%
                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
 CLASS A SHARES(2)                       5.13         4.74          7.01
 CLASS B SHARES(2)                       5.08         5.41          7.50
 LEHMAN AGGREGATE BOND INDEX            11.63         6.46          7.96
 LIPPER CORPORATE DEBT A-RATED
 FUNDS INDEX                            10.31         5.49          7.72

(1)  THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A AND B SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS A AND B SHARES WOULD BE LOWER BECAUSE THEY HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A and CLASS B SHARES
The estimated expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                        CLASS A                 CLASS B
                                                        SHARES                  SHARES

MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE(*)           4.50%                   NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                   NONE                    5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                         CLASS A                   CLASS B
 MANAGEMENT FEES           0.30                      0.30
 DISTRIBUTION
 (RULE 12b-1) FEES         0.25                      0.75
 SHAREHOLDER SERVICE FEES  0.25                      0.25
 OTHER EXPENSES(1)         0.42                      0.42
                           ----                      ----
 TOTAL OPERATING EXPENSES  1.22                      1.72
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(2)          (0.47)                    (0.22)
                           ----                      ----
 NET EXPENSES(2)           0.75                      1.50

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED .75% AND 1.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,
-    5% return each year, and
-    net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES* ($)            523        775         1,047       1,821
 CLASS B SHARES** ($)           653        820         1,113       1,880***

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES ($)             153        520         913         1,880***

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as their strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities for foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. or which are unrated securities of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent).

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-    12% international non-dollar
     (range 0-25%)

-    35% public/private mortgages
     (range 20-45%)

-    15% public/private corporates
     (range 5-25%)

-    15% emerging markets
     (range 0-25%)

-    23% high yield corporates
     (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    HAVE A SHORT-TERM INVESTMENT HORIZON

-    ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Class A and B Shares would have been lower than shown because Class A and B Shares have higher expenses than Institutional Shares.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1,2,3)

1998        2.59%
1999        2.51%
2000        7.98%

BEST QUARTER                 3.13%
                 1st quarter, 1998
WORST QUARTER               -1.45%
                 3rd quarter, 1998

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.15%

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                      PAST 1 YEAR    LIFE OF FUND
CLASS A SHARES(3)                                     3.12           4.72
CLASS B SHARES(3)                                     3.02           5.38
LEHMAN BROTHERS AGGREGATE BOND
INDEX (NO EXPENSES)                                   11.63          7.84

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A AND B AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS A AND B SHARES WOULD BE LOWER BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES

The sales charges and estimated expenses of Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                  CLASS A SHARES    CLASS B SHARES
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOW AS % OF THE OFFERING PRICE*          4.50%             NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                               NONE              5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          CLASS A SHARES    CLASS B SHARES
MANAGEMENT FEES                                0.45             0.45
DISTRIBUTION (RULE 12b-1) FEES                 0.25             0.75
SHAREHOLDER SERVICE FEES                       0.25             0.25
OTHER EXPENSES(1)                              0.75             0.75
TOTAL OPERATING EXPENSES                       1.70             2.20
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                              (0.45)           (0.45)
NET EXPENSES(2)                                1.25             1.75

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for one year and total operating expenses thereafter.

     The example is for comparison only; the actual returns of Class A and B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES* ($)            572        920         1,291       2,332
CLASS B SHARES** ($)           678        945         1,339       2,372***

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B SHARES ($)             178        645         1,139       2,372***

  *ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 **ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

***REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN INTERMEDIATE BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE

The Fund seeks as high a level of income as possible as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest at least 65% of its total assets in a broad range of investment-grade debt securities. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.

The Fund may also invest in debt securities rated investment grade or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. (Fitch), or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund's dollar-weighted average maturity is between three and ten years.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, the interest rates of which adjust automatically whenever a specified interest rate changes, and in variable rate securities, the interest rates of which are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENT PROCESS

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity.

The adviser also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities it could lose more because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past year, five years and ten years. It compares that performance to the Lehman Intermediate Gov't/Credit Index and Lehman Aggregate Bond Index, widely recognized market benchmarks, and the Lipper Intermediate Investment Grade Debt Funds Index. In the past, the Fund has compared its performance to the Lehman Intermediate Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance for the period before Class A Shares were launched on February 16, 2001, is based on the performance of Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures in the table would have been lower. The performance figures in the table for Class A Shares reflects the deduction of the maximum front-end sales load.

On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund's Institutional Class Shares before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Institutional Class Shares expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1991  16.06%
1992   6.38%
1993  10.41%
1994  -5.37%
1995  18.39%
1996   1.92%
1997   7.93%
1998   7.22%
1999  -0.32%
2000  10.22%

BEST QUARTER                 6.32%
                 2nd quarter, 1995

WORST QUARTER               -3.78%
                 1st quarter, 1994

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR TO DATE RETURN AS OF 6/30/01 WAS 2.93%.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
 CLASS A SHARES(2)                        5.27%        4.36%          6.58%
 LEHMAN INTERMEDIATE GOV'T/
 CREDIT INDEX                            10.12%        6.11%          7.36%
 LEHMAN AGGREGATE BOND INDEX             11.63%        6.46%          7.96%
 LIPPER INTERMEDIATE INVESTMENT
 GRADE DEBT FUNDS INDEX                  10.58%        5.86%          7.52%

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS A SHARES WOULD BE LOWER BECAUSE THEY HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A SHARES

The estimated expenses of the Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE     MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY      CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF    LOWER OF ORIGINAL PURCHASE
                           THE OFFERING PRICE(*)    PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES             4.50%                    NONE

*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                      0.30
 DISTRIBUTION (RULE 12b-1) FEES                                       0.25
 SHAREHOLDER SERVICE FEES                                             0.25
 OTHER EXPENSES(1)                                                    0.60
                                                                      ----
 TOTAL ANNUAL OPERATING EXPENSES                                      1.40
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.50)
                                                                      ----
 NET EXPENSES(2)                                                      0.90

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.90% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses for three years and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
YOUR COST** ($)
(WITH OR WITHOUT REDEMPTION)      538         826        1,136       2,013

**ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

JPMorgan SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. (or unrated securities of comparable quality), including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance does not predict how any class of the Fund will perform in the future.

For the period 7/31/93 through 9/30/93, life of Fund returns reflect performance of the Pierpont Short Term Bond Fund, the Fund's predecessor.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1,2,3)

1994        0.36%
1995       10.80%
1996        5.10%
1997        6.40%
1998        7.04%
1999        3.21%
2000        7.23%

BEST QUARTER                 3.36%
                 2nd quarter, 1995

WORST QUARTER               -0.47%
                 1st quarter, 1994

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.39%

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                          PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
CLASS A SHARES(3)                             5.59          5.47           5.34
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (NO EXPENSES)                           8.00          5.92           5.76

(1)  The Fund commenced operations on 9/13/93.

(2)  The Fund's fiscal year end is 10/31.

(3) The performance shown above is for Institutional Class Shares, which are not offered in this prospectus. The Class A and Institutional Class Shares are invested in the same portfolio of securities, however, the performance of Class A Shares would be lower because Class A Shares have higher expenses than Institutional Class Shares.

ESTIMATED INVESTOR EXPENSES FOR CLASS A SHARES

The estimated expenses of Class A shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                    CLASS A SHARES
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*                1.50%

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                      NONE

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                            CLASS A SHARES
MANAGEMENT FEES                                                 0.25
DISTRIBUTION (RULE 12b-1) FEES                                  0.25
SHAREHOLDER SERVICE FEES                                        0.25
OTHER EXPENSES(1)                                               0.41
TOTAL OPERATING EXPENSES                                        1.16
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                        (0.41)
NET EXPENSES(2)                                                 0.75

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Classes A Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for one year and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
CLASS A SHARES* ($) (WITH OR WITHOUT REDEMPTION)      225      473        740      1,502

* ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

JPMorgan STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks a high level of income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    HAVE A SHORT-TERM INVESTMENT HORIZON

-    ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized benchmark, and the Lipper Multi-Sector Income Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

Past performance does not predict how any class of the Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.13%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1999         6.39%
2000         1.40%

BEST QUARTER                 2.89%
                 4th quarter, 1999
WORST QUARTER               -0.57%
                 3rd quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YEAR   LIFE OF FUND
CLASS A SHARES                                         -3.20         1.04
CLASS B SHARES                                         -3.74         1.73
CLASS C SHARES                                         -0.02         2.98
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)              11.63         5.14
LIPPER MULTI-SECTOR INCOME FUNDS INDEX (NO EXPENSES)   -0.36         0.22

1.  THE FUND COMMENCED OPERATION ON 11/30/98.
2.  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE
OFFERING PRICE*                     4.50%             NONE             NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS        NONE              5.00%            1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
MANAGEMENT FEES                                0.50             0.50             0.50
DISTRIBUTION (RULE 12b-1) FEES                 0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                       0.25             0.25             0.25
OTHER EXPENSES(1)                              1.65             1.64             1.64
TOTAL ANNUAL OPERATING EXPENSES                2.65             3.14             3.14
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)       (1.40)           (1.39)           (1.39)
NET EXPENSES(2)                                1.25             1.75             1.75

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for one year and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES* ($)              572        1,109       1,672       3,200
CLASS B SHARES** ($)             678        1,138       1,724       3,238***
CLASS C SHARES** ($)             278          838       1,524       3,352

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B SHARES ($)                178        838         1,524       3,238***
CLASS C SHARES ($)                178        838         1,524       3,352

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 65% of its total assets in:

-    debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives these securities as collateral.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual duration according to changes in the market.

The Fund develops an appropriate portfolio strategy based on a forecast of the level and direction of interest rates. When making this forecast, the adviser also determines an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

-    ARE PURSUING A GOAL OF TOTAL RETURN

-    WANT TO ADD A FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lehman U.S. Treasury Bond Index, two widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman U.S. Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance for the period before Class B Shares were launched on November 4, 1993 is based on the performance for Class A Shares of the Fund. The actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 1.79%.

YEAR-BY-YEAR RETURNS(1)

[CHART]

1991        14.79%
1992         5.87%
1993        10.32%
1994        -4.46%
1995        17.53%
1996         1.26%
1997         8.34%
1998         8.78%
1999        -2.96%
2000        12.61%

BEST  QUARTER                5.87%
                 2nd quarter, 1995
WORST QUARTER               -2.98%
                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000

                                                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
CLASS A SHARES                                              7.58%        4.49%         6.49%
CLASS B SHARES                                              6.64%        4.25%         6.38%
LEHMAN U.S. GOV'T BOND INDEX (NO EXPENSES)                 13.24%        6.49%         7.92%
LEHMAN U.S. TREASURY BOND INDEX (NO EXPENSES)              13.52%        6.49%         7.92%
LIPPER GENERAL U.S. GOV'T FUNDS INDEX (NO EXPENSES)        11.89%        5.54%         6.75%

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The sales charges and estimated expenses of Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

                                         CLASS A SHARES   CLASS B SHARES
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*                      4.50%            NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS             NONE             5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

                                          CLASS A SHARES   CLASS B SHARES
MANAGEMENT FEES                           0.30             0.30
DISTRIBUTION (12b-1) FEES                 0.25             0.75
SHAREHOLDER SERVICE FEES                  0.25             0.25
OTHER EXPENSES(1)                         0.50             0.50
TOTAL ANNUAL FUND OPERATING EXPENSES      1.30             1.80
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2) (0.55)           (0.16)
NET EXPENSES(2)                           0.75             1.64

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.75% AND 1.64%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for one year and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES* ($)            523        792         1,080       1,901
CLASS B SHARES** ($)           667        851         1,160       1,971***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B SHARES ($)             167        551         960         1,971***

  *  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Bond, Global Strategic Income and Short Term Bond Funds are series of J.P. Morgan Institutional Funds; the Bond Fund II and Intermediate Bond Fund are series of Mutual Fund Select Group; and the Strategic Income and U.S. Treasury Income Funds are series of Mutual Fund Group. Each of the J.P. Morgan Institutional Funds, J.P. Morgan Series Trust, Mutual Fund Select Group and Mutual Fund Group is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Bond, Global Strategic Income and Short Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036

JPMFAM (USA) is the investment adviser and makes the day-to-day investment decisions for the Bond Fund II, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. JPMFAM (USA) and JPMIM are a wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the advisers were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                 FISCAL
FUND                             YEAR END     %
 BOND FUND                       10/31       0.30
 BOND FUND II                    10/31       0.30
 GLOBAL STRATEGIC INCOME FUND    10/31       0.45
 INTERMEDIATE BOND FUND          10/31       0.30
 SHORT TERM BOND FUND            10/31       0.25
 STRATEGIC INCOME FUND           10/31       0.00
 U.S. TREASURY INCOME FUND       10/31       0.05

THE PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each an "Administrator") provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, B and C Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
The Funds may issue multiple classes of shares. This prospectus relates to Class A Shares of all the Funds, Class B Shares of the Bond, Bond II, Global Strategic Income, Strategic Income and U.S. Treasury Income Funds and Class C Shares of the Strategic Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales load.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.


- If you choose to invest in Class B Shares, you may pay a contingent deferred sales load. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

The following charts show sales charges for the Funds.

TOTAL SALES CHARGE (FOR BOND, BOND II, GLOBAL STRATEGIC INCOME, INTERMEDIATE BOND, STRATEGIC INCOME AND U.S. TREASURY INCOME FUNDS)

                                      AS % OF THE   AS %
                                      OFFERING      OF NET
 AMOUNT OF                            PRICE         AMOUNT
 INVESTMENT                           PER SHARE     INVESTED
 LESS THAN $100,000                   4.50          6.10

 $100,000 BUT UNDER $250,000          3.75          3.90

 $250,000 BUT UNDER $500,000          2.50          2.56

 $500,000 BUT UNDER $1 MILLION        2.00          2.04

TOTAL SALES CHARGE (FOR SHORT TERM BOND FUND)

                                   AS % OF THE   AS %
                                   OFFERING      OF NET
 AMOUNT OF                         PRICE         AMOUNT
 INVESTMENT                        PER SHARE     INVESTED
 LESS THAN $100,000                1.50          1.52

 $100,000 BUT UNDER $250,000       1.00          1.00

 $250,000 BUT UNDER $500,000       0.50          0.50

 $500,000 BUT UNDER $1 MILLION     0.25          0.25

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The contingent deferred sales load is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR       DEFERRED SALES CHARGE
 1         5%
 2         4%
 3         3%
 4         3%
 5         2%
 6         1%
 7         NONE
 8         NONE

We calculate the contingent deferred sales load from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales load first. Shares acquired by the reinvestment distribution can be sold without a contingent deferred sales load.

CLASS C SHARES
The contingent deferred sales load is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The contingent deferred sales load on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales load first. Shares acquired by the reinvestment distribution can be sold without a contingent deferred sales load.

Like Class B shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative you want to buy the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC
INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New
York Stock Exchange. The Funds generally value their assets at the market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:
 THE JPMORGAN FUNDS SERVICE CENTER
 1-800-348-4782

MINIMUM INVESTMENTS

 TYPE OF              INITIAL         ADDITIONAL
 ACCOUNT              INVESTMENT      INVESTMENTS
 REGULAR ACCOUNT      $2,500          $100

 SYSTEMATIC
 INVESTMENT PLAN(1)   $1,000          $100

 IRAS                 $1,000          $100

 SEP-IRAS             $1,000          $100

 EDUCATION IRAS       $500            $100

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of a Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAW PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if a Fund hasn't collected your payment for the shares. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative which Fund's shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan fund to shares of another fund of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the JPMorgan fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION
CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:
JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Bond, Enhanced Income, Global Strategic Income, Intermediate Bond, Short Term Bond and U.S. Treasury Income Funds declare ordinary income dividends daily and pay them monthly. The Bond Fund II and Strategic Income Fund declare and pay ordinary income dividends monthly. The Funds make capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares or Class C Shares.

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                                       55

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

       /X/   Permitted (and if applicable, percentage
             limitation as a percentage of total assets)
       / /   Permitted, but not a primary investment
       +     Permitted, but no current intention of use
       --    Not permitted

                                                                      SHORT             GLOBAL                  U.S.
                                                                      TERM             STRATEGIC  STRATEGIC   TREASURY
                                           RELATED TYPES OF RISK      BOND     BOND     INCOME     INCOME      INCOME
ASSET-BACKED SECURITIES  Interests in a    credit, interest rate,     /X/      /X/       /X/       /X/         /X/
stream of payments from specific assets,   market, prepayment
such as auto or credit card receivables.

BANK OBLIGATIONS  Negotiable certificates  credit, currency,          /X/(1)   /X/(1)    /X/       /X/         /X/
of deposit, time deposits and bankers'     liquidity, political
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER  Unsecured short term     credit, currency,          /X/(1)   /X/(1)    / /       /X/         / /
debt issued by domestic and foreign banks  interest rate, liquidity,
or corporations. These securities are      market, political
usually discounted and are rated by S&P,
Moody's or other nationally recognized
statistical rating organization.

CONVERTIBLE SECURITIES  Domestic and       credit, currency,          /X/(1)   /X/(1)    / /       /X/         /X/
foreign debt securities that can be        interest rate, liquidity,
converted into equity securities at a      market, political,
future time and price.                     valuation

CORPORATE BONDS  Debt securities of        credit, currency,          /X/(1)   /X/(1)    /X/       /X/         /X/
domestic and foreign industrial, utility,  interest rate, liquidity,
banking, and other financial               market, political,
institutions.                              valuation

MORTGAGES (DIRECTLY HELD)  Domestic debt   credit, environmental,     /X/      /X/       /X/       / /         / /
instrument which gives the lender a lien   extension, interest rate,
on property as security for the loan       liquidity, market,
payment.                                   natural event, political,
                                           prepayment, valuation

MORTGAGE-BACKED SECURITIES  Domestic and   credit, currency,          /X/(1,2) /X/(1,2)  /X/(2)    /X/(2)      / /
foreign securities (such as Ginnie Maes,   extension, interest rate,
Freddie Macs, Fannie Maes) which           leverage, market,
represent interests in pools of            political, prepayment
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR ROLLS  The sale of         currency, extension,       /X/(1,2) /X/(1,2)  /X/(2)    / /         / /
domestic and foreign mortgage-backed       interest rate, leverage,
securities with the promise to purchase    liquidity, market,
similar securities at a later date.        political, prepayment
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS  Interests that    credit, currency,          /X/      /X/       /X/       /X/         --
represent a share of bank debt or similar  extension, interest rate,
securities or obligations.                 liquidity, political,
                                           prepayment

PRIVATE PLACEMENTS  Bonds or other         credit, interest rate,     /X/      /X/       /X/       /X/        / /
investments that are sold directly to an   liquidity, market,
institutional investor.                    valuation

REITs AND OTHER REAL-ESTATE RELATED        credit, interest rate,     /X/      /X/       /X/       /X/        / /
INSTRUMENTS  Securities of issuers that    liquidity, market,
invest in real estate or are secured by    natural event,
real estate.                               prepayment, valuation

REPURCHASE AGREEMENTS  Contracts whereby   credit                     /X/      /X/       /X/       /X/        /X/
the Fund agrees to purchase a security
and resell it to to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS  Contracts   credit, leverage           /X/(1,2) /X/(1,2)  /X/(2)    /X/(2)     / /
whereby the Fund sells a security and
agrees to repurchase it from the buyer on
a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF   credit, currency,          /X/(1)   /X/(1)    /X/       /X/        / /
SUPRANATIONAL ORGANIZATIONS  Dollar- or    interest rate, market,
non-dollar-denominated securities issued   political
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS  Contractual agreement whereby a     credit, currency,          /X/(1,2) /X/(1,2)  /X/(2)    /X/(2)     /X/(2)
party agrees to exchange periodic          interest rate, leverage,
payments with a counterparty. Segregated   market, political
liquid assets are used to offset leverage
risk.

TAX EXEMPT MUNICIPAL SECURITIES            credit, interest rate,     / /      / /       --        /X/        /X/
Securities, generally issued as general    market, natural event,
obligation and revenue bonds, whose        political
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES  Debt           interest rate              /X/      /X/       /X/       /X/        /X/
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED     credit, currency,          /X/(1)   /X/(1)    /X/       /X/        / /
PAYMENT SECURITIES  Domestic and foreign   interest rate,
securities offering non-cash or            liquidity, market,
delayed-cash payment. Their prices are     political, valuation
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

                                           BOND II    INTERMEDIATE BOND
ASSET-BACKED SECURITIES  Interests in a    /X/        /X/
stream of payments from specific assets,
such as auto or credit card receivables.

BANK OBLIGATIONS  Negotiable certificates  /X/        /X/
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER  Unsecured short term     /X/        /X/
debt issued by domestic and foreign banks
or corporations. These securities are
usually discounted and are rated by S&P,
Moody's or other nationally recognized
statistical rating organization.

CONVERTIBLE SECURITIES  Domestic and       --         --
foreign debt securities that can be
converted into equity securities at a
future time and price.

CORPORATE BONDS  Debt securities of        /X/        /X/
domestic and foreign industrial, utility,
banking, and other financial
institutions.

MORTGAGES (DIRECTLY HELD)  Domestic debt   / /        / /
instrument which gives the lender a lien
on property as security for the loan
payment.


MORTGAGE-BACKED SECURITIES  Domestic and   /X/(2)     /X/(2)
foreign securities (such as Ginnie Maes,
Freddie Macs, Fannie Maes) which
represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR ROLLS  The sale of         / /        / /
domestic and foreign mortgage-backed
securities with the promise to purchase
similar securities at a later date.
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS  Interests that    /X/        /X/
represent a share of bank debt or similar
securities or obligations.


PRIVATE PLACEMENTS  Bonds or other         / /        / /
investments that are sold directly to an
institutional investor.

REITs AND OTHER REAL-ESTATE RELATED        / /        / /
INSTRUMENTS  Securities of issuers that
invest in real estate or are secured by
real estate.

REPURCHASE AGREEMENTS  Contracts whereby   /X/        /X/
the Fund agrees to purchase a security
and resell it to to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS  Contracts   /X/(2)     /X/(2)
whereby the Fund sells a security and
agrees to repurchase it from the buyer on
a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF   /X/        /X/
SUPRANATIONAL ORGANIZATIONS  Dollar- or
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS  Contractual agreement whereby a     / /        / /
party agrees to exchange periodic
payments with a counterparty. Segregated
liquid assets are used to offset leverage
risk.

TAX EXEMPT MUNICIPAL SECURITIES            / /        / /
Securities, generally issued as general
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES  Debt           /X/        /X/
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED     /X/        /X/
PAYMENT SECURITIES  Domestic and foreign
securities offering non-cash or
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) For each of the Short Term Bond and Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS
-  Each Fund's share price, yield,     -  Bonds have generally outperformed  -  Under normal circumstances the Funds plan to remain
   and total return will fluctuate in     money market investments over the     fully invested in bonds and other fixed income
   response to bond market movements      long term, with less risk than        securities
-  The value of most bonds will fall      stocks                             -  Bond investments may include U.S. and foreign
   when interest rates rise; the       -  Most bonds will rise in value when    corporate and government bonds, mortgage-backed and
   longer a bond's maturity and the       interest rates fall                   asset-backed securities, convertible securities,
   lower its credit quality, the more  -  Mortgage-backed and asset-backed      participation interests and private placements
   its value typically falls              securities and direct mortgages    -  The Funds seek to limit risk and enhance total
-  Adverse market conditions may from     can offer attractive returns          return or yields through careful management, sector
   time to time cause a Fund to take                                            allocation, individual securities selection, and
   temporary defensive positions that                                           duration management
   are inconsistent with its principal                                       -  During severe market downturns, the Funds have the
   investment strategies and may                                                option of investing up to 100% of assets in high
   hinder a Fund from achieving its                                             quality short-term securities
   investment objective                                                      -  Each adviser monitors interest rate trends, as well
-  Mortgage-backed and asset-backed                                             as geographic and demographic information related
   securities (securities representing                                          to mortgage-backed securities and mortgage
   an interest in, or secured by, a                                             prepayments
   pool of mortgages or other assets
   such as receivables) and direct
   mortgages could generate capital
   losses or periods of low yields if
   they are paid off substantially
   earlier or later than anticipated

CREDIT QUALITY
-  The default of an issuer would      -  Investment-grade bonds have a      -  Each Fund maintains its own policies for balancing
   leave a Fund with unpaid interest      lower risk of default                 credit quality against potential yields and gains
   or principal                        -  Junk bonds offer higher yields        in light of its investment goals
-  Junk bonds (those rated BB, Ba or      and higher potential gains         -  Each adviser develops its own ratings of unrated
   lower) have a higher risk of                                                 securities and makes a credit quality determination
   default, tend to be less liquid,                                             for unrated securities
   and may be more difficult to value                                        -  At least 90% of the Short Term Bond Funds must be
                                                                                investment-grade or better

FOREIGN INVESTMENTS
-  A Fund could lose money because of  -  Foreign bonds, which represent a   -  Foreign bonds are a primary investment only for the
   foreign government actions,            major portion of the world's fixed    Global Strategic Income Fund and the Global High
   political instability, or lack of      income securities, offer              Yield Bond Fund and may be a significant investment
   adequate and accurate information      attractive potential performance      for the Short Term Bond, Bond, Enhanced Income and
-  Currency exchange rate movements       and opportunities for                 Strategic Income Funds
   could reduce gains or create           diversification                    -  To the extent that a Fund invests in foreign bonds,
   losses                              -  Favorable exchange rate movements     it may manage the currency exposure of its foreign
-  Currency and investment risks tend     could generate gains or reduce        investments relative to its benchmark, and may hedge
   to be higher in emerging markets;      losses                                a portion of its foreign currency exposure into the
   these markets also present higher   -  Emerging markets can offer higher     U.S. dollar from time to time (see also
   liquidity and valuation risks          returns                               "Derivatives"); these currency management techniques
                                                                                may not be available for certain emerging markets
                                                                                investments

POTENTIAL RISKS                               POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-    When a Fund buys securities              -    A Fund can take advantage of    -    Each Fund segregates liquid
     before issue or for delayed                   attractive transaction               assets to offset leverage
     delivery, it could be exposed                 opportunities                        risks
     to leverage risk if it does
     not segregate liquid assets

MANAGEMENT CHOICES

-    A Fund could underperform its             -    A Fund could outperform its    -    Each adviser focuses its
     benchmark due to its sector,                   benchmark due to these same         active management on those
     securities or duration choices                 choices                             areas where it believes its
                                                                                        commitment to research can
                                                                                        most enhance returns and
                                                                                        manage risks in a consistent
                                                                                        way

DERIVATIVES

-    Derivatives such as futures,              -    Hedges that correlate well     -    The Funds use derivatives,
     options, swaps and forward                     with underlying positions can       such as futures, options,
     foreign currency contracts(1)                  reduce or eliminate losses at       swaps and forward foreign
     that are used for hedging the                  low cost                            currency contracts for hedging
     portfolio or specific                                                              and for risk management (i.e.,
     securities may not fully                  -    A Fund could make money and         to adjust duration or yield
     offset the underlying                          protect against losses if           curve exposure, or to
     positions and this could                       management's analysis proves        establish or adjust exposure
     result in losses to the Fund                   correct                             to particular securities,
     that would not have otherwise                                                      markets, or currencies); risk
     occurred                                  -    Derivatives that involve            management may include
                                                    leverage could generate             management of a Fund's
-    Derivatives used for risk                      substantial gains at low cost       exposure relative to its
     management may not have the                                                        benchmark
     intended effects and may
     result in losses or missed                                                    -    The Funds only establish
     opportunities                                                                      hedges that they expect will
                                                                                        be highly correlated with
-    The counterparty to a                                                              underlying positions
     derivatives contract could
     default                                                                       -    While the Funds may (other than
                                                                                        the Strategic Income Fund) use
                                                                                        derivatives that incidentally
-    Certain types of derivatives                                                       involve leverage, they do not
     involve costs to the Funds                                                         use them for the specific
     which can reduce returns                                                           purpose of leveraging their
                                                                                        portfolios
-    Derivatives that involve
     leverage could magnify losses

-    Derivatives used for
     non-hedging purposes could
     cause losses that exceed the
     original investment

-    Derivatives may, for tax
     purposes, affect the character
     of gain and loss realized by a
     Fund, accelerate recognition
     of income to a Fund, affect
     the holding period of a Fund's
     assets and defer recognition
     of certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                               POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING

-    When a Fund lends a security,            -    A Fund may enhance income       -    Each adviser maintains a list
     there is a risk that the                      through the investment of the        of approved borrowers
     loaned securities may not be                  collateral received from the
     returned if the borrower or                   borrower                        -    The Funds receive collateral
     the lending agent defaults                                                         equal to at least 100% of the
                                                                                        current value of securities
-    The collateral will be subject                                                     loaned
     to the risks of the securities
     in which it is invested                                                       -    The lending agents indemnify a
                                                                                        Fund against borrower default

                                                                                   -    Each adviser's collateral
                                                                                        investment guidelines limit
                                                                                        the quality and duration of
                                                                                        collateral investment to
                                                                                        minimize losses

                                                                                   -    Upon recall, the borrower must
                                                                                        return the securities loaned
                                                                                        within the normal settlement
                                                                                        period

ILLIQUID HOLDINGS

-    A Fund could have difficulty             -    These holdings may offer more   -    No Fund may invest more than
     valuing these holdings                        attractive yields or potential       15% of net assets in illiquid
     precisely                                     growth than comparable widely        holdings
                                                   traded securities
-    A Fund could be unable to sell                                                -    To maintain adequate liquidity
     these holdings at the time or                                                      to meet redemptions, each Fund
     price desired                                                                      may hold high quality
                                                                                        short-term securities
                                                                                        (including repurchase
                                                                                        agreements and reverse
                                                                                        repurchase agreements) and,
                                                                                        for temporary or extraordinary
                                                                                        purposes, may borrow from
                                                                                        banks up to 33 1/3% of the
                                                                                        value of its total assets

SHORT-TERM TRADING

-    Increased trading would raise            -    A Fund could realize gains in   -    The Funds may use short-term
     a Fund's transaction costs                    a short period of time               trading to take advantage of
                                                                                        attractive or unexpected
-    Increased short-term capital             -    A Fund could protect against         opportunities or to meet
     gains distributions would                     losses if a bond is overvalued       demands generated by
     raise shareholders' income tax                and its value later falls            shareholder activity
     liability
                                                                                   -    The Funds' Portfolio Turnover
                                                                                        Rate for the most recent
                                                                                        fiscal year is listed below:

                                                                                        Bond Fund: 74%
                                                                                        Bond Fund II: 86%
                                                                                        Global Strategic Income Fund: 266%
                                                                                        Short Term Bond Fund: 271%
                                                                                        Strategic Income Fund: 113%
                                                                                        U.S. Treasury Income Fund: 29%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

FINANCIAL HIGHLIGHTS

                                                                                            BOND FUND II@
                                                                                     -----------------------
                                                                                         CLASS A     CLASS B
                                                                                     ------------- ---------
                                                                                         3/2/01^     3/2/01^
                                                                                         THROUGH     THROUGH
                                                                                         4/30/01     4/30/01
PER SHARE OPERATING PERFORMANCE:                                                     (UNAUDITED) (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $39.55      $39.55
-------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                  0.37        0.33
     Net gain or losses in securities
     (both realized and unrealized)                                                        (0.55)      (0.54)
                                                                                           ------      ------
     Total from investment operations                                                      (0.18)      (0.21)
   Less distributions:
     Dividends from net investment income                                                   0.37        0.33
     Distributions from capital gains                                                         --          --
                                                                                           ------      ------
     Total distributions                                                                    0.37        0.33
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $39.00      $39.01
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                           (0.52%)     (0.61%)
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                      $   34      $    5
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------
     Expenses                                                                               0.75%       1.50%
-------------------------------------------------------------------------------------------------------------
     Net investment income                                                                  6.00%       5.25%
-------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                          1.25%       1.75%
-------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits             5.50%       5.00%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                       86%         86%
-------------------------------------------------------------------------------------------------------------

@    Formerly Chase Vista Select Bond Fund.

^    Commencement of offering of class of shares.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

#    Short periods have been annualized.

FINANCIAL HIGHLIGHTS

                                                                                                INTERMEDIATE
                                                                                                 BOND FUND@
                                                                                                -----------
                                                                                                   CLASS A
                                                                                                -----------
                                                                                                   2/16/01^
                                                                                                   THROUGH
                                                                                                   4/30/01
PER SHARE OPERATING PERFORMANCE:                                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                               $  10.03
------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                             0.10
                                                                                                     ------
     Net gains or losses in securities
     (both realized and unrealized)                                                                   (0.05)
                                                                                                     -------
     Total from investment operations                                                                 (0.05)
                                                                                                     -------
   Less distributions:
     Dividends from net investment income                                                              0.10
     Distributions from capital gains                                                                    --
                                                                                                     -------
     Total distributions                                                                               0.10
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                     $   9.98
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                       0.53%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                            $      2
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------
     Expenses                                                                                          0.90%
------------------------------------------------------------------------------------------------------------
     Net investment income                                                                             5.46%
------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                                     1.73%
------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits                        4.65%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                  74%
------------------------------------------------------------------------------------------------------------

@    Formerly Chase Vista Select Intermediate Bond Fund.

^    Commencement of offering of class of shares.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

#    Short periods have been annualized.

FINANCIAL HIGHLIGHTS

                                                                      STRATEGIC INCOME FUND^
                                                 ----------------------------------------------------------------
                                                             CLASS A                           CLASS B
                                                  ---------------------------------------------------------------
                                                  11/1/00      YEAR  11/30/98*      11/1/00      YEAR   11/30/98*
                                                  THROUGH     ENDED    THROUGH      THROUGH     ENDED     THROUGH
                                                  4/30/01  10/31/00   10/31/99      4/30/01  10/31/00    10/31/99
PER SHARE OPERATING PERFORMANCE:              (UNAUDITED)                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 9.05    $ 9.59     $10.00       $ 9.05    $ 9.59      $10.00
------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                           0.34      0.78       0.72         0.31      0.74        0.71
     Net gains or losses in securities
     (both realized and unrealized)                 (0.15)    (0.53      (0.41)       (0.15)    (0.53)      (0.41)
                                                    -----     -----      -----        -----     -----       -----
     Total from investment operations                0.19      0.25       0.31         0.16      0.21        0.30
   Distributions to shareholders from:
     Dividends from net investment income            0.34      0.78       0.72         0.31      0.74        0.71
     Distributions from capital gains                  --        --         --           --        --          --
     Tax return of capital                             --      0.01         --                   0.01          --
                                                    -----     -----      -----        -----     -----       -----
     Total dividends and distributions               0.34      0.79       0.72         0.31      0.75        0.71
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 8.90    $ 9.05     $ 9.59       $ 8.90    $ 9.05      $ 9.59
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                     2.05%     2.59%      3.23%        1.79%     2.17%       3.13%
==================================================================================================================
Net assets, end of period (in millions)            $    2    $    2     $    3       $    7    $    8      $    5
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
     Expenses                                        1.25%     1.11%      0.15%        1.75%     1.53%       0.17%
------------------------------------------------------------------------------------------------------------------
     Net investment income                           7.35%     7.84%      8.38%        6.85%     7.42%       8.40%
------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                           2.65%     2.43%      3.59%        3.14%     3.06%       3.98%
------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers,
      reimbursements and earnings credits            5.95%     6.52%      4.94%        5.46%    5.89%        4.59%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                65%      113%       136%          65%      113%        136%
------------------------------------------------------------------------------------------------------------------
                                                   STRATEGIC INCOME FUND^
                                              -------------------------------
                                                          CLASS C
                                               ----------------------------
                                               11/1/00      YEAR 11/30/98*
                                               THROUGH     ENDED   THROUGH
                                               4/30/01  10/31/00  10/31/99
                                            (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
-----------------------------------------------------------------------------
Net asset value, beginning of period            $ 9.05    $ 9.59    $10.00
-----------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                        0.31      0.74      0.71
     Net gains or losses in securities
     (both realized and unrealized)              (0.14)    (0.53)    (0.41)
                                                 -----     -----     -----
     Total from investment operations             0.17      0.21      0.30
   Distributions to shareholders from:
     Dividends from net investment income         0.31      0.74      0.71
     Distributions from capital gains               --        --        --
     Tax return of capital                                  0.01        --
                                                 -----     -----     -----
     Total dividends and distributions            0.31      0.75      0.71
-----------------------------------------------------------------------------
Net asset value, end of period                  $ 8.91    $ 9.05    $ 9.59
-----------------------------------------------------------------------------
TOTAL RETURN (1)                                  1.91%     2.15%     3.12%
=============================================================================
Net assets, end of period (in millions)         $    3    $    2    $    4
-----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------
     Expenses                                     1.75%     1.49%     0.17%
-----------------------------------------------------------------------------
     Net investment income                        6.85%     7.46%     8.40%
-----------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                        3.14%     2.89%     3.98%
-----------------------------------------------------------------------------
     Net investment income without waivers,
      reimbursements and earnings credits         5.46%     6.06%     4.59%
-----------------------------------------------------------------------------
Portfolio turnover rate                             65%      113%      136%
-----------------------------------------------------------------------------

*    Commencement of operations.

#    Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

^    Formerly Chase Vista Strategic Income Fund.

FINANCIAL HIGHLIGHTS

                                                                         U.S. TREASURY INCOME FUND^
                                                      -------------------------------------------------------------
                                                                                 CLASS A
                                                      -------------------------------------------------------------
                                                          11/1/00      YEAR      YEAR      YEAR     YEAR      YEAR
                                                          THROUGH     ENDED     ENDED     ENDED    ENDED     ENDED
                                                          4/30/01  10/31/00  10/31/99  10/31/98 10/31/97  10/31/96
PER SHARE OPERATING PERFORMANCE:                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.77    $10.67    $11.66    $11.26   $11.13    $11.40
-------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                   0.28      0.68      0.71      0.75     0.66      0.66
     Net gains or (losses) in securities
     (both realized and unrealized)                          0.25      0.10     (0.99)     0.40     0.13     (0.27)
                                                            -----     -----     -----     -----    -----     -----
     Total from investment operations                        0.53      0.78     (0.28)     1.15     0.79      0.39
   Distributions to shareholders from:
     Dividends from net investment income                    0.30      0.68      0.71      0.75     0.66      0.66
     Distributions from capital gains                          --        --        --        --       --        --
                                                            -----     -----     -----     -----    -----     -----
     Total dividends and distributions                       0.30      0.68      0.71      0.75     0.66      0.66
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $11.00    $10.77    $10.67    $11.66   $11.26    $11.13
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                             4.95%     7.63%    (2.41%)   10.59%    7.35%     3.56%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $   42    $   41    $   69    $   63   $   85    $  111
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------
     Expenses                                                0.75%     0.75%     0.75%     0.79%    0.90%     0.90%
-------------------------------------------------------------------------------------------------------------------
     Net investment income                                   5.15%     6.45%     6.40%     6.53%    5.97%     5.89%
-------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                                   1.25%     1.30%     1.32%     1.30%    1.21%     1.29%
-------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers,
      reimbursements and earnings credits                    4.65%     5.90%     5.83%     6.02%    5.66%     5.50%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        39%       29%       59%       75%     179%      103%
-------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.

^    Formerly Chase Vista U.S. Treasury Income Fund.

#    Short periods have been annualized.

FINANCIAL HIGHLIGHTS

                                                                               U.S. TREASURY INCOME FUND^
                                                            -------------------------------------------------------------
                                                                                        CLASS B
                                                            -------------------------------------------------------------
                                                                11/1/00      YEAR      YEAR      YEAR     YEAR      YEAR
                                                                THROUGH     ENDED     ENDED     ENDED    ENDED     ENDED
                                                                4/30/01  10/31/00  10/31/99  10/31/98 10/31/97  10/31/96
PER SHARE OPERATING PERFORMANCE:                            (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.75    $10.67    $11.66    $11.25   $11.11    $11.37
-------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                         0.23      0.59      0.61      0.65     0.58      0.57
     Net gains or (losses) in securities
     (both realized and unrealized)                                0.25      0.08     (0.99)     0.41     0.13     (0.26)
                                                                  -----     -----     -----     -----    -----     -----
     Total from investment operations                              0.48      0.67     (0.38)     1.06     0.71      0.31
   Distributions to shareholders from:
     Dividends from net investment income                          0.25      0.59      0.61      0.65     0.57      0.57
     Distributions from capital gains                                --        --        --        --       --        --
                                                                  -----     -----     -----     -----    -----     -----
     Total dividends and distributions                             0.25      0.59      0.61      0.65     0.57      0.57
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $10.98    $10.75    $10.67    $11.66   $11.25    $11.11
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                   4.50%     6.49%    (3.27%)    9.68%    6.56%     2.82%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $   16    $   16    $   16    $   14   $   11    $   11
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------
     Expenses                                                      1.64%     1.64%     1.64%     1.64%    1.64%     1.64%
-------------------------------------------------------------------------------------------------------------------------
     Net investment income                                         4.26%     5.56%     5.51%     5.69%    5.24%     5.12%
-------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                                         1.75%     1.80%     1.82%     1.79%    1.71%     1.79%
-------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers,
      reimbursements and earnings credits                          4.15%     5.40%     5.33%     5.54%    5.17%     4.97%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              39%       29%       59%       75%     179%      103%
-------------------------------------------------------------------------------------------------------------------------

*    Commencement of offering of class of shares.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

^    Formerly Chase Vista U.S. Treasury Income Fund.

#    Short periods have been annualized.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

The Fund's Investment Company Act File Nos. are 811-07342 for Short Term Bond Fund, Bond Fund and Global Strategic Income Fund -- 811-07795 for Global High Yield Fund and Enhanced Income Fund and 811-5151 for Strategic Income Fund and U.S. Treasury Income Fund.

      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001

                                                                  PR-FIABC-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN FIXED INCOME FUNDS
INSTITUTIONAL CLASS SHARES

BOND FUND

ENHANCED INCOME FUND

GLOBAL STRATEGIC INCOME FUND

SHORT TERM BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Bond Fund                                            1

Enhanced Income Fund                                 6

Global Strategic Income Fund                         9

Short Term Bond Fund                                14

The Funds' Management and Administration            19

How Your Account Works                              20

  Buying Fund Shares                                20

  Selling Fund Shares                               20

  Other Information Concerning the Funds            21

  Distributions and Taxes                           22

Investments                                         24

Risk and Reward Elements                            26

Financial Highlights of the Funds                   29

How To Reach Us                             Back cover

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 24-28.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S.government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. (or unrated securities of comparable quality), including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P.Morgan Investment Management Inc.(JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. The Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark.

Returns for the period 1/1/91 through 7/31/93 reflect performance of The Pierpont Bond Fund, the Fund's predecessor. During this period, the actual returns of the Fund would have been lower than shown because the Fund has higher expenses than the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                  13.45%
1992                   6.53%
1993                   9.98%
1994                  -2.68%
1995                  18.42%
1996                   3.30%
1997                   9.29%
1998                   7.54%
1999                  -0.55%
2000                  10.93%

--------------------------------------
BEST QUARTER                     6.30%
--------------------------------------
                     2nd quarter, 1995
--------------------------------------
WORST QUARTER                   -2.38%
--------------------------------------
                     1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES           10.93        6.02          7.45
-----------------------------------------------------------------------------
SALOMON SMITH BARNEY BROAD
INVESTMENT GRADE BOND INDEX
(NO EXPENSES)                        11.59        6.45          8.00
-----------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.30
DISTRIBUTION (RULE 12b-1) FEES                              None
SHAREHOLDER SERVICE FEES                                    0.10
OTHER EXPENSES(1)                                           0.19
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.59
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.10)
-----------------------------------------------------------------
NET EXPENSES(2)                                             0.49
-----------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.49% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      50          157          298         708
--------------------------------------------------------------------------------

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 24-28.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility.

Up to 25% of the Fund's assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. (or unrated securities of comparable quality), including at least 75% in securities rated A or better.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized and therefore the Fund has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------
MANAGEMENT FEES                                          0.25
DISTRIBUTION (12b-1) FEES                                None
SHAREHOLDER SERVICE FEES                                 0.10
OTHER EXPENSES(2)                                        0.30
--------------------------------------------------------------
TOTAL OPERATING EXPENSES                                 0.65
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                 (0.40)
--------------------------------------------------------------
NET EXPENSES(2)                                          0.25%
--------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR IS 10/31
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/07/04.

EXAMPLE The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:
-$10,000 initial investment,

-5% return each year, and

-net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of Institutional Class Shares and your actual costs may be higher or lower.

                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)                      26         80           236         690
(WITH OR WITHOUT REDEMPTION)
--------------------------------------------------------------------------------

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 24-28.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. or which are unrated securities of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent).

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages (range 20-45%)

- 15% public/private corporates (range 5-25%)

- 15% emerging markets (range 0-25%)

- 23% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - HAVE A SHORT-TERM INVESTMENT HORIZON
     - ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.15%

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1998                  2.59%
1999                  2.51%
2000                  7.98%

----------------------------------------
BEST QUARTER                       3.13%
----------------------------------------
                      1st quarter, 1998
----------------------------------------
WORST QUARTER                     -1.45%
----------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December31, 2000(1)

                                                PAST 1 YR.          LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                       7.98               6.05
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND

INDEX (NO EXPENSES)                             11.63               7.84
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                           0.45
DISTRIBUTION (RULE 12b-1) FEES                            None
SHAREHOLDER SERVICE FEES                                  0.10
OTHER EXPENSES(1)                                         0.35
---------------------------------------------------------------
TOTAL OPERATING EXPENSES                                  0.90
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                  (0.25)
---------------------------------------------------------------
NET EXPENSES(2)                                           0.65
---------------------------------------------------------------

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       66         208          421         1,035
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.65% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 24-28.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc., including at least 75% A or better. It also may invest in unrated securities of comparable quality. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment -grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a widely recognized market benchmark.

For the period 7/31/93 through 9/30/93, the returns reflect performance of the Pierpont Short Term Bond Fund, the Fund's predecessor.During this period, the actual returns of the Fund would have been lower than shown because the Fund has higher expenses than the Fund's predecessor.

Past performance does not predict how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.39%

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1994                       0.36%
1995                      10.80%
1996                       5.10%
1997                       6.40%
1998                       7.04%
1999                       3.21%
2000                       7.23%

-----------------------------------------------------
BEST QUARTER                                    3.36%
-----------------------------------------------------
                                    2nd quarter, 1995
-----------------------------------------------------
WORST QUARTER                                  -0.47%
-----------------------------------------------------
                                    1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                  PAST 1 YEAR      PAST 5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARE         7.23             5.79             5.55
--------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (NO EXPENSES)               8.00             5.92             5.76
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 9/13/93.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                            0.25
DISTRIBUTION (RULE 12b-1) FEES                             None
SHAREHOLDER SERVICE FEES                                   0.10
OTHER EXPENSES(1)                                          0.22
---------------------------------------------------------------
TOTAL OPERATING EXPENSES                                   0.57
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                   (0.27)
----------------------------------------------------------------
NET EXPENSES(2)                                            0.30
----------------------------------------------------------------

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                        1 YEAR   3 YEARS   5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            31       97        233      632
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2)  REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY
     OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEEDS 0.30% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Bond, Global Strategic Income and Short Term Bond Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Enhanced Income Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 5th Avenue, New York, NY10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                            FISCAL                 %
FUND                                        YEAR END
--------------------------------------------------------------------
BOND FUND                                   10/31               0.30
--------------------------------------------------------------------
GLOBAL HIGH YIELD FUND                      10/31               0.55
--------------------------------------------------------------------
GLOBAL STRATEGIC INCOME FUND                10/31               0.45
--------------------------------------------------------------------
SHORT TERM BOND FUND                        10/31               0.25
--------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The Fixed Income Funds are managed by a team of individuals at JPMIM.

THE FUNDS' ADMINISTRATOR

Morgan Guaranty Trust Company of New York (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment maybe less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

PLEASE WRITE TO:
JP MORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may recieve a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Bond Enhanced Income, Global Strategic Income and Short Term Bond Funds declare ordinary income dividends daily and pay them monthly. Each Fund makes capital gains distributions, if any, once a year. The Funds may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

                      This page intentionally left blank.

INVESTMENTS
This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

          ++    Permitted (and if applicable, percentage
                limitation as a percentage of total assets)
          --    Permitted, but not a primary investment
           +    Permitted, but no current intention of use
           -    Not permitted

                                                                                         GLOBAL
                                                                 SHORT TERM           STRATEGIC    ENHANCED
                RELATED TYPES OF RISK                                  BOND   BOND       INCOME      INCOME
-------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                         ++          ++          ++            ++

credit, currency, liquidity, political                            ++(1)       ++(1)       ++            ++(1)

credit, currency, interest rate, liquidity, market, political     ++(1)       ++(1)       --            ++(1)

credit, currency, interest rate, liquidity, market, political,    ++(1)       ++(1)       --            ++(1)
valuation

credit, currency, interest rate, liquidity, market, political,    ++(1)       ++(1)       ++            ++(1)
valuation

credit, environmental, extension, interest rate, liquidity,       ++          ++          ++            --
market, natural event, political, prepayment, valuation

credit, currency, extension, interest rate, leverage,             ++(1),(2)   ++(1),(2)   ++            ++
market, political, prepayment

currency, extension, interest rate, leverage,                     ++(1),(2)   ++(1),(2)   ++            --
liquidity, market, political, prepayment

credit, currency, extension, interest rate, liquidity,            ++(1)       ++(1)       ++            ++(1)
political, prepayment

credit, interest rate, liquidity, market, valuation               ++          ++          ++            ++

credit, interest rate, liquidity, market, natural event,          ++          ++          ++            ++
prepayment, valuation

credit                                                            ++          ++          ++            ++

credit, leverage                                                  ++(1),(2)   ++(1),(2)   ++(2)         ++(1),(2)

credit, currency, interest rate, market, political                ++(1)       ++(1)       ++            ++(1)

credit, currency, interest rate, leverage, market, political      ++(1),(2)   ++(1),(2)   ++            ++(1),(2)

credit, interest rate, market, natural event, political           --          --          -              -

interest rate                                                     ++          ++          ++            ++

credit, currency, interest rate, liquidity, market, political,    ++(1)       ++(1)       ++            ++(1)
valuation
----------------------------------------------------------------------------------------------------------------

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

  (1) For each of the Bond, Enhanced Income and Short Term Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

  (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                                POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS
- Each Fund's share price, yield, and          - Bonds have generally outperformed         - Under normal circumstances the Funds
  total return will fluctuate in                 money market investments over the long      plan to remain fully invested in bonds
  response to bond market movements              term, with less risk than stocks            and other fixed income securities
- The value of most bonds will fall when       - Most bonds will rise in value when        - Bond investments may include U.S. and
  interest rates rise; the longer a              interest rates fall                         foreign corporate and government
  bond's maturity and the lower its            - Mortgage-backed and asset-backed            bonds, mortgage-backed and
  credit quality, the more its value             securities and direct mortgages can         asset-backed securities, convertible
  typically falls                                offer attractive returns                    securities, participation interests
- Adverse market conditions may from                                                         and private placements
  time to time cause a Fund to take                                                        - The Funds seek to limit risk and
  temporary defensive positions that are                                                     enhance total return or yields through
  inconsistent with its principal                                                            careful management, sector allocation,
  investment strategies and may hinder a                                                     individual securities selection, and
  Fund from achieving its investment                                                         duration management
  objective                                                                                - During severe market downturns, the
- Mortgage-backed and asset-backed                                                           Funds have the option of investing up
  securities (securities representing an                                                     to 100% of assets in high quality
  interest in, or secured by, a pool of                                                      short-term securities
  mortgages or other assets such as                                                        - Each adviser monitors interest rate
  receivables) and direct mortgages                                                          trends, as well as geographic and
  could generate capital losses or                                                           demographic information related to
  periods of low yields if they are paid                                                     mortgage-backed securities and
  off substantially earlier or later                                                         mortgage pre-payments
  than anticipated

CREDIT QUALITY
- The default of an issuer would leave a       - Investment-grade bonds have a lower       - Each Fund maintains its own policies
  Fund with unpaid interest or principal         risk of default                             for balancing credit quality against
  Junk bonds (those rated BB, Ba or            - Junk bonds offer higher yields and          potential yields and gains in light of
  lower) have a higher risk of default,          higher potential gains                      its investment goals
  tend to be less liquid, and may be                                                       - Each adviser develops its own ratings
  more difficult to value                                                                    of unrated securities and makes a
                                                                                             credit quality determination for
                                                                                             unrated securities
                                                                                           - At least 90% of the Short Term Bond
                                                                                             Fund's assets must be investment-grade
                                                                                             or better at the time of purchase

FOREIGN INVESTMENTS
- A Fund could lose money because of           - Foreign bonds, which represent a major    - Foreign bonds are a primary investment
  foreign government actions, political          portion of the world's fixed income         only for the Global Strategic Income
  instability, or lack of adequate and           securities, offer attractive potential      Fund and may be a significant
  accurate information                           performance and opportunities for           investment for the Short Term Bond,
- Currency exchange rate movements could         diversification                             Enhanced Income and Bond Funds
  reduce gains or create losses                - Favorable exchange rate movements         - To the extent that a Fund invests in
- Currency and investment risks tend to          could generate gains or reduce losses       foreign bonds, it may manage the
  be higher in emerging markets; these         - Emerging markets can offer higher           currency exposure of its foreign
  markets also present higher liquidity          returns                                     investments relative to its benchmark,
  and valuation risks                                                                        and may hedge a portion of its foreign
                                                                                             currency exposure into the U.S. dollar
                                                                                             from time to time (see also
                                                                                             "Derivatives"); these currency
                                                                                             management techniques may not be
                                                                                             available for certain emerging markets
                                                                                             investments

POTENTIAL RISKS                                POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before           - A Fund can take advantage of attractive   - Each Fund segregates liquid assets to
  issue or for delayed delivery, it              transaction opportunities                   offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its benchmark      - A Fund could outperform its benchmark     - Each adviser focuses its active
  due to its sector, securities or               due to these same choices                   management on those areas where it
  duration choices                                                                           believes its commitment to research
                                                                                             can most enhance returns and manage
                                                                                             risks in a consistent way

DERIVATIVES
- Derivatives such as futures, options,        - Hedges that correlate well with           - The Funds use derivatives, such as
  swaps and forward foreign currency             underlying positions can reduce or          futures, options, swaps and forward
  contracts(1) that are used for hedging         eliminate losses at low cost                foreign currency contracts for hedging
  the portfolio or specific securities         - A Fund could make money and protect         and for risk management (i.e., to
  may not fully offset the underlying            against losses if management's              adjust duration or yield curve
  positions and this could result in             analysis proves correct                     exposure, or to establish or adjust
  losses to the Fund that would not have       - Derivatives that involve leverage could     exposure to particular securities,
  otherwise occurred                             generate substantial gains at low cost      markets, or currencies); risk
- Derivatives used for risk management                                                       management may include management of a
  may not have the intended effects and                                                      Fund's exposure relative to its
  may result in losses or missed                                                             benchmark
  opportunities                                                                            - The Funds only establish hedges that
- The counterparty to a derivatives                                                          they expect will be highly correlated
  contract could default                                                                     with underlying positions
- Certain types of derivatives involve                                                     - While the Funds may use derivatives
  costs to the Funds which can reduce                                                        that incidentally involve leverage,
  returns                                                                                    they do not use them for the specific
- Derivatives that involve leverage could                                                    purpose of leveraging their portfolios
  magnify losses
- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                                POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING
- When a Fund lends a security, there is       - A Fund may enhance income through the     - Each adviser maintains a list of
  a risk that the loaned securities may          investment of the collateral received       approved borrowers
  not be returned if the borrower or the         from the borrower                         - The Funds receive collateral equal to
  lending agent defaults                                                                     at least 100% of the current value of
- The collateral will be subject to the                                                      securities loaned
  risks of the securities in which it is                                                   - The lending agents indemnify a Fund
  invested                                                                                   against borrower default
                                                                                           - Each adviser's collateral investment
                                                                                             guidelines limit the quality and
                                                                                             duration of collateral investment to
                                                                                             minimize losses
                                                                                           - Upon recall, the borrower must return
                                                                                             the securities loaned within the
                                                                                             normal settlement period

ILLIQUID HOLDINGS
- A Fund could have difficulty valuing         - These holdings may offer more             - No Fund may invest more than 15% of net
  these holdings precisely                       attractive yields or potential growth       assets in illiquid holdings
- A Fund could be unable to sell these           than comparable widely traded             - To maintain adequate liquidity to meet
  holdings at the time or price desired          securities                                  redemptions, each Fund may hold high
                                                                                             quality short-term securities
                                                                                             (including repurchase agreements and
                                                                                             reverse repurchase agreements) and,
                                                                                             for temporary or extraordinary
                                                                                             purposes, may borrow from banks up to
                                                                                             33 1/3% of the value of its total
                                                                                             assets

SHORT-TERM TRADING
- Increased trading would raise a Fund's       - A Fund could realize gains in a short     - The Funds may use short-term trading to
  transaction costs                              period of time                              take advantage of attractive or
- Increased short-term capital gains           - A Fund could protect against losses if      unexpected opportunities or to meet
  distributions would raise                      a bond is overvalued and its value          demands generated by shareholder
  shareholders' income tax liability             later falls                                 activity

                                                                                           - The Fund's Portfolio Turnover Rate for
                                                                                             the most recent fiscal year is listed
                                                                                             below:

                                                                                             Bond Fund: 216% (for the most recent
                                                                                             semi-annual period)
                                                                                             Global Strategic Income Fund: 139%
                                                                                             (for the most recent semi-annual
                                                                                             period)
                                                                                             Short Term Bond Fund: 97% (for the
                                                                                             most recent semi-annual period)

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BOND FUND

                                             Six Months
                                                  Ended        Year          Year         Year        Year        Year
                                                4/30/01       Ended         Ended        Ended       Ended       Ended
                                             (unaudited)   10/31/00      10/31/99     10/31/98    10/31/97    10/31/96
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of        $   9.43   $    9.41    $    10.10   $    10.01   $    9.84   $    9.98
Period
----------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations
    Net Investment Income                          0.31        0.60          0.57         0.64        0.65        0.61

    Net Realized and Unrealized Gain (Loss) on
      Investment                                   0.26        0.02         (0.57)        0.15        0.18       (0.11)
                                               ---------   -------------   -------     --------     -------     -------

    Total from Investment Operations               0.57        0.62          0.00         0.79        0.83        0.50

  Less Distributions to Shareholders from

    Net Investment Income                         (0.31)      (0.60)        (0.57)       (0.63)      (0.64)      (0.61)

    In Excess of Net Investment Income               --       (0.00)(1)        --           --          --          --

    Net Realized Gain                                --          --         (0.12)       (0.07)      (0.02)      (0.03)
                                               ---------   -------------   -------     --------     -------     -------
    Total Distributions to Shareholders           (0.31)      (0.60)        (0.69)       (0.70)      (0.66)      (0.64)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period       $   9.69   $    9.43    $     9.41   $    10.10   $   10.01   $    9.84
======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.07%       6.83%         0.03%        8.18%       8.78%       5.21%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)       $908,045   $ 907,411    $1,041,330   $1,001,411    $912,054   $ 836,066
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------
  Net Expenses(2)                                  0.49%       0.49%         0.50%        0.49%       0.50%       0.50%
----------------------------------------------------------------------------------------------------------------------
  Net Investment Income(2)                         6.47%       6.37%         5.92%        6.32%       6.59%       6.28%
----------------------------------------------------------------------------------------------------------------------
  Expenses without Reimbursement(2)                0.49%       0.49%         0.51%        0.50%       0.50%       0.53%
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                               216%        531%          465%         115%         93%        186%
----------------------------------------------------------------------------------------------------------------------

 (1) Amount is less than $0.005.
 (2) Short periods have been annualized.
 (3) The percentages reflect the portfolio turnover for The U.S. Fixed Income Portfolio, of which all of JPMorgan Bond Fund's investable assets were invested.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

                                                Six Months                                   For the Period(1)
                                                     Ended       Year       Year       Year           3/17/97
                                                   4/30/01      Ended      Ended      Ended           through
                                                (unaudited)  10/31/00   10/31/99   10/31/98          10/31/97
-------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period    $   9.29   $   9.35   $   9.72   $  10.16       $   10.00
-------------------------------------------------------------------------------------------------------------
  Income from Investment Operations
    Net Investment Income                             0.35       0.88       0.62       0.75            0.46
    Net Realized and Unrealized Gain (Loss) on        0.08      (0.25)     (0.37)     (0.45)           0.15
                                                  ---------  ---------   --------   --------       ---------
       Investment
    Total from Investment Operations                  0.43       0.63       0.25       0.30            0.61
  Less Distributions to Shareholders from
    Net Investment Income                            (0.53)     (0.69)     (0.62)     (0.70)          (0.45)
    Net Realized Gain                                   --         --         --      (0.02)             --
    Return of Capital                                   --         --         --      (0.02)             --
                                                  ---------   --------   --------   --------       ---------
    Total Distributions to Shareholders              (0.53)     (0.69)     (0.62)     (0.74)          (0.45)
-------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period          $   9.19   $   9.29   $   9.35   $   9.72       $   10.16
=============================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          4.68%      6.93%      2.62%      2.91%           6.15%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $165,163   $163,454   $183,085   $223,700       $ 105,051
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------
    Net Expenses(2)                                   0.65%      0.65%      0.65%      0.65%           0.65%
-------------------------------------------------------------------------------------------------------------
    Net Investment Income(2)                          7.49%      7.36%      6.70%      6.59%           7.12%
-------------------------------------------------------------------------------------------------------------
    Expenses without Reimbursement(2)                 0.82%      0.80%      0.78%      0.83%           1.18%
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                                  139%       266%       318%       368%            212%
-------------------------------------------------------------------------------------------------------------

 (1) Commencement of operations.
 (2) Short periods have been annualized.
 (3) The percentages reflect the portfolio turnover for the Global Strategic Income Portfolio, of which all of JPMorgan Global Strategic Income Fund's investable assets were invested.

JPMORGAN SHORT TERM BOND FUND

                                                Six Months
                                                     Ended          Year         Year       Year         Year        Year
                                                   4/30/01         Ended        Ended      Ended        Ended       Ended
                                                (unaudited)     10/31/00     10/31/99   10/31/98     10/31/97    10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period    $   9.58     $    9.67     $   9.96   $   9.84     $   9.85    $  9.83
--------------------------------------------------------------------------------------------------------------------------
    Income from Investment Operations
    Net Investment Income                             0.31          0.60         0.58       0.59         0.61       0.55
    Net Realized and Unrealized Gain (Loss) on
       Investment                                     0.15         (0.08)       (0.29)      0.12        (0.01)      0.02
                                                  ---------     ---------     --------   --------     ---------   -------
    Total from Investment Operations                  0.46          0.52         0.29       0.71         0.60       0.57
Less Distributions to Shareholders from
    Net Investment Income                            (0.30)        (0.61)       (0.54)     (0.59)       (0.61)     (0.55)
    Net Realized Gain                                   --            --        (0.04)        --           --         --
                                                  ---------     ---------     --------   --------     ---------   -------
    Total Distributions to Shareholders              (0.30)        (0.61)       (0.58)     (0.59)       (0.61)     (0.55)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period          $   9.74     $    9.58     $   9.67   $   9.96     $   9.84    $  9.85
==========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          4.85%         5.49%        3.03%      7.40%        6.27%      6.01%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $494,609     $ 415,417     $354,267   $232,986     $ 27,375    $17,810
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
    Net Expenses(1)                                   0.30%         0.29%        0.29%      0.25%        0.25%      0.37%
--------------------------------------------------------------------------------------------------------------------------
    Net Investment Income(1)                          6.34%         6.30%        5.51%      5.84%        6.19%      5.69%
--------------------------------------------------------------------------------------------------------------------------
    Expenses without Reimbursement(1)                 0.46%         0.47%        0.51%      0.62%        0.96%      1.37%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(2)                                   97%          271%         398%       381%         219%       191%
--------------------------------------------------------------------------------------------------------------------------

(1)  Short periods have been annualized.
(2) The percentages reflect the portfolio turnover for The Short Term Bond Portfolio, of which all of JPMorgan Short Term Bond Fund's investable assets were invested.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JP MORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

The Investment Company Act File Nos. are 811-07342 for JPMorgan Short Term Bond Fund, JPMorgan Bond Fund and JPMorgan Global Strategic Income Fund and 811-07795 for JPMorgan Enhanced Income Fund.

       (C) 2001 J.P.Morgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR FII-901 X

PROSPECTUS SEPTEMBER 7 2001

JPMORGAN FIXED INCOME FUNDS INCOME FUNDS

SELECT CLASS SHARES

BOND FUND
BOND FUND II
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
INTERMEDIATE BOND FUND

SHORT TERM BOND FUND
STRATEGIC INCOME FUND
U.S.TREASURY INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

 CONTENTS

 Bond Fund                                               1

 Bond Fund II                                            6

 Fleming Emerging Markets Debt Fund                     12

 Global Strategic Income Fund                           17

 Intermediate Bond Fund                                 22

 Short Term Bond Fund                                   28

 Strategic Income Fund                                  33

 U.S. Treasury Income Fund                              38

 The Funds' Management and Administration               42

 How Your Account Works                                 44

    Buying Fund Shares                                  44

    Selling Fund Shares                                 45

    Other Information Concerning the Funds              46

    Distributions and Taxes                             46

 Investments                                            48

 Risk and Reward Elements                               50

 Financial Highlights of the Funds                      53

 How To Reach Us                                Back cover

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. (or unrated securities of comparable quality), including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

Returns for the period 1/1/91 through prior 7/31/93 reflect performance of The Pierpont Bond Fund, the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUNDS YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%

YEAR BY YEAR RETURNS(1),(2)
[CHART]


1991                                        13.45%
1992                                         6.53%
1993                                         9.98%
1994                                        -2.68%
1995                                        18.42%
1996                                         3.30%
1997                                         9.29%
1998                                         7.54%
1999                                        -0.55%
2000                                        10.93%


---------------------------------------------------
BEST QUARTER                                  6.30%
---------------------------------------------------
                                 2nd quarter, 1995
---------------------------------------------------
WORST QUARTER                                -2.38%
---------------------------------------------------
                                 1st quarter, 1994


AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December31, 2000


                                        PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------
SELECT CLASS SHARES(2)                  10.93         6.02          7.45
--------------------------------------------------------------------------------
SALOMON SMITH BARNEY BROAD
INVESTMENT GRADE BOND INDEX
(NO EXPENSES)                           11.59         6.45          8.00
--------------------------------------------------------------------------------

(1)  THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                            0.30
DISTRIBUTION (RULE 12b-1) FEES             NONE
SHAREHOLDER SERVICE FEES                   0.25
OTHER EXPENSES (1)                         0.18
--------------------------------------------------
TOTAL OPERATING EXPENSES                   0.73
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)   (0.04)
--------------------------------------------------
NET EXPENSES(2)                            0.69
--------------------------------------------------

 (1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
 (2) REFLECTS AN PURSUANT TO WHICH MORGAN GUARANTEE TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.69% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and
-  net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YR.       3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         70           221         394         895
--------------------------------------------------------------------------------

JP MORGAN BOND FUND II

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), or Fitch Investor's Service Inc. (Fitch) or in securities that are unrated but of comparable quality.

The Fund may also invest in debt securities rated as investment grade or higher by Moody's, S&P or Fitch, or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser, J.P.Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The adviser also actively manages the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that it uses in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet its target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual maturities according to changes in the market.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Index.

All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January1, 1997, the Fund received the assets of three common trust funds which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.60%.

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                                     15.33%
1992                                      6.46%
1993                                     11.40%
1994                                     -3.83%
1995                                     18.51%
1996                                      3.20%
1997                                      8.81%
1998                                      7.94%
1999                                     -1.05%
2000                                     10.08%

--------------------------------------------------
BEST QUARTER                                 6.07%
--------------------------------------------------
                                 3rd quarter, 1991
--------------------------------------------------
WORST QUARTER                               -2.76%
--------------------------------------------------
                                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

For the periods ending December 31, 2000


                                     PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES                  10.08         5.71          7.50
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX          11.63         6.46          7.96
--------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED
FUNDS INDEX                          10.31         5.49          7.72
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


MANAGEMENT FEES                               0.30
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.19
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               0.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.14)
--------------------------------------------------
NET EXPENSES(2)                               0.60
--------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year and
-  net expenses for three years and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                  1 YEAR       3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES ($)           61           222         398         905
--------------------------------------------------------------------------------

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally range between three and five years, similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated in the lowest rating categories sometimes called junk bonds (or the unrated equivalent).

In addition to the investment process described below, the adviser makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund the adviser, J.P.Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

Because the Fund is non-diversified and may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared to ride out periods of negative return.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL
     - ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "select". The bar chart indicates some of the risks by showing the performance of the Fund's Select Class Shares from year to year for each of the last three calendar years. This provides some indication of the risks of investing in the Fund. The table indicates some of the risks by showing how the Fund's average annual returns for the past year and life of the Fund. It compares the performance to the Emerging Markets Bond Index Global. This broad-based unmanaged index tracks total return for U.S. dollar denominated emerging markets debt, including Brady bonds, Eurobonds and loans. The Emerging Market Bond Index Global is a more diverse index that includes more countries.

The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 5.88%.

YEAR-BY-YEAR TOTAL RETURNS(1),(2)

[CHART]

1998                                       -15.93%
1999                                        25.97%
2000                                        15.23%

--------------------------------------------------
     BEST QUARTER                           14.16%
--------------------------------------------------
                                4th quarter, 1999
--------------------------------------------------
     WORST QUARTER                         -21.73%
--------------------------------------------------
                                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2000(1)

                                            PAST 1 YR.           LIFE OF FUND(1)
--------------------------------------------------------------------------------
SELECT CLASS SHARES                         15.23                     6.54
--------------------------------------------------------------------------------
EMERGING MARKETS BOND INDEX
GLOBAL (NO EXPENSES)                        14.41                     8.53
--------------------------------------------------------------------------------

(1) The Fund commenced operations on 4/17/97 and returns reflect performance from 4/30/97
(2) The Fund's fiscal year end is 7/31. Prior to 1999, the Fund's fiscal year end was 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                               0.70
DISTRIBUTION (RULE 12 b-1) FEES               NONE
SHARE HOLDER SERVICE FEES                     0.25
OTHER EXPENSES(1)                             1.10
--------------------------------------------------
TOTAL OPERATING EXPENSES                      2.05
FEE WAIVER AND EXPENSE REIMBURSEMENT (2)     (0.80)
NET EXPENSES(2)                               1.25
--------------------------------------------------

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:
-  $10,000 initial investment,
-  5% return each year, and
-  net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                  1 YR.     3 YRS.       5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       127       397          868         2,174
--------------------------------------------------------------------------------

(1)"OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2)REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF
   NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. or which are unrated securities of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent).

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar
  (range 0-25%)

- 35% public/private mortgages
  (range 20-45%)

- 15% public/private corporates
  (range 5-25%)

- 15% emerging markets
  (range 0-25%)

- 23% high yield corporates
  (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

 BEFORE YOU INVEST

 INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
 - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
 - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

   INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - HAVE A SHORT-TERM INVESTMENT HORIZON
     - ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.15%

YEAR-BY-YEAR RETURNS (1),(2),(3)
[CHART]

1998                                        2.59%
1999                                        2.51%
2000                                        7.98%

-----------------------------------------------
BEST QUARTER                              3.13%
-----------------------------------------------
                              1st quarter, 1998
-----------------------------------------------
WORST QUARTER                            -1.45%
-----------------------------------------------
                              3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                            PAST 1 YR.         LIFE OF FUND
--------------------------------------------------------------------------------
SELECT CLASS SHARES(3)                       7.98              6.05
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND
INDEX (NO EXPENSES)                         11.63              7.84
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                               9.45
DISTRIBUTION (RULE 12 b-1) FEES               NONE
SHARE HOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.75
--------------------------------------------------
TOTAL OPERATING EXPENSES                      1.45
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)      (0.45)
--------------------------------------------------
NET EXPENSES(2)                               1.00
--------------------------------------------------

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                   1 YR.     3 YRS.       5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       102       318          656         1,612
--------------------------------------------------------------------------------

JPMORGAN INTERMEDIATE BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund seeks as high a level of income as possible as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund will invest at least 65% of its total assets in a broad range of investment-grade debt securities. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.

The Fund may also invest in debt securities rated as investment grade or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. (Fitch), or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund's dollar-weighted average maturity is between three and ten years.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, the interest rates of which adjust automatically whenever a specified interest rate changes, and in variable rate securities, the interest rates of which are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

 BEFORE YOU INVEST

 INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
 - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
 - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM), seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity.

The adviser also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments

To the extent the Fund invests in foreign securities it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past year, five years and ten years. It compares that performance to the Lehman Intermediate Gov't/Credit Index and Lehman Aggregate Bond Index, widely recognized market benchmarks, and the Lipper Intermediate Investment Grade Debt Funds Index. In the past, the Fund has compared its performance to the Lehman Intermediate Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.93%.

YEAR-BY-YEAR RETURNS(1)
[CHART]

   1991                                       16.06%
   1992                                        6.38%
   1993                                       10.41%
   1994                                       -5.37%
   1995                                       18.39%
   1996                                        1.92%
   1997                                        7.93%
   1998                                        7.22%
   1999                                       -0.32%
   2000                                       10.22%

-----------------------------------------------
BEST QUARTER                              6.32%
-----------------------------------------------
                              2nd quarter, 1995
-----------------------------------------------
WORST QUARTER                            -3.78%
-----------------------------------------------
                              1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                       PAST 1 YEAR  PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES                        10.22%       5.32%         7.07%
--------------------------------------------------------------------------------
LEHMAN INTERMEDIATE GOVT/CREDIT INDEX      10.12%       6.11%         7.36%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX                11.63%       6.46%         7.96%
--------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT
GRADE DEBT FUNDS INDEX                     10.58%       5.86%         7.52%
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                              0.30
DISTRIBUTION (RULE 12b-1) FEES                               NONE
SHAREHOLDER SERVICE FEES                                     0.25
OTHER EXPENSES(1)                                            0.20
------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                              0.75
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                       -
------------------------------------------------------------------
NET EXPENSES(2)                                              0.75
------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for three years and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       77          240         417         930
---------------------------------------------------------------------------

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.


The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc., including at least 75% A or better. It also may invest in unrated securities of comparable quality. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index.The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Investment Management Inc. (JPMIM) employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

For the period 7/31/93 through 9/30/93, the returns reflect performance of the Pierpont Short Term Bond Fund, the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.39%

[CHART]
YEAR BY YEAR RETURNS (1),(2),(3)

1994                                  0.36%
1995                                  10.80%
1996                                  5.10%
1997                                  6.40%
1998                                  7.04%
1999                                  3.21%
2000                                  7.23%

---------------------------------------------
BEST QUARTER                3.36%
---------------------------------------------
                            2nd quarter, 1995
---------------------------------------------
WORST QUARTER               -0.47%
---------------------------------------------
                            1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1),(2)


                                     PAST 1 YR.    PAST 5 YRS.     LIFE OF FUND
--------------------------------------------------------------------------------
SELECT CLASS SHARES(3)               7.23          5.79            5.55
--------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (NO EXPENSES)                  8.00          5.92            5.76
--------------------------------------------------------------------------------

(1)  THE FUND COMMENCED OPERATIONS ON 7/31/93.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.25
OTHER EXPENSES(1)                                           0.30
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.80
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.20)
-----------------------------------------------------------------
NET EXPENSES  (2)                                           0.60
-----------------------------------------------------------------

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,
- 5% return each year, and
- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                   1 YR.      3 YRS.      5YRS.         10YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       61         192         382         931
--------------------------------------------------------------------------------

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund seeks a high level of income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:
- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.
- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P.Morgan Fleming Asset Management (USA), Inc.(JPMFAM (USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

     WHO MAY WANT TO INVEST
     THE FUND'S DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - HAVE A SHORT-TERM INVESTMENT HORIZON
     - ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This sections shows the Fund's performance record with respect to the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus). The bar chart shows how the performance of the Fund's shares has varied from year to year during the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, and the life of the fund. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Multi-Sector Income Funds Index.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]
YEAR-BY-YEAR RETURNS (1),(2)

1999                      6.43%
2000                      1.40%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.13%

-----------------------------------------------
BEST QUARTER                              2.90%
-----------------------------------------------
                              4th quarter, 1999
-----------------------------------------------
WORST QUARTER                            -0.57%
-----------------------------------------------
                              3rd quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                  PAST 1 YEAR   LIFE OF FUND
-----------------------------------------------------------------------------
SELECT CLASS SHARES                                1.40         3.32
-----------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)         11.63         5.14
-----------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX (NO        -0.36         0.22
EXPENSES)
-----------------------------------------------------------------------------

(1)  THE FUND COMMENCED OPERATIONS ON 11/30/98.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

MANAGEMENT FEE                                              0.50
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.25
OTHER EXPENSES(1)                                           1.65
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    2.40
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (1.40)
-----------------------------------------------------------------
NET EXPENSES(2)                                             1.00
-----------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:
-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                 1 YEAR      3 YEARS     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)                    102         614         1,154         2,629
(WITH OR WITHOUT REDEMPTION)
--------------------------------------------------------------------------------

JPMORGAN U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 65% of its total assets in:
- debt securities issued by the U.S. Treasury, and
- repurchase agreements in which the Fund receives these securities as collateral.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual duration according to changes in the market.

The Fund develops an appropriate portfolio strategy based on a forecast of the level and direction of interest rates. When making this forecast, the adviser also determines an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc (JPMFAM (USA)), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     -  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     -  ARE PURSUING A GOAL OF TOTAL RETURN
     -  WANT TO ADD A FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -  REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus). Because Institutional Class Shares were not launched until February 16, 2001, the performance shown is based on performance for Class A shares of the Fund. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lehman U.S. Treasury Bond Index, two widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 1.87%.

[CHART]
YEAR-BY-YEAR RETURNS (1),(2)

1991                                     14.79%
1992                                      5.87%
1993                                     10.32%
1994                                     -4.46%
1995                                     17.53%
1996                                      1.26%
1997                                      8.34%
1998                                      8.78%
1999                                     -2.96%
2000                                     12.61%

---------------------------------------------------------------------
BEST QUARTER                                                   5.87%
---------------------------------------------------------------------
                                                   2nd quarter, 1995
---------------------------------------------------------------------
WORST QUARTER                                                 -2.98%
---------------------------------------------------------------------
                                                   1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS(%)
Shown performance over time, for periods ended December 31, 2000

                                       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES(2)                     12.61        5.46          6.98
--------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX               13.24        6.49          7.92
(NO EXPENSES)
--------------------------------------------------------------------------------
LEHMAN U.S. TREASURY BOND INDEX            13.52        6.49          7.92
(NO EXPENSES)
--------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOV'T FUNDS INDEX      11.89        5.54          6.75
(NO EXPENSES)
--------------------------------------------------------------------------------

(1)THE FUND'S FISCAL YEAR END IS 10/31.
(2)THE PERFORMANCE SHOWN ABOVE IS FOR CLASS A SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND CLASS A SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS A SHARES WOULD DIFFER ONLY TO THE EXTENT THAT CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.

INVESTMENT EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.30
DISTRIBUTION (12b-1) FEES                                   NONE
SHAREHOLDER SERVICE FEES                                    0.25
OTHER EXPENSES(1)                                           0.39
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.94
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.39)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                             0.55
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES(EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF THE SELECT CLASS SHARES' AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:
-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

 The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                 1 YEAR      3 YEARS     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      56          261          482         1,119
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Bond Fund, Global Strategic Income Fund and Short Term Bond Fund are series of J.P.Morgan Institutional Funds. The Fleming Emerging Markets Debt Fund is a series of J.P. Morgan Funds. The Bond Fund II, Intermediate Bond Fund and Strategic Income Fund are series of Mutual Fund Select Group and the U.S. Treasury Income Fund is a series of Mutual Fund Group. Each Trust is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Bond, Fleming Emerging Markets Debt, Global Strategic Income and Short-Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036

JPMFAM (USA) is the investment adviser and makes the day-to-day investment decisions for the Bond Fund II, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. JPMFAM (USA) and JPMIM are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the advisers were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                              FISCAL
FUND                          YEAR END     %
------------------------------------------------
BOND FUND                     10/31         0.30
------------------------------------------------
BOND FUND II                  10/31         0.30
------------------------------------------------
EMERGING MARKETS DEBT FUND    7/31          0.70
------------------------------------------------
GLOBAL STRATEGIC INCOME FUND  10/31         0.45
------------------------------------------------
INTERMEDIATE BOND FUND        10/31         0.30
------------------------------------------------
SHORT TERM BOND FUND          10/31         0.25
------------------------------------------------
STRATEGIC INCOME FUND         10/31         0.50
------------------------------------------------
U.S.TREASURYINCOMEFUND        10/31         0.05
------------------------------------------------

THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each an "Administrator") provides administrative services and oversees the Funds' other service providers . The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each share holder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P.Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such share were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may puchase Select Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We won't accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.


You will need to have signatures guaranteed for all registered owners or their legal representative if you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

Your can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Bond Fund, Emerging Markets Debt Fund, Global Strategic Income Fund,

Intermediate Bond Fund, U.S. Treasury Income Fund and Short Term Bond Fund declare ordinary income dividends daily and pay them monthly. The Bond
Fund II and Strategic Income Fund declares and pays ordinary income dividends monthly. Each of the Funds makes capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results.

Dividends and distributions consists of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INVESTMENTS
This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P,Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.


PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counter-party to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

++ Permitted (and if applicable, percentage limitation as a percentage of total assets)
-- Permitted, but not a primary investment
+  Permitted, but no current intention of use
-  Not permitted

RELATED TYPES OF RISK

                                             SHORT      BOND      GLOBAL      EMERGING    STRATEGIC   U.S.       BOND   INTER-
                                             TERM                 STRATEGIC   MARKETS     INCOME      TREASURY   II     MEDIATE
                                             BOND                 INCOME      DEBT                    INCOME            BOND
credit, interest rate, market, prepayment    ++         ++        ++          ++          ++          ++         ++     ++

credit, currency, liquidity, political       ++(1)      ++(1)     ++          ++          ++          ++         ++     ++

credit, currency, interest rate,             ++(1)      ++(1)     --          ++          ++          --         ++     ++
liquidity, market, political

credit, currency, interest rate,
liquidity, market, political, valuation      ++(1)      ++(1)     --          ++          ++          ++         -      -

credit, currency, interest rate,
liquidity, market, political,
valuation                                    ++(1)      ++(1)     ++          ++          ++          ++         ++     ++

credit, environmental, extension,
interest rate, liquidity, market, natural
event, political, prepayment, valuation      ++         ++        ++          --          --          --         --     --

credit, currency, extension, interest
rate, leverage, market, political,
prepayment                                   ++(1,2)    ++(1,2)   ++(2)       ++(2)       ++(2)       --(2)      ++     ++

currency, extension, interest rate,
leverage, liquidity, market, political,
prepayment                                   ++(1,2)    ++(1,2)   ++(2)       --(2)       --(2)       --(2)      --(2)  --(2)

credit, currency, extension, interest
rate, liquidity, political, prepayment       ++(1)      ++(1)     ++          ++          ++           -         ++     ++

credit, interest rate, liquidity, market,    ++         ++        ++          ++          ++          --         --     --
valuation

credit, interest rate, liquidity, market,
natural event,prepayment, valuation          ++         ++        ++          ++          ++          --         --     --

credit                                       ++         ++        ++          ++          ++          ++         ++     ++

credit, leverage                             ++(2)      ++(2)     ++(2)       ++(2)       ++(2)       --(2)      ++(2)  ++(2)

credit, currency, interest rate, market,     ++(1)      ++(1)     ++          ++          ++          --         ++     ++
political

credit, currency, interest rate, leverage,   ++(1,2)    ++(1,2)   ++(2)       ++(2)       ++(2)       ++(2)      --(2)  --(2)
market, political

credit, interest rate, market, natural
event, political                             --         --         -           -          ++          ++         --     --

interest rate                                ++         ++        ++          ++          ++          ++         ++     ++

credit, currency, interest rate,
liquidity, market, political, valuation      ++(1)      ++(1)     ++          ++          ++          --         ++     ++

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
NATURAL EVENT RISK
The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
  (1) For each of the Short Term Bond and Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

   (2)All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS
- Each Fund's share price, yield,           - Bonds have generally outperformed         - Under normal circumstances the
  and total return will fluctuate             money market investments over the           Funds plan to remain fully
  in response to bond market                  long term, with less risk than              invested in bonds and other fixed
  movements                                   stocks                                      income securities.
- The value of most bonds will fall         - Most bonds will rise in value             - Bond investments may include U.S.
  when interest rates rise; the               when interest rates fall                    and foreign corporate and
  longer a bond's maturity and the          - Mortgage-backed and asset-backed            government bonds, mortgage-backed
  lower its credit quality, the               securities and direct mortgages             and asset-backed securities,
  more its value typically falls              can offer attractive returns                convertible securities,
- Adverse market conditions may                                                           participation interests and
  from time to time cause a Fund to                                                       private placements
  take temporary defensive                                                              - The Funds seek to limit risk and
  positions that are inconsistent                                                         enhance total return or yields
  with its principal investment                                                           through careful management,
  strategies and may hinder a Fund                                                        sector allocation, individual
  from achieving its investment                                                           securities selection, and
  objective                                                                               duration management
- Mortgage-backed and asset-backed                                                      - During severe market downturns,
  securities (securities                                                                  the Funds have the option of
  representing an interest in, or                                                         investing up to 100% of assets in
  secured by, a pool of mortgages                                                         high quality short-term securities.
  or other assets such as                                                                -Each adviser monitors interest
  receivables) and direct mortgages                                                       rate trends, as well as
  could generate capital losses or                                                        geographic and demographic
  periods of low yields if they are                                                       information related to
  paid off substantially earlier or                                                       mortgage-backed securities and
  later than anticipated                                                                  mortgage prepayments




CREDIT QUALITY
- The default of an issuer would            - Investment-grade bonds have a             - Each Fund maintains its own
  leave a Fund with unpaid interest           lower risk of default                       policies for balancing credit
  or principal                              - Junk bonds offer higher yields              quality against potential yields
- Junk bonds (those rated BB, Ba or           and higher potential gains                  and gains in light of its
  lower) have a higher risk of                                                            investment goals
  default, tend to be less liquid,                                                      - Each adviser develops its own
  and may be more difficult to                                                            ratings of unrated securities and
  value                                                                                   makes a credit quality
                                                                                          determination for unrated
                                                                                          securities
                                                                                        - At least 90% of the Short Term
                                                                                          Bond Fund's assets must be
                                                                                          investment grade or better at
                                                                                          the time of purchase.

FOREIGN INVESTMENTS
- A Fund could lose money because           - Foreign bonds, which represent a          - Foreign bonds are a primary
  of foreign government actions,              major portion of the world's                investment only for the Global
  political instability, or lack of           fixed income securities, offer              Strategic Income, and Emerging
  adequate and accurate information           attractive potential performance            Markets Debt Funds and may be a
- Currency exchange rate movements            and opportunities for                       significant investment for the
  could reduce gains or create                diversification                             Short Term Bond, Bond II,
  losses                                    - Favorable exchange rate movements           Intermediate Bond and Strategic
- Currency and investment risks tend          could generate gains or reduce              Income Funds
  to be higher in emerging markets;           losses                                    - To the extent that a Fund invests
  these markets also present higher         - Emerging markets can offer higher           in foreign bonds, it may manage
  liquidity and valuation risks               returns                                     the currency exposure of its
                                                                                          foreign investments relative to
                                                                                          its benchmark, and may hedge a
                                                                                          portion of its foreign currency
                                                                                          exposure into the U.S. dollar
                                                                                          from time to time (see also
                                                                                          "Derivatives"); these currency
                                                                                          management techniques may not be
                                                                                          available for certain emerging
                                                                                          markets investments



POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities               - A Fund can take advantage of              - Each Fund segregates liquid
  before issue or for delayed                 attractive transaction                      assets to offset leverage risks
  delivery, it could be exposed to            opportunities
  leverage risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES
- A Fund could underperform its             - A Fund could outperform its               - Each adviser focuses its active
  benchmark due to its sector,                benchmark due to these same                 management on those areas where
  securities or duration choices              choices                                     it believes its commitment to
                                                                                          research can most enhance returns
                                                                                          and manage risks in a consistent
                                                                                          way

DERIVATIVES
- Derivatives such as futures,              - Hedges that correlate well with           - The Funds use derivatives, such
  options, swaps and forward                  underlying positions can reduce             as futures, options, swaps and
  foreign currency contracts(1)               or eliminate losses at low cost             forward foreign currency
  that are used for hedging the             - A Fund could make money and                 contracts for hedging and for
  portfolio or specific securities            protect against losses if                   risk management (i.e., to adjust
  may not fully offset the                    management's analysis proves                duration or yield curve exposure,
  underlying positions and this               correct                                     or to establish or adjust
  could result in losses to the             - Derivatives that involve leverage           exposure to particular
  Fund that would not have                    could generate substantial gains            securities, markets, or
  otherwise occurred                          at low cost                                 currencies); risk management may
- Derivatives used for risk                                                               include management of a Fund's
  management may not have the                                                             exposure relative to its
  intended effects and may result                                                         benchmark
  in losses or missed opportunities                                                     - The Funds only establish hedges
- The counterparty to a derivatives                                                       that they expect will be highly
  contract could default                                                                  correlated with underlying
- Certain types of derivatives                                                            positions
  involve costs to the Funds which                                                      - While the Funds (other than the
  can reduce returns                                                                      Strategic Income Fund) may use
- Derivatives that involve leverage                                                       derivatives that incidentally
  could magnify losses                                                                    involve leverage, they do not use
- Derivatives used for non-hedging                                                        them for the specific purpose of
  purposes could cause losses that                                                        leveraging their portfolios
  exceed the original investment
- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses.

SECURITIES LENDING
- When a Fund lends a security,             - A Fund may enhance income through         - Each adviser maintains a list of
  there is a risk that the loaned             the investment of the collateral            approved borrowers
  securities may not be returned if           received from the borrower                - The Funds receive collateral
  the borrower or the lending agent                                                       equal to at least 100% of the
  defaults                                                                                current value of securities
- The collateral will be subject to                                                       loaned
  the risks of the securities in                                                        - The lending agents indemnify a
  which it is invested                                                                    Fund against borrower default
                                                                                        - Each adviser's collateral
                                                                                          investment guidelines limit the
                                                                                          quality and duration of
                                                                                          collateral investment to minimize
                                                                                          losses
                                                                                        - Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
ILLIQUID HOLDINGS
- A Fund could have difficulty              - These holdings may offer more             - No Fund may invest more than 15%
  valuing these holdings precisely            attractive yields or potential              of net assets in illiquid
- A Fund could be unable to sell              growth than comparable widely               holdings
  these holdings at the time or               traded securities                         - To maintain adequate liquidity to
  price desired                                                                           meet redemptions, each Fund may
                                                                                          hold high quality short-term
                                                                                          securities (including repurchase
                                                                                          agreements and reverse repurchase
                                                                                          agreements) and, for temporary or
                                                                                          extraordinary purposes, may
                                                                                          borrow from banks up to 33 1/3%
                                                                                          of the value of its total assets
                                                                                          or draw on a line of credit

SHORT-TERM TRADING
- Increased trading would raise a           - A Fund could realize gains in a           - The Funds may use short-term
  Fund's transaction costs                    short period of time                        trading to take advantage of
- Increased short-term capital              - A Fund could protect against                attractive or unexpected
  gains distributions would raise             losses if a bond is overvalued              opportunities or to meet demands
  shareholders' income tax                    and its value later falls                   generated by shareholder activity
  liability                                                                             - The Fund's Portfolio Turnover
                                                                                          Rate for the most recent fiscal
                                                                                          year is listed below:
                                                                                          Bond Fund: 216% (for the most
                                                                                          recent semi-annual period)
                                                                                          Bond Fund II: 86% (for the most
                                                                                          recent semi-annual period)
                                                                                          Fleming Emerging Markets Debt Fund:
                                                                                          87% (for the most recent
                                                                                          semi-annual period)
                                                                                          Global Strategic Income Fund: 139%
                                                                                          (for the most recent semi-annual
                                                                                          period)
                                                                                          Intermediate Bond Fund: 74% (for
                                                                                          the most recent semi-annual period)
                                                                                          Short Term Bond Fund: 97% (for the
                                                                                          most recent semi-annual period)
                                                                                          Strategic Income Fund:113% (for the
                                                                                          most recent semi-annual period)
                                                                                          US Treasury Income Fund: 39% (for
                                                                                          the most recent semi-annual
                                                                                          period)

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

 BOND FUND II (1)


                                                             11/1/00
                                                             THROUGH        YEAR        YEAR        YEAR 1/1/97(2)
                                                             4/30/01       ENDED       ENDED       ENDED   THROUGH
PER SHARE OPERATING PERFORMANCE:                          (UNAUDITED)   10/31/00    10/31/99    10/31/98  10/31/97
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $38.02      $38.38      $41.29      $41.01    $40.34
----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       1.18        2.38        2.36       2.56       2.31
    Net gain or loss in securities (both realized and
    unrealized)                                                 0.98       (0.36)      (2.37)      0.76       0.67
                                                                ----       -----       -----       ----       ----
    Total from investment operations                            2.16        2.02       (0.01)      3.32       2.98
  Less distributions:
    Dividends from net investment income                        1.18        2.38        2.36       2.55       2.31
    Distributions from capital gains                              --          --        0.54       0.49         --
                                                                ----       -----       -----       ----       ----
    Total distributions                                         1.18        2.38        2.90       3.04       2.31
Net asset value, end of period                                $39.00      $38.02      $38.38     $41.29     $41.01
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    5.71%       5.50%     (0.01%)      8.44%      7.64%
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (millions)                        $651        $587        $620       $590       $520
----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
    Expenses(3)                                                 0.67%       0.69%       0.03%      0.03%      0.02%
----------------------------------------------------------------------------------------------------------------------------
    Net investment income(3)                                    6.08%       6.30%       5.97%      6.27%      6.89%
----------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements and earnings       0.74%       0.71%       0.49%      0.51%      0.49%
    credits(3)
----------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements and   6.01%       6.28%       5.51%      5.79%      6.42%
    earnings credits(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           86%        157%        300%       306%       261%
----------------------------------------------------------------------------------------------------------------------------

  (1) Formerly Chase Vista Select Bond Fund Institutional Class Shares.
  (2) Commencement of operations.
  (3) Short periods have been annualized.

JPMORGAN EMERGING MARKETS DEBT FUND(1)


                                                                 SIX
                                                              MONTHS                   SEVEN
                                                               ENDED        YEAR      MONTHS        YEAR       YEAR
                                                             1/31/01       ENDED       ENDED       ENDED      ENDED
                                                         (UNAUDITED)     7/31/00     7/31/99(2) 12/31/98   12/31/97(3)
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.77       $7.29       $7.30       $9.76     $10.00
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       0.50        0.95        0.49        1.15       0.58
    Net realized and unrealized gain (loss) on
    investment                                                  0.02        1.42        0.02       (2.64)     (0.05)
                                                                ----        ----        ----      -----       -----

    Total from investment operations                            0.52        2.37        0.51      (1.49)       0.53
  Distributions to shareholders from:
    Net investment income                                      (0.50)      (0.89)      (0.52)      (0.81)     (0.58)
    In excess of net investment income                            --          --          --       (0.16)     (0.02)
    Net realized gain                                             --          --          --          --      (0.17)
                                                                ----        ----        ----      ------      ------
    Total distributions to shareholders                        (0.50)       (0.89)     (0.52)      (0.97)     (0.77)
Net asset value, end of period                                 $8.79       $8.77       $7.29       $7.30      $9.76
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    6.23%(4)   34.12%       7.27%(4) (15.93)%      5.47%(4)
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (in thousands)                 $22,862     $20,163     $26,216     $19,313    $11,978
-----------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
    Net expenses                                                1.25%(5)    1.25%       1.25%(5)    1.25%      1.25%(5)
-----------------------------------------------------------------------------------------------------------------------
    Net investment income                                      11.72%(5)   11.01%      12.28%(5)   10.05%      9.71%(5)
-----------------------------------------------------------------------------------------------------------------------
    Expenses without reimbursement                              2.02%(5)    1.95%       2.51%(5)    2.09%      2.40%(5)
-----------------------------------------------------------------------------------------------------------------------
    Interest expense                                            0.02%(5)    0.06%       0.02%(5)       --        --
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(*)                                        87%(4)     295%        555%(4)     791%       182%(4)
-----------------------------------------------------------------------------------------------------------------------

  (1)  Formerly J.P. Morgan Emerging Markets Debt Fund
  (2)  In 1999, the Fund changed the fiscal year-end from 12/31 to 7/31.
  (3)  The Fund commenced operations on 4/17/97.
  (4)  Not annualized.
  (5)  Annualized
  (*) The percentages reflect the portfolio turnover of The Emerging Markets Debt Portfolio, of which the Fund invested all of its investable assets.

INTERMEDIATE BOND FUND (1)


                                                             11/1/00
                                                             THROUGH        YEAR        YEAR        YEAR     1/1/97(2)
                                                             4/30/01       ENDED       ENDED       ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE:                          (UNAUDITED)   10/31/00    10/31/99    10/31/98   10/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.66       $9.69      $10.36      $10.19     $10.09
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       0.28        0.55        0.55        0.62       0.55
    Net gains or losses in securities (both realized and
    unrealized)                                                 0.32       (0.03)      (0.52)       0.17       0.10
                                                                ----       -----       -----        ----       ----

    Total from investment operations                            0.60        0.52        0.03        0.79       0.65
  Less distributions:
    Dividends from net investment income                        0.28        0.55        0.55        0.62       0.55
    Distributions from capital gains                              --          --        0.15          --         --
                                                                ----       -----       -----        ----       ----
    Total distributions                                         0.28        0.55        0.70        0.62       0.55
Net asset value, end of period                                 $9.98       $9.66       $9.69      $10.36     $10.19
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     6.22%      5.61%       0.33%       7.98%      6.71%
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (millions)                        $454        $387        $376        $353       $319
-----------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
    Expenses(3)                                                 0.75%       0.70%       0.04%       0.04%      0.06%
-----------------------------------------------------------------------------------------------------------------------
    Net investment income(3)                                    5.63%       5.78%       5.55%       6.16%      6.67%
-----------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements and earning        0.75%       0.72%       0.50%       0.52%      0.54%
    credits(3)
-----------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements       5.63%       5.76%       5.09%       5.68%      6.19%
    and earnings credits(3)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           74%        110%        123%        168%       193%
-----------------------------------------------------------------------------------------------------------------------


(1) Formerly Chase Vista Select Intermediate Bond Fund Institutional Class
    Shares.
(2) Commencement of operations.
(3) Short periods have been annualized.

JPMORGAN STRATEGIC INCOME FUND (1)


                                                                        11/01/99     11/30/98(3)
                                                                         THROUGH        THROUGH
PER SHARE OPERATING PERFORMANCE:                                     11/05/99(2)      10/31/99
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $9.59         $10.00
--------------------------------------------------------------------------------------------------
 Income from Investment Operations:
   Net Investment Income                                                    0.01           0.72
   Net Gains or Losses in Securities (both realized and unrealized)         0.04          (0.41)
                                                                            ----           ----
   Total from Investment Operations                                         0.05           0.31
 Distributions to Shareholders from:
   Dividends from Net Investment Income                                       --           0.72
   Distributions from Capital Gains                                           --             --
   Tax Return of Capital                                                      --             --
                                                                            ----           ----
   Total Dividends and Distributions                                          --           0.72
                                                                           $9.64         $ 9.59
Net Asset Value, End of Period
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                0.52%          3.29%
==================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
    Net Assets, end of period (in millions)                                 $ --            $ 1
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------
    Expenses(4)                                                             0.40%          0.24%
--------------------------------------------------------------------------------------------------
    Net Investment Income(4)                                                4.77%          8.07%
--------------------------------------------------------------------------------------------------
    Expenses Without Waivers, Reimbursements and Earnings Credits(4)        1.54%          3.87%
--------------------------------------------------------------------------------------------------
    Net Investment Income Without Waivers, Reimbursements                   3.63%          4.44%
    and Earnings Credits(4)
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      113%           136%
--------------------------------------------------------------------------------------------------

 (1) Formerly Chase Vista Strategic Income Fund-Institutional Class Shares
 (2) All outstanding shares were redeemed effective November 5, 1999. The Fund continues to offer Select Class shares for sale.
 (3) Commencement of operations.
 (4) Short periods have been annualized.

JPMORGAN U.S.TREASURY INCOME FUND (1)

                                                                                     2/16/01(2)
                                                                                        THROUGH
                                                                                        4/30/01
PER SHARE OPERATING PERFORMANCE:                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                     $11.10
-----------------------------------------------------------------------------------------------
  Income from Investment Operations:
    Net Investment Income                                                                  0.11
    Net Gain or (Losses) in Securities (both realized and unrealized)                     (0.10)
                                                                                          -----
    Total from Investment Operations                                                       0.01
  Distributions to Shareholders from:
    Dividends from Net Investment Income                                                   0.11
    Distributions from Capital Gains                                                         --
    Total Dividends and Distributions                                                      0.11
Net Asset Value, End of Period                                                           $11.00
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                                                               0.09%
===============================================================================================
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
    Net Assets, End of Period (in millions)                                                $ 48
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------
    Expenses(3)                                                                            0.55%
-----------------------------------------------------------------------------------------------
    Net investment income(3)                                                               5.35%
-----------------------------------------------------------------------------------------------
    Expenses without waivers,reimbursements and earnings credits(3)                        1.03%
-----------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements and
    earnings credits(3)                                                                    4.87%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      39%
-----------------------------------------------------------------------------------------------

 (1) Formerly Chase Vista U.S. Treasury Income Fund -Institutional Class Shares.
 (2) Commencement of offering of class of shares.
 (3) Short periods have been annualized.

This page intentionally left blank.

How To Reach Us

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at
1-800-348-4782 or writing to:

JP MORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpm organfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMORGAN FUNDS FULFILLMENT CENTER
                                393 MANLEY STREET
                        WEST BRIDGEWATER, MA 02379-1039

The Funds' Investment Company Act File Nos. are 811-07342 for JPMorgan Short Term Bond Fund, JPMorgan Bond Fund and JPMorgan Global Strategic Income Fund-- 811-5151 for JPMorgan Strategic Income Fund, and JPMorgan U.S. Treasury Income Fund, 811-07795 for JPMorgan Global High Yield Bond Fund 811-7843 for JPMorgan Bond Fund II and 811-07340 for JPMorgan Fleming Emerging Markets Debt Fund.

       (C) 2001 J.P.Morgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR-FIS-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN FIXED INCOME FUNDS

ULTRA SHARES

BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

RH-BDUL-701

CONTENTS
Bond Fund                                        1

The Fund's Management and Administration         6

How Your Account Works                           7

  Buying Fund Shares                             7

  Selling Fund Shares                            7

  Other Information Concerning the Fund          8

  Distributions and Taxes                        8

Investments                                     10

Risk and Reward Elements                        12

How To Reach Us                         Back cover

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 10-13.

THE FUND'S OBJECTIVE
The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed-income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. (or unrated securities of comparable quality), including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

    BEFORE YOU INVEST
    INVESTORS  CONSIDERING THE FUND SHOULD  UNDERSTAND THAT:
    -  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    -  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY  OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quanti-tative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lost the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield write exposure, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:

  -  WANT  TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
  -  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  -  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
  -  REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Ultra Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark.

Returns for the period 1/1/91 through 7/31/93 reflect performance of The Pierpont Bond Fund, the Fund's predecessor. During this period, the actual returns of the Ultra Shares would have been lower than shown because the Ultra Shares have higher expenses than the Institutional Class Shares (or the Fund's predecessor).

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%.

[CHART]

YEAR-BY-YEAR RETURNS (1,2,3)

1991                 13.45%
1992                  6.53%
1993                  9.98%
1994                 -2.68%
1995                 18.42%
1996                  3.30%
1997                  9.29%
1998                  7.54%
1999                 -0.55%
2000                 10.93%

----------------------------------------
BEST QUARTER                    6.30%
----------------------------------------
                    2nd quarter, 1995
----------------------------------------
WORST QUARTER                  -2.38%
----------------------------------------
                    1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                         PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
--------------------------------------------------------------------------------
ULTRA SHARES(3)                          10.93        6.02         7.45
--------------------------------------------------------------------------------
SALOMON SMITH BARNEY BROAD
INVESTMENT GRADE BOND INDEX
(NO EXPENSES)                            11.59        6.45         8.00
--------------------------------------------------------------------------------

(1)  THE FUND COMMENCED OPERATIONS ON 7/26/93.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE ULTRA AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF ULTRA CLASS SHARES WOULD DIFFER ONLY TO THE EXTENT THAT INSTITUTIONAL CLASS SHARES HAVE HIGHER EXPENSES THAN ULTRA CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR ULTRA SHARES
The estimated expenses of the Ultra Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                               0.30
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.05
OTHER EXPENSES(1)                             0.18
---------------------------------------------------
TOTAL OPERATING EXPENSES                      0.53
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)      (0.13)
---------------------------------------------------
NET EXPENSES(2)                               0.40
---------------------------------------------------

EXAMPLE The example below is intended to help you compare the cost of investing in the Ultra Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Ultra Shares and your actual costs may be higher or lower.

                                  1 YR.     3 YRS.       5 YRS.      10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      41        128          255         625
------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED  EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES IT WILL REIMBURSE THE FUND, TO THE EXTENT TOTAL OPERATING EXPENSES OF THE ULTRA SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.40% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Bond Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) of 0.30% as a percentage of average daily net assets.

PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR
Morgan Guaranty Trust Company of New York (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.05% of the average daily net assets of the Ultra Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

The Fund may issue multiple classes of shares. This prospectus relates only to the Ultra Shares of the Fund. A person who gets compensated for selling Fund shares may receive a different amount for each class.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Ultra Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Ultra Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Ultra Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782.

MINIMUM INVESTMENTS

Investors must buy a minimum of $20,000,000 worth of Ultra Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Ultra Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm that you want to sell your Bond Fund Ultra Shares. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Funds Service Center
PO Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally pays ordinary income dividends monthly. Net capital gain, if any, is distributed annually. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INVESTMENTS
This table discusses the customary types of investments which can be held by the Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization..

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of domestic or foreign bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:
CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counter-party to a contract, resulting in a loss to the purchaser.
CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).
LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

    ++  Permitted (and if applicable, percentage limitation)
           Percentage of total assets - BOLD
           Percentage of net assets - ITALIC
    --  Permitted, but not typically used
     +  Permitted, but not current intention of use
     -  Not permitted
            RELATED TYPES OF RISK

  credit, interest rate, market, prepayment                                     ++

  credit, currency, liquidity, political                                        ++(1)

  credit, currency, interest rate, liquidity, market, political                 ++(1)

  credit, currency, interest rate, liquidity, market, political, valuation      ++(1)

  credit, currency, interest rate, liquidity, market, political, valuation      ++(1)

  credit, environmental, extension, interest rate, liquidity, market,
  natural event, political, prepayment, valuation                               ++

  credit, currency, extension, interest rate, leverage, market, political,
  prepayment                                                                    ++(1,2)

  currency, extension, interest rate, leverage, liquidity, market, political,
  prepayment                                                                    ++(1,2)

  credit, currency, extension, interest rate, liquidity, political, prepayment  ++(1)

  credit, interest rate, liquidity, market, valuation                           ++

  credit, interest rate, liquidity, market, natural event, prepayment,
  valuation                                                                     ++

  credit                                                                        ++

  credit, leverage                                                              ++(2)

  credit, currency, interest rate, market, political                            ++(1)

  credit, currency, interest rate, leverage, market, political                  ++(1,2)

  credit, interest rate, leverage, liquidity, market                            -

  credit, interest rate, market, natural event, political                       --

  interest rate                                                                 ++

  credit, currency, interest rate, liquidity, market, political, valuation      ++(1)

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.
MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.
PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.
VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

 (1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.
 (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                         POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS
- The Fund's share price, yield,        - Bonds have generally outperformed             - Under normal circumstances the
  and total return will fluctuate         money market investments over the               Funds plan to remain fully
  in response to bond market market       long term, with less risk than                  invested in bonds and other fixed
  movements                               stocks                                          income securities
- The value of most bonds will fall     - Most bonds will rise in value                 - Bond investments may include U.S.
  when interest rate rise; the            when interest rates fall                        and foreign corporate and
  longer a bond's maturity and the      - Mortgage-backed and asset-backed                government bonds, mortgage-backed
  lower its credit quality, the           securities and direct mortgages                 and asset backed securities,
  more its value typically falls          can offer attractive returns                    convertible securities,
- Adverse market conditions may                                                           participation interest and
  from time to time cause the Fund                                                        private placements
  to take temporary defensive                                                           - The Fund seeks to limit risk and
  positions that are inconsistent                                                         enhance total return or yields
  with its principal investment                                                           through careful management,
  strategies and may hinder the                                                           sector allocation, individual
  Funds from achieving its                                                                securities selection and duration
  investment objective                                                                    management
- Mortgage-backed and asset-backed                                                      - During severe market downturns,
  securities (securities                                                                  the Fund has the option of
  representing an interest in, are                                                        investing up to 100% of assets in
  secured by, a pool of mortgages                                                         high quality short-term
  such as receivables) and direct                                                         securities
  mortgages could generate capital                                                      - The adviser monitors interest
  losses or periods of low yields                                                         rate trends, as well as
  if they are paid off                                                                    geographic and demo- graphic
  substantially earlier or later                                                          information related to
  than anticiapted                                                                        mortgage-backed securities and
                                                                                          mortgage prepayments
CREDIT QUALITY
- The default of an issuer would        - Investment-grade bonds have a                 - The Fund maintains its own
  leave the Fund with unpaid              lower risk of default                           policies for balancing credit
  interest or principal                 - Junk bonds offer higher use and                 quality against potential yields
- Junk bonds (those rated BB/Ba or        higher potential gains                          and gains in light of its
  lower) have a higher risk of                                                            investment goals
  default, tend to be less liquid,                                                      - The adviser develops its own
  and may be more difficult to                                                            ratings of unrated securities and
  value.                                                                                  makes a credit quality
                                                                                          determination for unrated
                                                                                          securities
FOREIGN INVESTMENTS
- The Fund could lose money because     - Foreign bonds, which represent a              - Foreign bonds may be a
  of foreign government actions,          major portion of the world's                    significant investment for the
  political instability, or lack of       fixed income securities, offer                  Fund
  adequate and accurate information       attractive potential performance              - To the extent that the Fund
- Currency exchange rate movements        and opportunities for                           invests in foreign bonds, it may
  could reduce gains or create            diversification                                 manage the currency exposure of
  losses                                - Favorable exchange rate movements               its foreign investment relative
- Currency and investment risks           could generate gains or reduce                  to its benchmark, and may hedge a
  tend to be higher in emerging           losses                                          portion of its foreign currency
  markets                               - Emerging markets can offer higher               exposure into the U.S. dollar
                                          returns                                         from time to time (see also
                                                                                          "Derivatives"); these currency
                                                                                          management tech- niques may not
                                                                                          be available for certain emerging
                                                                                          markets investments
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When the Fund buys securities         - The Fund can take advantage of                - The Fund segregates liquid assets
  before issue or for delayed             attractive transaction                          to offset leverage risk
  delivery, it could be exposed to        opportunities
  leverage risk if it does not
  segregate liquid assets

POTENTIAL RISKS                         POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
MANAGEMENT CHOICES
- The Fund could underperform its       - The Fund could outperform its                 - The adviser focuses its active
  benchmark due to its sector,            benchmark due to these same                     management on those areas where
  securities or duration choices          choices                                         it believes its commitment to
                                                                                          research can most enhance returns
                                                                                          and manage risks in a consistent
                                                                                          way
DERIVATIVES
- Derivatives such as futures,          - Hedges that correlate well with               - The Fund uses derivatives, such
  options, swaps and forward              underlying positions can reduce                 as futures, options, swaps and
  foreign currency contracts(1)           or eliminate losses at low cost                 forward foreign currency
  that are used for hedging the         - The Fund could make money and                   contracts for hedging and for
  portfolio or specific securities        protect against losses if                       risk management (i.e., to adjust
  may not fully offset the                management's analysis proves                    duration or yield curve exposure,
  underlying positions and this           correct                                         or to establish or adjust
  could result in losses to the         - Derivatives that involve leverage               exposure to particular
  Fund that would not have                could generate substantial gains                securities, markets, or
  otherwise occurred                      at low cost                                     currencies); risk management may
- Derivatives used for risk                                                               include management of the Fund's
  management may not have the                                                             exposure relative to its
  intended effects and may result                                                         benchmark
  in losses or missed opportunities                                                     - The Fund only establishes hedges
- The counterparty to a derivatives                                                       that it expects will be highly
  contract could default                                                                  correlated with underlying
- Certain types of derivatives                                                            positions
  involve costs to the Fund which                                                       - While the Fund may use
  can reduce returns                                                                      derivatives that incidentally
- Derivatives that involve leverage                                                       involve leverage, it does not use
  could magnify losses                                                                    them for the specific purpose of
- Derivatives used for non-hedging                                                        leveraging its portfolio
  purposes could cause losses that
  exceed the original investment
- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by the
  Fund, accelerate recognition of
  income to the Fund, affect the
  holding period of the Fund 's
  assets and defer recognition of
  certain of the Fund's losses
SECURITIES LENDING
- When the Fund lends a security,       - The Fund may enhance income                   - The adviser maintains a list of
  there is a risk that the loaned         through the investment of the                   approved borrowers
  securities may not be returned if       collateral received from the                  - The Fund receives collateral
  the borrower are the lending            borrower                                        equal to at least 100% of the
  agent defaults                                                                          current value of securities
- The collateral will be subject to                                                       loaned
  the risks of the securities in                                                        - The lending agents indemnify the
  which it is invested                                                                    Fund against borrower default
                                                                                        - The adviser's collateral
                                                                                          investment guidelines limit the
                                                                                          quality and duration of
                                                                                          collateral investment to minimize
                                                                                          losses
                                                                                        - Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period
ILLIQUID HOLDINGS
- The Fund could have difficulty        - These holdings may offer more                 - The Fund may invest more than 15%
  valuing these holdings precisely        attractive yields or potential                  of net assets in illiquid
- The Fund could be unable to sell        growth than comparable widely                   holdings
  these holdings at the time or           traded securities                             - To maintain adequate liquidity to
  price desired                                                                           meet redemptions, the Fund may
                                                                                          hold investment-grade short-term
                                                                                          securities (including repurchase
                                                                                          agreements and reverse repurchase
                                                                                          agreements) and, for temporary or
                                                                                          extraordinary purposes, may
                                                                                          borrow from banks up to 33-1/3%
                                                                                          of the value of its total assets
                                                                                          or draw on a line of credit
SHORT-TERM TRADING
- Increased trading would raise the     - The Fund could realize gains in a             - The Fund may use short-term
  Fund's transaction costs                short period of time                            trading to take advantage of
- Increased short-term capital          - The Fund could protect against                  attractive or unexpected
  gains distributions would raise         losses if a bond is overvalued                  opportunities or to meet demands
  shareholders' income tax                and its value later falls                       generated by shareholder activity
  liability


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                       This page intentionally left blank

HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION  (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON,  DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

             The Fund's Investment Company Act File No. is 811-07342
        (c) 2001 JPMorgan Chase & Co. All rights Reserved September 2001

                                                                   PR-FIBU-901 X

                          PROSPECTUS SEPTEMBER 7, 2001

JP MORGAN FIXED INCOME FUNDS

CLASS B SHARES

SHORT TERM BOND FUND

                                    The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                         [LOGO] JPMORGAN Fleming
                                                                Asset Management

CONTENTS

Short Term Bond Fund (Class A)                                                 1

Funds' Management and Administration                                           7

How Your Account Works                                                         8

        About Sales Charges                                                    8

        Buying Fund Shares                                                     8

        Selling Fund Shares                                                   10

        Exchanging Fund Shares                                                10

Distributions and Taxes                                                       12

Shareholder Services                                                          13

What the Terms Mean                                                           14

Investments                                                                   16

Risk and Reward Elements                                                      18

How To Reach Us                                                       Back cover

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 16 - 20.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. (or unrated securities of comparable quality), including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use futures contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be renamed "Institutional" and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index. During these periods, the actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

The performance figures in the bar chart do not reflect any deduction for the contingent deferred sales load which is assessed on Class B Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class B Shares reflect the deduction of the contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

For the period 7/31/93 through 9/30/93, life of Fund returns reflect performance of the Pierpont Short Term Bond Fund, the Fund's predecessor.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS (1, 2, 3)

                                    [CHART]

  1994                                 0.36%
  1995                                10.80%
  1996                                 5.10%
  1997                                 6.40%
  1998                                 7.04%
  1999                                 3.21%
  2000                                 7.23%
--------------------------------------------

--------------------------------------------
BEST QUARTER                           3.36%
--------------------------------------------
                           2nd quarter, 1995
--------------------------------------------
WORST QUARTER                         -0.47%
--------------------------------------------
                           1st quarter, 1994

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.39%

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                        PAST 1 YEAR    PAST 5 YEARS  LIFE OF FUND
---------------------------------------------------------------------------------
CLASS B SHARES(3)                       2.23           5.47          5.55
---------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (NO EXPENSES)                     8.00           5.92          5.76
---------------------------------------------------------------------------------

(1)   The Fund commenced operations on 9/13/93.

(2)   The fund's fiscal year end is 10/31.

(3) The performance shown above is for institutional Class Shares, which are not offered in this prospectus. The Class B and Institutional Class Shares are invested in the same portfolio of securities, however, the performance of Class B Shares would be lower because they have higher expenses than Institutional Class Shares.

ESTIMATED INVESTOR EXPENSES FOR CLASS B SHARES

The sales charges and estimated expenses of Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                          CLASS B SHARES
-------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*                 NONE
-------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                       5.00
-------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                  CLASS B SHARES
----------------------------------------------------------------
MANAGEMENT FEES                                   0.25
----------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES                    0.75
----------------------------------------------------------------
SHAREHOLDER SERVICE FEES                          0.25
----------------------------------------------------------------
OTHER EXPENSES(1)                                 0.41
----------------------------------------------------------------
TOTAL OPERATING EXPENSES                          1.66
----------------------------------------------------------------
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.41)
----------------------------------------------------------------
NET EXPENSES(2)                                   1.25
----------------------------------------------------------------

(1) "Other expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which Morgan Guaranty Trust Company of New York agrees that it will reimburse the fund to the extent total operating expenses of Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25% of its average daily net assets through 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class B Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses for one year and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS       5 YEARS   10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES** ($)           627            783           1,064     1,798***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS       5 YEARS   10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             127            483           864       1,798***
--------------------------------------------------------------------------------

  * Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Institutional Funds. The J.P. Morgan Institutional Funds is a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the advisers were paid management fees (net of waivers) of 0.25% of average daily net assets.

THE PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR

Morgan Guaranty Trust Company of New York (the "Administrator") provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class B Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

ABOUT SALES CHARGES

You may pay a sales charge to sell Class B Shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

If you choose to invest in Class B Shares, you may pay a contingent deferred sales load. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

The contingent deferred sales load is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.


YEAR        DEFERRED SALES CHARGE
---------------------------------
1           5%
---------------------------------
2           4%
---------------------------------
3           3%
---------------------------------
4           3%
---------------------------------
5           2%
---------------------------------
6           1%
---------------------------------
7           NONE
---------------------------------
8           NONE
---------------------------------

We calculate the contingent deferred sales load from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales load first. Shares acquired by the reinvestment distribution can be sold without a contingent deferred sales load.

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class B Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at the market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

MINIMUM INVESTMENTS

TYPE OF                                        INITIAL            ADDITIONAL
ACCOUNT                                        INVESTMENT         INVESTMENTS
-----------------------------------------------------------------------------
REGULAR ACCOUNT                                $2,500             $100
-----------------------------------------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)                             $1,000             $100
-----------------------------------------------------------------------------
IRAS                                           $1,000             $100
-----------------------------------------------------------------------------
SEP-IRAS                                       $1,000             $100
-----------------------------------------------------------------------------
EDUCATION IRAS                                 $500               $100
-----------------------------------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class B Shares.

SELLING FUND SHARES

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative that you want to sell shares in the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAW PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable deferred sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-     you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan fund to shares of another fund of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of the Fund for Class B Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the JPMorgan fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:
JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares ordinary income dividends daily and pays them monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-     reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAW PLAN

You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

If you sell Class B Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

                     This page intentionally left blank.

INVESTMENTS

This table discusses the customary types      -    Permitted (and if applicable, percentage limitation) percentage of
of investments which can be held by the            total assets - BOLD
Fund. In each case the related types of            percentage of net assets - ITALIC
risk are listed on the following page         @    Permitted, but not typically used
(see below for definitions). This table       +    Permitted, but no current intention of use
reads across two pages                        --   Not permitted

                                                                                                                               SHORT
                                                                                                                                TERM
                                                   RELATED TYPES OF RISK                                                        BOND
ASSET-BACKED SECURITIES Interests in a        credit, interest rate, market, prepayment                                         -
stream of payments from specific assets,
such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates      credit, currency, liquidity, political                                            -(1)
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term         credit, currency, interest rate, liquidity, market, political                     -(1)
debt issued by domestic and foreign
banks or corporations. These securities
are usually discounted and are rated by
S&P, Moody's or other nationally
recognized statistical rating
organization.

CONVERTIBLE SECURITIES Domestic and           credit, currency, interest rate, liquidity, market, political, valuation          -(1)
foreign debt securities that can be
converted into equity securities at a
future time and price.

CORPORATE BONDS Debt securities of            credit, currency, interest rate, liquidity, market, political, valuation          -(1)
domestic and foreign industrial,
utility, banking, and other financial
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt       credit, environmental, extension, interest rate, liquidity, market,
instrument which gives the lender a lien      natural event, political, prepayment, valuation                                   -
on property as security for the loan
payment.

MORTGAGE-BACKED SECURITIES Domestic and       credit, currency, extension, interest rate, leverage, market, political,
foreign securities (such as Ginnie Maes,      prepayment                                                                        -(1)
Freddie Macs, Fannie Maes) which
represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of             currency, extension, interest rate, leverage, liquidity, market, political,
domestic and foreign mortgage-backed          prepayment                                                                        -(1)
securities with the promise to purchase
similar securities at a later date.
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that        credit, currency, extension, interest rate, liquidity, political, prepayment      -(1)
represent a share of bank debt or
similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other             credit, interest rate, liquidity, market, valuation                               -
investments that are sold directly to an
institutional investor.

REITS AND OTHER REAL-ESTATE RELATED           credit, interest rate, liquidity, market, natural event, prepayment, valuation    -
INSTRUMENTS Securities of issuers that
invest in real estate or are secured by
real estate.

REPURCHASE AGREEMENTS Contracts whereby       credit                                                                            -
the Fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts       credit                                                                            -(1)
whereby the Fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF      credit, currency, interest rate, market, political                                -(1)
SUPRANATIONAL ORGANIZATIONS Dollar- or
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a         credit, currency, interest rate, leverage, market, political                      -(1)
party agrees to exchange periodic
payments with a counterparty. Segregated
liquid assets are used to offset
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES               credit, interest rate, market, natural event, political                           @
Securities, generally issued as general
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt               interest rate                                                                     -
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED        credit, currency, interest rate, liquidity, market, political, valuation          -(1)
PAYMENT SECURITIES Domestic and foreign
securities offering non-cash or
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS

MARKET CONDITIONS

- The Fund's share price, yield, and total return will fluctuate in response to bond market movements
- The value of most bonds will fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls

- Adverse market conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

- Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

CREDIT QUALITY

- The default of an issuer would leave the Fund with unpaid interest or principal
- Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

FOREIGN INVESTMENTS

- The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information
-     Currency exchange rate movements could reduce gains or create losses
- Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

POTENTIAL REWARDS

MARKET CONDITIONS

- Bonds have generally outperformed money market investments over the long term, with less risk than stocks
-     Most bonds will rise in value when interest rates fall
- Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

CREDIT QUALITY

-     Investment-grade bonds have a lower risk of default
-     Junk bonds offer higher yields and higher potential gains

FOREIGN INVESTMENTS

- Foreign bonds, which represent a major portion of the world's fixed income securities, offer attractive potential performance and opportunities for diversification
-     Favorable exchange rate movements could generate gains or reduce losses
-     Emerging markets can offer higher returns

POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS

- Under normal circumstances the Fund plans to remain fully invested in bonds and other fixed income securities.

- Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements

- The Funds seek to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection, and duration management

- During severe market downturns, the Fund has the option of investing up to 100% of assets in high quality short-term securities

- The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

CREDIT QUALITY

- The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
- The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

-     At least 90% of the Fund must be investment-grade or better

FOREIGN INVESTMENTS

-     Foreign bonds may be a significant investment for the Funds.

- To the extent that the Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also "Derivatives"); these currency management techniques may not be available for certain emerging markets investments

POTENTIAL RISKS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

- When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its benchmark due to its sector, securities or duration choices

DERIVATIVES

- Derivatives such as futures, options, swaps and forward foreign currency contracts(1) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred
- Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities
-     The counterparty to a derivatives contract could default
- Certain types of derivatives involve costs to the Funds which can reduce returns
-     Derivatives that involve leverage could magnify losses
- Derivatives used for non-hedging purposes could cause losses that exceed the original investment

- Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund's assets and defer recognition of certain of the Fund's losses

POTENTIAL REWARDS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-     The Fund can take advantage of attractive transaction opportunities

MANAGEMENT CHOICES

-     The Fund could outperform its benchmark due to these same choices

DERIVATIVES

- Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

- The Fund could make money and protect against losses if management's analysis proves correct

- Derivatives that involve leverage could generate substantial gains at low cost

POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-     The Fund segregates liquid assets to offset leverage risks

MANAGEMENT CHOICES

- The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

DERIVATIVES

- The Fund uses derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management (i.e., to adjust duration or yield curve exposure, or to establish or adjust exposure to particular securities, markets, or currencies); risk management may include management of the Fund's exposure relative to its benchmark
- The Fund only establishes hedges that it expects will be highly correlated with underlying positions
- While the Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS

SECURITIES LENDING

- When the Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
- The collateral will be subject to the risks of the securities in which it is invested

ILLIQUID HOLDINGS

-     The Fund could have difficulty valuing these holdings precisely
- The Fund could be unable to sell these holdings at the time or price desired

SHORT-TERM TRADING

-     Increased trading would raise the Fund's transaction costs

- Increased short-term capital gains distributions would raise shareholders' income tax liability

POTENTIAL REWARDS

SECURITIES LENDING

- The Fund may enhance income through the investment of the collateral received from the borrower

ILLIQUID HOLDINGS

- These holdings may offer more attractive yields or potential growth than comparable widely traded securities

SHORT-TERM TRADING

-     The Fund could realize gains in a short period of time
- The Fund could protect against losses if a bond is overvalued and its value later falls

POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING

-     The adviser maintains a list of approved borrowers
- The Fund receives collateral equal to at least 100% of the current value of securities loaned
-     The lending agents indemnify the Fund against borrower default
- The adviser's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
- Upon recall, the borrower must return the securities loaned within the normal settlement period

ILLIQUID HOLDINGS

-     No Fund may invest more than 15% of net assets in illiquid holdings

- To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets

SHORT-TERM TRADING

- The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity
- The Fund's portfolio turnover rate for the most recent fiscal year is 97% (for the most recent semi-annual period)

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                             393 Manley Street
                         West Bridgewater, MA 02379-1039

             The Fund's Investment Company Act File No. is 811-07342.

       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001

                           JPMORGAN U.S. EQUITY FUNDS
                        JPMORGAN DISCIPLINED EQUITY FUND
                              CLASS A AND CLASS B
                       SUPPLEMENT DATED SEPTEMBER 7, 2001
                   TO THE PROSPECTUS DATED SEPTEMBER 7, 2001

CLASS A AND CLASS B SHARES OF THE FUND WILL NOT BE AVAILABLE UNTIL SEPTEMBER 28, 2001.

                                                                   SUP-EQABC-901

PROSPECTUS  SEPTEMBER 7, 2001

JPMORGAN U.S. EQUITY FUNDS
CLASS A, CLASS B, AND CLASS C SHARES

BALANCED FUND

CAPITAL GROWTH FUND

CORE EQUITY FUND

DISCIPLINED EQUITY FUND (CLASS A AND CLASS B)

DYNAMIC SMALL CAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MIDCAP VALUE FUND

SMALL CAP EQUITY FUND (CLASS A AND CLASS B)

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Balanced Fund                                            1
Capital Growth Fund                                      8
Core Equity Fund                                        13
Disciplined Equity Fund                                 18
Dynamic Small Cap Fund                                  23
Equity Growth Fund                                      28
Equity Income Fund                                      34
Growth and Income Fund                                  39
Mid-Cap Value Fund                                      45
Small Cap Equity Fund                                   51
Small Cap Growth Fund                                   57
U.S. Equity Fund                                        63
The Funds' Management and Administration                68
How Your Account Works                                  71
   Know Which Classes to Buy                            71
   About Sales Charges                                  71
   General                                              72
   Buying Fund Shares                                   73
   Selling Fund Shares                                  74
   Exchanging Fund Shares                               75
   Other Information Concerning the Funds               75
   Distributions and Taxes                              76
Shareholder Services                                    77
What the Terms Mean                                     78
Risk and Reward Elements                                79
Financial Highlights                                    81
How To Reach Us                                 Back cover

JP MORGAN BALANCED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P500 equity securities.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

The adviser may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

- projected rate of earnings growth that's equal to or greater than the equity markets in general

- return on assets and equity that's equal to or greater than the equity markets in general

- market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

  BEFORE YOU INVEST
  INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
  - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
  - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

  FREQUENCY OF TRADING
  HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors, or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and eco-nomic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-related investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index. In the past, the Fund has compared its performance to the Lehman Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance for the period before Class A Shares were launched on 10/16/98 is based on the performance of the Select Class Shares (formerly Institutional Shares prior to the date of this prospectus) of the Fund. During this period, the actual returns of Class A, B and C Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. Class B Shares and Class C shares were first offered on 2/16/01. The performance for the period before Class B Shares and Class C Shares were launched is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

YEAR-BY-YEAR RETURNS(1)
[CHART}

1991                           24.16%
1992                            5.32%
1993                            6.01%
1994                           -2.27%
1995                           23.83%
1996                           11.31%
1997                           23.67%
1998                           25.04%
1999                           13.94%
2000                           -2.80%

-------------------------------------
BEST QUARTER                   13.24%
-------------------------------------
                    4th quarter, 1998
-------------------------------------
WORST QUARTER                  -4.90%
-------------------------------------
                    4th quarter, 2000


Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.29%.

(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31,2000(1)

                                               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
CLASS A SHARES                                 -8.40        12.43         11.67
---------------------------------------------------------------------------------------
CLASS B SHARES                                 -6.73        13.53         12.33
---------------------------------------------------------------------------------------
CLASS C SHARES                                 -3.59        13.77         12.33
---------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                    -9.10        18.33         17.44
---------------------------------------------------------------------------------------
LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)        11.85         6.24          8.00
---------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)      11.63         6.46          7.96
---------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX (NO EXPENSES)       2.39        11.80         12.45
---------------------------------------------------------------------------------------

INVESTOR EXPENSES FOR CLASS A, B and C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*           5.75%             None              None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS           None              5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               CLASS A      CLASS B   CLASS C
                                               SHARES(1)    SHARES(2) SHARES(2)
--------------------------------------------------------------------------------
MANAGEMENT FEES                                 0.50         0.50      0.50
DISTRIBUTION (RULE 12b-1) FEES                  0.25         0.75      0.75
SHAREHOLDER SERVICE FEES                        0.25         0.25      0.25
OTHER EXPENSES                                  0.60(1)      0.60(2)   0.60(2)
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                        1.60         2.10      2.10
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)        (0.35)       (0.17)    (0.17)
--------------------------------------------------------------------------------
NET EXPENSES(3)                                 1.25         1.93      1.93
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25%, 1.93% AND 1.93% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES*($)           695       1,019      1,365      2,338
----------------------------------------------------------------------------
CLASS B SHARES**($)          696         942      1,313      2,290***
----------------------------------------------------------------------------
CLASS C SHARES**($)          296         642      1,113      2,418
----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------
CLASS B SHARES ($)           196       642        1,113      2,290***
----------------------------------------------------------------------
CLASS C SHARES ($)           196       642        1,113      2,418
----------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE
    SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY
    HAVE BEEN OWNED FOR EIGHT YEARS.

JP MORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of S&P Mid Cap 400 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks convertible securities, and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market condititons it may also invest high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)), applies an active equity management style focused on investing in mid-sized companies. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.

Class B Shares were first offered on 11/4/93. The performance for the period before Class B Shares were launched is based on the performance of Class A Shares of the Fund. Class C Shares were first offered on 1/2/98. The performance for the period before Class C Shares were launched is based on the performance of Class B Shares of the Fund since 11/4/93 and Class A Shares of the Fund prior to that date. The actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -3.40%.

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                              70.74%
1992                              12.95%
1993                              20.17%
1994                              -1.31%
1995                              22.24%
1996                              24.20%
1997                              23.37%
1998                              5.54%
1999                              12.77%
2000                              14.17%

------------------------------------------
BEST QUARTER                      26.78%
------------------------------------------
                       1st quarter, 1991
------------------------------------------
WORST QUARTER                    -19.57%
------------------------------------------
                       3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000

                                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES                           7.60        14.43         18.56
--------------------------------------------------------------------------------
CLASS B SHARES                           8.61        14.99         18.84
--------------------------------------------------------------------------------
CLASS C SHARES                          12.64        15.05         18.75
--------------------------------------------------------------------------------
S&P MID-CAP 400 INDEX (NO EXPENSES)     17.50        20.41         19.86
--------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS
INDEX (NO EXPENSES)                      6.26        16.17         17.94
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A, CLASS B and CLASS C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*           5.75%             None             None
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS            None             5.00%            1.00%
-------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                               CLASS A      CLASS B    CLASS C
                                               SHARES       SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                                0.40         0.40       0.40
DISTRIBUTION (RULE 12b-1) FEES                 0.25         0.75       0.75
SHAREHOLDER SERVICE FEES                       0.25         0.25       0.25
OTHER EXPENSES(1)                              0.45         0.45       0.45
------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                       1.35         1.85       1.85
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          --           --         --
------------------------------------------------------------------------------
NET EXPENSES(2)                                1.35         1.85       1.85
------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.35%, 1.85% AND 1.85%,RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR      3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES* ($)            705         978        1,272      2,105
----------------------------------------------------------------------------
CLASS B SHARES** ($)           688         882        1,201      2,039***
----------------------------------------------------------------------------
CLASS C SHARES** ($)           288         582        1,001      2,169
----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR        3 YEARS    5 YEARS      10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)           188           582         1,001       2,039***
-----------------------------------------------------------------------------
CLASS C SHARES ($)           188           582         1,001       2,169
-----------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

JP MORGAN CORE EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities may include common stocks, convertible securities, preferred stocks and depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The performance for the period before Class A Shares were launched on 9/10/98 is based on the performance of Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) of the fund. During this period the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. Class B Shares and Class C Shares were first offered on 2/16/01. The performance for the period before Class B Shares and Class C Shares were launched is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1994                         -4.03%
1995                         25.53%
1996                         22.54%
1997                         33.33%
1998                         30.80%
1999                         23.59%
2000                        -12.19%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 10.49%.
(1) THE FUND COMMENCED OPERATIONS ON 4/1/93.
(2) THE FUND'S FISCAL YEAR END IS 12/31.

-----------------------------------
BEST QUARTER                 22.85%
-----------------------------------
                  4th quarter, 1998
-----------------------------------
WORST QUARTER               -11.03%
-----------------------------------
                  4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                  PAST 1 YEAR.     PAST 5 YEARS.   LIFE OF FUND
-------------------------------------------------------------------------------
CLASS A SHARES                    -17.23           16.93           14.42
CLASS B SHARES                    -16.28           18.12           15.30
-------------------------------------------------------------------------------
CLASS C SHARES                    -13.01           18.32           15.30
-------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)        -9.10           18.33           17.11
-------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS
INDEX (NO EXPENSES)                -7.37           16.79           15.34
-------------------------------------------------------------------------------

INVESTOR EXPENSES FOR CLASS A, B and C SHARES
The expenses of Classes A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*           5.75%             None              None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS           None              5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                            CLASS A       CLASS B      CLASS C
                                            SHARES(1)     SHARES(2)    SHARES(2)
--------------------------------------------------------------------------------
MANAGEMENT FEES                              0.50          0.50         0.50
DISTRIBUTION (RULE 12b-1) FEES               0.25          0.75         0.75
SHAREHOLDER SERVICE FEES                     0.25          0.25         0.25
OTHER EXPENSES                               0.56          0.56         0.56
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                     1.56          2.06         2.06
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)     (0.31)        (0.06)       (0.06)
--------------------------------------------------------------------------------
NET EXPENSES3                                1.25          2.00         2.00
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25%, 2.00% AND 2.00%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and
-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* $)         695        1,011        1,348       2,300
--------------------------------------------------------------------------
CLASS B SHARES** ($)       703          940        1,303       2,257***
--------------------------------------------------------------------------
CLASS C SHARES** ($)       303          640        1,103       2,385
--------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR      3 YEARS   5 YEARS     10 YEARS
--------------------------------------------------------------------------
CLASS B SHARES ($)            203         640       1,103       2,257***
--------------------------------------------------------------------------
CLASS C SHARES ($)            203         640       1,103       2,385
--------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE
    SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY
    HAVE BEEN OWNED FOR EIGHT YEARS.

JP MORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79 -
80.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries relative to the S&P 500.

Within each industry, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in equity securities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc.
(JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period often -- as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's  price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.


   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500, a widely recognized market benchmark.

The performance for the periods before Class A and B Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Class A and B Shares would have been lower than shown because Class A and B Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A shares reflect the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

YEAR-BY-YEAR RETURNS(1),(2),(3)
[CHART]

1998                           32.35%
1999                           18.32%
2000                          -10.87%

-------------------------------------
BEST QUARTER                   22.85%
-------------------------------------
                    4th quarter, 1998
-------------------------------------
WORST QUARTER                  -9.91%
-------------------------------------
                    3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1),(3)

                                        PAST 1 YEAR             LIFE OF FUND
------------------------------------------------------------------------------
CLASS A SHARES(3)                       -16.00                  13.73
------------------------------------------------------------------------------
CLASS B SHARES(3)                       -15.29                  14.95
------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)              -9.10                  15.79
------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 1/3/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A AND B SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS A AND B SHARES WOULD BE LOWER BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A SHARES          CLASS B SHARES
----------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*             5.75%                   NONE
----------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS             NONE                    5.00%
----------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          CLASS A SHARES     CLASS B SHARES
-----------------------------------------------------------------------------
MANAGEMENT FEES                            0.35               0.35
DISTRIBUTION (RULE 12b-1) FEES             0.25               0.75
SHAREHOLDER SERVICE FEES                   0.25               0.25
OTHER EXPENSES(1)                          0.39               0.39
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                   1.24               1.74
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)   (0.29)             (0.29)
-----------------------------------------------------------------------------
NET EXPENSES                               0.95               1.45
-----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.95% AND 1.45%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------
CLASS A SHARES* ($)          666         919          1,191        1,965
---------------------------------------------------------------------------
CLASS B SHARES** ($)         648         820          1,117        1,895***
---------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES($)            148         520          917           1,895***
-----------------------------------------------------------------------------

*    Assumes sales charge is deducted when shares are purchased.
** Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

JP MORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P Small Cap 600/Barra Growth Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   -  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   -  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   -  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

Class C Shares were first offered on 1/7/98. The performance for the period before Class C Shares were launched is based on the performance for Class B Shares of the Fund. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -9.86%

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1998                            13.46%
1999                            30.13%
2000                            11.42%


--------------------------------------
BEST QUARTER                    24.00%
--------------------------------------
                     4th quarter, 1999
--------------------------------------
WORST QUARTER                  -18.98%
--------------------------------------
                     3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                                     LIFE OF
                                                        PAST 1 YEAR  FUND
----------------------------------------------------------------------------
CLASS A SHARES                                          5.03         22.31
----------------------------------------------------------------------------
CLASS B SHARES                                          6.11         23.00
----------------------------------------------------------------------------
CLASS C SHARES                                          9.74         23.43
----------------------------------------------------------------------------
S&P SMALL-CAP 600/BARRA GROWTH INDEX (NO EXPENSES)      0.57         11.87
----------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)      -8.25         15.85
----------------------------------------------------------------------------

(1)  The Fund commenced operations on 5/19/97.
(2)  The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR CLASS A, B and C SHARES

The expenses of Classes A, B and C before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*          5.75%             NONE             NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS           NONE             5.00%            1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                            CLASS A       CLASS B     CLASS C
                                             SHARES        SHARES      SHARES
-----------------------------------------------------------------------------
MANAGEMENT FEES                               0.65          0.65        0.65
DISTRIBUTION (RULE 12b-1) FEES                0.25          0.75        0.75
SHAREHOLDER SERVICE FEES                      0.25          0.25        0.25
OTHER EXPENSES(1)                             0.61          0.61        0.61
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                      1.76          2.26        2.26
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)      (0.26)        (0.14)      (0.14)
-----------------------------------------------------------------------------
NET EXPENSES(2)                               1.50          2.12        2.12
-----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2). REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.50%, 2.12% AND 2.12%, RESPECTIVELY, OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

-   net expenses for one year, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                          1 YEAR      3 YEARS      5 YEARS          10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES* ($)       719         1,073        1,451            2,509
----------------------------------------------------------------------------
CLASS B SHARES** ($)      715         993          1,397            2,459***
----------------------------------------------------------------------------
CLASS C SHARES** ($)      315         693          1,197            2,584
----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                          1 YEAR     3 YEARS      5 YEARS        10 YEARS
CLASS B SHARES ($)        215        693          1,197          2,459***
CLASS C SHARES ($)        215        693          1,197          2,584

*     ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**    ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE
      SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JP MORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVES

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in equities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVES.

   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that's greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

-  market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objectives if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   -  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   -  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   -  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

The performance for the period before Class A Shares were launched on 8/13/98 is based on the performance of Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. Class B Shares and Class C Shares were first offered on 2/16/01. The performance for the period before Class B Shares and Class C Shares were launched is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.58%

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                             31.69%
1992                              6.43%
1993                              2.48%
1994                             -0.90%
1995                             25.78%
1996                             20.52%
1997                             37.20%
1998                             41.19%
1999                             31.54%
2000                            -23.85%

---------------------------------------
BEST QUARTER                     27.32%
---------------------------------------
                      4th quarter, 1998
---------------------------------------
WORST QUARTER                   -17.89%
---------------------------------------
                      4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(2)

                                  PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES                    -28.23          17.12           14.71
-------------------------------------------------------------------------------
CLASS B SHARES                    -27.03          18.31           15.39
-------------------------------------------------------------------------------
CLASS C SHARES                    -24.49          18.52           15.39
-------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX
(NO EXPENSES)                     -22.08          19.16           17.60
-------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS
INDEX (NO EXPENSES)               -19.68          17.85           17.32
-------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR CLASS A, B and C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                             CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*          5.75%             NONE              NONE
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS           NONE             5.00%             1.00%
-------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND C ASSETS)

                                            CLASS A      CLASS B     CLASS C
                                            SHARES(1)    SHARES(2)   SHARES(2)
------------------------------------------------------------------------------
MANAGEMENT FEES                              0.50         0.50        0.50
DISTRIBUTION (RULE12b-1) FEES                0.25         0.75        0.75
SHAREHOLDER SERVICE FEES                     0.25         0.25        0.25
OTHER EXPENSES                               0.53         0.53        0.53
------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                     1.53         2.03        2.03
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)     (0.28)       (0.05)      (0.05)
------------------------------------------------------------------------------
NET EXPENSES(3)                              1.25         1.98        1.98
------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25%, 1.98% AND 1.98% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR     3 YEARS      5 YEARS    10 YEARS
---------------------------------------------------------------------------
CLASS A SHARES*($)           695        1,005        1,336      2,271
---------------------------------------------------------------------------
CLASS B SHARES**($)          701          932        1,289      2,226***
---------------------------------------------------------------------------
CLASS C SHARES**($)          301          632        1,089      2,354
---------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR      3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------------------------
CLASS B SHARES ($)           201         632        1,089       2,226***
---------------------------------------------------------------------------
CLASS C SHARES ($)           201         632        1,089       2,354
---------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE
    SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

JP MORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in small and mid-capitalization companies. The securities of small and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

The performance for the period before Class A Shares were launched on 8/24/98 is based on the performance of Institutional Class Shares of the Fund. During this period the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares. Class B Shares and Class C Shares were first offered on 2/16/01. The performance for the period before Class B Shares and Class C Shares were launched is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -8.96%

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991            22.10%
1992             5.61%
1993            12.34%
1994            -3.37%
1995            33.72%
1996            17.87%
1997            31.05%
1998            26.12%
1999            12.70%
2000            -4.09%

--------------------------------------------
BEST QUARTER                          18.81%
--------------------------------------------
                           4th quarter, 1998
--------------------------------------------
WORST QUARTER                         -8.07%
--------------------------------------------
                           4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000

                                    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES                      -9.60        14.69         14.02
-----------------------------------------------------------------------------
CLASS B SHARES                      -7.64        15.84         14.70
-----------------------------------------------------------------------------
CLASS C SHARES                      -4.80        16.06         14.70
-----------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)         -9.10        18.33         17.44
-----------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX
(NO EXPENSES)                        7.46        13.42         14.45
-----------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR CLASS A, B and C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*        5.75%              None              None
------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS        None              5.00%              1.00%
------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               CLASS A       CLASS B   CLASS C
                                               SHARES(1)     SHARES(2) SHARES(2)
--------------------------------------------------------------------------------
MANAGEMENT FEES                                 0.40          0.40      0.40
DISTRIBUTION (RULE 12b-1) FEES                  0.25          0.75      0.75
SHAREHOLDER SERVICE FEES                        0.25          0.25      0.25
OTHER EXPENSES                                  0.67          0.67      0.67
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                        1.57          2.07      2.07
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)        (0.32)        (0.32)    (0.32)
--------------------------------------------------------------------------------
NET EXPENSES(3)                                 1.25          1.75      1.75
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

 - $10,000 initial investment,

 - 5% return each year, and

 - net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR      3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------
CLASS A SHARES* ($)        695         1,013      1,353      2,309
----------------------------------------------------------------------
CLASS B SHARES** ($)       678           918      1,284      2,247***
----------------------------------------------------------------------
CLASS C SHARES** ($)       278           618      1,084      2,375
----------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                        1 YEAR         3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------
CLASS B SHARES ($)      178           618          1,084      2,247***
------------------------------------------------------------------------
CLASS C SHARES ($)      178           618          1,084      2,375
------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan Growth and Income Fund

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79 -
80.

THE FUND'S OBJECTIVE
The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)), applies an active equity management style. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

  INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC,
  THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE
  MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

  - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.

The performance of the period before Class A Shares were launched on 8/13/98 is based on performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses. Class B Shares were first offered on 11/4/93. The performance for the period before Class B Shares were launched is based on the performance of Class A Shares of the Fund. Class C Shares were first offered on 1/2/98. The performance for the period before Class C Shares were launched is based on the performance of Class B Shares. During these periods returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -6.27%

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991           59.13%
1992           15.06%
1993           12.99%
1994           -3.41%
1995           27.55%
1996           19.38%
1997           29.53%
1998           14.11%
1999            8.09%
2000            0.48%

----------------------------------------
BEST QUARTER                      33.98%
----------------------------------------
                       1st quarter, 1991
----------------------------------------
WORST QUARTER                    -12.20%
----------------------------------------
                       3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000

                                       PAST 1 YEAR PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES                         -5.29            12.55    16.49
------------------------------------------------------------------------------
CLASS B SHARES                         -4.26            13.08    16.76
------------------------------------------------------------------------------
CLASS C SHARES                         -0.88            12.94    16.56
------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX (NO EXPENSES) 6.08            16.81    16.88
------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX (NO  1.95            15.74    16.12
EXPENSES)
------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Classes A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                            CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*         5.75%             None             None
-----------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS         None              5.00%            1.00%
-----------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

                                           CLASS A SHARES   CLASS B SHARES  CLASS C SHARES
-------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.40             0.40            0.40
-------------------------------------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES             0.25             0.75            0.75
-------------------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES                   0.25             0.25            0.25
-------------------------------------------------------------------------------------------
OTHER EXPENSES(1)                          0.40             0.40            0.40
-------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                   1.30             1.80            1.80
-------------------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)     -                -               -
-------------------------------------------------------------------------------------------
NET EXPENSES(2)                            1.30             1.80            1.80
-------------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.30%, 1.80% AND 1.80%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- onet expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------
CLASS A SHARES* ($)         700         963        1,247      2,053
------------------------------------------------------------------------
CLASS B SHARES** ($)        683         866        1,175      1,985***
------------------------------------------------------------------------
CLASS C SHARES** ($)        283         566          975      2,116
------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                 1 YEAR     3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------
CLASS B SHARES ($)               183        566       975       1,985***
-------------------------------------------------------------------------
CLASS C SHARES ($)               183        566       975       2,116
-------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JP MORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79 -
80.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the adviser believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for pur-chase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme over valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

    INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or

JPMorgan Mid Cap Value Fund

more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

The performance for the period before Class A, B and C Shares were launched on 4/30/01 is based on the performance of Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) of the Fund. During this period the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.36%

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1998                  19.77%
1999                  13.87%
2000                  35.28%

---------------------------------------
BEST QUARTER                    17.96%
---------------------------------------
                      4th quarter 1998
---------------------------------------
WORST QUARTER                  -11.06%
---------------------------------------
                      3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1).

                                                      PAST 1 YEAR    LIFE OF FUND
----------------------------------------------------------------------------------
CLASS A SHARES                                        27.24          21.16
----------------------------------------------------------------------------------
CLASS B SHARES                                        30.28          22.86
----------------------------------------------------------------------------------
CLASS C SHARES                                        34.28          23.47
----------------------------------------------------------------------------------
S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)       27.84          13.34
----------------------------------------------------------------------------------
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)             19.18           9.87
----------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/3/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.

ESTIMATED INVESTOR EXPENSES FOR CLASSES A, B AND C SHARES

The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*           5.75%             None              None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS           None              5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                CLASS A       CLASS B    CLASS C
                                                SHARES        SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                  0.70          0.70       0.70
DISTRIBUTION (RULE 12b-1) FEES                   0.25          1.00       1.00
SHAREHOLDER SERVICE FEES                         None          None       None
OTHER EXPENSES(1)                                1.35          1.35       1.35
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                         2.30          3.05       3.05
--------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)         (1.05)        (1.05)     (1.05)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                  1.25          2.00       2.00
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25%, 2.00% AND 2.00%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR        3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES* ($)            695          1,157        1,644      2,983
-----------------------------------------------------------------------------
CLASS B SHARES** ($)           703          1,144        1,709      3,115***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)           303            844        1,509      3,291
-----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR         3 YEARS    5 YEARS     10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)            203            844        1,509       3,115***
-----------------------------------------------------------------------------
CLASS C SHARES ($)            203            844        1,509       3,291
-----------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79 -
80.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

Equity securities include common and preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc.(JPMFAM(USA)), applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund also focuses on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products and services, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

    INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including Unsponsored depositary receipts. unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.

Class B Shares were first offered 3/28/95. The performance for the period before Class B Shares were launched is based on performance for Class A Shares of the Fund. The actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.31%

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1995                54.04%
1996                28.80%
1997                17.76%
1998                 3.34%
1999                13.75%
2000                14.18%

-----------------------------------------
BEST QUARTER                       19.38%
-----------------------------------------
                        4th quarter, 1998
-----------------------------------------
WORST QUARTER                     -21.13%
-----------------------------------------
                        3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
------------------------------------------------------------------------------
CLASS A SHARES                          7.63        13.92         20.43
------------------------------------------------------------------------------
CLASS B SHARES                          8.56        14.22         20.78
------------------------------------------------------------------------------
S&P SMALL-CAP 600 INDEX (NO EXPENSES)  11.80        13.57         16.15
------------------------------------------------------------------------------
LIPPER SMALL CORE FUNDS INDEX (NO       6.93        12.44         15.28
EXPENSES)
------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 12/20/94.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A and B SHARES
The expenses of Classes A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                               CLASS A SHARES      CLASS B SHARES
--------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*            5.75%               None
--------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS            None                5.00%
--------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       CLASS A SHARES      CLASS B SHARES
-------------------------------------------------------------------------
MANAGEMENT FEES                         0.65                0.65
DISTRIBUTION (RULE 12b-1) FEES          0.25                0.75
SHAREHOLDER SERVICE FEES                0.01                0.25
OTHER EXPENSES(1)                       0.53                0.52
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                1.44                2.17
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                       (0.06)              (0.05)
-------------------------------------------------------------------------
NET EXPENSES                            1.38                2.12
-------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.38% AND 2.12%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------
CLASS A SHARES*($)              707       999        1,311      2,195
-------------------------------------------------------------------------
CLASS B SHARES**($)             715       974        1,360      2,314***
-------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
CLASS B SHARES ($)              215       674        1,160      2,314***
---------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79 -
80.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at the initial time of purchase, that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser, is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multifaceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year and has another 250 in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the guidelines set by the Fund's adviser.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

The performance for the period before Class A, B and C Shares were launched on 4/30/01 is based on the performance of Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) of the Fund. During this period, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.15%

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1998            14.86%
1999            46.54%
2000            -7.79%

---------------------------------------
BEST QUARTER                     23.59%
---------------------------------------
                      4th quarter, 1998
---------------------------------------
WORST QUARTER                   -18.29%
---------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                  PAST 1 YEAR    LIFE OF FUND
-------------------------------------------------------------------------------
CLASS A SHARES                                    -13.12         13.66
-------------------------------------------------------------------------------
CLASS B SHARES                                    -11.61         15.13
-------------------------------------------------------------------------------
CLASS C SHARES                                     -8.55         15.84
-------------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)                   -3.02          4.80
-------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)           -22.43          3.02
-------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/14/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B and C SHARES
The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*                    5.75%             None             None
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                    None              5.00%            1.00%
-------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSE (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                CLASS A     CLASS B   CLASS C
                                                 SHARES      SHARES    SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.80        0.80       0.80
DISTRIBUTION (RULE 12b-1) FEES                    0.25        1.00       1.00
SHAREHOLDER SERVICE FEES                          None        None       None
OTHER EXPENSES (1)                                1.45        1.45       1.45
TOTAL OPERATING EXPENSES                          2.50        3.25       3.25
FEE WAIVER AND EXPENSE REIMBURSEMENT (2)         (0.90)      (0.90)     (0.90)
------------------------------------------------------------------------------
NET EXPENSES (2)                                  1.60        2.35       2.35

1 "Other Expenses" are based on estimated expenses for the current fiscal year. 2 Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.60%, 2.35% and 2.35%, respectively, of the average daily net assets through 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR        3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES* ($)               728          1,228       1,753     3,184
------------------------------------------------------------------------------
CLASS B SHARES** ($)              738          1,217       1,820     3,315***
------------------------------------------------------------------------------
CLASS C SHARES** ($)              338            917       1,620     3,488
------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS      5 YEARS    10 YEARS
------------------------------------------------------------------------------
CLASS B SHARES ($)             238            917          1,620      3,315***
------------------------------------------------------------------------------
CLASS C SHARES ($)             238            917          1,620      3,488
------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stock, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

    INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
    - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500, a widely recognized market benchmark.

During this period, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor). The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

For the period 1/1/91 through 9/30/93, returns reflect performance of The Pierpont Equity Fund, the predecessor of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1991                34.12%
1992                 8.73%
1993                11.06%
1994                -0.32%
1995                32.83%
1996                21.22%
1997                28.58%
1998                24.79%
1999                14.88%
2000                -6.37%

---------------------------------------
BEST QUARTER                     21.46%
---------------------------------------
                      4th quarter, 1998
---------------------------------------
WORST QUARTER                   -17.97%
---------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(2)

                                     PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES(2)                         -11.78           14.55          15.51
--------------------------------------------------------------------------------
CLASS B SHARES(2)                         -10.75           15.70          16.19
--------------------------------------------------------------------------------
CLASS C SHARES(2)                          -7.25           15.91          16.19
--------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                -9.10           18.33          17.46
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 5/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A, B AND C SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS A, B AND C SHARES WOULD BE LOWER BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
-------------------------------------------------------------------------------
THE OFFERING PRICE*                    5.75%             None             None
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                    None              5.00%            1.00%
-------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                             CLASS A    CLASS B     CLASS C
                                              SHARES     SHARES      SHARES
-----------------------------------------------------------------------------
 MANAGEMENT FEES                                 0.40       0.40        0.40
 DISTRIBUTION (RULE 12b-1) FEES                  0.25       0.75        0.75
 SHAREHOLDER SERVICE FEES                        0.25       0.25        0.25
 OTHER EXPENSES(1)                               0.45       0.45        0.45
-----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                        1.35       1.85        1.85
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)        (0.30)     (0.10)      (0.10)
----------------------------------------------------------------------------
 NET EXPENSES(2)                                 1.05       1.75        1.75
-----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.05%, 1.75% AND 1.75% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/04 WITH RESPECT TO CLASS A AND UNTIL 9/7/02 WITH RESPECT TO CLASS B AND CLASS C.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years with respect to Class A shares and one year with respect to Class B and C shares, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR        3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES* ($)            676            890        1,186        2,027
------------------------------------------------------------------------------
CLASS B SHARES** ($)           678            872        1,191        2,030***
------------------------------------------------------------------------------
CLASS C SHARES** ($)           278            572          991        2,161
------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR         3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS B SHARES ($)               178             572          991     2,030***
------------------------------------------------------------------------------
CLASS C SHARES ($)               178             572          991     2,161
------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Balanced, Core Equity, Equity Growth, and Equity Income Funds are series of Mutual Fund Investment Trust, a Massachusetts business trust. The Capital Growth, Dynamic Small Cap, Growth & Income and Small Cap Equity Funds are series of Mutual Fund Group, a Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland Corporation. The Disciplined Equity and U.S. Equity Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM, JPMFAM (USA) and Robert Fleming, Inc. (Robert Fleming) are the investment advisers and make the day-to-day investment decisions for these Funds.

JPMIM is the investment adviser for the Disciplined Equity and U.S. Equity Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth & Income, and Small Cap Equity Funds. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase).

Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 5th Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

                             FISCAL
FUND                         YEAR END    %
--------------------------------------------
BALANCED FUND                12/31     0.50
--------------------------------------------
CAPITAL GROWTH FUND          10/31     0.40
--------------------------------------------
CORE EQUITY FUND             12/31     0.50
--------------------------------------------
DISCIPLINED EQUITY FUND       5/31     0.35
--------------------------------------------
DYNAMIC SMALL CAP FUND       10/31     0.65
--------------------------------------------
EQUITY GROWTH FUND           12/31     0.50
--------------------------------------------
EQUITY INCOME FUND           12/31     0.40
--------------------------------------------
GROWTH & INCOME FUND         10/31     0.40
--------------------------------------------
MID CAP VALUE FUND            9/30     0.70
--------------------------------------------
SMALL CAP EQUITY FUND        10/31     0.65
--------------------------------------------
SMALL CAP GROWTH FUND         9/30     0.80
--------------------------------------------
U.S. EQUITY FUND              5/31     0.40
--------------------------------------------

PORTFOLIO MANAGERS
BALANCED FUND

Henry Lartigue and Jeff Phelps, Portfolio Managers at JPMFAM (USA), are responsible for the equity portion of the portfolio. A team of individuals at JPMFAM is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Lartigue has managed other equity funds since joining JPMFAM (USA) in 1984. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries.

CAPITAL GROWTH FUND

Chris Matlock, Portfolio Manager at JPMFAM (USA), and Mr. Heintz are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Both have been managing the Fund since August 1999. Robert Heintz, Managing Director and Director of Equity Management and Research at JPMFAM (USA), has worked at JPMFAM (USA) since 1983 in a variety of investment management positions.

CORE EQUITY FUND

Mr. Lartigue has managed the portfolio since January of 1996. Since January 1999 the Fund has been co-managed with Mr. Phelps. Please see above for information on Messrs. Lartigue and Phelps.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Vice President, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Gill has been at JPMIM since 1996 and prior to that he was a portfolio manager at Bank of Tokyo-Mitsubishi Asset Management. Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMIM since March of 1997 and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

DYNAMIC SMALL CAP FUND
Mr. Lartigue and Juliet Ellis, Senior Portfolio Managers at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue.

EQUITY GROWTH FUND
Mr. Lartigue has managed the portfolio since July of 1994. Please see above for information on Mr. Lartigue.

EQUITY INCOME FUND

Mr. Heintz has been managing the Fund since its inception in March, 1988. Please see above for information on Mr. Heintz.

GROWTH AND INCOME FUND

Mr. Heintz and Stephen J. O'Keefe, CFA, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund. Mr. O'Keefe joined JPM-FAM (USA) in 1989. Both have been managing the Fund since August 1999. Please see above for information on Mr. Heintz.

MID CAP VALUE FUND

Jonathan Kendrew Llewelyn Simon serves as portfolio manager to the Fund. Mr.Simon has worked as a portfolio manager with various affiliates of Robert Fleming, the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming.

SMALL CAP EQUITY FUND
Mr. Lartigue and Ms. Ellis are responsible for management of the Fund. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue and Ms. Ellis.

SMALLCAP GROWTH FUND

Christopher Mark Vyvyan Jones, serves as portfolio manager to the Fund.

Mr. Jones has worked as a portfolio manager with various affiliates of Robert Fleming, the adviser, since 1982 and is currently a Director of Robert Fleming. Mr. Jones is head of the adviser's Small Company Investment Team.

U.S. EQUITY FUND

The portfolio management team is led by Henry D. Cavanna, Managing Director, and James H. Russo, Vice President and CFA. Mr. Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

THE FUNDS' ADMINISTRATORS
Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity and U.S. Equity Funds. Chase is the administrator for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Mid Cap Value and the Small Cap Growth Funds) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average net assets over $25 billion. The administrator receives an annual fee of 0.10% of the average daily net assets of each of the Mid Cap Value and Small Cap Growth Funds.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of each Fund held by investors serviced by the shareholder servicing agent. The Mid Cap Value and Small Cap Growth Fund can only pay fees to shareholder servicing agents other than Morgan Guaranty and Chase.

The advisers and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of the Fund. Each class may have different requirements for whom may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contigent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

This prospectus offers Class A, B and C Shares of the Funds.

Different charges are associated with each class of shares:

 - If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

 - If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

 - If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following tables show, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value. Shareholders of the former J.P.Morgan U.S. Equity Fund - Advisor Series who received their Class A Shares as a result of a fund reorganization in September, 2001, will not pay sales loads on subsequent purchases of Class A Shares in the U.S. Equity Fund or any other JPMorgan Fund into which such shareholders may subsequently exchange.

TOTAL SALES CHARGE

                           AS % OF THE       AS %
                              OFFERING     OF NET
 AMOUNT OF                       PRICE     AMOUNT
INVESTMENT                   PER SHARE   INVESTED
-------------------------------------------------
LESS THAN $100,000                5.75       6.10
-------------------------------------------------
$100,000 BUT UNDER $250,000       3.75       3.90
-------------------------------------------------
$250,000 BUT UNDER $500,000       2.50       2.56
-------------------------------------------------
$500,000 BUT UNDER
$1 MILLION                        2.00       2.04
-------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.


YEAR      DEFERRED SALES CHARGE
-------------------------------
1                            5%
-------------------------------
2                            4%
-------------------------------
3                            3%
-------------------------------
4                            3%
-------------------------------
5                            2%
-------------------------------
6                            1%
-------------------------------
7                          None
-------------------------------
8                          None
-------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND
 INFORMATION, CALL:
 THE JPMORGAN FUNDS SERVICE CENTER
 1-800-348-4782

MINIMUM INVESTMENTS


TYPE OF                  INITIAL    ADDITIONAL
ACCOUNT                  INVESTMENT INVESTMENTS
-----------------------------------------------
REGULAR ACCOUNT         $2,500      $100
-----------------------------------------------
SYSTEMATIC INVESTMENT
PLAN(1)                 $1,000      $100
-----------------------------------------------
IRAS                    $1,000      $100
-----------------------------------------------
SEP-IRAS                $1,000      $100
-----------------------------------------------
EDUCATION IRAS          $  500      $100
-----------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which may take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders.

You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange money from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Balanced, Core Equity, Disciplined Equity, Equity Growth, Equity Income, Growth and Income and U.S. Equity Funds generally distribute net investment income at least quarterly. The Capital Growth, Dynamic Small Cap and Small Cap Equity Funds generally distribute net investment income at least semi annually. The Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. It's a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                     POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
 - When a Fund buys securities      - The Funds can take advantage of  - The Funds segregate liquid assets to offset leverage risks
   before issue or for delayed        attractive transaction
   delivery, it could be exposed      opportunities
   to leverage risk if it does not
   segregate liquid assets

SHORT-TERM TRADING
 - Increased trading could raise a  - The Funds could realize gains    - The Funds generally avoid short-term trading except to take
   Fund's brokerage and related       in a short period of time          advantage of attractve or unexpected opportunities or to
   costs                                                                 meet demands generated by shareholder activity
 - Increased short-term capital     - The Funds could protect against  - The Funds' Portfolio Turnover Rate for the most
   gains distributions could raise    losses if a stock is overvalued    recent fiscal year is listed below:
   shareholders' income tax           and its value later falls          Balanced Fund:           102% (for the most recent
   liability                                                                                           semi-annual period)
                                                                         Capital Growth Fund:      25% (for the most recent
                                                                                                       semi-annual period)
                                                                         Core Equity Fund:         32% (for the most recent
                                                                                                       semi-annual period)
                                                                         Disciplined Equity Fund:  72% (for the most recent
                                                                                                       semi-annual period)
                                                                         Dynamic Small Cap Fund:   22% (for the most recent
                                                                                                       semi-annual period)
                                                                         Equity Growth Fund:       71% (for the most recent
                                                                                                       semi-annual period)
                                                                         Equity Income Fund:        3% (for the most recent
                                                                                                       semi-annual period)
                                                                         Growth and Income Fund:   10% (for the most recent
                                                                                                       semi-annual period)
                                                                         Mid Cap Value Fund:    41.58% (for the most recent
                                                                                                       semi-annual period)
                                                                         Small Cap Equity Fund:    23% (for the most recent
                                                                                                       semi-annual period)
                                                                         Small Cap Growth Fund: 34.10% (for the most recent
                                                                                                       semi-annual period)
                                                                         U.S. Equity Fund:         81% (for the most recent
                                                                                                       semi-annual period)

DERIVATIVES
 - Derivatives such as futures,     - Hedges that correlate well with  - The Funds use derivatives, such as futures,
   options, swaps, and forward        underlying positions can reduce    options, swaps and forward foreign currency contracts,
   foreign currency contracts(1)      or eliminate losses at low cost    for hedging and for risk management (i.e., to adjust
   that are used for hedging the    - The Funds could make money and     duration or yield curve exposure, or to establish or
   portfolio or specific              protect against losses if          adjust exposure to particular securities, markets or
   securities may not fully offset    management's analysis proves       currencies); risk management may include management of
   the underlying positions and       correct                            a Fund's exposure relative to its benchmark. Certain
   this could result in losses to   - Derivatives that involve           Funds may also use derivatives to increase the Fund's
   a Fund that would not have         leverage could generate            gain
   otherwise occurred                 substantial gains at low cost    - A Fund only establishes hedges that it expects
 - Derivatives used for risk                                             will be highly correlated with underlying positions
   management or to increase the                                       - While the Funds may use derivatives that
   Fund's gain may not have the                                          incidentally involve leverage, they do not use them for
   intended effects and may result                                       the specific purpose of leveraging their portfolio
   in losses or missed
   opportunities
 - The counterparty to a
   derivatives contract could
   default
 - Derivatives that involve leverage
   could magnify losses
 - Certain types of derivatives
   involve costs to the Funds
   which can reduce returns
 - Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                      POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
SECURITIES LENDING
 - When a Fund lends a security,     - The Funds may enhance              - Each adviser maintains a list of approved
   there is a risk that the            income through the investment        borrowers
   loaned securities may not           of the collateral received         - The Funds receive collateral equal to at
   be returned if the borrower or      from the borrower                    least 100% of the current value of the securities
   the lending agent defaults                                               loaned
 - The collateral will be                                                 - The lending agents indemnify the Funds
   subject to the risks of the                                              against borrower default
   securities in which it is                                              - Each adviser's collateral investment
   invested                                                                 guidelines limit the quality and duration of
                                                                            collateral investment to minimize losses
                                                                          - Upon recall, the borrower must return the securities
                                                                            loaned within the normal settlement period

MARKET CONDITIONS
 - Each Fund's share price and       - Stocks have generally              - Under normal circumstances the Funds plan to
   performance will fluctuate in       outperformed more stable             remain fully invested, with at least 65% in
   response to stock and/or bond       investments (such as bonds and       equities; equity investments may include U.S. and
   market movements                    cash equivalents) over the           foreign common stocks, convertible securities,
 - Adverse market conditions           long term                            preferred stocks, trust or partnership interests,
   may from time to time cause       - With respect to the                  warrants, rights, REIT interests and investment
   a Fund to take  temporary           Diversified and Balanced             company securities
   defensive positions that are        Funds, a diversified, balanced     - A Fund seeks to limit risk and enhance
   inconsistent with its               portfolio should mitigate the        performance through active management and
   principal investment                effects of wide market               diversification
   strategies and may hinder the       fluctuations, especially when      - During severe market downturns, each Fund
   Fund from achieving its             stock and bond prices move in        has the option of investing up to
   investment objective                different directions                 100% of assets in short-term instruments

MANAGEMENT CHOICES
 - A Fund could underperform         - A Fund could outperform            - The advisers focus their active management
   its benchmark due to its            its benchmark due to these           on securities selection, the area where they
   securities and asset                same choices                         believe their commitment to research can most
   allocation choices                                                       enhance returns

FOREIGN INVESTMENTS
 - Currency exchange rate            - Favorable exchange rate            - The Funds anticipate that total foreign
   movements could reduce gains or     movements could generate gains       investments will not exceed 20% of total
   create losses                       or reduce losses                     assets(30% for Diversified Fund, 30% for Equity
 - A Fund could lose money           - Foreign investments,                 Growth Fund and 10% for Small Cap Growth Fund)
   because of foreign government       which represent a major            - The Funds actively manage the currency
   actions, political                  portion of the world's               exposure of their foreign investments relative to
   instability, or lack of             securities, offer attractive         their benchmarks, and may hedge back into the U.S.
   adequate and accurate               potential performance and            dollar from time to time (see also "Derivatives");
   information                         opportunities for                    these currency management techniques may not be
 - Currency and                        diversification                      available for certain emerging markets investments
   investment risks tend to be       - Emerging markets can offer higher
   higher in emerging markets;         returns
   these markets also present
   higher liquidity and valuation
   risks

ILLIQUID HOLDINGS
 - Each Fund could have difficulty   - These holdings may offer           - No Fund may invest more than 15% of net assets in
   valuing these holdings              more attractive yields or            illiquid holdings
   precisely                           potential growth than              - To maintain adequate liquidity to meet
 - Each Fund could be                  comparable widely traded             redemptions, each Fund may hold high quality
   unable to sell these holdings       securities                           short-term securities (including repurchase
   at the time or price it                                                  agreements and reverse repurchase agreements) and,
   desires                                                                  for temporary or extraordinary purposes, may
                                                                            borrow from banks up to 33 1/3% of the value of
                                                                            its total assets

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BALANCED FUND(1)

                                                                         CLASS A                           CLASS B         CLASS C
                                                          ---------------------------------------------  -------------  ------------
                                                                  Six                                        2/16/01(2)   2/16/01(2)
                                                               Months       Year         Year 10/16/98(2)       Through      Through
                                                              6/30/01      Ended        Ended    Through        6/30/01      6/30/01
PER SHARE OPERATING PERFORMANCE:                           unaudited)   12/31/00     12/31/99   12/31/98    (unaudited)  (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  30.23    $ 38.46    $  34.51     $   31.87   $   29.69    $   29.69
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                    0.24      0.76(3)      0.70(3)       0.10        0.00(3)      0.10(3)

      Net gains or losses in securities (both realized and
         unrealized)                                          (1.85)    (1.96)        4.05          3.95       (1.24)        1.23
                                                              ------    --------      -------      ------      -------       -------
      Total from investment operations                        (1.61)     (1.20)       4.75          4.05       (1.14)        1.13

   Less distributions:

      Dividends from net investment income                     0.17       1.28        0.61          0.16        0.10         0.10

      Distributions from capital gains                         0.34       5.75        0.19          1.25        0.34         0.34
                                                              ------    --------      -------      ------      -------       -------
      Total dividends and distributions                        0.51       7.03        0.80          1.41        0.44         0.44
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  28.11    $ 30.23    $  38.46     $   34.51   $   28.11    $   28.12
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                               (5.29%)    (2.80%)     13.94%        12.78%       5.51%       (5.51%)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $     78    $     2    $      2     $       1   $      22    $       1
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
      Expenses(5)                                              1.25%      1.25%       1.25%         1.25%       1.93%        1.93%
-----------------------------------------------------------------------------------------------------------------------------------
      Net investment income(5)                                 1.70%      1.99%       1.94%         1.84%       1.02%        1.03%
------------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and earnings
      credits                                                  1.52%      2.75%       3.34%       107.16%       2.03%        2.03%
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers, reimbursements
      and earnings credits(5)                                  1.43%      0.49%      (0.15%)     (104.07%)      0.92%        0.93%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         102%       134%         45%           58%        102%         102%
------------------------------------------------------------------------------------------------------------------------------------

1 Formerly Chase Balanced Fund.
2 Commencement of offering of class of shares.
3 Calculated based upon average shares outstanding.
4 Total return figures do not include the effect of any front-end or deferred sales load.
5 Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND(1)

                                                                                              CLASS A
                                                                    ------------------------------------------------------------
                                                                         Six
                                                                      Months       Year       Year     Year       Year     Year
                                                                    04/30/01      Ended      Ended    Ended      Ended    Ended
PER SHARE OPERATING PERFORMANCE:                                 (unaudited)   10/31/00   10/31/99 10/31/98   10/31/97 10/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 47.91    $ 42.85    $ 41.22    $ 46.76  $ 41.60    $ 35.65
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                        (0.09)(2)  (0.14)(2)  (0.20)(2)  (0.12)   (0.02)(2)  0.15

      Net gains or losses in securities
      (both realized and unrealized)                               (2.18)     10.11       5.75      (0.52)   10.13      7.27
                                                                   ------     ---------  ---------  ------   ---------  ----
      Total from investment operations                             (2.27)      9.97       5.55      (0.64)   10.11      7.42

   Distributions to shareholders from:

      Dividends from net investment income                            --         --         --         --     0.15      0.12

      Distributions from capital gains                              5.48       4.91       3.92       4.90     4.80      1.35
                                                                   ------     ---------  ---------  ------   ---------  ----
      Total dividends and distributions                             5.48       4.91       3.92       4.90     4.95      1.47
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 40.16    $ 47.91    $ 42.85    $ 41.22  $ 46.76    $ 41.60
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                    (4.46%)    25.81%     14.30%    (1.60%)   26.47%     21.48%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $   468    $   523    $   577    $   728  $   839    $   768
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

   Expenses(4)                                                      1.35%      1.35%      1.30%      1.27%    1.31%      1.37%
   Net investment income(4)                                        (0.44%)    (0.32%)    (0.48%)    (0.24%)  (0.05%)     0.39%
   Expenses without waivers and reimbursements(4)                   1.35%      1.35%      1.30%      1.27%    1.31%      1.37%
   Net investment income without waivers and reimbursements(4)     (0.44%)    (0.32%)    (0.48%)    (0.24%)  (0.05%)     0.39%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(5)                                                 25%        66%        86%       108%      67%        90%
--------------------------------------------------------------------------------------------------------------------------------

1 Formerly Chase Vista Capital Growth Fund.
2 Calculated based upon average shares outstanding.
3 Total return figures do not include the effect of any front-end or deferred sales load.
4 Short periods have been annualized.
5 The percentages reflect the portfolio turnover of the Capital Growth
  Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN CAPITAL GROWTH FUND (CONTINUED)(1)

                                                                                            CLASS B
                                                                    ---------------------------------------------------------------
                                                                          Six
                                                                       Months        Year        Year      Year     Year     Year
                                                                     04/30/01       Ended       Ended     Ended    Ended    Ended
PER SHARE OPERATING PERFORMANCE:                                  (unaudited)    10/31/00    10/31/99  10/31/98 10/31/97 10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $46.20     $ 41.67     $ 40.38    $  46.11   $  41.21    $35.39
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

   Net investment income                                            (0.19)(2)   (0.35)(2)   (0.40)(2)   (0.29)     (0.23)(2) (0.08)

   Net gains or losses in securities (both realized and unrealized) (2.10)       9.79        5.61       (0.54)     10.01      7.25
                                                                    ---------   ---------   ---------   ------     --------- ------
   Total from investment operations                                 (2.29)       9.44        5.21       (0.83)      9.78      7.17

   Distributions to shareholders from:

   Dividends from net investment income                                --          --          --          --       0.08       --

   Distributions from capital gains                                  5.48        4.91        3.92        4.90       4.80      1.35
                                                                    ---------   ---------   ---------   ------     --------- ------
   Total dividends and distributions                                 5.48        4.91        3.92        4.90       4.88      1.35
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $38.43     $ 46.20     $ 41.67    $  40.38   $  46.11    $41.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                     (4.69%)     25.21%      13.71%      (2.08%)    25.85%    20.88%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  264     $   318     $   338    $    405   $    422   $  334
------------------------------------------------------------------------------------------------------------------------------------
RATIOSTO AVERAGE NET ASSETS:(4)
------------------------------------------------------------------------------------------------------------------------------------
  Expenses(4)                                                        1.85%       1.85%       1.80%       1.77%      1.81%    1.87%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income(4)                                          (0.94%)     (0.82%)     (0.98%)     (0.74%)    (0.56%)  (0.21%)
------------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers and reimbursements(4)                     1.85%       1.85%       1.80%       1.77%      1.81%     1.87%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers and reimbursements(4)       (0.94%)     (0.82%)     (0.98%)     (0.74%)    (0.56%)   (0.21%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(5)                                                  25%         66%         86%        104%        67%       90%
------------------------------------------------------------------------------------------------------------------------------------

1 Formerly Chase Vista Capital Growth Fund.
2 Calculated based upon average shares outstanding.
3 Total return figures do not include the effect of any front-end or deferred sales load.
4 Short periods have been annualized.
5 The percentages reflect the portfolio turnover of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN CAPITAL GROWTH FUND (CONTINUED)2

                                                                              CLASS C
                                                      ----------------------------------------------------
                                                                Six
                                                             Months         Year           Year   1/2/98(3)
                                                           04/30/01        Ended          Ended    Through
PER SHARE OPERATING PERFORMANCE:                        (unaudited)     10/31/00       10/31/99   10/31/98
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   45.76      $ 41.31      $   40.03     $   42.81
----------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                               (0.18)(4)    (0.35)(4)      (0.39)(4)     (0.09)

      Net gains or losses in securities (both realized
        and unrealized)                                   (2.09)        9.71           5.59         (2.69)
                                                          ---------    ---------      ---------     ------
      Total from investment operations                    (2.27)        9.36           5.20         (2.78)

   Distributions to shareholders from:

      Dividends from net investment income                   --           --             --            --

      Distributions from capital gains                     5.48         4.91           3.92            --
                                                         ---------    ---------      ---------     ------
      Total dividends and distributions                    5.48         4.91           3.92            --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   38.01      $ 45.76      $   41.31     $   40.03
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                           (4.69%)      25.25%         13.81%        (6.49%)
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)               $       5      $     5      $       6     $       4
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------
      Expenses(5)                                          1.85%        1.85%          1.80%         1.73%
----------------------------------------------------------------------------------------------------------
      Net investment income(5)                            (0.94%)      (0.82%)        (0.97%)       (0.59%)
----------------------------------------------------------------------------------------------------------
      Expenses without waivers and reimbursements(5)       1.85%        1.85%          1.80%         1.73%
----------------------------------------------------------------------------------------------------------
      Net investment income without waivers and           (0.94%)      (0.82%)        (0.97%)       (0.59%)
      reimbursements(5)
----------------------------------------------------------------------------------------------------------
Portfolio Turnover(5)                                        25%          66%            86%
----------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(2) Formerly Chase Vista Capital Growth Fund.
(3) Commencement of offering class of shares.
(4) Calculated based upon average shares outstanding.
(5) Short periods have been annualized.
(6) The percentages reflect the portfolio turnover of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN CORE EQUITY FUND(1)


                                                                    CLASS A                            CLASS B         CLASS C
                                              ----------------------------------------------------   ------------   -------------
                                                       Six                                            2/16/01(2)      2/16/01(2)
                                                    Months                               9/10/98*       Through         Through
                                                   6/30/01               Year Ended       Through       6/30/01         6/30/01
PER SHARE OPERATING PERFORMANCE:               (unaudited)     12/31/00    12/31/99      12/31/98    (unaudited)     (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  26.30      $ 32.19     $ 26.52        $ 21.49      $ 25.46       $   25.46
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                         (0.04)(3)    (0.05)      (0.05)(3)          -        (0.09)(3)       (0.10)(5)

      Net gains or losses in securities             (2.72)       (3.96)       6.28           6.22        (1.88)           (1.87)
        (both realized and unrealized)

      Total from investment operations              (2.76)       (4.01)       6.23           6.22        (1.97)           (1.97)

   Less distributions:

      Dividends from net investment income              -            -        0.01           0.02            -                -

      Distributions from capital gains                  -         1.88        0.55           1.17            -                -

      Total dividends and distributions                 -         1.88        0.56           1.19            -                -
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  23.54      $ 26.30     $ 32.19      $   26.52     $  23.49       $    23.49
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN4                                      (10.49%)     (12.19%)     23.59%         29.08%       (0.12%)         (10.63%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)             $     32      $     9     $     6      $       1     $     23       $        9
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
      Expenses5                                      1.24%        1.24%       1.24%          1.23%        2.01%            2.01%
----------------------------------------------------------------------------------------------------------------------------------
      Net investment income5                        (0.22%)      (0.25%)     (0.13%)        (0.03%)      (0.99%)          (0.99%)
----------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers, reimbursements       1.56%        1.80%       3.02%        140.46%        2.10%            2.10%
      and earnings credits5
----------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers,        (0.54%)      (0.81%)     (1.89%)      (139.26%)      (1.08%)          (1.08%)
      reimbursements and earnings credits5
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                32%(7)       37%(7)      11%(6)         32%(7)       32%(7)           32%(7)
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Core Equity Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in Core Equity Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level
(7) The percentages reflect the portfolio turnover of the Core Equity Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN DYNAMIC SMALL CAP FUND(1)

                                                                                              CLASS A
                                                                   ------------------------------------------------------------
                                                                          Six
                                                                       Months        Year        Year         Year   5/19/97(2)
                                                                      4/30/01       Ended       Ended        Ended      Through
PER SHARE OPERATING PERFORMANCE:                                   unaudited)    10/31/00    10/31/99     10/31/98     10/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 24.54       $15.98      $12.79       $13.85       $10.00
-------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                              (0.09)(3)    (0.22)(3)   (0.15)       (0.09)       (0.04)
    Net gains or losses in securities (both realized and               (5.36)        8.78        3.34        (0.97)        3.89
         unrealized)                                                 --------   ---------     -------     --------      -------
    Total from investment operations                                   (5.45)        8.56        3.19        (1.06)        3.85
  Distributions to shareholders from:
    Dividends from net investment income                                   -            -           -            -            -
    Distributions from capital gains                                    3.38            -           -            -            -
                                                                     --------   ---------     -------     --------      -------
    Total dividends and distributions                                   3.38            -           -            -            -
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $15.71       $24.54      $15.98       $12.79       $13.85
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                       (23.27%)      53.57%      24.94%       (7.65%)      38.50%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $142         $154         $78          $62          $43
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
    Expenses(5)                                                         1.50%        1.50%       1.49%        1.50%        1.49%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income(5)                                           (1.04%)      (0.99%)      0.95%)      (0.91%)      (1.16%)
-------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements and earnings credits(5)    1.64%        1.76%       1.89%        1.83%        2.38%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements
      and earnings credits(5)                                          (1.18%)      (1.25%)     (1.35%)      (1.24%)      (2.05%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   22%          87%         92%          68%           7%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                   ------------------------------------------------------------
                                                                         Six
                                                                       Months        Year        Year         Year   5/19/97(2)
                                                                      4/30/01       Ended       Ended        Ended      Through
PER SHARE OPERATING PERFORMANCE:                                   unaudited)    10/31/00    10/31/99     10/31/98     10/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 23.96       $15.71      $12.67       $13.81       $10.00
-------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net gains or losses in securities (both realized and               (0.14)(3)    (0.40)(3)   (0.27)       (0.17)       (0.06)
      unrealized)                                                      (5.22)        8.65        3.31        (0.97)        3.87
    Total from investment operations                                   (5.36)        8.25        3.04        (1.14)        3.81
  Distributions to shareholders from:
    Dividends from net investment income                                3.38            -           -            -            -
    Distributions from capital gains
        Total dividends and distributions                               3.38            -           -            -            -
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $15.22       $23.96      $15.71       $12.67       $13.81
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                       (23.48%)      52.51%      23.99%       (8.25%)      38.10%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $83         $110         $66          $57          $38
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
    Expenses(5)                                                         2.14%        2.20%       2.23%        2.24%        2.24%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income(5)                                           (1.67%)      (1.69%)     (1.69%)      (1.65%)      (1.93%)
-------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements and earnings credits(5)    2.14%        2.26%       2.39%        2.33%        2.88%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements
      and earnings credits(5)                                          (1.67%)      (1.75%)     (1.85%)      (1.74%)      (2.57%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   22%          87%         92%          68%           7%
-------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Small Cap Opportunities Fund
(2) Commencement of operations.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.

                                                                                              CLASS C
                                                                        --------------------------------------------------
                                                                                Six
                                                                              Months         Year Ended          1/7/98(2)
                                                                             4/30/01     -------------------      Through
PER SHARE OPERATING PERFORMANCE:                                         (unaudited)     10/31/00    10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                         $ 23.93       $15.69      $12.66     $13.17
--------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                      (0.14)(3)    (0.35)(3)   (0.26)     (0.08)
    Net gains or losses in securities (both realized and unrealized)           (5.22)        8.59        3.29      (0.43)
                                                                             -------       ------      ------     ------
     Total from investment operations                                          (5.36)        8.24        3.03      (0.51)
Distributions to shareholders from:
     Dividends from net investment income                                         --           --          --         --
     Distributions from capital gains                                           3.38           --          --         --
                                                                             -------       ------      ------     ------
     Total dividends and distributions                                          3.38           --          --         --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 15.19       $23.93      $15.69     $12.66
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                               (23.51%)      52.52%      23.93%     (3.87%)
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                          $11          $14          $6         $5
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                                  2.14%        2.20%       2.23%      2.24%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                                    (1.68%)      (1.69%)     (1.69%)    (1.55%)
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(5)             2.14%        2.26%       2.39%      2.29%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and
     earnings credits(5)                                                       (1.68%)      (1.75%)     (1.85%)    (1.60%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           22%          87%         92%        68%
--------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Small Cap Opportunities Fund.
(2) Commencement of offering class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.

JPMORGAN EQUITY GROWTH FUND(1)

                                                                        CLASS A                          CLASS B         CLASS C
                                               ------------------------------------------------------------------------------------
                                                          Six                                          2/16/01(2)     2/16/01(2)
                                                       Months        Year        Year    8/13/98(2)       Through        Through
                                                      6/30/01       Ended       Ended       Through       6/30/01        6/30/01
PER SHARE OPERATING PERFORMANCE:                  (unaudited)    12/31/00    12/31/99      12/31/98   (unaudited)    (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $43.12      $67.85      $52.30        $45.57       $41.84         $41.84
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                              (0.11)(3)   (0.42)(3)   (0.29)(3)     (0.02)       (0.18)(3)      (0.18)(3)
     Net gains or losses in securities (both            (5.07)     (16.14)      16.75          8.53        (3.81)         (3.84)
       realized and unrealized)
     Total from investment operations                   (5.18)     (16.56)      16.46          8.51        (3.99)         (4.02)
   Less distributions:
     Dividends from net investment income                   -           -           -             -            -              -
     Distributions from capital gains                    2.22        8.17        0.91          1.78         2.22           2.22
     Total dividends and distributions                   2.22        8.17        0.91          1.78         2.22           2.22
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $35.72      $43.12      $67.85        $52.30       $35.63         $35.60
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                       (11.58%)     (23.85%)     31.54%        18.80%      (11.86%)       (11.87%)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                     $39          $24         $15            $1          $18             $3
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses(5)                                         1.25%        1.24%       1.24%         1.25%        1.79%          1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income(5)                           (0.59%)      (0.65%)     (0.48%)       (0.19%)      (1.34%)        (1.35%)
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements            1.52%        1.64%       2.34%         5.88%         2.54          2.04%
      and earnings credits(5)
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers,             (0.86%)      (1.05%)     (1.58%)        4.82%        (1.79%)        1.40%
      reimbursements and earnings credits(5)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   71%(6)       59%(6)      15%(7)        35%(6)        71%(6)        71%(6)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Equity Growth Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) The percentages reflect the portfolio turnover of the Equity Growth Portfolio, of which the Fund invested all of its investable assets.
(7) Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in EGP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.

JPMORGAN EQUITY INCOME FUND(1)

                                                                     CLASS A                             CLASS B         CLASS C
                                                 ---------------------------------------------------------------------------------
                                                         Six                                           2/16/01(2)      2/16/01(2)
                                                      Months        Year         Year    8/24/98(2)       Through        Through
                                                     6/30/01       Ended        Ended       Through       6/30/01        6/30/01
PER SHARE OPERATING PERFORMANCE:                 (unaudited)    12/31/00     12/31/99      12/31/98   (unaudited)     (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 35.35      $49.83       $46.23       $ 40.49        $34.41         $34.41
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                0.02(3)     0.17(2)      0.20(3)       0.06         (0.05)(3)      (0.05)(3)
   Net gains or losses in securities (both
     realized and unrealized)                          (3.19)      (2.66)        5.63          5.89         (2.24)         (2.24)
   Total from investment operations                    (3.17)      (2.49)        5.83          5.95         (2.29)         (2.29)
Less distributions:
   Dividends from net investment income                 0.03        0.18         0.23          0.07            --             --
   Distributions from capital gains                     0.02       11.81         2.00          0.14          0.02           0.02
   Total dividends and distributions                    0.05       11.99         2.23          0.21          0.02           0.02
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 32.13      $35.35       $49.83       $ 46.23        $32.10         $32.10
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                        (8.96%)     (4.09%)      12.70%        14.70%        (9.14%)        (9.14%)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                 $    34      $    5       $    4       $     1        $   17         $    4
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses(5)                                         1.25%       1.25%        1.24%         1.18%         1.75%          1.75%
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income(5)                            0.28%       0.34%        0.42%         0.57%        (0.22%)        (0.22%)
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements
    and earnings credits(5)                             1.53%       1.94%        3.33%        37.61%         2.04%          2.04%
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers,
      reimbursements and earnings credits(5)            0.00%      (0.35%)      (1.67%)      (35.86%)       (0.51%)        (0.51%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    3%         15%          16%            3%            3%             3%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Equity Income Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND(1)

                                                                                      CLASS A
                                                       ---------------------------------------------------------------------
                                                              Six
                                                           Months       Year       Year       Year         Year         Year
                                                         04/30/01      Ended      Ended      Ended        Ended        Ended
PER SHARE OPERATING PERFORMANCE:                      (unaudited)   10/31/00   10/31/99   10/31/98     10/31/97     10/31/96
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                       $40.71     $43.65     $43.24     $46.21       $39.21       $34.96
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.09(2)    0.09(2)    0.18(2)    0.19(2)      0.35(2)      0.60
  Net gains or losses in securities (both realized
    and unrealized)                                         (2.69)      3.31       5.07       3.59        10.18         5.96
  Total from investment operations                          (2.60)      3.40       5.25       3.78        10.53         6.56
  Distributions to shareholders from:
    Dividends from net investment income                     0.10       0.03       0.17       0.19         0.38         0.55
    Distributions from capital gains                         5.70       6.31       4.67       6.56         3.15         1.76
    Total dividends and distributions                        5.80       6.34       4.84       6.75         3.53         2.31
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $32.31     $40.71     $43.65     $43.24       $46.21       $39.21
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                             (6.26%)     8.88%     12.82%      9.09%       28.84%       19.60%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $1,014     $1,131     $1,385     $1,499       $1,497       $1,591
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
    Expenses(4)                                              1.30%      1.30%      1.26%      1.25%        1.27%        1.32%
----------------------------------------------------------------------------------------------------------------------------
    Net investment income(4)                                 0.56%      0.23%      0.41%      0.44%        0.82%        1.46%
----------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers and reimbursements(4)           1.30%      1.30%      1.26%      1.25%        1.27%        1.32%
----------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers and
      reimbursements(4)                                      0.56%      0.23%      0.41%      0.44%        0.82%        1.46%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover(5)                                          10%        30%       125%       113%          65%          62%
----------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Growth and Income Fund.
(2) Calculated based upon average shares outstanding.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.
(5) The percentages reflect the portfolio turnover of the Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMorgan Growth and Income Fund (continued)(1)

                                                                                        CLASS B
                                                   ------------------------------------------------------------------------------
                                                                                                                             Six
                                                      Months           Year          Year         Year          Year        Year
                                                    04/30/01          Ended         Ended        Ended         Ended       Ended
PER SHARE OPERATING PERFORMANCE:                    (unaudited)    10/31/00      10/31/99     10/31/98      10/31/97    10/31/96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  40.09       $  43.25      $  42.92     $  45.96      $  39.02    $  34.81
---------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                               0.01(2)       (0.11)(2)     (0.04)(2)    (0.02)(2)      0.13(2)     0.37
    Net gains or losses in securities (both            (2.65)          3.26          5.04         3.54         10.13        5.98
      realized and unrealized)
                                                    --------       --------      --------     --------      --------    --------
    Total from investment operations                   (2.64)          3.15          5.00         3.52         10.26        6.35
  Distributions to shareholders from:
    Dividends from net investment income                0.02             --            --           --          0.17        0.38
    Distributions from capital gains                    5.70           6.31          4.67         6.56          3.15        1.76
    Total dividends and distributions                   5.72           6.31          4.67         6.56          3.32        2.14
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  31.73       $  40.09      $  43.25     $  42.92      $  45.96    $  39.02
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                        (6.50%)         8.32%        12.29%        8.52%        28.20%      19.02%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)             $    306       $    409      $    528     $    542      $    489    $    370
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
    Expenses(4)                                         1.80%          1.80%         1.76%        1.75%         1.77%       1.81%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income(4)                            0.06%         (0.27%)       (0.09%)      (0.06%)        0.31%       0.95%
---------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers and reimbursements(4)      1.80%          1.80%         1.76%        1.75%         1.77%       1.81%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers and           0.06%         (0.27%)       (0.09%)      (0.06%)        0.31%       0.95%
      reimbursements(4)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover(5)                                     10%            30%          125%         113%           65%         62%
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Growth and Income Fund.
(2) Calculated based upon average shares outstanding.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.
(5) The percentages reflect the portfolio turnover of the Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN GROWTH AND INCOME FUND (CONTINUED)(1)

                                                                                CLASS C
                                                        ---------------------------------------------------------
                                                                Six
                                                             Months             Year Ended               1/2/98(2)
                                                           04/30/01     ----------------------------     Through
PER SHARE OPERATING PERFORMANCE:                         (unaudited)      10/31/00       10/31/99       10/31/98
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $39.10       $  42.34       $  42.13       $  41.64
-----------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                      0.01(3)       (0.11)(3)      (0.03)(3)      (0.02)(3)
    Net gains or losses in securities (both realized          (2.59)          3.18           4.94           0.68
      and unrealized)

    Total from investment operations                          (2.58)          3.07           4.91           0.66
  Distributions to shareholders from:
    Dividends from net investment income                       0.03             --           0.03           0.09
    Distributions from capital gains                           5.70           6.31           4.67           0.08
    Total dividends and distributions                          5.73           6.31           4.70           0.17
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $30.79       $  39.10       $  42.34       $  42.13
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                               (6.50%)         8.31%         12.29%          1.55%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $    9       $      9       $     10       $      5
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------
    Expenses(5)                                                1.80%          1.80%          1.76%          1.72%
-----------------------------------------------------------------------------------------------------------------
    Net investment income(5)                                   0.06%         (0.27%)        (0.07%)        (0.05%)
-----------------------------------------------------------------------------------------------------------------
    Expenses without waivers and reimbursements(5)             1.80%          1.80%          1.76%          1.72%
-----------------------------------------------------------------------------------------------------------------
    Net investment income without waivers and
      reimbursements(5)                                        0.06%         (0.27%)        (0.07%)        (0.05%)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover(6)                                            10%            30%           125%           104%
-----------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Growth and Income Fund.
(2) Commencement of offering class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) The percentages reflect the portfolio turnover of the Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN SMALL CAP EQUITY FUND(1)



                                                                                         CLASS A
                                                    ---------------------------------------------------------------------------
                                                     Six Months       Year         Year           Year        Year        Year
                                                       04/30/01      Ended        Ended          Ended       Ended       Ended
PER SHARE OPERATING PERFORMANCE:                     (unaudited)   10/31/00     10/31/99      10/31/98    10/31/97    10/31/96
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  27.89     $  22.77     $  20.40      $  23.57    $  19.19    $  15.07
-------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                (0.08)(2)    (0.20)(2)    (0.13)(2)     (0.11)      (0.05)       0.01
    Net gains or losses in securities
      (both realized and unrealized)                     (2.73)        7.97         2.67         (2.42)       4.72        4.32
                                                      --------     --------     --------      --------    --------    --------
    Total from investment operations                     (2.81)        7.77         2.54         (2.53)       4.67        4.33
  Distributions to shareholders from:
    Dividends from net investment income                    --           --           --            --          --        0.03
    Distributions from capital gains                      3.89         2.65         0.17          0.64        0.29        0.18
    Total dividends and distributions                     3.89         2.65         0.17          0.64        0.29        0.21
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  21.19     $  27.89     $  22.77      $  20.40    $  23.57    $  19.19
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                         (10.04%)      37.10%       12.49%       (10.93%)     24.61%      29.06%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)               $     79     $     93     $     98      $    133    $    174    $    145
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
    Expenses(4)                                           1.39%        1.44%        1.40%         1.38%       1.45%       1.50%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income(4)                             (0.76%)      (0.77%)      (0.59%)       (0.43%)     (0.23%)      0.03%
-------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements              1.39%        1.44%        1.40%         1.38%       1.45%       1.52%
      and earnings credits(4)
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers,               (0.76%)      (0.77%)      (0.59%)       (0.43%)     (0.23%)      0.01%
      reimbursements and earnings credits(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     23%          75%          92%           74%         55%         78%
-------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Small Cap Equity Fund.
(2) Calculated based upon average shares outstanding.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND (CONTINUED)(1)

                                                                                  CLASS B
                                                  --------------------------------------------------------------------------------
                                                   Six Months          Year           Year        Year          Year          Year
                                                     04/30/01         Ended          Ended       Ended         Ended         Ended
PER SHARE OPERATING PERFORMANCE:                   (unaudited)     10/31/00       10/31/99    10/31/98      10/31/97      10/31/96
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $26.73       $22.06        $19.91       $23.19        $19.00        $15.01
----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                               (0.16)(2)    (0.37)(2)     (0.28)(2)    (0.31)        (0.27)        (0.08)
    Net gain or losses in securities (both              (2.64)        7.69          2.60        (2.33)         4.75          4.25
      realized and unrealized)
                                                       ------       ------        ------       ------        ------        ------
    Total from investment operations                    (2.80)        7.32          2.32        (2.64)         4.48          4.17
  Distributions to shareholders from:
    Dividends from net investment income                   --           --            --           --            --            --
    Distributions from capital gains                     3.89         2.65          0.17         0.64          0.29          0.18
                                                       ------       ------        ------       ------        ------        ------
    Total dividends and distributions                    3.89         2.65          0.17         0.64          0.29          0.18
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $20.04       $26.73        $22.06       $19.91        $23.19        $19.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                        (10.49%)      36.17%        11.69%      (11.60%)       23.84%        28.04%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $47          $57           $57          $80          $100           $73
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
    Expenses4                                            2.13%        2.17%         2.12%        2.10%         2.16%         2.22%
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income(4)                            (1.50%)      (1.50%)       (1.31%)      (1.15%)       (0.94%)       (0.68%)
----------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements             2.13%        2.17%         2.12%        2.10%         2.16%         2.25%
      and earnings credits(4)
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers,              (1.50%)      (1.50%)       (1.31%)      (1.15%)       (0.94%)       (0.71%)
      reimbursements and earnings credits(4)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    23%          75%           92%          74%           55%           78%
----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Small Cap Equity Fund.
(2) Calculated based upon average shares outstanding.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File Nos. for each Fund are:

JPMorgan Balanced Fund             811-5526
JPMorgan Capital Growth Fund       811-5151
JPMorgan Core Equity Fund          811-5526
JPMorgan Disciplined Equity Fund   811-7342
JPMorgan Dynamic Small Cap Fund    811-5151
JPMorgan Equity Growth Fund        811-5526
JPMorgan Equity Income Fund        811-5526
JPMorgan Growth and Income Fund    811-5151
JPMorgan Mid Cap Value Fund        811-08189
JPMorgan Small Cap Equity Fund     811-5151
JPMorgan Small Cap Growth Fund     811-08189
JPMorgan U S  Equity Fund          811-7342

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039


        (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001


                                                                    PR-EQABC-901

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN US EQUITY FUNDS
INSTITUTIONAL CLASS SHARES

DISCIPLINED EQUITY FUND

DISCIPLINED EQUITY VALUE FUND

DIVERSIFIED FUND

MID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMART INDEX(TM) FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Disciplined Equity Fund                                        1
Disciplined Equity Value Fund                                  5
Diversified Fund                                               8
Mid Cap Value Fund                                            13
Small Cap Growth Fund                                         18
SmartIndex(TM) Fund                                           23
U.S. Equity Fund                                              27
U.S. Small Company Fund                                       31
The Funds' Management and Administration                      35
How Your Account Works                                        38
  Buying Fund Shares                                          38
  Selling Fund Shares                                         38
  Exchanging Fund Shares                                      39
  Other Information Concerning the Funds                      39
  Distributions and Taxes                                     40
What the Terms Mean                                           41
Risk and Reward Elements                                      42
Financial Highlights                                          44
How To Reach Us                                       Back cover

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 - 43.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries relative to the S&P 500.

Within each industry, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in equity securities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P Morgan Investment Management,

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1998                                 32.35%
1999                                 18.32%
2000                                -10.87%

---------------------------------------------
BEST QUARTER                         22.85%
---------------------------------------------
                          4th quarter, 1998
---------------------------------------------
WORST QUARTER                        -9.91%
---------------------------------------------
                          3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                   PAST 1 YEAR           LIFE OF FUND
-----------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        -10.87                 15.45
-----------------------------------------------------------------------
S&P(500) INDEX (NO EXPENSES)       -9.10                 15.79
-----------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 1/3/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                 0.35
DISTRIBUTION (RULE 12b-1) FEES                                  NONE
SHAREHOLDER SERVICE FEES                                        0.10
OTHER EXPENSES(1)                                               0.20
-----------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                        0.65
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                        (0.20)
-----------------------------------------------------------------------
NET EXPENSES(2)                                                 0.45
-----------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                        1 YEAR   3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)(WITH OR WITHOUT
REDEMPTION)                             46       144      300       750
------------------------------------------------------------------------------

JPMORGAN DISCIPLINED EQUITY VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Russell 1000 Value Index, which is weighted in favor of those equity securities with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight industries relative to the Russell 1000 Value Index.

Within each industry, the Fund modestly overweights equity securities that are ranked as undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities, with an emphasis on those that appear to the adviser undervalued or fairly valued, and by tracking the industry weightings of the Russell 1000 Value Index, the Fund seeks returns that modestly exceed those of that index over the long term with virtually the same level of volatility.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM),

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects the equity securities for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- impact on the overall risk of the portfolio relative to the benchmark
- temporary mispricings caused by market overreactions

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED, OR ENDORSED, BY ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BANK OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio. A value stock may never reach what the adviser believes is its full value or it may even go down in value.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000 VALUE INDEX OVER
     THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE(1)

The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                 0.35
DISTRIBUTION (RULE 12b-1) FEES                                  NONE
SHAREHOLDER SERVICE FEES                                        0.10
OTHER EXPENSES(2)                                               0.44
-----------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                        0.89
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                        (0.44)
-----------------------------------------------------------------------
NET EXPENSES(3)                                                 0.45
-----------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES,EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in Institutional Class Shares of the Fund with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                          1 YEAR   3 YEARS
----------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
REDEMPTION)                               46       144
----------------------------------------------------------

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the adviser allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its industry sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB.

The Fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities which may take the form of despositary receipts.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the equity portion of the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

  INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors, or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium-and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be renamed "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1994                  0.93%
1995                 26.84%
1996                 13.68%
1997                 18.89%
1998                 18.60%
1999                 14.23%
2000                 -3.97%

--------------------------------------
BEST QUARTER                    13.48%
--------------------------------------
                     4th quarter, 1998
--------------------------------------
WORST QUARTER                   -6.13%
--------------------------------------
                     3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                               PAST 1 YEAR     PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      -3.97           11.95           12.11
---------------------------------------------------------------------------
FUND BENCHMARK (NO EXPENSES)    -2.30           13.06           12.87
---------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)     -9.10           18.33           17.94
---------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 9/10/93.
(2) THE FUND'S FISCAL YEAR END IS 6/30.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.55
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.10
OTHER EXPENSES (1)                                          0.25
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.90
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.25)
-----------------------------------------------------------------
NET EXPENSES(2)                                             0.65
-----------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.65% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.
The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                      1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
REDEMPTION)                           66        208         421         1,035
--------------------------------------------------------------------------------

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the adviser believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme over valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.50%.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1998                    19.77%
1999                    13.87%
2000                    35.28%

---------------------------------------------------------
BEST QUARTER                                       17.96%
---------------------------------------------------------
                                       4th quarter, 1998
---------------------------------------------------------
WORST QUARTER                                     -11.06%
---------------------------------------------------------
                                       3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(2)

                                                     PAST 1 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                           35.28         23.45
-------------------------------------------------------------------------------
S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)      27.84         13.34
-------------------------------------------------------------------------------
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)            19.18          9.87
-------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/13/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses for the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                            0.70
DISTRIBUTION (RULE 12b-1)FEES                              NONE
SHAREHOLDER SERVICE FEES                                   NONE
OTHER EXPENSES(1)                                          3.54
------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                   4.24
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                   (3.49)
------------------------------------------------------------------
NET EXPENSES(2)                                            0.75
------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
(REDEMPTION                         77         967         1,872       4,193
--------------------------------------------------------------------------------

JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at the initial time of purchase, that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   -THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE. -THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multifaceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year and has another 250 in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the guidelines set by the Fund's adviser.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to economic problems among those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -0.96%.

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1998            14.86%
1999            46.54%
2000            -7.79%

-------------------------------------------------------------------
BEST QUARTER                                                 23.59%
-------------------------------------------------------------------
                                                 4th quarter, 1998
-------------------------------------------------------------------
WORST QUARTER                                               -18.29%
-------------------------------------------------------------------
                                                 3rd quarter, 1998
-------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                   PAST 1 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                          -7.79         15.82
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)                     -3.02          4.80
--------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)            -22.43          3.02
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/14/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses for the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.80
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    NONE
OTHER EXPENSES(1)                                           4.67
-------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    5.47
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (4.62)
-------------------------------------------------------------------
NET EXPENSES(2)                                             0.85
-------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.85% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.
The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                 1 YEAR         3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR
WITHOUT REDEMPTION)              87             1,221       2,344       5,107
--------------------------------------------------------------------------------

JPMORGAN SMARTINDEX(TM) FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of approximately 325 equity securities while maintaining risk characteristics similar to the S&P 500.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large and medium capitalization U.S. and foreign companies included in the S&P 500. While the Fund seeks to invest in a portfolio of equity securities with risk characteristics similar to the S&P 500, the Fund may invest a portion of its assets in equity securities which are not part of the index. The Fund's sector weightings are expected to be similar to those of the S&P 500. Within each industry, the Fund may moderately overweight equity securities that appear undervalued or fairly valued and underweight or not hold stocks that appear overvalued. Accordingly, the Fund's performance is expected to differ from that of the S&P 500. The Fund expects to ordinarily hold a portfolio of approximately 325 stocks. The Fund generally considers selling equity securities that appear significantly over-valued.

By controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH THE POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO

   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -6.14%.

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1999                   19.61%
2000                  -11.01%

---------------------------------------
BEST QUARTER                     12.97%
---------------------------------------
                      4th quarter, 1999
---------------------------------------
WORST QUARTER                    -8.09%
---------------------------------------
                      4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                              PAST 1 YEAR           LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                    -11.01                3.06
--------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                    -9.10                4.89
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 12/31/98.
(2) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.10
OTHER EXPENSES(1)                                           0.24
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.59
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.24)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                             0.35
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST
    COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.35% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                  1 YEAR        3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR
WITHOUT REDEMPTION)               36            113         254         665

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stock, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value.

The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

The Fund may invest in mid-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and additional classes of shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

For the period 1/1/91 through 9/30/93, returns reflect performance of The Pierpont Equity Fund, the predecessor of the Fund. During this period, the actual returns of the Fund would have been lower than shown because the Fund has higher expenses than the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991         34.12%
1992          8.73%
1993         11.06%
1994         -0.32%
1995         32.83%
1996         21.22%
1997         28.58%
1998         24.79%
1999         14.88%
2000         -6.37%

----------------------------------------------
BEST QUARTER                          21.46%
----------------------------------------------
                           4th quarter, 1998
----------------------------------------------
WORST QUARTER                        -17.97%
----------------------------------------------
                           3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                       PAST 1 YR.     PAST 5 YRS.  PAST 10 YRS.
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES             -6.37          15.91        16.19
-------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)            -9.10          18.33        17.44
-------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.40
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.10
OTHER EXPENSES(1)                                           0.24
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.74
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.10)
--------------------------------------------------------------------
NET EXPENSES(2)                                             0.64
--------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.64% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
REDEMPTION)                         65          205        380         889
--------------------------------------------------------------------------------

JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in stocks of small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in stocks it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be re-named "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark.

For the period 1/1/91 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the Fund. During this period, the actual returns of the Fund would have been lower than shown because the Fund has higher expenses than the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%

YEAR-BY-YEAR RETURNS (1)
[CHART]

1991                 59.59%
1992                 18.98%
1993                  8.59%
1994                 -5.81%
1995                 31.88%
1996                 20.84%
1997                 22.70%
1998                 -5.28%
1999                 44.30%
2000                 -9.59%

-----------------------------------------
BEST QUARTER                    34.75%
-----------------------------------------
                     4th quarter, 1999
-----------------------------------------
WORST QUARTER                  -21.61%
-----------------------------------------
                     3rd quarter, 1998
-----------------------------------------

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                   PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES         -9.59            12.87         16.72
-------------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)   -3.02            10.31         15.53
-------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                              0.60
DISTRIBUTION (RULE 12b-1) FEES                               NONE
SHAREHOLDER SERVICE FEES                                     0.10
OTHER EXPENSES(1)                                            0.22
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                     0.92
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                     (0.09)
--------------------------------------------------------------------
NET EXPENSES(2)                                              0.83
--------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST
    COMPANY OF NEW YORK AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.83% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                     1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
REDEMPTION)                          85        265         482         1,105
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland corporation. The Disciplined Equity Value and SmartIndex(TM) Funds are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM and Robert Fleming Inc. are the investment advisers and make the day-to-day investment decisions for these Funds. JPMIM is the investment adviser to the Disciplined Equity, Disciplined Equity Value, Diversified,
SmartIndex(TM), U.S. Equity, and U.S. Small Company Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036. Robert Fleming Inc. is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming Inc. is located at 522 5th Avenue, New York, NY 10036.

JPMIM and Robert Fleming Inc. are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

                          FISCAL
FUND                      YEAR END     %
---------------------------------------------
DISCIPLINED EQUITY FUND   5/31      0.35
---------------------------------------------
DIVERSIFIED FUND          6/30      0.55
---------------------------------------------
MID CAP VALUE FUND        9/30      0.70
---------------------------------------------
SMALL CAP GROWTH FUND     9/30      0.80
---------------------------------------------
SMARTINDEX(TM) FUND       5/31      0.25
---------------------------------------------
U.S.EQUITY FUND           5/31      0.40
---------------------------------------------
U.S. SMALL COMPANY FUND   5/31      0.60
---------------------------------------------

PORTFOLIO MANAGERS
DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Vice President, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President, Mr. Gill has been at JPMIM since 1996 and prior to that he was a portfolio manager at Bank of Tokyo - Mitsubishi Asset Management. Mr. Devlin has been at JPMorgan Chase (or one of its predecessors) since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMIM since March of 1997.

DISCIPLINED EQUITY VALUE FUND

The portfolio management team is led by Messrs. Devlin, Gill and Raffaele Zingone. Mr. Zingone has been at JPMIM since 1991. Previously he served as a U.S. equity portfolio manager in London and New York. Please see above for information on Messrs. Devlin and Gill.

DIVERSIFIED FUND

The portfolio management team is led by John M. Devlin, Vice President, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, Vice President, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the

Product Development group and as a fixed income and currency trader and portfolio manager in Milan.

MID CAP VALUE FUND

Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP GROWTH FUND

Christopher Mark Vyvyan Jones, serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of the Robert Fleming Inc., the adviser, since 1982 and is currently a Director of Robert Fleming Inc. Mr. Jones is head of the adviser's Small Company Investment Team.

SMARTINDEX(TM) FUND

The portfolio management team is led by Timothy J. Devlin, Vice President, Joseph Gill, Vice President, and Nanette Buziak, Vice President. Please see above for information on Messrs. Devlin, Gill and Ms. Buziak.

U.S. EQUITY FUND

The portfolio management team is led by Henry D. Cavanna, Managing Director, and James H. Russo, Vice President and CFA. Mr. Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

U.S. SMALL COMPANY FUND

The portfolio management team is led by Marian U. Pardo, Managing Director, and Carolyn Jones, Vice President. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase Manhattan Bank (Chase) provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity, Disciplined Equity Value, Diversified, SmartIndex(TM), U.S. Equity and U.S. Small Company Funds. Chase is the administrator for the Mid Cap Value and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except the Mid Cap Value and Small Cap Growth Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. The administrator for the Mid Cap Value and Small Cap Growth Funds receives 0.10% as a percentage of each Fund's average daily net assets.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund (except the Mid Cap Value and Small Cap Growth Fund) held by investors serviced by the shareholder servicing agent.

The advisers and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the NYSE is open. If we receive your order by the close of regular trading on the NYSE, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet only minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:
JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity, Diversified, SmartIndex(TM),and U.S.Equity Funds generally distribute net investment income at least quarterly. The Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. The U.S. Small Company Fund generally distributes any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before         - The Funds can take advantage of           - The Funds segregate liquid assets to
  issue or for delayed delivery, it            transaction opportunities                   offset leverage risks
  could be exposed to leverage risk if       - The Funds could realize gains in a
  it does not segregate liquid assets          short period of time

SHORT-TERM TRADING
- Increased trading could raise a Fund's     - The Funds could protect against losses    - The Funds' generally avoid short-term
  brokerage and related costs                  if a stock is overvalued and its value      trading, except to take advantage of
- Increased short-term capital gains           later falls                                 attractive or unexpected opportunities
  distributions could raise                                                                or to meet demands generated by
  shareholders' income tax liability                                                       shareholder activity
                                                                                         - The Funds' Portfolio Turnover Rate for
                                                                                           the most recent fiscal year is listed
                                                                                           below:
                                                                                           Disciplined          SmartIndex
                                                                                           Equity Fund:   72%   Fund          67%
                                                                                           Diversified          U.S. Equity
                                                                                           Fund:         185%   Fund          81%
                                                                                           Mid Cap              U.S. Small
                                                                                           Value Fund           Company Fund 110%
                                                                                           (for the most
                                                                                           recent semi-annual
                                                                                           period)     41.58%
                                                                                           Small Cap
                                                                                           Growth Fund (for
                                                                                           the most recent
                                                                                           semi-annual
                                                                                           period)     34.10%
DERIVATIVES
- Derivatives such as futures, options,      - Hedges that correlate well with           - The Funds use Derivatives, such as
  swaps and forward foreign currency           underlying positions can reduce or          futures, options, swaps and forward
  contracts(1) that are used for hedging       eliminate losses at low cost                foreign currency contracts, for
  the portfolio or specific securities       - The Funds could make money and protect      hedging and for risk management (i.e.,
  may not fully offset the underlying          against losses if management's              to adjust duration or yield curve
  positions and this could result in           analysis proves correct                     exposure, or to establish or adjust
  losses to a fund that would not have       - Derivatives that involve leverage           exposure to particular securities,
  otherwise occured                            could generate substantial gains at         markets or currencies); risk
- Derivatives used for risk management         low cost                                    management may include management of a
  or to increase the Fund's gain may not                                                   Fund's exposure relative to its
  have the intended effects and may                                                        benchmark. Certain Funds may also use
  result in losses or missed                                                               derivatives to increase the Fund's
  opportunities                                                                            gain
- The counterparty to a derivatives                                                      - A Fund only establishes hedges that it
  contract could default Derivatives                                                       expects will be highly correlated with
  that involve leverage could magnify                                                      underlined positions
  losses                                                                                 - While the Funds may use derivatives
- Certain types of derivatives involve                                                     that incidently involve leverage, they
  costs to the Funds which can reduce                                                      do not use them for the specific
  returns                                                                                  purpose of leveraging their portfolio
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
SECURITIES LENDING
- When a Fund lends a security, there is     - The Funds may enhance income through      - Each adviser maintains a list of
  a risk that the loaned securities may        the investment of the collateral            approved borrowers
  not be returned if the borrower or the       received from the borrower                - The Funds receive collateral equal to
  lending agent defaults                                                                   at least 100% of the current value of
- The collateral will be subject to the                                                    the securities loaned
  risks of the securities in which it is                                                 - The lending agents indemnify the Funds
  invested                                                                                 against borrower default
                                                                                         - Each adviser's collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses
                                                                                         - Upon recall, the borrower must return
                                                                                           the securities loaned within the
                                                                                           normal settlement period

MARKET CONDITIONS
- Each Fund's share price and                - Stocks have generally outperformed        - Under normal circumstances the Funds
  performance will fluctuate in response       more stable investments (such as bonds      plan to remain fully invested, with at
  to stock and/or bond market movements        and cash equivalents) over the long         least 65% in stocks; stock investments
- Adverse market conditions may from           term                                        may include U.S. and foreign common
  time to time cause a Fund to take          - With respect to the Diversified Fund,       stocks, convertible securities,
  temporary defensive positions that are       a diversified, balanced portfolio           preferred stocks, trust or partnership
  inconsistent with its principal              should mitigate the effects of wide         interests, warrants, rights, REIT
  investment strategies and may hinder         market fluctuations, especially when        interests and investment company
  the Fund from achieving its                  stock and bond prices move in               securities
  investment objective                         different directions                      - A Fund seeks to limit risk and enhance
                                                                                           performance through active management
                                                                                           and diversification
                                                                                         - During severe market downturns, each
                                                                                           Fund has the option of investing up to
                                                                                           100% of assets in investment-grade
                                                                                           short-term securities

MANAGEMENT CHOICES
- A Fund could underperform its              - A Fund could outperform its benchmark     - The advisers focus their active
  benchmark due to its securities and          due to these same choices                   management on securities selection,
  asset allocation choices                                                                 the area where they believe their
                                                                                           commitment to research can most
                                                                                           enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could     - Favorable exchange rate movements         - The Funds, except the Diversified
  reduce gains or create losses                could generate gains or reduce losses       Fund, anticipate that total foreign
- A Fund could lose money because of         - Foreign investments, which represent a      investments will not exceed 20% of
  foreign government actions, political        major portion of the world's                assets (10% for the Small Cap Growth
  instability, or lack of adequate and         securities, offer attractive potential      Fund and 30% for the Diversified Fund)
  accurate information                         performance and opportunities for         - The Funds actively manage the currency
- Currency and investment risks tend to        diversification                             exposure of their foreign investments
  be higher in emerging markets; these       - Emerging markets can offer higher           relative to their benchmarks, and may
  markets also present higher liquidity        returns                                     hedge back into the U.S. dollar from
  and valuation risks                                                                      time to time (see also "Derivatives");
                                                                                           these currency management techniques
                                                                                           may not be available for certain
                                                                                           emerging markets investments

ILLIQUID HOLDINGS
- Each Fund could have difficulty            - These holdings may offer more             - No Fund may invest more than 15% of
  valuing these holdings precisely             attractive yields or potential growth       net assets in illiquid holdings
- Each Fund could be unable to sell            than comparable widely traded             - To maintain adequate liquidity to meet
  these holdings at the time or price it       securities                                  redemptions, each Fund may hold high
  desires                                                                                  quality short-term securities
                                                                                           (including repurchase agreements and
                                                                                           reverse repurchase agreements) and,
                                                                                           for temporary or extraordinary
                                                                                           purposes, may borrow from banks up to
                                                                                           33 1/3% of the value of its total
                                                                                           assets or draw on a line of credit

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

This information for the Mid Cap Value Fund and the Small Cap Growth Fund has been audited, except as noted by Ernest & Young LLP, whose reports, along with the funds' financial statements are included in the funds' annual reports, which are available upon request.

This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each fund's financial statements, are included in the representative fund's annual report, which are available upon request.

JPMORGAN DISCIPLINED EQUITY FUND(1)


                                                                         Year         Year       Year       Year      1/3/97(2)
                                                                        Ended        Ended      Ended      Ended        Through
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                         5/31/01     5/31/00    5/31/99    5/31/98        5/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 17.54      $ 17.57    $ 14.96    $ 11.47      $10.00
---------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

     Net investment income                                                0.14         0.17       0.17       0.12        0.04

     Net gains or losses on investments(both realized and unrealized)    (1.89)        0.81       3.18       3.62        1.43
                                                                       ---------    --------   --------   --------     ----------
     Total from investment operations                                    (1.75)        0.98       3.35       3.74        1.47

  Less distributions:

     Dividends from net investment income                                 0.14         0.18       0.15       0.12          --

     Distributions from capital gains                                       --         0.83       0.59       0.13          --
                                                                       ---------    --------   --------   --------     ----------
     Total distributions                                                  0.14         1.01       0.74       0.25          --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 15.65      $ 17.54    $ 17.57    $ 14.96      $11.47
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (9.99)%       5.54%     23.07%     32.98%      14.70%(3)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $ 1,210      $ 1,476    $ 1,008    $   296      $   50
---------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
  Expenses(4)                                                             0.45%        0.45%      0.45%      0.45%       0.45%
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income(4)                                                0.85%        1.04%      1.14%      1.27%       1.58%
---------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursements(4)                                      0.55%        0.55%      0.60%      0.72%       1.34%
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income without reimbursements(4)                         0.75%        0.94%      0.99%      1.00%       0.69%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover**                                                        72%          56%        51%        61%         20%(3)
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Institutional Disciplined Equity Fund.
(2) Commencement of operations.
** The percentages reflect the portfolio turnover of The Disciplined Equity Portfolio, of which the Fund invested all of its investable assets.
(3) Not annualized.
(4) Short periods have been annualized.

JPMORGAN DIVERSIFIED FUND

                                                                           Year        Year        Year         Year        Year
                                                                          Ended       Ended       Ended        Ended       Ended
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                          6/30/01     6/30/00     6/30/99      6/30/98     6/30/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $16.61       $16.36      $15.06       $13.89      $12.22
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

     Net investment income                                               0.38         0.36        0.34         0.33        0.37

     Net gains or losses in securities (both realized and unrealized)   (1.54)        0.70        1.61         2.03        2.02
                                                                       ---------    --------   --------   --------     ----------
     Total from investment operations                                   (1.16)        1.06        1.95         2.36        2.39

  Distributions to shareholders from:

     Dividends from net investment income                                0.38         0.26        0.35         0.53        0.32

     Distributions from capital gains                                    0.42         0.55        0.30         0.66        0.40
                                                                       ---------    --------   --------   --------     ----------
     Total distributions                                                 0.80         0.81        0.65         1.19        0.72
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $14.65       $16.61      $16.36       $15.06      $13.89
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            (7.01%)       6.61%      13.35%       18.06%      20.52%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $  360       $  359      $  266       $  227      $   70
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                 0.98%        0.96%       0.98%        0.98%       0.98%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    2.42%        2.19%       2.22%        2.81%       3.00%
--------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                          1.01%        0.98%       1.01%        1.07%       1.25%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                             2.39%        2.17%       2.19%        2.72%       2.73%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover(1)                                                     185%         217%        144%          82%        100%
--------------------------------------------------------------------------------------------------------------------------------

(1) The percentages reflect the portfolio turnover of The Diversified Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN MID CAP VALUE FUND(1)

                                                                      10/01/00(2)
                                                                          Through      Year       Year    11/13/97(2)
                                                                          3/31/01     Ended      Ended        Through
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        (unaudited)   9/30/00    9/30/99        9/30/98
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $13.06       $13.56    $ 10.62      $10.00
---------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                0.25         0.11       0.02        0.11
    Net realized and unrealized gain on investments                      1.23         2.59       3.20        0.54
                                                                         ----         ----       ----        ----
    Total from investment operations                                     1.48         2.70       3.22        0.65
  Less distributions:
    From net investment income                                           0.15         0.09       0.10        0.03
    From net realized gain                                               0.87         3.11       0.18          --
                                                                         ----         ----       ----        ----
     Total distributions                                                 1.02         3.20       0.28        0.03
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $13.52       $13.06    $ 13.56      $10.62(3)
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            11.61%(3)    23.76%     30.41%       6.50%(3)
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                   $  4.2       $  4.7    $   3.6      $  2.9
---------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------
Before fees waived and expenses absorbed                                 4.30%(4)     4.24%      5.11%       7.72%(4)
---------------------------------------------------------------------------------------------------------------------
After fees waived and expenses absorbed                                  0.75%(4)     0.97%      1.25%       1.25%(4)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     1.07%(4)     0.84%      0.06%       0.73%(4)
 (after fees waived and expenses absorbed)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 41.58%(3)    98.95%    108.74%      73.34%(3)
---------------------------------------------------------------------------------------------------------------------

(1) Formerly Fleming Mid Cap Value
(2) Commencement of operations.
(3) Not annualized.
(4) Annualized.

JPMORGAN SMALL CAP GROWTH FUND(1)

                                                                         10/01/00
                                                                          Through        Year           Year       11/14/97(2)
                                                                          3/31/01       Ended          Ended           Through
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        (unaudited)     9/30/00        9/30/99           9/31/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 15.12        $ 13.45         $ 9.47         $10.00
------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income (loss)                                       (0.26)         (0.08)          0.08           0.08

    Net realized and unrealized gain (loss) on investments             (4.60)          4.34           4.28          (0.59)
                                                                     --------       --------       -------        --------
    Total from investment operations                                   (4.86)          4.26           4.36          (0.51)

  Less distributions:

    From net investment income                                            --           0.04           0.09           0.02

    From net realized gain                                              2.15           2.55           0.29             --
                                                                     --------       --------       -------        --------
    Total distributions                                                 2.15           2.59           0.38           0.02
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  8.11        $ 15.12         $13.45         $ 9.47
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          (35.22%)(3)     36.33%         46.61%         (5.15%)(3)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                 $   1.8        $   4.0         $  1.8         $  1.1
------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
Before fees waived and expenses absorbed                                5.98%(4)       5.47%         10.19%         13.84%(4)
------------------------------------------------------------------------------------------------------------------------------
After fees waived and expenses absorbed                                 0.85%(4)       1.05%          1.35%          1.35%(4)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   (0.49%)(4)     (0.61%)        (0.68%)        (0.30%)(4)
 (after fees waived and expenses absorbed)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                34.10%(3)      88.25%         70.75%         35.47%(3)
------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Fleming Small Cap Growth Fund
(2) Commencement of operations.
(3) Not annualized.
(4) Annualized.

JPMORGAN SMARTINDEX(TM) FUND(1)

                                                                                       Year          Year       12/31/98(2)
                                                                                      Ended         Ended           through
PER SHARE DATA FOR FISCAL PERIODS ENDED                                             5/31/01       5/31/00           5/31/99
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $ 17.07         $16.06         $15.00
---------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                            0.16           0.14           0.07
    Net gains or losses on securities (both realized and unrealized)                (2.06)          1.02           1.02
                                                                                    -----           ----           ----
    Total from investment operations                                                (1.90)          1.16           1.09
  Less distributions:
    Dividends from net investment income                                             0.15           0.14           0.03
    Distributions from capital gains                                                   --           0.01             --
                                                                                    -----           ----           ----
    Total distributions                                                              0.15           0.15           0.03
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $ 15.02         $17.07         $16.06
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                       (11.21)%         7.25%          7.27%(3)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                           $   483         $  401         $    5
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
Expenses (excluding dividend expense)(4)                                             0.35%          0.35%          0.35%
---------------------------------------------------------------------------------------------------------------------------
Net investment income(4)                                                             1.00%          1.26%          1.13%
---------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements(including dividend expense)(4)                       0.49%          0.58%          5.44%
---------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements(including dividend expense)(4)          0.86%          1.03%         (3.96)%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                67%            45%            19%
---------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan SmartIndex(TM) Fund
(2) Commencement of operations.
(3) Not annualized.
(4) Annualized.

JPMORGAN U.S. EQUITY FUND(1)

                                                                                Year       Year       Year       Year        Year
                                                                               Ended      Ended      Ended      Ended       Ended
PER SHARE DATA FOR FISCAL YEARS ENDED                                        5/31/01    5/31/00    5/31/99    5/31/98     5/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $12.79      $15.08     $16.73     $15.66      $14.00
---------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                     0.08        0.11       0.16       0.15        0.17

    Net gains or losses on investments (both realized and unrealized)        (0.96)       0.26       2.39       3.81        3.02
                                                                            -------      ------     ------     ------      ------
    Total from investment operations                                         (0.88)       0.37       2.55       3.96        3.19

  Less distributions:

    Dividends from net investment income                                      0.08        0.11       0.17       0.18        0.25

    Distributions from capital gains                                          0.71        2.55       4.03       2.71        1.28
                                                                            -------      ------     ------     ------      ------
    Total distributions to shareholders                                       0.79        2.66       4.20       2.89        1.53
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $11.12      $12.79     $15.08     $16.73      $15.66
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 (6.99)%      2.45%     18.66%     28.53%      25.21%
=================================================================================================================================
Net assets, end of period (in millions)                                     $  151      $  241     $  278     $  379      $  330
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Expenses(2)                                                                   0.62%       0.60%      0.60%      0.60%       0.60%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                      0.57%       0.76%      0.89%      0.89%       1.33%
---------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements(2)                                            0.64%       0.63%      0.63%      0.63%       0.65%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements(2)                               0.55%       0.73%      0.86%      0.86%       1.28%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                                                           81%         89%        84%       106%         99%
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Institutional U.S. Equity Fund
(2) Short periods have been annualized.
(3) The percentages reflect the portfolio turnover of The U.S. Equity Portfolio, of which the Fund invested all of the investable assets.

JPMORGAN U.S. SMALL COMPANY FUND(1)

                                                                               Year      Year         Year       Year        Year
                                                                              Ended     Ended        Ended      Ended       Ended
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                              5/31/01   5/31/00      5/31/99    5/31/98     5/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $15.11      $11.98     $ 15.30      $14.09      $13.97
---------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                   0.08        0.04        0.08        0.09        0.10

    Net gains or losses on investments(both realized and unrealized)        0.03(2)     3.10       (1.83)       3.04        1.07
                                                                           --------    ------      -------     ------      ------
    Total from investment operations                                        0.11        3.14       (1.75)       3.13        1.17

  Less distributions:

    Dividends from net investment income                                    0.09        0.01        0.08        0.08        0.13

    Distributions from capital gains                                        1.79          --        1.49        1.84        0.92
                                                                           --------    ------      -------     ------      ------
    Total distributions                                                     1.88        0.01        1.57        1.92        1.05
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.34      $15.11     $ 11.98      $15.30      $14.09
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                0.94%      26.23%     (10.79)%     23.55%       9.44%
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $  410      $  358     $   345      $  420      $  402
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                    0.82%       0.80%       0.80%       0.80%       0.80%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       0.54%       0.26%       0.55%       0.55%       0.81%
---------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                             0.82%       0.82%       0.85%       0.85%       0.85%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                                0.54%       0.24%       0.50%       0.50%       0.76%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                                                        110%        104%        104%         96%         98%
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Institutional U.S. Small Company Fund
(2) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the fund during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values.
(3) The percentages reflect the portfolio turnover of The U.S. Small Company Portfolio, of which the Fund invested all of its investable assets.

                       This page intentionally left blank.

HOW TO REACH US


MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

             The Investment Company Act File Nos. for each Fund are:
              JPMorgan Disciplined Equity Fund            811-7342
              JPMorgan Disciplined Equity Value Fund      811-7795
              JPMorgan Diversified Fund                   811-7342
              JPMorgan Mid Cap Value Fund                 811-8189
              JPMorgan Small Cap Growth Fund              811-8189
              JPMorgan SmartIndex(TM) Fund                811-7795
              JPMorgan U.S. Equity Fund                   811-7342
              JPMorgan U.S. Small Company Fund            811-7342
        (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR-EQI-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN INTERNATIONAL EQUITY FUNDS

SELECT CLASS SHARES

FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND

FLEMMING INTERNATIONAL EQUITY FUND

FLEMING INTERNAIONAL OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Fleming Emerging Markets Equity Fund                1
Fleming European Fund                               7
Fleming International Equity Fund                  13
Fleming International Opportunities Fund           19
The Funds' Management and Administration           25
How Your Account Works                             27
   Buying Fund Shares                              27
   Selling Fund Shares                             28
   Exchanging Fund Shares                          28
   Other Information Concerning the Funds          29
   Distributions and Taxes                         29
What the Terms Mean                                31
Risk and Reward Elements                           32
How To Reach Us                             Back cover

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 32-33.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities of emerging markets. The Fund may also invest to a lesser extent in debt securities of these countries. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc.(JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER . THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositary in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

     WHO MAY WANT TO INVEST
     THIS FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

The performance for the period before Select Class Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 0.32%.

YEAR-BY-YEAR RETURNS (1),(2),(3)
[CHART]

1994            -7.19%
1995            -9.68%
1996            -8.84%
1997            -7.71%
1998            -30.33%
1999             59.40%
2000            -30.23%

-------------------------------------
BEST QUARTER               25.88%
-------------------------------------
                4th quarter, 1999
-------------------------------------
WORST QUARTER             -23.56%
-------------------------------------
                2nd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                         PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES(3)                  -30.23       -4.89         -3.98
--------------------------------------------------------------------------------
 MSCI EMERGING MARKETS EQUITY FREE INDEX
 (NO EXPENSES)                           -30.61       -4.17         -2.64
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/15/93 AND PERFORMANCE IS CALCULATED AS OF 11/30/93.
(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                       1.00
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.25
 OTHER EXPENSES(1)                                                     0.63
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              1.88
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.13)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                       1.75
--------------------------------------------------------------------------------

(1)"OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   178        551         978         2,167
--------------------------------------------------------------------------------

JPMORGAN FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 32-33.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investor Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. It may also invest in unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in equities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in other investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management (USA) Inc. (JPMFAM), seeks to identify those western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the adviser thinks are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser thinks are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositary in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa(3) by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

     WHO MAY WANT TO INVEST
     THIS FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM OBJECTIVE SUCH AS RETIREMENT
     - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. As of the date of this prospectus, Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual returns over the past year, five years and life of the Fund. It compares that performance to Morgan Stanley Capital International Europe Index, a widely recognized market benchmark, and the Lipper European Funds Index.

The performance for the period before Select Class Shares were launched is based on the performance of the Class A Shares of the Fund. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. Select Class Shares do not have a sales load.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

Past performance does not predict how any class of the Fund will perform in the future.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -16.85%.

YEAR-BY-YEAR RETURNS (1),(2),(3)
[CHART]

1996             28.10%
1997             21.38%
1998             28.17%
1999             36.06%
2000            -14.73%%

------------------------------------------
BEST QUARTER                33.36%
------------------------------------------
                 4th quarter, 1999
------------------------------------------
WORST QUARTER              -16.97%
------------------------------------------
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shares performance over time, for periods ended December 31, 2000(1)

                                        PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES(3)                 -14.73        18.25         18.04
--------------------------------------------------------------------------------
 MSCI EUROPE INDEX (NO EXPENSES)         -8.14        15.75         15.05
--------------------------------------------------------------------------------
 LIPPER EUROPEAN FUNDS INDEX
 (NO EXPENSES)                           -2.58        17.87         17.46
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/2/95.
(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR CLASS A SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND CLASS A SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD DIFFER ONLY TO THE EXTENT THAT CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEE                                                         0.65
 DISTRIBUTION (RULE 12b-1) FEES                                         NONE
 SHAREHOLDER SERVICES FEE                                               0.25
 OTHER EXPENSES(1)                                                      0.70
-----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                               1.60
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.10)
-----------------------------------------------------------------------------
 NET EXPENSES(2)                                                        1.50
-----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   153        474         841         1,873
--------------------------------------------------------------------------------

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 32-33.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. It also may invest in unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositary in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa(3) by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST
     THIS FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the EAFE Index, a widely recognized market benchmark.

The performance for the period before Select Class Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

For the period 6/30/90 to 10/31/93, returns reflect the performance of the J.P. Morgan International Equity Fund, the predecessor of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -15.27%.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

   1991                   10.58%
   1992                  -10.77%
   1993                   24.52%
   1994                    6.00%
   1995                    7.96%
   1996                    8.48%
   1997                    1.46%
   1998                   13.62%
   1999                   30.22%
   2000                  -17.75%

-----------------------------------------
BEST QUARTER                    30.22%
-----------------------------------------
                     4th quarter, 1999
-----------------------------------------
WORST QUARTER                  -17.75%
-----------------------------------------
                     4th quarter, 2000
-----------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time,for periods ended December 31, 2000

                             PAST 1 YEAR  PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------
SELECT CLASS SHARES(2)          -17.75        6.02           6.54
-----------------------------------------------------------------------
EAFE INDEX (NO EXPENSES)        -14.17        7.13           6.29
-----------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

  MANAGEMENT FEES                                                          0.60
--------------------------------------------------------------------------------
  DISTRIBUTION (RULE 12b-1) FEES                                           NONE
  SHAREHOLDER SERVICE FEES                                                 0.25
  OTHER EXPENSES(1)                                                        0.57
--------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                                 1.42
  FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                 (0.01)
--------------------------------------------------------------------------------
  NET EXPENSES(2)                                                           1.41
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.41% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 1.25% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           144        446         773         1,699
--------------------------------------------------------------------------------

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 32-33.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in companies from developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc., or Standard & Poor's Corporation or Fitch Investor Service Inc. It also may invest in unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the Fund's benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATION OF, OR GUARANTED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositary in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa(3) by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

     WHO MAY WANT TO INVEST
     THIS FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM
     - THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the MSCI All Country World Index Free (EX-U.S.), a widely recognized market benchmark.

The performance for the period before Select Class Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.86%.

YEAR-BY-YEAR RETURNS(1),(2),(3)
[CHART]

1998                   3.83%
1999                  39.90%
2000                 -16.21%

-------------------------------------------
BEST QUARTER                     22.09%
-------------------------------------------
                     4th quarter, 1998
-------------------------------------------
WORST QUARTER                   -21.34%
-------------------------------------------
                     3rd quarter, 1998
-------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                             PAST 1 YEAR LIFE OF FUND
-------------------------------------------------------------------------------------
 SELECT CLASS SHARES(3)                                      -16.21      5.84
-------------------------------------------------------------------------------------
 MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.) (NO EXPENSES)   -15.09      7.06
-------------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 2/26/97 AND PERFORMANCE IS CALCULATED AS OF 2/28/97.
(2) THE FUND'S FISCAL YEAR END IS 11/30.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FORM FUND ASSETS)

 MANAGEMENT FEES                                                            0.60
 DISTRIBUTION (RULE 12b-1) FEES                                             NONE
 SHAREHOLDER SERVICE FEES                                                   0.25
 OTHER EXPENSES(1)                                                          0.35
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                   1.20
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    NONE
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                            1.20
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.20%, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with cost of investing in other mututal Funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of Select Class Shares and your actual cost may be higher or lower.

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           122        381         660         1,455
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Emerging Markets Equity Fund, Fleming International Equity Fund and Fleming International Opportunities Fund are series of J.P. Morgan Institutional Funds, a Massachusetts Business trust. The Fleming European Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fleming Emerging Markets Equity Fund, Fleming International Equity Fund, and Fleming International Opportunities Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Fleming European Fund. JPMFAM
(USA) is located at 522 5th Avenue, New York, NY 10036.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)) is the subadviser to the Fleming European Fund. It makes the day-to-day investment decisions for the Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is a wholly owned subsidiary of JPMorgan Chase. JPMFAM (London) is located at Colvie House, 32 Curzon Street, London, U.K. W1Y8AL.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                                           FISCAL
 FUND                                     YEAR END        %
------------------------------------------------------------
 FLEMING EMERGING MARKETS EQUITY FUND       10/31       1.00
------------------------------------------------------------
 FLEMING EUROPEAN FUND                      10/31       0.65
------------------------------------------------------------
 FLEMING INTERNATIONAL EQUITY FUND          10/31       0.60
------------------------------------------------------------
 FLEMING INTERNATIONAL OPPORTUNITIES FUND   11/30       0.60
------------------------------------------------------------

THE PORTFOLIO MANAGERS
FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Satyen Mehta, Managing Director, who has been at JPMorgan Chase (or one of its predecessors) since 1984, and Peter Clark, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1968. Mr. Mehta has been on the team since the Fund's inception. Mr. Clark joined the team in 1999.

FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL EQUITY FUNDS
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING INTERNATIONAL OPPORTUNITIES FUND
The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984 and by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Please see above for information regarding Mr. Emmett and Ms. Sicat.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each an Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS
BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until your check has cleared, which may take more than 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service

Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS
First time investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.
EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Fleming Emerging Markets Equity Fund, the Fleming European Fund, the Fleming International Equity Fund and the Fleming International Opportunities Fund generally distribute any net investment income at least annually.

Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fleming Emerging Markets Equity Fund, Fleming European Fund, Fleming International Equity Fund and Fleming International Opportunities Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Fleming Emerging Markets Equity, Fleming European Fund, Fleming International Equity Fund and Fleming International Opportunities Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

====================================================================================================================================
POTENTIAL RISKS                                 POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and                   - Stocks have generally                 - Under normal circumstances each
  performance will fluctuate in                   outperformed more stable                Fund plans to remain fully
  response to stock and bond market               investments (such as bonds and          invested, with at least 65% in
  movements                                       cash equivalents) over the long         stocks; stock investments may
                                                  term                                    include convertible securities,
- The value of most bonds will fall                                                       preferred stocks, depositary
  when interest rates rise; the                 - Foreign investments, which              receipts (such as ADRs and EDRs),
  longer a bond's maturity and the                represent a major portion of the        trust or partnership
  lower its credit quality, the                   world's securities, offer               interests/warrants, rights, and
  more its value typically falls                  attractive potential performance        investment company securities
                                                  and opportunities for
- A Fund could lose money because                 diversification                       - Each Fund seeks to limit risk and
  of foreign government actions,                                                          enhance performance through
  political instability, or lack of             - Most bonds will rise in value           active management, country
  adequate and/or accurate                        when interest rates fall                allocation and diversification
  information
                                                - Foreign bonds, which represent a      - During severe market downturns,
- Investment risks tend to be                     major portion of the world's            each Fund has the option of
  higher in emerging markets. These               fixed income securities, offer          investing up to 100% of assets in
  markets also present higher                     attractive potential performance        investment-grade short-term
  liquidity and valuation risks                   and opportunities for                   securities
                                                  diversification
- Adverse market conditions may                                                         - The Fleming Emerging Markets
  from time to time cause a Fund                - Emerging markets can offer higher       Equity Fund will invest up to 20%
  to take temporary defensive                     returns                                 of assets in debt securities when
  positions that are inconsistent                                                         the adviser believes the
  with its principal investment                                                           potential total return exceeds
  strategies and may hinder a                                                             potential total return in
  Fund from achieving its                                                                 emerging markets equity
  investment objective                                                                    securities
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its                 - A Fund could outperform its           - Each adviser focuses its active
  benchmark due to its securities                 benchmark due to these same             management on securities
  choices and other management                    choices                                 selection, the area where it
  decisions                                                                               believes its commitment to
                                                                                          research can most enhance returns
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES
- Currency exchange rate movements              - Favorable exchange rate movements     - Except as noted earlier in this
  could reduce gains or create                    could generate gains or reduce          prospectus, each Fund manages the
  losses                                          losses                                  currency exposure of its foreign
                                                                                          investments relative to its
- Currency and investment risks                                                           benchmark and may hedge a portion
  tend to be higher in emerging                                                           of its foreign currency exposure
  markets; these markets also                                                             into the U.S. dollar from time to
  present higher liquidity and                                                            time (see also ODerivativesO)
  valuation risks
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities                   - A Fund can take advantage of          - Each Fund segregates liquid
  before issue or for delayed                     attractive transaction                  assets to offset leverage risk
  delivery, it could be exposed to                opportunities
  leverage risk if it does not
  segregate liquid assets


====================================================================================================================================
POTENTIAL RISKS                                 POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,                  - Hedges that correlate well with       - Each Fund uses derivatives, such
  options, swaps, and forward                     underlying positions can reduce         as futures, options, swaps, and
  foreign currency contracts(1)                   or eliminate losses at low cost         forward foreign currency
  that are used for hedging the                                                           contracts, for hedging and for
  portfolio or specific securities              - A Fund could make money and             risk management (i.e., to
  may not fully offset the                        protect against losses if the           establish or adjust exposure to
  underlying positions and this                   investment analysis proves              particular securities, markets or
  could result in losses to the                   correct                                 currencies); risk management may
  Fund that would not have                                                                include management of a Fund's
  otherwise occurred                            - Derivatives that involve leverage       exposure relative to its
                                                  could generate substantial gains        benchmark.
- Derivatives used for risk                       at low cost
  management or for certain Funds                                                       - Each Fund only establishes hedges
  to increase the Fund's gain may                                                         that they expect will be highly
  not have the intended effects and                                                       correlated with underlying
  may result in losses or missed                                                          positions
  opportunities
                                                                                        - The Fleming European Fund may use
- The counterparty to a derivatives                                                       derivatives to increase income or
  contract could default                                                                  gain

- Derivatives that involve leverage
  could magnify losses                                                                  - While a Fund may use derivatives
                                                                                          that incidentally involve
- Certain types of derivatives                                                            leverage, it does not use them
  involve costs to a Fund which can                                                       for the specific purpose of
  reduce returns                                                                          leveraging its portfolios

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses.
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When a Fund lends a security,                 - A Fund may enhance income through     - Each adviser maintains a list of
  there is a risk that the loaned                 the investment of the collateral        approved borrowers
  securities may not be returned if               received from the borrower
  the borrower or the lending agent                                                     - A Fund receives collateral equal
  defaults                                                                                to at least 100% of the current
                                                                                          value of securities loaned
- The collateral will be subject to
  the risks of the securities in                                                        - The lending agents indemnify a
  which it is invested                                                                    Fund against borrower default

                                                                                        - Each adviser's collateral
                                                                                          investment guidelines limit the
                                                                                          quality and duration of
                                                                                          collateral investment to minimize
                                                                                          losses

                                                                                        - Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- A Fund could have difficulty                  - These holdings may offer more         - No Fund may invest more than 15%
  valuing these holdings precisely                attractive yields or potential          of net assets in illiquid
                                                  growth than comparable widely           holdings
- A Fund could be unable to sell                  traded securities
  these holdings at the time or                                                         - To maintain adequate liquidity to
  price it desires                                                                        meet redemption, each Fund may
                                                                                          hold investment-grade short-term
                                                                                          securities (including repurchase
                                                                                          agreements and reverse repurchase
                                                                                          agreements)and, for temporary or
                                                                                          extraordinary purposes, may
                                                                                          borrow from banks up to 33 1/3%
                                                                                          of the value of its total assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise a               - A Fund could realize gains in a       - Each Fund generally avoids
  Fund's brokerage and related                    short period of time                    short-term trading, except to
  costs                                                                                   take advantage of attractive or
                                                - A Fund could protect against            unexpected opportunities or to
- Increased short-term capital                    losses if a stock is overvalued         meet demands generated by
  gains distributions could raise                 and its value later falls               shareholder activity
  shareholders' income tax
  liability                                                                             - The Funds' Portfolio Turnover Rate for
                                                                                          the most recent fiscal year is listed
                                                                                          below:
                                                                                          Fleming Emerging Markets Equity Fund: 31%
                                                                                          (for the most recent semi-annual period)
                                                                                          Fleming European Fund: 257% (for the most
                                                                                          recent semi-annual period)
                                                                                          Fleming International Equity Fund: 57%
                                                                                          (for the most recent semi-annual period)
                                                                                          Fleming International Opportunities
                                                                                          Fund: 72% (for the most recent
                                                                                          semi-annual period)

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                       This Page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL:publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, Ma 02379-1039

             THE FUNDS' INVESTMENT COMPANY ACT FILE NO.IS 811-7342 EXCEPT FOR JPMORGAN FLEMING EUROPEAN FUND WHICH IS 811-5151

       (C)2001 J.P. MORGAN CHASE & Co. All Rights Reserved. September 2001

                                                                 PR-INTEQS-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN U.S. EQUITY FUNDS

Class A, Class B and Class C Shares

U.S. SMALL COMPANY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
U.S. Small Company Fund                                           1

The Fund's Management and Administration                          6

How Your Account Works                                            7

   Know Which Classes to Buy                                      7

   About Sales Charges                                            7

   Buying Fund Shares                                             9

   Selling Fund Shares                                           10

   Exchanging Fund Shares                                        11

   Other Information Concerning the Fund                         11

   Distributions and Taxes                                       12

Shareholder Services                                             13

What the Terms Mean                                              14

Risk and Reward Elements                                         15

How To Reach Us                                          Back cover

JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 15-16.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in stocks of small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.


Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.


Although the Fund intends to invest primarily in stocks it may invest in high-quality money market instruments and repurchase agreements.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P.Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.



THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark.

During this period, the actual returns of Class A, B and C Class shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor). The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

For the period 1/1/91 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the Fund.


Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%


YEAR-BY-YEAR RETURNS (1),(2)


[CHART]

--------------------
1991       59.59%
1992       18.98%
1993        8.59%
1994       -5.81%
1995       31.88%
1996       20.84%
1997       22.70%
1998       -5.28%
1999       44.30%
2000       -9.59%
--------------------

--------------------------------------------
BEST QUARTER                          34.75%
--------------------------------------------
                           4th quarter, 1999
--------------------------------------------
WORST QUARTER                        -21.61%
--------------------------------------------
                           3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1),(2)



                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
CLASS A SHARES(2)                     -14.80         11.55          16.03

CLASS B SHARES(2)                     -13.55         12.63          16.72

CLASS C SHARES(2)                     -10.38         12.87          16.72

RUSSELL 2000 INDEX (NO EXPENSES)      -3.02          10.31          15.53



 1  THE FUND'S FISCAL YEAR END IS 5/31.
 2 THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A, B, AND C SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS A, B AND C SHARES WOULD BE LOWER BECAUSE CLASS A, B, AND C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The estimated expenses of the Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                              CLASS A      CLASS B     CLASS C
                                              SHARES       SHARES      SHARES
MAXIMUM SALES CHARGE (LOAD) WHEN
YOU BUY SHARES, SHOWN AS % OF THE
OFFERING PRICE*                               5.75%        NONE        NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)
SHOWN AS LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                  NONE         5.00%       1.00%
--------------------------------------------------------------------------------



* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                              CLASS A     CLASS B      CLASS C
                                              SHARES      SHARES       SHARES
MANAGEMENT FEES                                0.60        0.60         0.60

DISTRIBUTION (RULE 12B-1) FEES                 0.25        0.75         0.75

SHAREHOLDER SERVICE FEES                       0.25        0.25         0.25

OTHER EXPENSES(1)                              0.40        0.40         0.40
                                              -----       -----        -----
TOTAL OPERATING EXPENSES                       1.50        2.00         2.00

FEE WAIVER AND EXPENSE REIMBURSEMENT(2)       (0.25)      (0.25)       (0.25)
                                              -----       -----        -----
NET EXPENSES(2)                                1.25        1.75         1.75




 1 "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR. 2 REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY
   OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
   PLAN) EXCEED 1.25%, 1.75%, AND 1.75%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                               1 YEAR        3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES*($)             695           999         1,324       2,242
------------------------------------------------------------------------------
CLASS B SHARES**($)            678           903         1,255       2,178***
------------------------------------------------------------------------------
CLASS CSHARES**($)             278           603         1,055       2,307
------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:



                              1 YEAR         3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS B SHARES($)             178            603         1,055       2,178***
------------------------------------------------------------------------------
CLASS C SHARES($)             178            603         1,055       2,307
------------------------------------------------------------------------------


*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P.Morgan Institutional Funds, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.



THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036

JPMIM is a wholly owned subsidiary of J.P.Morgan Chase & Co.(JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) of 0.60% of average daily net assets as follows.

PORTFOLIO MANAGERS
The portfolio management team is led by Marian U. Pardo, Managing Director, Saira Durcanin, Vice President and CFA, and Carolyn Jones, Vice President. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with JPMIM since July 1995 as a small company equity agalyst and portfolio manager. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.

THE FUND'S ADMINISTRATOR
The Morgan Guaranty Trust Company of New York (Morgan Guaranty) provides administrative services and oversees the Fund's other service providers. The administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P.Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


KNOW WHICH CLASSES TO BUY
The Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B, and Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.


ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares of the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

 - If you choose to invest in Class A Shares, you may pay a sales charge when you invest.


 - If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

 - If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.



TOTAL SALES CHARGE



                              AS % OF THE    AS %
                              OFFERING       OF NET
AMOUNT OF                     PRICE          AMOUNT
INVESTMENT                    PER SHARE      INVESTED
LESS THAN $100,000            5.75           6.10

$100,000 BUT UNDER $250,000   3.75           3.90

$250,000 BUT UNDER $500,000   2.50           2.56

$500,000 BUT UNDER

$1 MILLION                    2.00           2.04


There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.


YEAR             DEFERRED SALES CHARGE
1                5%

2                4%

3                3%

4                3%

5                2%

6                1%

7                NONE

8                NONE


We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.


CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.


GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.


Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.


Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.


Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.


You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.


BUYING FUND SHARES
You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy Shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.


The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.


MINIMUM INVESTMENTS




TYPE OF                 INITIAL    ADDITIONAL
ACCOUNT                 INVESTMENT INVESTMENTS

REGULAR ACCOUNT         $2,500     $100

SYSTEMATIC INVESTMENT

PLAN(1)                 $1,000     $100

IRAS                    $1,000     $100

SEP-IRAS                $1,000     $100

EDUCATION IRAS          $500       $100



(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m.Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A,Class B or Class C shares.


SELLING FUND SHARES
You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to sell shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.


GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.


You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.



GENERAL
If you exchange Class B Shares of the Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:
JPMorgan Funds Service Center
P.O.Box 219392
Kansas City, MO 64121-9392


DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund generally distributes net investment income at least semi-annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.


If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup with-holding.


The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.


The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES



SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250 which requires additional monthly investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. It's a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.



POTENTIAL RISKS                             POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys securities before      - The Fund can take advantage of              - The Fund segregates liquid assets to
  issue or for delayed delivery, it           attractive transaction opportunities          offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise the         - The Fund could realize gains in a           - The Fund generally avoids short-term
  Fund's brokerage and related costs          short period of time                          trading, except to take advantage of
- Increased short-term capital gains        - The Fund could protect against                attractive or unexpected
  distributions could raise                   losses if a stock is overvalued and           opportunities or to meet demands
  shareholders' income tax liability          its value later falls                         generated by shareholder activity
                                                                                          - The Fund's portfolio turnover rate for
                                                                                            the most recent fiscal year is listed
                                                                                            below:
                                                                                            U.S. Small Company Fund: 110%


DERIVATIVES
- Derivatives such as futures,              - Hedges that correlate well with             - The Fund uses derivatives, such as
  options, swaps, and forward foreign         underlying positions can reduce or            futures, options, swaps and forward
  currency contracts(1)that are used          eliminate losses at low cost                  foreign currency contracts, for
  for hedging the portfolio or              - The Fund could make money and                 hedging and for risk management
  specific securities may not fully           protect against losses if                     (i.e., to adjust duration or yield
  offset the underlying positions and         management's analysis proves correct          curve exposure, or to establish or
  this could result in losses to the        - Derivatives that involve leverage             adjust exposure to particular
  Fund that would not have otherwise          could generate substantial gains at           securities, markets or currencies);
  occurred                                    low cost                                      risk management may include
- Derivatives used for risk management                                                      management of the Fund's exposure
  or to increase the Fund's gain may                                                        relative to its benchmark. Certain
  not have the intended effects and                                                         Funds may also use derivatives to
  may result in losses or missed                                                            increase the Fund's gain
  opportunities                                                                           - The Fund only establishes hedges
- The counterparty to a derivatives                                                         that it expects will be highly
  contract could default                                                                    correlated with underlying positions
- Derivatives that involve leverage                                                       - While the Fund may use derivatives
  could magnify losses                                                                      that incidentally involve leverage,
- Certain types of derivatives involve                                                      they do not use them for the
  costs to the Fund which can reduce                                                        specific purpose of leveraging their
  returns                                                                                   portfolio
- Derivatives may, for tax purposes,
  affect the character of gain and
  loss realized by the Fund,
  accelerate recognition of income to
  the Fund, affect the holding period
  of the Fund's assets and defer
  recognition of certain of the Fund's
  losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD
SECURITIES LENDING
- When the Fund lends a security,           - The Fund may enhance income                 - The adviser maintains a list of
  there is a risk that the loaned             through the investment of the                 approved borrowers
  securities may not be returned if           collateral received from the                - The Fund receives collateral equal
  the borrower or the lending agent           borrower                                      to at least 100% of the current
  defaults                                                                                  value of the securities loaned
- The collateral will be                                                                  - The lending agents indemnifies the
  subject to the risks of the                                                               Fund against borrower default
  securities in which it is invested                                                      - The adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses
                                                                                          - Upon recall, the borrower must
                                                                                            return the securities loaned within
                                                                                            the normal settlement period

MARKET CONDITIONS
- The Fund's share price and                - Stocks have generally outperformed          - Under normal circumstances the Fund
  performance will fluctuate in               more stable investments (such as              plans to remain fully invested, with
  response to stock and/or bond market        bonds and cash equivalents) over the          at least 65% in stocks; stock
  movements                                   long term                                     investments may include U.S. and
- Adverse market conditions may from                                                        foreign common stocks, convertible
  time to time cause the Fund to take                                                       securities, preferred stocks, trust
  temporary defensive positions that                                                        or partnership interests,
  are inconsistent with its principal                                                       warrants, rights, REIT interests and
  investment strategies and may hinder                                                      investment company securities
  the Fund from achieving its                                                             - The Fund seeks to limit risk and
  investment objective                                                                      enhance performance through active
                                                                                            management and diversification
                                                                                          - During severe market downturns,
                                                                                            the Fund has the option of investing
                                                                                            up to 100% of assets in short-term
                                                                                            instruments

MANAGEMENT CHOICES
- The Fund could underperform its           - The Fund could outperform its               - The adviser focuses its active
  bench mark due to its securities and        benchmark due to these same choices           management on securities selection,
  asset allocation choices                                                                  the area where it believes its
                                                                                            commitment to research can most
                                                                                            enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements          - Favorable exchange rate movements           - The Fund anticipates that total
  could reduce gains or create losses         could generate gains or reduce                foreign investments will not exceed
- The Fund could lose money because of        losses                                        20% of total assets
  foreign government actions,               - Foreign investments, which
  political instability, or lack of           represent a major portion of the
  adequate and accurate information           world's securities, offer attractive
- Currency and investment risks tend          potential performance and
  to be higher in emerging markets;           opportunities for diversification
  these markets also present higher         - Emerging markets can offer higher
  liquidity and valuation risks               returns

ILLIQUID HOLDINGS
- The Fund could have difficulty            - These holdings may offer more               - The Fund may not invest more than 15%
  valuing these holdings precisely            attractive yields or potential                of net assets in illiquid holdings
- The Fund could be unable to sell            growth than comparable widely traded        - To maintain adequate liquidity to
  these holdings at the time or price         securities                                    meet redemptions, the Fund may hold
  it desires                                                                                high quality short-term securities
                                                                                            (including repurchase agreements
                                                                                            and reverse repurchase agreements)
                                                                                            and, for temporary or extraordinary
                                                                                            purposes, may borrow from banks up
                                                                                            to 33 1/3% of the value of its total
                                                                                            assets

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:


ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.


PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

                       JPMORGAN FUNDS FULFILLMENT CENTER
                               393 MANDLEY STREET
                        WEST BRIDGEWATER, MA 02379-1039

           The Investment Company Act File Nos for the Fund is: 811-7342


       (C) 2001 JPMORGAN CHASE & CO. ALL RIGHTS RESERVED. SEPTEMBER 2001

                                                                      RHI-EQ-901

                      JPMORGAN INTERNATIONAL EQUITY FUNDS
                 JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
                   JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
                              CLASS A AND CLASS B
                       SUPPLEMENT DATED SEPTEMBER 7, 2001
                   TO THE PROSPECTUS DATED SEPTEMBER 7, 2001

CLASS A AND CLASS B SHARES OF THE FUNDS WILL NOT BE AVAILABLE UNTIL SEPTEMBER 28, 2001.

                                                                SUP-INTEQABC-901

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN INTERNATIONAL EQUITY FUNDS

CLASS A AND CLASS B SHARES

FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND (CLASS A, CLASS B AND CLASS C)

FLEMING INTERNATIONAL EQUITY FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING JAPAN FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Fleming Emerging Markets Equity Fund                         1

Fleming European Fund                                        8

Fleming International Equity Fund                           15

Fleming International Opportunities Fund                    22

Fleming Japan Fund                                          29

The Funds' Management and Administration                    36

How Your Account Works                                      39

  Know Which Classes to Buy                                 39

  About Sales Charges                                       39

  Total Sales Charge for the Funds                          39

  Buying Fund Shares                                        41

  Selling Fund Shares                                       42

  Exchanging Fund Shares                                    43

  Other Information Concerning the Funds                    44

  Distributions and Taxes                                   44

Shareholder Services                                        46

What the Terms Mean                                         47

Risk and Reward Elements                                    48

Financial Highlights                                        50

How To Reach Us                                     Back cover

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 48-49.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities of emerging markets. The Fund may also invest to a lesser extent in debt securities of these countries. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS
  INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

The performance for the period before Class A and Class B Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 0.32%.

YEAR-BY-YEAR RETURNS(1),(2),(3)
[CHART]

1994          -7.19%
1995          -9.68%
1996          -8.84%
1997          -7.71%
1998         -30.33%
1999          59.40%
2000         -30.23%

------------------------------------------
BEST QUARTER                       25.88%
------------------------------------------
                        4th quarter, 1999
------------------------------------------
WORST QUARTER                     -23.56%
------------------------------------------
                        2nd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                          PAST 1 YR.   PAST 5 YRS.      LIFE OF FUND
------------------------------------------------------------------------------------
CLASS A SHARES(3)                         -34.25       -6.01            -4.79
------------------------------------------------------------------------------------
CLASS B SHARES(3)                         -33.71       -5.21            -3.98
------------------------------------------------------------------------------------
MSCI EMERGING MARKETS EQUITY FREE
INDEX (NO EXPENSES)                       -30.61       -4.17            -2.64
------------------------------------------------------------------------------------

(1) The Fund commenced operations on 11/15/93 and performance is calculated as of 11/30/93.
(2) The Fund's fiscal year end is 10/31.
(3) The performance shown above is for Institutional Class Shares, which are not offered in this prospectus. The Class A and B Shares and Institutional Class Shares are invested in the same portfolio of securities; however, the performance of Class A and Class B Shares would be lower because Class A and B Shares have higher expenses than Institutional Class Shares.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS A SHARES  CLASS B SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*          5.75%            NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                NONE             5.00%
--------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                  CLASS A SHARES CLASS B SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                   1.00           1.00

DISTRIBUTION (RULE 12b-1) FEES                    0.25           0.75

SHAREHOLDER SERVICE FEES                          0.25           0.25

OTHER EXPENSES(1)                                 0.73           0.73
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                          2.23           2.73

FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.23)         (0.23)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                   2.00           2.50
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which Morgan Guaranty Trust Company of New York agrees that it will reimburse the Fund to the extent total operating expenses of Class A and B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 2.00% and 2.50%, respectively, of their average daily net assets through 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A and B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR         3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)             766            1,211        1,681      2,975
--------------------------------------------------------------------------------
CLASS B SHARES** ($)            753            1,126        1,624      2,924***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR         3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)              253            826          1,424      2,924***
--------------------------------------------------------------------------------

  * Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 48-49.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investor Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. It may also invest in unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in equities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)),seeks to identify those western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the adviser thinks are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser thinks are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past five calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and the life of the Fund. It compares that performance to Morgan Stanley Capital International Europe Index, a widely recognized market benchmark, and the Lipper European Funds Index.

Class C Shares were first offered on 11/1/98. The performance for the period before Class C Shares were launched is based on the performance of Class B shares of the Fund.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

Past performance does not predict how this Fund will perform in the future.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -16.85%.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1996                 28.10%
1997                 21.38%
1998                 28.17%
1999                 36.06%
2000                -14.73%

----------------------------------
BEST QUARTER                33.36%
----------------------------------
                4th quarter, 1999
----------------------------------
WORST QUARTER              -16.97%
----------------------------------
                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for the periods ended December 31, 2000(1)

                                     PAST 1 YEAR    PAST 5 YEARS   LIFE OF FUND
---------------------------------------------------------------------------------
CLASS A SHARES                       -19.64         16.86          16.69
---------------------------------------------------------------------------------
CLASS B SHARES                       -19.12         17.22          17.12
---------------------------------------------------------------------------------
CLASS C SHARES                       -16.19         17.41          17.19
---------------------------------------------------------------------------------
MSCI EUROPE INDEX                     -8.14         15.75          15.05
---------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX           -2.58         17.87          17.46
---------------------------------------------------------------------------------

(1) The Fund commenced operations on 11/2/95.
(2) The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses for the Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                       CLASS A      CLASS B SHARES  CLASS C SHARES
                                       SHARES
---------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN AS
% OF THE OFFERING PRICE*               5.75%        NONE            NONE
---------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE
(LOAD) SHOWN AS LOWER OF
ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                    NONE         5.00%           1.00%
---------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL FUND OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                     CLASS A SHARES CLASS B SHARES  CLASS C SHARES
----------------------------------------------------------------------------------
MANAGEMENT FEE                        0.65           0.65            0.65
DISTRIBUTION (RULE 12b-1) FEES        0.25           0.75            0.75
SHAREHOLDER SERVICE FEE               NONE           0.25            0.25
OTHER EXPENSES(1)                     1.05           1.04            1.02
----------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES              1.95           2.69            2.67
FEE WAIVER AND
EXPENSE REIMBURSEMENT(2)             (0.20)         (0.19)          (0.17)
----------------------------------------------------------------------------------
NET EXPENSES(2)                       1.75           2.50            2.50
----------------------------------------------------------------------------------

(1) "Other Expenses" are on based expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, Class B, and Class C Shares (excluding interest taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, 2.50% and 2.50%, respectively, of their average daily net assets through 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

This example is for comparison only; the actual return of the Class A, B and C Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                     1 YEAR    3 YEARS      5 YEARS   10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES* ($)                  743       1,134        1,549     2,704
------------------------------------------------------------------------------
CLASS B SHARES** ($)                 753       1,117        1,608     2,830***
------------------------------------------------------------------------------
CLASS C SHARES** ($)                 353         813        1,400     2,990
------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                     1 YEAR    3 YEARS      5 YEARS   10 YEARS
------------------------------------------------------------------------------
CLASS B SHARES ($)                   253       817          1,408     2,830***
------------------------------------------------------------------------------
CLASS C SHARES ($)                   253       813          1,400     2,990
------------------------------------------------------------------------------

*   Assumes sales charge is deducted when shares are purchased.
**  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 48-49.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while under-weighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investor Service Inc. It also may invest in unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS
  INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls.

These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise.

The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be renamed "Institutional" and Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the EAFE Index, a widely recognized market benchmark.

The performance for the period before Class A and Class B shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Class A and Class B shares would have been lower than the performance shown because Class A and Class B shares have higher expenses than Institutional Class shares (or the Fund's predecessor). The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. For the period 1/1/91 to 10/31/93, returns reflect the performance of the J.P. Morgan International Equity Fund, the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -15.27%.

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

1991            10.58%
1992           -10.77%
1993            24.52%
1994             6.00%
1995             7.96%
1996             8.48%
1997             1.46%
1998            13.62%
1999            30.22%
2000           -17.75%

----------------------------------------
BEST QUARTER                      30.22%
----------------------------------------
                       4th quarter, 1999
----------------------------------------
WORST QUARTER                    -17.75%
----------------------------------------
                       4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                  PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
-------------------------------------------------------------------------
CLASS A SHARES(2)                 -22.48        4.78          5.91
-------------------------------------------------------------------------
CLASS B SHARES(2)                 -21.50        5.70          6.54
-------------------------------------------------------------------------
EAFE INDEX (NO EXPENSES)          -14.17        7.13          6.29
-------------------------------------------------------------------------

(1) The Fund's fiscal year end is 10/31.
(2) The performance shown above is for Institutional Class Shares, which are not offered in this prospectus. The Class A and B and Institutional Class Shares are invested in the same portfolio of securities, however, the performance for Class A and B Shares would be lower because they have higher expenses than Institutional Class Shares.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated expenses of the Class A and B Shares before and after reimburse-ment are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS A SHARES  CLASS B SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*          5.75%           NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                NONE            5.00%
--------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                            CLASS A SHARES  CLASS B SHARES
--------------------------------------------------------------------------
MANAGEMENT FEES                             0.60            0.60
DISTRIBUTION (RULE 12b-1) FEES              0.25            0.75
SHAREHOLDER SERVICE FEES                    0.25            0.25
OTHER EXPENSES(1)                           0.58            0.58
--------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                    1.68            2.18
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)     (0.23)          (0.23)
--------------------------------------------------------------------------
NET EXPENSES(2)                             1.45            1.95
--------------------------------------------------------------------------

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written pursuant to which Morgan Guaranty Trust Company of New York agrees that it will reimburse the Fund to the extent total operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.45% and 1.95%, respectively, of their average daily net assets through 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                     1 YEAR   3 YEARS       5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)                  714      1,053         1,415      2,430
--------------------------------------------------------------------------------
CLASS B SHARES** ($)                 698        960         1,349      2,369***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                     1 YEAR   3 YEARS       5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)                   198      660           1,149      2,369***
--------------------------------------------------------------------------------

  * Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 48-49.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in companies from developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. It also may invest in unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS
     INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the Fund's benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the MSCI All Country World Index Free (EX-U.S.), a widely recognized market benchmark.

The performance for the period before Class A and B Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Class A and B Shares would have been lower than shown because Class A and B Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.86%.

YEAR-BY-YEAR RETURNS(1),(2),(3)

[CHART]

1998                3.83%
1999               39.90%
2000              -16.21%

--------------------------------------
BEST QUARTER                    22.09%
--------------------------------------
                    4th quarter, 1998
--------------------------------------
WORST QUARTER                  -21.34%
--------------------------------------
                    3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000 (1)

                                                            PAST 1 YR.   LIFE OF FUND
-------------------------------------------------------------------------------------
CLASS A SHARES(3)                                           -21.01       4.21
-------------------------------------------------------------------------------------
CLASS B SHARES(3)                                           -20.31       5.17
-------------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.) (NO EXPENSES)   -15.09       7.06
-------------------------------------------------------------------------------------

(1) The Fund commenced operations on 2/26/97.
(2) The Fund's fiscal year end is 11/30.
(3) The performance shown above is for Institutional Class Shares, which are not offered in this prospectus. The Class A and B and Institutional Class Shares are invested in the same portfolio of securities, however, the performance of Class A and B shares would be lower because Class A and B Shares have higher expenses than Institutional Class Shares.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The estimated expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                             CLASS A SHARES        CLASS B SHARES
---------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                  5.75%                 NONE
---------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE
(LOAD) SHOWN AS LOWER OF
ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                          NONE                  5.00%
---------------------------------------------------------------------------------

* The offering price is the net asset value the shares purchased any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

                                           CLASS A SHARES     CLASS B SHARES
----------------------------------------------------------------------------
MANAGEMENT FEES                            0.60               0.60
DISTRIBUTION (RULE 12b-1) FEES             0.25               0.75
SHAREHOLDER SERVICE FEES                   0.25               0.25
OTHER EXPENSES(1)                          0.80               0.80
----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                   1.90               2.40
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    None               None
----------------------------------------------------------------------------
NET EXPENSES(2)                            1.90               2.40
----------------------------------------------------------------------------

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.
(2) Reflects a written agreement pursuant to which Morgan Guaranty Trust Company of New York agrees that it will reimburse the Fund to the extent total operating expenses of Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.90% and 2.40%, respectively, of their average daily net assets through 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS      5 YEARS    10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES*($)             757            1,138        1,542      2,669
------------------------------------------------------------------------------
CLASS B SHARES**($)            743            1,048        1,480      2,613***
------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------
CLASS B SHARES($)              243        748         1,280       2,613***
--------------------------------------------------------------------------

  * Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN FLEMING JAPAN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 48-49.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities of foreign companies located throughout the Pacific and Far East. These investments may take the form of depositary receipts. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers in Japan. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal market conditions, the Fund's adviser anticipates that most of the Fund's assets will be invested in securities traded on Japanese markets.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. It may also invest in unrated securities of comparable quality.

While the Fund intends to invest primarily in equities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

 BEFORE YOU INVEST
 INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
 - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS
   INVESTMENT OBJECTIVE.
 - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

 FREQUENCY OF TRADING
 HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P.Morgan Fleming Asset Management(USA)Inc. (JPMFAM
(USA)),seeks to identify those industries where economic factors are likely to produce above-average growth rates. Then the adviser will try to identify companies within those industries that are poised to take advantage of those economic conditions.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities from an issuer located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian consumer demands and the state of Southeast Asian economies.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by over 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past five calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and the life of the Fund. It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index and the Morgan Stanley Capital International (MSCI) Japan Index, two widely recognized market benchmarks, and the Lipper Japan Equity Funds Average.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the fuutre.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -9.17%.

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1996                -11.10%
1997                  1.63%
1998                -19.67%
1999                 60.29%
2000                -33.91%

--------------------------------------
BEST QUARTER                    18.84%
--------------------------------------
                    2nd quarter, 1997
--------------------------------------
WORST QUARTER                  -17.12%
--------------------------------------
                    4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YEAR    PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES                        -37.68         -6.25          -5.56
--------------------------------------------------------------------------------
CLASS B SHARES                        -37.43         -6.08          -5.24
--------------------------------------------------------------------------------
MSCI JAPAN INDEX                      -28.07         -4.55          -2.38
--------------------------------------------------------------------------------
TOKYO STOCK EXCHANGE (TOPIX)
1ST SECTION INDEX (NO EXPENSES)       -25.52         -4.04          -6.43
--------------------------------------------------------------------------------
LIPPER JAPAN EQUITY FUNDS
AVERAGE (NO EXPENSES)                 -35.11         -1.31           2.26
--------------------------------------------------------------------------------

(1)The Fund commenced operations on 11/2/95. Class B Shares were first offered on 11/3/95.
(2)The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR CLASS A AND B SHARES

The expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         CLASS A SHARES        CLASS B SHARES
-----------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN AS
% OF THE OFFERING PRICE*                 5.75%                 NONE
-----------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE
(LOAD) SHOWN AS LOWER OF
ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                      NONE                  5.00%
-----------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               CLASS A SHARES     CLASS B SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEE                                  1.00               1.00
DISTRIBUTION (RULE 12b-1) FEES                  0.25               0.75
SHAREHOLDER SERVICE FEES                        None               0.25
OTHER EXPENSES(1)                               4.24               4.14
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                        5.49               6.14
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)        (3.74)             (3.64)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                 1.75               2.50
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(2) Reflects a written agreement pursuant to which The Chase Manhattan
    Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75% and 2.50%, respectively, of their average daily net assets through 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

This example is for comparison only; the actual return of the Class A and B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES* ($)            743            1,806       2,859       5,446
------------------------------------------------------------------------------
CLASS B SHARES** ($)           753            1,798       2,914       5,520***
------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS B SHARES ($)             253            1,498       2,714       5,520***
------------------------------------------------------------------------------

  * Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Emerging Markets Equity Fund, Fleming International Equity Fund and Fleming International Opportunities Fund are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Fleming European
Fund and Fleming Japan Fund are series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fleming International Opportunities, Fleming International Equity, and Fleming Emerging Markets Equity Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser for the Fleming European and Fleming Japan Funds. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)) is the sub-adviser to certain Funds. It makes the day-to-day investment decision for the Fleming European and Fleming Japan Funds. JPMFAM (USA) pays JPMFAM (London) a subadvisory fee for its services. JPMFAM (London) is located at Colvie House, 32 Curzon Street, London, U.K. W1Y8AL.

JPMIM, JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser was paid the following management fees (net of waivers), expressed as a percentage of average daily net assets:

                         FISCAL
FUND                     YEAR END   %
----------------------------------------
FLEMING EMERGING
MARKET EQUITY FUND       10/31      1.00
----------------------------------------
FLEMING EUROPEAN FUND    10/31      0.65
----------------------------------------
FLEMING INTERNATIONAL
EQUITY FUND              10/31      0.60
----------------------------------------
FLEMING INTERNATIONAL
OPPORTUNITIES FUND       11/30      0.60
----------------------------------------
FLEMING JAPAN FUND       10/31      1.00
----------------------------------------

PORTFOLIO MANAGERS

FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Satyen Mehta, Managing Director, who has been at JPMorgan Chase (or one of its predecessors) since 1984, and Peter Clark, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1968. Mr. Mehta has been on the team since the Fund's inception. Mr. Clark joined the team in 1999.

FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an execu-tive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and assistant director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING JAPAN FUND

Mr. Richard Aston, Vice President, Portfolio Manager at JPMFAM (London), and Mr. Jonathan Dobson are responsible for the management of the Fleming Japan Fund. Mr. Aston has worked at JPMFAM (London) since April 2000. Prior to that he worked for AXAIM (formerly Sun Life Investment Management) of the UK as a fund manager for a range of Japanese Equity Portfolios. Mr. Aston has been managing the Fund since May 2000. Mr. Dobson is a senior portfolio manager based in London. Prior to April 2001, he was based in Tokyo. Mr. Dobson joined Jardine Fleming Securities in Tokyo in 1992.

FLEMING INTERNATIONAL EQUITY FUND
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING INTERNATIONAL OPPORTUNITIES FUND
The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984 and by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Please see above for information regarding Mr. Emmett and Ms. Sicat.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each, an Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates to Class A and Class B Shares of all the Funds, and Class A, Class B and Class C Shares of the Fleming European Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to B or C Shares. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE FOR THE FUNDS

                                AS % OF THE     AS %
                                OFFERING        OF NET
AMOUNT OF                       PRICE           AMOUNT
INVESTMENT                      PER SHARE       INVESTED
--------------------------------------------------------
LESS THAN $100,000              5.75            6.10
--------------------------------------------------------
$100,000 BUT UNDER $250,000     3.75            3.90
--------------------------------------------------------
$250,000 BUT UNDER $500,000     2.50            2.56
--------------------------------------------------------
$500,000 BUT UNDER $1
 MILLION                        2.00            2.04
--------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR        DEFERRED SALES CHARGE
---------------------------------
1           5%
---------------------------------
2           4%
---------------------------------
3           3%
---------------------------------
4           3%
---------------------------------
5           2%
---------------------------------
6           1%
---------------------------------
7           None
---------------------------------
8           None
---------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER,

P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, each such Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to each such Fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS


TYPE OF                                       INITIAL    ADDITIONAL
ACCOUNT                                       INVESTMENT INVESTMENTS
--------------------------------------------------------------------
REGULAR ACCOUNT                               $2,500     $100
--------------------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1)                 $1,000     $100
--------------------------------------------------------------------
IRAS                                          $1,000     $100
--------------------------------------------------------------------
SEP-IRAS                                      $1,000     $100
--------------------------------------------------------------------
EDUCATION IRAS                                $  500     $100
--------------------------------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until your check has cleared, which may take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER,

P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds distribute any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding .

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

===================================================================================================================================
POTENTIAL RISKS                             POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and               - Stocks have generally                 - Under normal circumstances each Fund plans
  performance will fluctuate in               outperformed more stable                to remain fully invested, with at least 65%
  response to stock market                    investments (such as bonds and          in stocks; stock investments may include
  movements                                   cash equivalents) over the long         convertible securities, preferred stocks,
- The value of most bonds will fall           term                                    depositary receipts (such as ADRs and
  when interest rates rise; the             - Foreign investments, which              EDRs), trust or partnership interests,
  longer a bond's maturity and the            represent a major portion of the        warrants, rights, and investment company
  lower its credit quality, the more          world's securities, offer               securities
  its value typically falls                   attractive potential performance      - Each Fund seeks to limit risk and enhance
- A Fund could lose money because             and opportunities for                   performance through active management,
  of foreign government actions,              diversification                         country allocation and diversification
  political instability, or lack of         - Most bonds will rise in value         - During severe market downturns, the Funds
  adequate and/or accurate                    when interest rates fall                have the option of investing up to 100% of
  information.                              - Foreign bonds, which represent a        assets in investment-grade short-term
- Investment risks tend to be                 major portion of the world's            securities
  higher in emerging markets. These           fixed income securities, offer        - The Fleming Emerging Markets Equity Fund
  markets also present higher                 attractive potential performance        will invest up to 20% of assets in debt
  liquidity and valuation risks.              and opportunities for                   securities when the adviser believes the
- Adverse market conditions may               diversification                         potential total return exceeds potential
  from time to time cause a Fund            - Emerging markets can offer higher       return in emerging market equity securities
  to take temporary defensive                 returns
  positions that are inconsistent
  with its principal investment
  strategies and may hinder a
  Fund from achieving its
  investment objective

-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- Each Fund could underperform its          - Each Fund could outperform its        - The advisers focus their active management
  benchmark due to its securities             benchmark due to these same             on securities selection, the area where
  choices and other management                choices                                 they believe their commitment to research
  decisions                                                                           can most enhance returns

-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES
- Currency exchange rate movements          - Favorable exchange rate movements     - Except as noted earlier in this prospectus,
  could reduce gains or create                could generate gains or reduce          each Fund manages the currency exposure of
  losses                                      losses                                  its foreign investments relative to its
- Currency risks tend to be higher                                                    benchmark and may hedge a portion of its
  in emerging markets; these                                                          foreign currency exposure into the U.S.
  markets also present higher                                                         dollar from time to time (see also
  liquidity and valuation risks                                                       "Derivatives")

-----------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When a Fund buys securities before        - A Fund can take advantage of          - Each Fund segregates liquid assets to offset
  issue or for delayed delivery, it           attractive transaction                  leverage risk
  could be exposed to leverage risk           opportunities
  if it does not segregate liquid
  assets

===================================================================================================================================

===================================================================================================================================
POTENTIAL RISKS                             POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,              - Hedges that correlate well with       - Each Fund uses derivatives, such as
  options, swaps, and forward                 underlying positions can reduce         futures, options, swaps, and forward
  foreign currency contracts(1)               or eliminate losses at low cost         oreign currency contracts, for hedging and
  that are used for hedging the             - The Funds could make money and          for risk management (i.e., to establish or
  portfolio or specific securities            protect against losses if the           adjust exposure to particular securities,
  may not fully offset the                    investment analysis proves              markets or currencies); risk management may
  underlying positions and this               correct                                 include management of such Fund's exposure
  could result in losses to a Fund          - Derivatives that involve leverage       relative to its benchmark.
  that would not have otherwise               could generate substantial gains      - Each Fund only establishes hedges that it
  occurred                                    at low cost                             expects will be highly correlated with
- Derivatives used for risk                                                           underlying positions
  management or for certain Funds                                                   - The Fleming European Fund and Fleming Japan
  to increase the Fund's gain may                                                     Fund may use derivatives to increase income
  not have the intended effects and                                                   or gain
  may result in losses or missed                                                    - While a Fund may use derivatives that
  opportunities                                                                       incidentally involve leverage, it does not
- The counterparty to a derivatives                                                   use them for the specific purpose of
  contract could default                                                              leveraging its portfolio
- Derivatives that involve leverage
  could magnify losses
- Certain types of derivatives
  involve costs to a Fund which can
  reduce returns
- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment
- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses

-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When a Fund lends a security,             - A Fund may enhance income through     - Each adviser maintains a list of approved
  there is a risk that the loaned             the investment of the collateral        borrowers
  securities may not be returned if           received from the borrower            - Each Fund receives collateral equal to at
  the borrower or the lending agent                                                   least 100% of the current value of
  defaults                                                                            securities loaned
- The collateral will be subject to                                                 - The lending agents indemnify the
  the risks of the securities in                                                      Funds against borrower default
  which it is invested                                                              - The advisers' collateral investment
                                                                                      guidelines limit the quality and duration
                                                                                      of collateral investment to minimize losses
                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal
                                                                                      settlement period

-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- A Fund could have difficulty              - These holdings may offer more         - No Fund may invest more than 15% of
  valuing these holdings precisely            attractive yields or potential          net assets in illiquid holdings
- A Fund could be unable to sell              growth than comparable widely         - To maintain adequate liquidity to meet
  these holdings at the time or               traded securities                       redemption, each Fund may hold
  price it desires                                                                    investment-grade short-term securities
                                                                                      (including repurchase agreements and
                                                                                      reverse repurchase agreements) and, for
                                                                                      temporary or extraordinary purposes, may
                                                                                      borrow from banks up to 33 1/3% of the
                                                                                      value of its total assets

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise a           - A Fund could realize gains in a       - Each Fund generally avoids short-term
  Fund's brokerage and related                short period of time                    trading, except to take advantage of
  costs                                     - A Fund could protect against            attractive or unexpected opportunities or
- Increased short-term capital                losses if a stock is overvalued         to meet demands generated by shareholder
  gains distributions could raise             and its value later falls               activity
  shareholders' income tax                                                            The Funds' Portfolio Turnover Rate for the
  liability                                                                           most recent fiscal year is listed below:
                                                                                      Fleming Emerging Markets Equity Fund: 31%
                                                                                      (for the most recent semi-annual period)
                                                                                      Fleming European Fund: 257% (for the most
                                                                                      recent semi-annual period)
                                                                                      Fleming International Equity Fund: 57% (for
                                                                                      the most recent semi-annual period)
                                                                                      Fleming International Opportunities Fund:
                                                                                      72% (for the most recent semi-annual period)
                                                                                      Fleming Japan Fund: 34% (for the most recent
                                                                                      semi-annual period)

===================================================================================================================================

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, L.L.P., except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FLEMING EUROPEAN FUND(1)

                                                                                            CLASS A
                                                                    ------------------------------------------------------------
                                                                      Six Months
                                                                           Ended        Year Ended October 31,        11/02/95(2)
                                                                         4/30/01  ----------------------------------     Through
                                                                     (unaudited)    2000     1999     1998    1997      11/30/96
                                                                     -----------  -------  -------  -------  -------  ----------
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $  17.87    $ 16.52  $ 14.47  $ 14.10  $ 11.99  $  10.00
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                (0.04)3    (0.12)3  (0.06)3   0.15     0.05      0.15

    Net gains or losses in securities (both realized and unrealized)     (1.66)      1.83     2.31     2.16     3.01      1.93

    Total from investment operations                                     (1.70)      1.71     2.25     2.31     3.06      2.08

  Distributions to shareholders from:

    Dividends from net investment income                                    --         --     0.09     0.22     0.10      0.09

    Distributions from capital gains                                      1.69       0.36     0.11     1.72     0.85        --

    Total dividends and distributions                                     1.69       0.36     0.20     1.94     0.95      0.09
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  14.48    $ 17.87  $ 16.52  $ 14.47  $ 14.10  $  11.99
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (4)                                                        (10.05%)    10.13%   15.60%   18.71%   28.19%    20.78%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                               $ 58,191    $75,801  $47,759  $33,743  $12,965  $  6,358
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
    Expenses(5)                                                           1.75%      1.74%    1.74%    1.74%    1.75%     1.75%
--------------------------------------------------------------------------------------------------------------------------------
    Net investment income(5)                                             (0.53%)    (0.60%)  (0.40%)  (0.07%)   0.32%     1.44%
--------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements and earnings credits(5)      1.90%      1.95%    2.06%    2.38%    2.84%     3.49%
--------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements and earnings
      credits(5)                                                         (0.68%)    (0.81%)  (0.72%)  (0.71%)  (0.77%)   (0.30%)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                 257%       161%     149%     183%     170%      186%
--------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista European Fund.
(2) Commencement of operations.
(3) Calculated based on average shares outstanding.
(4) Total return figures do not include the effectof any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Not Annualized.

                                                                                                CLASS B
                                                                  ---------------------------------------------------------------
                                                                   Six Months
                                                                        Ended         Year Ended October 31,         11/03/95(2)
                                                                      4/30/01   ------------------------------------    Through
                                                                  (unaudited)      2000      1999      1998     1997     11/30/96
                                                                  -----------     ------    ------    ------   ------    --------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $17.38      $16.18     $14.24    $13.93    $11.93     $9.97
----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                               (0.09)(3)   (0.27)(3)  (0.18)(3)  0.08      0.04      0.07

    Net gains or losses in securities (both realized and unrealized     (1.61)       1.83       2.26      2.10      2.89      1.96
                                                                      ----------    ---------  -------- ------    ------    ------
    Total from investment operations                                    (1.70)       1.56       2.08      2.18      2.93      2.03

  Distributions to shareholders from:

    Dividends from net investment income                                     -           -      0.03      0.15      0.08     0.07

    Distributions from capital gains                                     1.69        0.36       0.11      1.72      0.85         -
                                                                      ----------   --------  --------- -------    ------    ------
    Total dividends and distributions                                    1.69        0.36       0.14      1.87      0.93      0.07
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $13.99      $17.38     $16.18    $14.24    $13.93    $11.93
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                        (10.35%)      9.40%     14.66%    17.89%    27.25%    20.35%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                               $14,407     $18,546    $10,038    $9,457    $2,218      $190
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
    Expenses(5)                                                          2.50%       2.49%      2.51%     2.50%     2.51%     2.47%
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income(5)                                            (1.28%)     (1.35%)    (1.12%)   (0.75%)   (0.30%)    0.80%
----------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements and earnings credits(5)     2.65%       2.69%      2.83%     2.91%     3.58%     3.83%
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements and earnings
      credits(5)                                                        (1.43%)     (1.55%)    (1.44%)   (1.16%)   (1.37%)   (0.56%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                257%        161%       149%      183%      170%      186%
-----------------------------------------------------------------------------------------------------------------------------------

1  Formerly Chase Vista European Fund.
2  Commencement of offering of class of shares.
3  Calculated based upon average shares outstanding.
4 Total return figures do not include the effect of any front-end or deferred sales load.
5  Short periods have been annualized.
6  Not Annualized.

                                                                                                CLASS C
                                                                               ----------------------------------------
                                                                               Six Months
                                                                                    Ended           Year     11/01/98(2)
                                                                                 04/30/01          Ended         Through
                                                                              (unaudited)       10/31/00        10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $17.37         $16.19          $14.24
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment  income                                                          (0.09)(3)      (0.26)(3)       (0.08)(3)

    Net gains or losses in securities (both realized and unrealized)                (1.61)          1.80            2.17
                                                                                 ---------      --------        --------
    Total from investment operations                                                (1.70)          1.54            2.09

  Distributions to shareholders from:

    Dividends from net investment income                                                 -             -            0.03

    Distributions from capital gains                                                 1.69           0.36            0.11
                                                                                 ---------      --------        --------
    Total dividends and distributions                                                1.69           0.36            0.14
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $13.98         $17.37          $16.19
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                                    (10.36%)         9.27%          14.73%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                            $3,766         $4,229          $1,460
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
  Expenses(5)                                                                        2.50%          2.49%           2.51%
------------------------------------------------------------------------------------------------------------------------
  Net investment income(5)                                                          (1.28%)        (1.33%)         (0.61%)
------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earnings credits(5)                  2.65%           2.67%           2.83%
------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers, reimbursements and earnings credits(5)     (1.43%)        (1.51%)         (0.93%)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                            257%           161%            149%
------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista European Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Not Annualized.

JPMorgan Fleming Japan Fund(1)

                                                                                                   CLASS A
                                                                   -----------------------------------------------------------------
                                                                   Six Months
                                                                        Ended              Year Ended October 31,       1/02/95(2)
                                                                      4/30/01       -------------------------------------  Through
                                                                  (unaudited)       2000       1999       1998     1997   11/30/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $8.12       $9.84      $6.41      $9.52     $9.42   $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

    Net investment income                                               (0.04)(3)   (0.15)(3)  (0.07)(3)  30.27      0.08     0.08)

    Net gains or losses in securities (both realized and unrealized)    (1.06)      (1.57)      3.50      (2.91)     0.24    (0.50)
                                                                       -------     --------   -------   -------  --------   ------
    Total from investment operations                                    (1.10)      (1.72)      3.43      (2.64)     0.32    (0.58)

  Distributions to shareholders from:

    Dividends from net investment income                                    -           -          -       0.26      0.22        -

    Distributions from capital gains                                        -           -          -          -         -        -

    Tax return of capital                                                   -           -          -       0.21         -       -
                                                                       -------   --------    -------    -------    --------  -----
    Total dividends and distributions                                       -           -          -       0.47      0.22        -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $7.02       $8.12      $9.84      $6.41     $9.52    $9.42
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                        (13.55%)    (17.48%)     53.51%   (28.98%)    3.49%   (5.80%)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                              $1,977      $2,448     $4,260     $1,770    $5,008   $4,781
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses(5)                                                            1.75%       1.77%      1.74%      1.76%     1.75%    1.75%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income(5)                                              (1.18%)     (1.54%)    (0.88%)    (0.56%)   (0.30%)  (0.91%)
------------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earnings credits(5)       3.15%       5.49%      5.44%      3.79%     2.89%    3.60%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers, reimbursements and
    earnings credits reimbursements(5)                                  (2.58%)     (5.26%)    (4.58%)    (2.59%)   (1.44%)  (2.76%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                 34%        123%       133%       212%      217%     121%
------------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Japan Fund.
(2) Commencement of operations.
(3) Calculated based on average shares outstanding.
(4) Total return figures do not include the effect ofany front-end or deferred salesload.
(5) Short periods have been annualized.
(6) Not annualized.


                                                                                                 CLASS B
                                                                     -------------------------------------------------------------
                                                                   Six Months                                         11/03/95(2)
                                                                        Ended            Year Ended October 31,        Through
                                                                      4/30/01          --------------------------------------
                                                                  (unaudited)    2000     1999      1998     1997     11/30/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $7.93       $9.65      $6.32      $9.42    $9.35    $10.00
------------------------------------------------------------------------------------------------------------------------------------

  Income from investment operations:

    Net investment income                                               (0.07)(3)   (0.22)(3)  (0.13)(3)   0.23    (0.05)    (0.02)

    Net gains or losses in securities (both realized and unrealized)    (1.02)      (1.50)      3.46      (2.90)    0.30     (0.63)
                                                                        -------    -------     -------    ------  -------   --------
    Total from investment operations                                    (1.09)      (1.72)      3.33      (2.67)    0.25     (0.65)

  Distributions to shareholders from:

    Dividends from net investment income                                    -           -          -       0.22     0.18         -

    Distributions from capital gains                                        -           -          -          -        -         -

    Tax return of capital                                                   -           -          -       0.21        -         -
                                                                        -------   -------     -------    ------  -------    --------
    Total dividends and distributions                                       -           -          -       0.43     0.18         -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $6.84       $7.93      $9.65      $6.32    $9.42     $9.35
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                        (13.75%)    (17.82%)    52.69%    (29.53%)   2.72%    (6.50%)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                  $248        $322     $1,089       $391   $1,893      $162
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses(5)                                                            2.44%       2.52%      2.49%      2.51%    2.51%     2.52%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income(5)                                              (1.86%)     (2.29%)    (1.67%)    (0.97%)  (5.73%)   (0.40%)
------------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earnings credits(5)       3.90%       6.14%      6.19%      4.52%    3.66%     4.00%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers, reimbursements and             (3.32%      (5.91%)    (5.37%)    (2.98%)  (6.88%)   (1.88%)
    earnings credits(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                 34%        123%       133%       212%     217%      121%
------------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Japan Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based on average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Not annualized.

This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER

P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                       JPMORGAN FUNDS FULFILLMENT CENTER
                               393 MANLEY STREET
                        WEST BRIDGEWATER, MA 02379-1039

   The Fund's Investment Company Act File No. is 811-7342 except for JPMorgan
                             Fleming European Fund.
              and JPMorgan Fleming Japan Fund which is 811-5151
         (C)2001 J.P.Morgan Chase & Co. All Rights Reserved. September 2001

                                                               PR-INTEQABC-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN INTERNATIONAL EQUITY FUNDS

INSTITUTIONAL CLASS SHARES

FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND

FLEMING INTERNATIONAL EQUITY FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Fleming Emerging Markets Equity Fund                1

Fleming European Fund                               7

Fleming International Equity Fund                  13

Fleming International Opportunities Fund           19

The Funds' Management and Administration           25

How Your Account Works                             27

  Buying Fund Shares                               27

  Selling Fund Shares                              28

  Exchanging Fund Shares                           28

  Other Information Concerning the Funds           28

  Distributions and Taxes                          29

What the Terms Mean                                31

Risk and Reward Elements                           32

Financial Highlights                               35

How To Reach Us                            Back cover

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 32-34.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities of emerging markets. The Fund may also invest to a lesser extent in debt securities of these countries. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The Fund may overweight or underweight countries relative to its bench-mark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its invest-ment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM),employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price
- potential reward compared to potential risk
- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfo-lio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and eco-nomic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instru-ments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be renamed "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 0.32%

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1994                   -7.19%
1995                   -9.68%
1996                   -8.84%
1997                   -7.71%
1998                  -30.33%
1999                   59.40%
2000                  -30.23%

---------------------------------------------
BEST QUARTER                           25.88%
---------------------------------------------
                           4th quarter, 1999
---------------------------------------------
WORST QUARTER                         -23.56%
---------------------------------------------
                           2nd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS(%)
Shows performance over time, for periods ended December 31, 2000(1)

                                     PAST 1 YEAR     PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                -30.23            -4.89          -3.98
--------------------------------------------------------------------------------
MSCI EMERGING MARKETS EQUITY FREE
(NO EXPENSES)                             -30.61            -4.17          -2.64
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/15/93 AND PERFORMANCE IS CALCULATED AS OF 11/30/93.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                            1.00
DISTRIBUTION (RULE 12b-1) FEES                             NONE
SHAREHOLDER SERVICE FEES                                   0.10
OTHER EXPENSES(1)                                          0.55
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                   1.65
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                   (0.20)
-----------------------------------------------------------------
NET EXPENSES(2)                                            1.45
-----------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.45% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                              1 YEAR      3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     148          459          837        1,901
-------------------------------------------------------------------------------

JPMORGAN FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 32-34.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities issued by companies with prin-cipal business activities in western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investor Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. It may also invest in unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in equities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser , J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to identify those western European countries and industries where political and economic factors, including currency changes, are likely to produce above average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will con-tinually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the adviser thinks are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser thinks are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa(3) by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

   WHO MAY WANT TO INVEST

   THIS FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

   - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
   - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. As of to the date of this prospectus, Institutional Class Shares are being introduced. The performance for the period before Institutional Class Shares were launched is based on the performance of the Class A Shares of the Fund. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and life of the Fund. It compares that performance to Morgan Stanley Capital International Europe Index, a widely recognized market benchmark, and the Lipper European Funds Index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

Past performance does not predict how any class of the Fund will perform in the future.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 -16.85%

YEAR-BY-YEAR RETURNS (1),(2),(3)
[CHART]

1996                             28.10%
1997                             21.38%
1998                             28.17%
1999                             36.06%
2000                            -14.73%

-----------------------------------------------
BEST QUARTER                     33.36%
                     4th quarter, 1999
-----------------------------------------------
WORST QUARTER                   -16.97%
                     3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS(%)
Shows performance over time, for periods ended December 31, 2000(1)

                                PAST 1 YEAR     PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES(3)        -14.73            18.25         18.04
MSCI EUROPE INDEX                     -8.14            15.75         15.05
LIPPER EUROPEAN FUNDS INDEX
(NO EXPENSES)                         -2.58            17.87         17.46
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/2/95.
(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR CLASS A SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF INSTITUTIONAL CLASS SHARES WOULD DIFFER ONLY TO THE EXTENT THAT CLASS A SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                         -     -       0.65
DISTRIBUTION(RULE 12b-1) FEES                           -     -       NONE
SHAREHOLDER SERVICE FEES                                -     -       0.10
OTHER EXPENSES(1)                                       -     -       0.85
TOTAL OPERATING EXPENSES                                -     -       1.60
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                 -     -      (0.60)
NET EXPENSES(2)                                         -     -       1.00

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual cost may be higher or lower.

                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         102          318          691        1,738
-------------------------------------------------------------------------------

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 32-
34.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while under-weighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service, Inc. It also may invest in unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets.

Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:
-  catalysts that could trigger a change in a stock's price
-  potential reward compared to potential risk
-  temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the EAFE Index, a widely recognized market benchmark.

Prior to 10/31/93, returns reflect the performance of the J.P. Morgan International Equity Fund, the predecesser of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -15.27%

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                   10.58%
1992                  -10.77%
1993                   24.52%
1994                    6.00%
1995                    7.96%
1996                    8.48%
1997                    1.46%
1998                   13.62%
1999                   30.22%
2000                  -17.75%

BEST QUARTER                      30.22%
----------------------------------------
                       4th quarter, 1999
----------------------------------------
WORST QUARTER                    -17.75%
----------------------------------------
                       4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES           -17.75             6.02           5.19
--------------------------------------------------------------------------------
EAFE INDEX (NO EXPENSES)             -14.17             7.13           6.29
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.60
DISTRIBUTION(RULE 12b-1) FEES                               NONE
SHAREHOLDER SERVICE FEES                                    0.10
OTHER EXPENSES(1)                                           0.35
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    1.60
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.10)
-----------------------------------------------------------------
NET EXPENSES(2)                                             0.95
-----------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.95% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE This example below is intended to helps you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                  1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)          97         303          549         1,254
--------------------------------------------------------------------------------

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 32-34.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in companies from developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. It also may invest in unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM),employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the Fund's benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa(3) by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

   WHO MAY WANT TO INVEST

   THIS FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

   - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
   - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past 3 calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the MSCI All Country World Index Free (EX-U.S.), a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.86%

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

1998                   3.83%
1999                  39.90%
2000                 -16.21%

--------------------------------------------
BEST QUARTER                          22.09%
--------------------------------------------
                          4th quarter, 1998
--------------------------------------------
WORST QUARTER                        -21.34%
--------------------------------------------
                          3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS(%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                             PAST 1 YR.     LIFE OF FUND
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                                      -16.21              5.84
----------------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX FREE(EX-U.S.)(NO EXPENSES)         -15.09              7.06
----------------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 2/26/97.
(2) THE FUND'S FISCAL YEAR END IS 11/30.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.60
DISTRIBUTION(RULE 12b-1) FEES                               NONE
SHAREHOLDER SERVICE FEES                                    0.10
OTHER EXPENSES(1)                                           0.31
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    1.01
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.09)
-----------------------------------------------------------------
NET EXPENSES(2)                                             0.92
-----------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENT.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTEE TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.92% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual Funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual cost may be higher or lower.

                                  1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)          94         293          530         1,210
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Emerging Markets Equity Fund, Fleming International Equity Fund and Fleming International Opportunities Fund are series of J.P. Morgan Institutional Funds, a Massachusetts Business trust. The Fleming European Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fleming Emerging Markets Equity, Fleming International Equity and Fleming International Opportunities Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser for the Fleming European Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)) is the subadviser to the Fleming European Fund. It makes the day-to-day investment decisions for the Fleming European Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is a wholly owned subsidiary of JPMorgan Chase. JPMFAM (London) is located at Colvie House, 32 Curzon Street, London, U.K. W1Y8AL.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                             FISCAL
FUND                         YEAR END  %
----------------------------------------------
FLEMING EMERGING MARKET
EQUITY FUND                 10/31     1.00
FLEMING EUROPEAN FUND       10/31     0.65
FLEMING INTERNATIONAL
EQUITY FUND                 10/31     0.60
FLEMING INTERNATIONAL
OPPORTUNITIES FUND          11/30     0.60

PORTFOLIO MANAGERS
FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Satyen Mehta, Managing Director, who has been at JPMorgan Chase (or one of its predecessors) since 1984, and Peter Clark, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1968. Mr. Mehta has been on the team since the Fund's inception. Mr. Clark joined the team in 1999.

FLEMING EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an execu-tive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL EQUITY FUND

The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING INTERNATIONAL OPPORTUNITIES FUND
The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984 and by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Please see above for information on Mr. Emmett and Ms. Sicat.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each an Administrator ) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, each Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet only minimum investment requirement. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.
Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.
You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds generally distribute any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fleming European Fund expects that its distributions will consist primarily of capital gains.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securi-ties of foreign corporations, each Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                                 POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARED
------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKTET
CONDITIONS
-  Each Fund's share price and                  -  Stocks have generally                  -  Under normal circumstances the
   performance will fluctuate in                   outperformed more stable                  Fund plans to remain fully
   response to stock and bond                      investments (such as bonds and            invested, with at least 65% in
   market movements                                cash equivalents) over the long term      stocks; stock investments may
-  The value of most bonds will fall            -  Foreign investments, which                include convertible securities,
   when interest rates rise; the                   represent a major portion of the          preferred stocks, depositary
   longer a bonds' maturity and the                world's securities, offer                 receipts (such as ADRs and
   lower its credit quality, the                   attractive potential performance          EDRs), trust or partnership
   more its value typically falls                  and opportunities for                     interests, warrants, rights, and
-  A Fund could lose money                         diversification                           investment company securities
   because of foreign government                -  Most bonds will rise in value          -  Each Fund seeks to limit risk and
   actions, political instability,                 when interest rates fall                  enhance performance through
   or lack of adequate and/or                   -  Foreign bonds, which represent a          active management, country
   accurate information                            major portion of the world's              allocation and diversification
-  Investment risks tend to be                     fixed income securities, offer         -  During severe market downturns,
   higher in emerging markets.                     attractive potential performance          the Funds have the option of
   These markets also present                      and opportunities for                     investing up to 100% of assets
   higher liquidity and valuation                  diversification                           in investment grade short-term
   risks                                        -  Emerging markets can offer                securities
-  Adverse market conditions may                   higher returns                         -  The Fleming Emerging Markets
   from time to time cause a Fund                                                            Equity Fund will invest up to
   to take temporary defensive                                                               20% of assets and debt
   positions that are incornsistent                                                          securities when the adviser
   with its principal investment                                                             believes the potential total
   strategies and may hinder the                                                             return exceeds potential total
   Fund from achieving its                                                                   return in emerging markets
   investment objective.                                                                     equity securities

MANAGEMENT CHOICES
-  Each Fund could underperform its             -  Each Fund could outperform its         -  The advisers focus their active
   benchmark due to its securities                 benchmark due to these same               management on securities
   choices and other management                    choices                                   selection, the area where they
   decisions                                                                                 believe its commitment to
                                                                                             research can most enhance
                                                                                             returns

FOREIGN CURRENCIES
-  Currency exchange rate movements             -  Favorable exchange rate                -  Except as noted earlier in this
   could reduce gains or create                    movements could generate gains            prospectus, each Fund manages the
   losses                                          or reduce losses                          currency exposure of its foreign
-  Currency risks tend to be higher                                                          investments relative to its
   in emerging markets; these                                                                benchmark and may hedge a
   markets also present higher                                                               portion of its foreign currency
   liquidity and valuation risks                                                             exposure into the U.S. dollar
                                                                                             from time to time (see also
                                                                                             "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-  When a Fund buys securities                  -  A Fund can take advantage of           -  Each Fund segregates liquid
   before issue or for delayed                     attractive transaction                    assets to offset leverage risk
   delivery, it could be exposed to                opportunities
   leverage risk if it does not
   segregate liquid assets


POTENTIAL RISKS                                 POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARED
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures,                 -  Hedges that correlate well with        -  Each Fund uses derivatives, such
   options, swaps, and forward                     underlying positions can reduce           as futures, options, swaps, and
   foreign currency contracts(1)                   or eliminate losses at low cost           forward foreign currency
   that are used for hedging the                -  The Funds could make money and            contracts, for hedging and for
   portfolio or specific securities                protect against losses if the             risk management (i.e., to
   may not fully offset the                        investment analysis proves                establish or adjust exposure to
   underlying positions and this                   correct                                   particular securities, markets
   could result in losses to a                  -  Derivatives that involve                  or currencies); risk management
   Fund that would not have                        leverage could generate                   may include management of the
   otherwise occurred                              substantial gains at low cost             Fund's exposure relative to its
-  Derivatives used for risk                                                                 benchmark
   management or for certain Funds                                                        -  Each Fund only establishes hedges
   to increase a Fund's gain may                                                             that it expects will be highly
   not have the intended effects                                                             correlated with underlying
   and may result in losses or                                                               positions
   missed opportunities                                                                   -  The Fleming European Fund and
-  The counterparty to a                                                                     Fleming Japan Fund may
   derivatives contract could                                                                use derivatives to increase
   default                                                                                   income or gain
-  Derivatives that involve                                                               -  While a Fund may use
   leverage could magnify losses                                                             derivatives that incidentally
-  Certain types of derivatives                                                              involve leverage, it does not
   involve costs to a Fund which                                                             use them for the specific
   can reduce returns                                                                        purpose of leveraging its
-  Derivatives used for non-hedging                                                          portfolio
   purposes could cause losses that
   exceed the original investment
-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

SECURITIES LENDING
-  When a Fund lends a security,                -  A Fund may enhance income              -  Each adviser maintains a list of
   there is a risk that the loaned                 through the investment of the             approved borrowers
   securities may not be returned                  collateral received from the           -  Each Fund receives collateral
   if the borrower or the lending                  borrower                                  equal to at least 100% of the
   agent defaults                                                                            current value of securities
-  The collateral will be subject                                                            loaned
   to the risks of the securities                                                         -  Each lending agents indemnify the
   in which it is invested                                                                   Funds against borrower default
                                                                                          -  Each adviser's collateral
                                                                                             investment guidelines limit the
                                                                                             quality and duration of
                                                                                             collateral investment to
                                                                                             minimize losses
                                                                                          -  Upon recall, the borrower must
                                                                                             return the securities loaned
                                                                                             within the normal settlement
                                                                                             period

ILLIQUID HOLDINGS
-  A Fund could have difficulty                 -  These holdings may offer more          -  No Fund may invest more than
   valuing these holdings precisely                attractive yields or potential            15% of net assets in illiquid
-  A Fund could be unable to sell                  growth than comparable widely             holdings
   these holdings at the time or                   traded securities                      -  To maintain adequate liquidity
   price it desires                                                                          to meet redemption, each Fund may
                                                                                             hold investment-grade short-term
                                                                                             securities (including repurchase
                                                                                             agreements and reverse
                                                                                             repurchase agreements) and, for
                                                                                             temporary or extraordinary
                                                                                             purposes, may borrow from banks
                                                                                             up to 33 1/3% of the value of
                                                                                             its total assets



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                                 POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARED
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-  Increased trading could raise                -  A Fund could realize gains in          -  Each Fund generally avoids
   a Fund's brokerage and related                  a short period of time                    short-term trading, except to
   costs                                        -  A Fund could protect against              take advantage of attractive or
-  Increased short-term capital                    losses if a stock is overvalued           unexpected opportunities or to
   gains distributions could raise                 and its value later falls                 meet demands generated by
   shareholders' income tax                                                                  shareholder activity
   liability                                                                              -  The Funds' Portfolio Turnover
                                                                                             Rate for the most recent fiscal
                                                                                             year is listed below:
                                                                                          -  Fleming Emerging Markets Equity
                                                                                             Fund: 31% (for the most recent
                                                                                             semi-annual period)
                                                                                          -  Fleming European Fund: 257% (for
                                                                                             the most recent semi-annual period)
                                                                                          -  Fleming International Equity Fund:
                                                                                             57% (for the most recent semi-annual
                                                                                             period)
                                                                                          -  Fleming International Opportunities
                                                                                             Fund: 72% (for the most recent
                                                                                             semi-annual period)


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND(1)
                                                              YEAR         YEAR        YEAR         YEAR        YEAR     SIX MONTH
                                                             ENDED        ENDED       ENDED        ENDED       ENDED      04/30/01
PER SHARE OPERATING PERFORMANCE:                          10/31/96     10/31/97    10/31/98     10/31/99    10/31/00   (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.71       $10.27       $9.86        $5.91       $7.22         $6.68
----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                     0.08         0.11        0.14(2)      0.14        0.02          0.01
    Net gains or losses in investments (both realized         0.56        (0.43)      (3.44)        1.68       (0.50)        (0.45)
      and unrealized)
                                                            ------       ------      ------        -----      ------        ------
    Total from investment operations                          0.64        (0.32)      (3.30)        1.82       (0.48)        (0.44)
  Distributions to shareholders from:
    Dividends from net investment income                      0.08         0.09        0.13         0.51        0.06          0.01
    Distributions from capital gains                            --           --        0.52          --          --            --
                                                            ------       ------      ------        -----       ------       ------
    Total dividends and distributions                         0.08         0.09        0.65         0.51        0.06          0.01
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $10.27        $9.86       $5.91        $7.22       $6.68         $6.23
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  6.64%       (3.15%)    (35.50%)      33.76%      (6.88%)      (6.65%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $293,594     $306,381    $120,402     $131,046    $110,711       $81,769
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
    Expenses(3)                                               1.41%        1.37%       1.46%        1.42%       1.45%         1.45%
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income(3)                                  0.96%        0.95%       1.43%        0.99%       0.46%         1.40%
----------------------------------------------------------------------------------------------------------------------------------
    Expenses without reimbursements(3)                        1.41%        1.37%       1.54%        1.52%       1.55%         1.66%
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income without reimbursements(3)           0.96%        0.95%       1.35%        0.89%       0.36%         1.20%
----------------------------------------------------------------------------------------------------------------------------------
    Interest expense(3)                                         --           --        0.04%        0.02%         --(4)         --
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover*                                             42%          65%         87%          44%         55%           31%
----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Institutional Emerging Markets Equity Fund
(2) Based on amounts prior to Statement of Position 93-2 Adjustments.
(3) Short periods have been annualized.
(4) less than 0.005%.
 * The percentages reflect the portfolio turnover of the Emerging Markets Equity Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND(1)

                                                              YEAR         YEAR        YEAR         YEAR        YEAR     SIX MONTH
                                                             ENDED        ENDED       ENDED        ENDED       ENDED      04/30/01
PER SHARE OPERATING PERFORMANCE:                          10/31/96     10/31/97    10/31/98     10/31/99    10/31/00   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                        $10.44       $11.43      $11.39       $11.21      $13.56        $12.28
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                     0.12         0.17        0.32         0.19        0.05          0.03

    Net gains or losses in securities (both realized
      and unrealized                                          1.17         0.24        0.20         2.51       (0.66)        (1.12)
                                                          --------     --------    --------     --------    --------      --------
    Total from investment operations                          1.29         0.41        0.52         2.70       (0.61)        (1.09)

  Distributions to shareholders from:

    Dividends from net investment income                      0.24         0.25        0.35         0.35        0.16             -

    Distributions from capital gains                          0.06         0.20        0.35            -        0.51          1.05
                                                          --------     --------    --------     --------    --------      --------
    Total dividends and distributions                         0.30         0.45        0.70         0.35        0.67          1.05
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $11.43       $11.39      $11.21       $13.56      $12.28        $10.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 12.54%        3.71%       4.95%       24.70%      (5.16%)       (9.45%)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $726,864     $614,659    $366,991     $471,195    $432,785      $270,990
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
    Expenses(2)                                               0.95%        0.93%       0.97%        0.95%       0.95%         0.94%
------------------------------------------------------------------------------------------------------------------------------------
    Net investment income(2)                                  1.24%        1.32%       0.92%        0.81%       0.50%         0.56%
------------------------------------------------------------------------------------------------------------------------------------
    Expenses without reimbursements(2)                        0.96%        0.93%       0.97%        0.95%       0.95%         0.94%
------------------------------------------------------------------------------------------------------------------------------------
    Net investment income without reimbursements(2)           1.23%        1.32%       0.92%        0.81%       0.50%         0.56%
------------------------------------------------------------------------------------------------------------------------------------
    Interest expense(2)                                          -            -        0.01%           -           -             -
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover*                                             29%          80%         70%          74%         67%           57%
------------------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Institutional International Equity Fund
(2) Short periods have been annualized.
* The percentages reflect the portfolio turnover of the International Equity Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND (1)

                                                                                                                              YEAR
                                                                                                                             ENDED
                                                               1/26/97(2)           YEAR         YEAR          YEAR     SIX MONTHS
                                                                  THROUGH          ENDED        ENDED         ENDED        5/31/01
PER SHARE OPERATING PERFORMANCE:                                 11/30/97       11/30/98     11/30/99      11/30/00    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00          $9.94       $10.11        $12.92         $11.39
-----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                            0.07           0.22         0.25          0.08           0.06
    Net gains or losses in securities (both realized and
    unrealized                                                      (0.13)          0.05         2.88         (1.42)         (0.66)
                                                                 --------       --------     --------      --------       --------
    Total from investment operations                                (0.06)          0.27         3.13         (1.34)         (0.60)

  Distributions to shareholders from:

    Dividends from net investment income                                -           0.10         0.32          0.19           0.11

    Distributions from capital gains                                    -              -            -             -           0.23
                                                                 --------       --------     --------      --------       --------
    Total dividends and distributions                                   -           0.10         0.32          0.19           0.34
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $9.94         $10.11       $12.92        $11.39         $10.45
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        (0.60%)(3)      2.69%       31.87%       (10.55%)        (6.30%)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                         $211,229       $323,918     $370,268      $461,016       $264,259
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses(4)                                                      0.99%(5)       0.99%        0.94%         0.91%          0.92%
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income(4)                                         1.35%(5)       1.13%        0.76%         0.84%          1.72%
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers and including Interest Expense(4)       1.17%(5)       1.02%        0.95%         0.91%          0.92%
-----------------------------------------------------------------------------------------------------------------------------------
    Interest Expense(4)                                                 -              -         0.01%            -              -
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover*                                                    76%            86%          80%          143%            72%
----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Institutional International Opportunities Fund
(2) Commencement of operations
(3) Not annualized
(4) Short periods have been annualized
(5) Annualized
 * The percentages reflect the portfolio turnover of the International Opportunities Portfolio, of which the Fund invested all of its investable assets.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRITIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

      The Funds' Investment Company Act File No. is 811-7342 except for the
                JPMorgan Fleming European Fund which is 811-5151.
      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001

                                                                  PR-INTEQI-901X

PROSPECTUS SEPTEMBER 7, 2001 .

JPMORGAN U.S. EQUITY FUNDS
SELECT SHARES

BALANCED FUND

CAPITAL GROWTH FUND

CORE EQUITY FUND

DISCIPLINED EQUITY FUND

DIVERSIFIED FUND

DYNAMIC SMALL CAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MID CAP VALUE FUND

SMALL CAP EQUITY FUND

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Balanced Fund                                       1

Capital Growth Fund                                 6

Core Equity Fund                                   10

Disciplined Equity Fund                            14

Diversified Fund                                   18

Dynamic Small Cap Fund                             23

Equity Growth Fund                                 27

Equity Income Fund                                 31

Growth and Income Fund                             35

Mid Cap Value Fund                                 40

Small Cap Equity Fund                              45

Small Cap Growth Fund                              50

U.S. Equity Fund                                   55

U.S. Small Company Fund                            59

U.S. Small Company Opportunities Fund              63

The Funds' Management and Administration           67

How Your Account Works                             71

   Buying Fund Shares                              71

   Selling Fund Shares                             72

   Exchanging Fund Shares                          72

   Other Information Concerning the Funds          73

   Distributions and Taxes                         73

What the Terms Mean                                75

Risk and Reward Elements                           76

Financial Highlights                               78

How To Reach Us                            Back cover

JPMORGAN BALANCED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks,please see pages 76-77.

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 equity securities.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P.Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

- projected rate of earnings growth that's equal to or greater than the equity markets in general

- return on assets and equity that's equal to or greater than the equity markets in general

- market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's performance will also depend on the credit quality of its investments. Securities that are rated Baa3 by Moody's Investors Service, Inc. or BBB-by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The Fund's mortgage-related investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) have varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index. In the past, the Fund has compared its performance to the Lehman Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -4.98%.

YEAR-BY-YEAR RETURNS
[CHART]

1991                                     24.16%
1992                                      5.32%
1993                                      6.01%
1994                                     -2.27%
1995                                     23.83%
1996                                     11.31%
1997                                     23.67%
1998                                     25.25%
1999                                     14.23%
2000                                     -2.55%

---------------------------------------------------
BEST QUARTER                             13.34%
---------------------------------------------------
                               4th quarter.1998
---------------------------------------------------
WORST QUARTER                            -4.84%
---------------------------------------------------
                               4th quarter.1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for the period ended December 31, 2000

                                              PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
---------------------------------------------------------------------------------------
SELECT CLASS SHARES                             -2.55         13.91          12.40
---------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                     -9.10         18.33          17.44
---------------------------------------------------------------------------------------
LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)         11.85          6.24           8.00
---------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)       11.63          6.46           7.96
---------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX (NO EXPENSES)        2.39         11.80          12.45
---------------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                               0.50
DISTRIBUTION (RULE 12b-1) FEES                                NONE
SHAREHOLDER SERVICE FEES                                      0.25
OTHER EXPENSES                                                0.31
-------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                      1.06
FEE WAIVER AND EXPENSE REIMBURSEMENT                         (0.06)
-------------------------------------------------------------------
NET EXPENSES                                                  1.00
-------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.

                                     1 YR.       3 YRS.       5 YRS.      10 YRS.
---------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         102         331          579         1,289
---------------------------------------------------------------------------------

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of S&P Mid Cap 400 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in mid-sized companies. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.

The performance for the period before Select Class Shares were launched on 1/24/96 is based on the performance of Class A Shares of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.82%.

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                                     70.74%
1992                                     12.95%
1993                                     20.17%
1994                                     -1.31%
1995                                     22.24%
1996                                     24.64%
1997                                     23.88%
1998                                      5.93%
1999                                     13.23%
2000                                     14.60%

-----------------------------------------------
BEST QUARTER                             26.78%
-----------------------------------------------
                             1st quarter, 1991
-----------------------------------------------
WORST QUARTER                           -19.49%
-----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                       PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------
SELECT CLASS SHARES                    14.60        16.23        19.49
--------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX (NO EXPENSES)     17.50        20.41        19.86
--------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS
INDEX (NO EXPENSES)                     6.26        16.17        17.94
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                     0.40
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES                                                      0.41
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                            1.06
FEE WAIVER AND EXPENSE REIMBURSEMENT                               (0.13)
-------------------------------------------------------------------------
NET EXPENSES                                                        0.93
-------------------------------------------------------------------------

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.

                                 1 YR.       3 YRS.       5 YRS.     10 YRS.
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     95          324          572        1,282
----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.93% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN CORE EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76-77.

THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities may include common stocks, convertible securities, preferred stocks and depositary receipts.

The Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

In managing the Fund, the adviser J.P.Morgan Fleming Asset Management (USA) Inc., JPMFAM(USA), seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -10.34%.

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1994                               -4.03%
1995                               25.53%
1996                               22.54%
1997                               33.33%
1998                               30.95%
1999                               23.89%
2000                              -11.99%

-----------------------------------------
BEST QUARTER                       22.97%
-----------------------------------------
                        4th quarter, 1998
-----------------------------------------
WORST QUARTER                     -11.00%
-----------------------------------------
                        4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                                      LIFE
                                          PAST 1 YR.   PAST 5 YRS.    OF FUND
-----------------------------------------------------------------------------
SELECT CLASS SHARES                         -11.99      18.46          15.39
-----------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                  -9.10      18.33          17.11
-----------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX
(NO EXPENSES)                                -7.37      16.79          15.34
-----------------------------------------------------------------------------

(1)  THE FUND COMMENCED OPERATIONS ON 4/1/93.
(2)  THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                0.50
DISTRIBUTION (RULE 12B-1) FEES                                 NONE
SHAREHOLDER SERVICE FEES                                       0.25
OTHER EXPENSES                                                 0.30
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                       1.05
FEE WAIVER AND EXPENSE REIMBURSEMENT                          (0.05)
--------------------------------------------------------------------
NET EXPENSES                                                   1.00
--------------------------------------------------------------------

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                       1 YR.       3 YRS.     5 YRS.     10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           102          329        575        1,278
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JP MORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries relative to the S&P 500.

Within each industry, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in equity securities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

YEAR-BY-YEAR RETURNS (1),(2),(3)

[CHART]

1998                                    32.35%
1999                                    18.32%
2000                                   -10.87%

----------------------------------------------
BEST QUARTER                            22.85%
----------------------------------------------
                             4th quarter, 1998
----------------------------------------------
WORST QUARTER                           -9.91%
----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                         PAST 1 YR.           LIFE OF FUND
--------------------------------------------------------------------------
SELECT CLASS SHARES(3)                   -10.87               15.45
--------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)               -9.10               15.79
--------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 1/3/97 AND RETURNS REFLECT PERFORMANCE FROM 1/31/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                           0.35
DISTRIBUTION (RULE 12b-1) FEES                                            NONE
SHAREHOLDER SERVICE FEES                                                  0.25
OTHER EXPENSES                                                            0.24
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                  0.84
FEE WAIVER AND EXPENSE REIMBURSEMENT                                     (0.09)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                           0.75
-------------------------------------------------------------------------------

(1)"OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR.
(2)REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
   PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.73% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES
   ARE NO LONGER REQUIRED.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YR.      3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         77         240         438        1,011
------------------------------------------------------------------------------

JP MORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the adviser, allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its industry sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB.

The Fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the equity portion of the Fund J.P.Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by under-weighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices. During this period, the actual returns of Select Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.

YEAR-BY-YEAR RETURNS(1),(2),(3)

[CHART]

1994                                        0.93%
1995                                       26.84%
1996                                       13.68%
1997                                       18.89%
1998                                       18.60%
1999                                       14.23%
2000                                       -3.97%

-------------------------------------------------
BEST QUARTER                               13.48%
-------------------------------------------------
                                4th quarter, 1998
-------------------------------------------------
WORST QUARTER                              -6.13%
-------------------------------------------------
                                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                             PAST 1 YR.    PAST 5 YRS.     LIFE OF FUND
---------------------------------------------------------------------------------------
SELECT CLASS SHARES(3)                         -3.97          11.95          12.11
---------------------------------------------------------------------------------------
FUND BENCHMARK (NO EXPENSES)                   -2.30          13.06          12.87
---------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                    -9.10          18.33          17.94
---------------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 9/10/93 AND RETURNS REFLECT PERFORMANCE, FROM 9/30/93.
(2) THE FUND'S FISCAL YEAR END IS 6/30.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                     0.55
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES                                                      0.26
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                            1.06
FEE WAIVER AND EXPENSE REIMBURSEMENT                               (0.08)
-------------------------------------------------------------------------
NET EXPENSES                                                        0.98
-------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.98% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.91% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                        1 YR.      3 YRS.      5 YRS.       10 YRS.
-----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            100         312          560        1,271
-----------------------------------------------------------------------------------

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P Small Cap 600/BARRA Growth Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P Small Cap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

The performance for the period before the Select Class Shares were launched on 4/5/99 is based on the performance of Class A Shares of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -9.53%.

YEAR-BY-YEAR RETURNS (1),(2)

[CHART]

1998                                  13.46%
1999                                  30.19%
2000                                  11.91%

-------------------------------------------------
BEST QUARTER                               24.06%
-------------------------------------------------
                               4th quarter, 1999
-------------------------------------------------
WORST QUARTER                             -18.98%
-------------------------------------------------
                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YR.  LIFE OF FUND
----------------------------------------------------------------------------
SELECT CLASS SHARES                                 11.91       24.50
----------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX (NO EXPENSES)    0.57       11.87
----------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)   -8.25       15.85
----------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 1/1/98.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                 0.65
DISTRIBUTION (RULE 12b-1) FEES                                  NONE
SHAREHOLDER SERVICE FEES                                        0.25
OTHER EXPENSES                                                  1.45
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                        2.35
FEE WAIVER AND EXPENSE REIMBURSEMENT                           (1.25)
--------------------------------------------------------------------
NET EXPENSES                                                    1.10
--------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

 The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YR.      3 YRS.      5 YRS.       10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         112        614         1,142         2,590
--------------------------------------------------------------------------------

JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please seepages 76 -
77.

THE FUND'S OBJECTIVES

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in equities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVES.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that's greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

- market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.49%.

YEAR-BY-YEAR RETURNS(1)

[CHART]

1991                                     31.69%
1992                                      6.43%
1993                                      2.48%
1994                                     -0.90%
1995                                     25.78%
1996                                     20.52%
1997                                     37.20%
1998                                     41.38%
1999                                     31.85%
2000                                    -23.65%

-------------------------------------------------
BEST QUARTER                               27.40%
-------------------------------------------------
                               4th quarter, 1998
-------------------------------------------------
WORST QUARTER                             -17.83%
-------------------------------------------------
                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                                     PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
------------------------------------------------------------------------------------------
SELECT CLASS SHARES                                  -23.65      18.67        15.47
------------------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX (NO EXPENSES)             -22.08      19.16        17.60
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX (NO EXPENSES)    -19.68      17.85        17.32
------------------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                            0.50
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES                                                             0.27
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                   1.02
FEE WAIVER AND EXPENSE REIMBURSEMENT                                      (0.02)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.00
-------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                    1 YR.      3 YRS.       5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        102        323          561        1,246
------------------------------------------------------------------------------

JP MORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.78%.

YEAR-BY-YEAR RETURNS(1)

[CHART]

1991                                  22.10%
1992                                   5.61%
1993                                  12.34%
1994                                  -3.37%
1995                                  33.72%
1996                                  17.87%
1997                                  31.05%
1998                                  26.20%
1999                                  13.06%
2000                                  -3.85%

--------------------------------------------
BEST QUARTER                          18.89%
--------------------------------------------
                          4th quarter, 1998
--------------------------------------------
WORST QUARTER                         -8.07%
--------------------------------------------
                          3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                                   PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES                                -3.85         16.21        14.77
-----------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                        -9.10         18.33        17.44
-----------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX (NO EXPENSES)      7.46         13.42        14.45
-----------------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                            0.40
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES                                                             0.38
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                   1.03
FEE WAIVER AND EXPENSE REIMBURSEMENT                                      (0.13)
--------------------------------------------------------------------------------
NET EXPENSES                                                               0.90
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.

                                    1 YR.      3 YRS.       5 YRS.       10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        92         315          556          1,248
--------------------------------------------------------------------------------

JP MORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management

(USA) Inc. JPMFAM (USA)), applies an active equity management style. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, which contains large companies with low price-to-book ratios relative to the S&P 500 Index, and the Lipper Large-Cap Value Funds Index.

The performance for the period before Institutional Class Shares were launched on 1/24/96 is based on the performance of Class A shares of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -4.64%.

YEAR-BY-YEAR RETURNS(1)

[CHART]

1991                                    59.13%
1992                                    15.06%
1993                                    12.99%
1994                                    -3.41%
1995                                    27.55%
1996                                    19.86%
1997                                    30.07%
1998                                    14.50%
1999                                     8.52%
2000                                     0.86%

----------------------------------------------
BEST QUARTER                            33.98%
----------------------------------------------
                             1st quarter, 1991
----------------------------------------------
WORST QUARTER                          -12.11%
----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                                     PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
-------------------------------------------------------------------------------------------
SELECT CLASS SHARES                                  0.86         14.33        17.41
-------------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX (NO EXPENSES)              6.08         16.81        16.88
-------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX (NO EXPENSES)     1.95         15.74        16.12
-------------------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                        0.40
DISTRIBUTION (RULE 12B-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               0.25
OTHER EXPENSES(1)                                                      0.28
----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                               0.93
FEE WAIVER AND EXPENSE REIMBURSEMENT (2)                              (0.03)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                        0.90
----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YR.      3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         92         293         512        1,140
------------------------------------------------------------------------------

JP MORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the adviser believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's shares. As of the date of this prospectus, Select Class Shares are being introduced. The performance for the period before the Select Class Shares were offered is based on the performance of the Fund's Institutional Class Shares. The actual returns of the Select Class Shares would have been lower than shown because the Select Class Shares have higher expenses than the Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.50%.

YEAR-BY-YEAR RETURNS (1),(2),(3)

[CHART]

1998                                19.77%
1999                                13.87%
2000                                35.28%

----------------------------------------------
BEST QUARTER                            17.96%
----------------------------------------------
                             4th quarter, 1998
----------------------------------------------
WORST QUARTER                          -11.06%
----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                            PAST 1 YR.    LIFE OF FUND
--------------------------------------------------------------------------------------
SELECT CLASS SHARES(3)                                      35.28         23.45
--------------------------------------------------------------------------------------
S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)             27.84         13.34
--------------------------------------------------------------------------------------
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)                   19.18          9.87
--------------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/13/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                         0.70
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                NONE
OTHER EXPENSES(1)                                                       1.10
TOTAL OPERATING EXPENSES                                                1.80
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.80)
NET EXPENSES(2)                                                         1.00

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                    1 YR.       3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        102         488         900        2,050
------------------------------------------------------------------------------

JP MORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P Small Cap 600 Index stocks. Market capitalization is the total market value of a company's shares.

Prior to the date of this prospectus the Fund was closed to new investors.

Equity securities include common and preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management (USA) Inc (JPMFAM (USA)), the Fund's adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share.
The Fund also focuses on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products and services, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. As of the date of this prospectus, Select Class Shares are being introduced. The performance for the period before the Select Class Shares were offered is based on the performance of the Fund's Institutional Class Shares. The actual returns of the Select Class Shares would have been lower than shown because the Select Class Shares have higher expenses than the Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P Small Cap 600 Index, a widely recognized market benchmark, and the Lipper Small Cap Core Funds Index.

The performance for the period before Institutional Class shares were launched on 5/7/96 is based on the performance of Class A Shares of the Fund. Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.00%.

YEAR-BY-YEAR RETURNS(1),(2),(3)

[CHART]

1995                                     54.04%
1996                                     29.18%
1997                                     18.15%
1998                                      3.71%
1999                                     14.37%
2000                                     14.80%

----------------------------------------------
BEST QUARTER                            19.51%
----------------------------------------------
                             4th quarter, 1998
----------------------------------------------
WORST QUARTER                          -21.04%
----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 20001

                                           PAST 1 YR.   PAST 5 YRS.    LIFE OF FUND
-----------------------------------------------------------------------------------
SELECT CLASS SHARES(3)                     14.80        15.76          22.04
-----------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX (NO EXPENSES)       11.80        13.57          16.15
-----------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS
INDEX (NO EXPENSES)                         6.93        12.44          15.28
-----------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 1/1/95.
(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                     0.65
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES                                                      0.23
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                            1.13
FEE WAIVER AND EXPENSE REIMBURSEMENT                               (0.25)
-------------------------------------------------------------------------
NET EXPENSES                                                        0.88
-------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.88% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                    1 YR.       3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        90          334         598        1,352
------------------------------------------------------------------------------

JP MORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at the initial time of purchase, that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser, is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multifaceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year and has another 250 in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the guidelines set by the Fund's adviser.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record of the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS - 0.96%.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART

1998                                       14.86%
1999                                       46.54%
2000                                       -7.79%

----------------------------------------------------
BEST QUARTER                               23.59%
----------------------------------------------------
                                4th quarter, 1998
----------------------------------------------------
WORST QUARTER                             -18.29%
----------------------------------------------------
                                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)


                                                   PAST(1) YR.   LIFE OF FUND
SELECT CLASS SHARES                                 -7.79       15.82
------------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)                    -3.02        4.80
------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)            -22.43        3.02
------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/4/97.

(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                    0.80
DISTRIBUTION (RULE 12b-1) FEES                     NONE
SHAREHOLDER SERVICE FEES                           NONE
OTHER EXPENSES(1)                                  1.20
-------------------------------------------------------------
TOTAL OPERATING EXPENSES                           2.00
FEE WAIVER AND EXPENSE REIMBURSEMENT              (0.90)
NET EXPENSES(2)                                    1.10
-------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                   1 YR.      3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       112        540         995        2,255
------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
76 - 77.

THE  FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities,the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J. P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high  potential reward  compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

For the period 1/1/90 through 9/30/93, returns reflect performance of The Pierpont Equity Fund, the predecessor of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

1991                      34.12%
1992                       8.73%
1993                      11.06%
1994                      -0.32%
1995                      32.83%
1996                      21.22%
1997                      28.58%
1998                      24.79%
1999                      14.88%
2000                      -6.37%

------------------------------------
BEST QUARTER              21.46%
------------------------------------
               4th quarter, 1998
------------------------------------
WORST QUARTER            -17.97%
------------------------------------
               3rd quarter, 1998
------------------------------------

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                               PAST (1) YR.     PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------
SELECT CLASS SHARES(2)         -6.37            15.91         16.19
--------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)    -9.10            18.33         17.44
--------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 5/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                0.40
DISTRIBUTION (RULE 12b-1) FEES                 NONE
SHAREHOLDER SERVICE FEES                       0.25
OTHER EXPENSES                                 0.24
------------------------------------------------------
TOTAL OPERATING EXPENSES                       0.89
FEE WAIVER AND EXPENSE REIMBURSEMENT          (0.10)
------------------------------------------------------
NET EXPENSES                                   0.79
------------------------------------------------------

EXPENSE EXAMPLE The example below is in tended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                  1 YR.     3 YRS.    5 YRS.   10 YRS.
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      81        252       462      1,067
--------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED  EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.79% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 - 77.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in stocks of small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in stocks it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL
     VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P.Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price - high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

For the period 1/1/90 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

1991                      59.59%
1992                      18.98%
1993                       8.59%
1994                      -5.81%
1995                      31.88%
1996                      20.84%
1997                      22.70%
1998                      -5.28%
1999                      44.30%
2000                      -9.59%

------------------------------------------
BEST QUARTER                        34.75%
------------------------------------------
                         4th quarter, 1999
------------------------------------------
WORST QUARTER                      -21.61%
------------------------------------------
                         3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                  PAST 1 YR.   PAST 5 YRS.     PAST 10 YRS.
---------------------------------------------------------------------------
SELECT CLASS SHARE(2)             -9.59        12.87           16.72
---------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)  -3.02        10.31           15.53
---------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 5/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                               0.60
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.24
---------------------------------------------------
TOTAL OPERATING EXPENSES                      1.09
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)      (0.08)
---------------------------------------------------
NET EXPENSES(2)                               1.01
---------------------------------------------------

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                    1 YR.       3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        103         322         576         1,306
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.01% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
76 - 77.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000 Growth Index.

In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P.Morgan Investment Management Inc. (JPMIM), the Fund's adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts  that could  trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be renamed "Select" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of small cap U.S. growth stocks used as a measure of overall U.S. small cap growth stock performance.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -12.20%.

YEAR-BY-YEAR RETURNS(1),(2),(3)

[CHART]

1998                           5.21%
1999                          61.63%
2000                         -21.63%

---------------------------------------
BEST QUARTER                  42.58%
---------------------------------------
                   4th quarter, 1999
---------------------------------------
WORST QUARTER                -24.30%
---------------------------------------
                   4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                          PAST(1)YR.    LIFE OF FUND
-----------------------------------------------------------------------
SELECT CLASS SHARE(3)                     -21.63         13.02
-----------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)   -22.43          5.50
-----------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 6/16/97 AND RETURNS REFLECT PERFORMANCE FROM 6/30/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                   0.60
DISTRIBUTION (RULE 12b-1) FEES                    NONE
SHAREHOLDER SERVICE FEES                          0.25
OTHER EXPENSES                                    0.25
----------------------------------------------------------
TOTAL OPERATING EXPENSES                          1.10
FEE WAIVER AND EXPENSE REIMBURSEMENT             (0.08)
----------------------------------------------------------
NET EXPENSES(2)                                   1.02
----------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.02% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YR.      3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         104        325         582        1,317
------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Disciplined Equity, Diversified, U.S. Equity, and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The Balanced, Core Equity, Equity Growth, and Equity Income Funds are series of Mutual Fund Investment Trust a, Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland corporation. The Capital Growth, Dynamic Small Cap, Growth and Income, and Small Cap Equity Funds are series of Mutual Fund Group, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
JPMIM, JPMFAM (USA) and Robert Fleming, Inc. (Robert Fleming) are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company, and U.S. Small Company Opportunities Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, and Small Cap Equity Funds. Prior to February 28, 2001, the adviser to the Funds was The Chase Manhattan Bank (Chase). JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Robert Fleming, Inc. is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming, Inc. is located at 522 5th Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming, Inc. are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

                               FISCAL
FUND                          YEAR END      %
------------------------------------------------
BALANCED FUND                  5/31      0.50
------------------------------------------------
CAPITAL GROWTH FUND           10/31      0.40
------------------------------------------------
CORE EQUITY FUND              10/31      0.50
------------------------------------------------
DISCIPLINED EQUITY FUND        5/31      0.35
------------------------------------------------
DIVERSIFIED FUND               6/30      0.55
------------------------------------------------
DYNAMIC SMALL CAP FUND        10/31      0.65
------------------------------------------------
EQUITY GROWTH FUND            12/31      0.50
------------------------------------------------
EQUITY INCOME FUND            12/31      0.40
------------------------------------------------
GROWTH AND INCOME FUND        10/31      0.40
------------------------------------------------
MID CAP VALUE FUND             9/30      0.70
------------------------------------------------
SMALL CAP EQUITY FUND         10/31      0.65
------------------------------------------------
SMALL CAP GROWTH FUND          9/30      0.80
------------------------------------------------
U.S. EQUITY FUND               5/31      0.40
------------------------------------------------
U.S. SMALL COMPANY FUND        5/31      0.60
------------------------------------------------
U.S. SMALL COMPANY
OPPORTUNITIES FUND             5/31      0.60
------------------------------------------------

PORTFOLIO MANAGERS BALANCED FUND

Henry Lartigue and Jeff Phelps, Portfolio Managers at JPMFAM (USA), are responsible for the equity portion of the portfolio. The fixed income portion of the portfolio is managed by a team of individuals at JPMFAM (USA).

Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since

October 1999. Mr. Phelps joined JPMFAM (USA) in 1997.

CAPITAL GROWTH FUND

Chris Matlock, Portfolio Manager at JPMFAM (USA) and Mr. Heintz are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Both have been managing the Fund since August 1999. Robert Heintz, Managing Director and Director of Equity Management, and Research at JPMFAM (USA), has worked at JPMFAM (USA) since 1983 in a variety of investment management positions.

CORE EQUITY FUND

Messrs. Lartigue and Phelps are responsible for management of the Fund. Please see above for information on Messrs. Lartigue and Phelps.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Vice President, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Gill has been at JPMIM since 1996 and prior to that he was a portfolio manager at Bank of Tokyo-Mitsubishi Asset Management. Mr. Devlin has been at JPMorgan Chase (or one of its predecessors) since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms Buziak has been at JPMIM since March of 1997.

DIVERSIFIED FUND

The portfolio management team is led by John M. Devlin, Vice President, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, Vice President, joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group as a fixed income and currency trader and portfolio manager in Milan.

DYNAMIC SMALL CAP FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Both have been managing the Fund since August 1999. Please see above for information on Mr.Lartigue.

EQUITY GROWTH FUND
Mr. Lartigue has managed the portfolio since July of 1994. Please see above for information on Mr. Lartigue.

EQUITY INCOME FUND
Mr. Heintz has been managing the Fund since inception. Please see above for information on Mr. Heintz.

GROWTH AND INCOME FUND

Mr. Heintz and Stephen J. O'Keefe, CFA, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund. Mr.O'Keefe joined JPMFAM (USA) in 1989. Both have been managing the Fund since August 1999. Please see above for information on Mr. Heintz.

MID CAP VALUE FUND

Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Fund. Mr.Simon has worked as a portfolio manager with various affiliates of Robert Fleming, Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP EQUITY FUND
Mr. Lartigue and Ms. Ellis, are responsible for management of the Fund. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue and Ms. Ellis.

SMALL CAP GROWTH FUND

Christopher Mark Vyvyan Jones, serves as portfolio manager to the Fund. Mr.Jones has worked as a portfolio manager with various affiliates of Robert Fleming, Inc., the adviser, since 1982 and is currently a Director of Robert Fleming, Inc. Mr. Jones is head of the adviser's Small Company Investment Team.

U.S. EQUITY FUND

The portfolio management team is led by Henry D. Cavanna, Managing Director, and James H. Russo, Vice President and CFA. Mr Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr.Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

U.S. SMALL COMPANY FUND

The portfolio management team is led by Marian U. Pardo, Managing Director, Saira Durcanin, Vice President and CFA, and Carolyn Jones, Vice President.
Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcan in has been with JPMIM since July 1995 as a small company equity analyst and portfolio manager.
Ms. Jones has been with JPMIM since July 1998. Ms. Jones has served as a portfolio manager in JPMIM's private banking group.

U.S. SMALL COMPANY OPPORTUNITIES FUND
The portfolio management team is led by Marian U. Pardo, Saira Durcanin and Carolyn Jones. See above for information on Ms. Pardo, Ms. Durcanin and
Ms. Jones.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company and U.S. Small Company Opportunities Funds. Chase is the administrator for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,

P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. Current Shareholders of Select Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares of this and other Funds without regard to this minimum. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instruc-tions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Balanced Fund, Core Equity Fund, Disciplined Equity Fund, Diversified Fund, Equity Growth Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Capital Growth Fund, Dynamic Small Cap Fund, Small Cap Equity Fund, U.S. Small Company Fund and the U.S. Small Company Opportunities Fund generally distribute any net investment income at least semiannually. The Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Capital gain dividends are usually taxable as long-term capital gain at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup with-holding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.


POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before         - The Funds can take advantage of         - The Funds segregate liquid assets to
  issue or for delayed delivery, it            attractive transac- tion opportunities    offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise a Fund's     - The Funds could realize gains in a      - The Funds generally avoid short-term
  brokerage and related costs                  short period of time                      trading, except to take advantage of
- Increased short-term capital gains         - The Funds could protect against losses    attractive or unexpected opportunities
  distributions could raise                    if a stock is overvalued and its value    or to meet demands generated by
  shareholders' income tax liability           later falls                               shareholder activity
                                                                                       - The Funds' Portfolio Turnover Rate for
                                                                                         the most recent fiscal year is listed
                                                                                         below:
                                                                                         Balanced Fund: 102% (for the most
                                                                                         recent semiannual period)
                                                                                         Capital Growth Fund: 25% (for the most
                                                                                         recent period)
                                                                                         Core Equity Fund: 32% (for the most
                                                                                         recent period)
                                                                                         Dynamic Small Cap Fund: 22% (for the
                                                                                         most recent period)
                                                                                         Equity Growth Fund: 71% (for the most
                                                                                         recent period)
                                                                                         Equity Income Fund: 3% (for the most
                                                                                         recent period)
                                                                                         Growth and Income Fund: 10% (for the
                                                                                         most recent period)
                                                                                         Small Cap Equity Fund: 23% (for the
                                                                                         most recent period)
                                                                                         U.S. Small Company Opportunities
                                                                                         Fund: 117% (for the most recent period)

DERIVATIVES
- Derivatives such as futures, options,      - Hedges that correlate well with         - The Funds use derivatives, such as
  swaps, and for- ward foreign currency        underlying posi- tions can reduce or      futures, options, swaps and forward
  contracts(1) that are used for hedging       eliminate losses at low cost              foreign currency contracts, for
  the portfolio or specific securities       - The Funds could make money and protect    hedging and for risk management (i.e.,
  may not fully offset the underlying          against losses if management's            to adjust duration or yield curve
  positions and this could result in           analysis proves correct - Derivatives     exposure, or to establish or adjust
  losses to a Fund that would not have         that involve leverage could generate      exposure to particular securities,
  otherwise occurred                           substantial gains at low cost             markets or curren- cies); risk
- Derivatives used for risk management                                                   management may include management of a
  or to increase the Fund's gain may not                                                 Fund's exposure relative to its
  have the intended effects and may                                                      benchmark. Certain Funds may also use
  result in losses or missed                                                             derivatives to increase the Fund's
  opportunities                                                                          gain
- The counter party to a derivatives                                                   - A Fund only establishes hedges that it
  contract could default                                                                 expects will be highly correlated with
- Derivatives that involve leverage                                                      underlying positions
  could magnify losses                                                                 - While the Funds may use derivatives
- Certain types of derivatives involve                                                   that incidentally involve leverage,
  costs to the Funds which can reduce                                                    they do not use them for the specific
  returns                                                                                purpose of leveraging their portfolio
- Derivatives may, for tax purposes,
  affect the charac- ter of gain and
  loss realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING
- When a Fund lends a security, there is     - The Funds may enhance income through    - Each adviser maintains a list of
  a risk that the loaned securities may        the investment of the collateral          approved borrowers
  not be returned if the borrower or the       received from the borrower              - The Funds receive collateral equal to
  lending agent defaults                                                                 at least 100% of the current value of
- The collateral will be subject to the                                                  the securities loaned
  risks of the securities in which it is                                               - The lending agents indemnify the Funds
  invested                                                                               against borrower default
                                                                                       - Each adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses
                                                                                       - Upon recall, the borrower must return
                                                                                         the securities loaned within the
                                                                                         normal settlement period

MARKET CONDITIONS
- Each Fund's share price and                - Stocks have generally outperformed      - Under normal circumstances the Funds
  performance will fluctuate in response       more stable investments (such as bonds    plan to remain fully invested, with at
  to stock and/or bond market movements        and cash equivalents) over the long       least 65% in stocks; stock investments
- Adverse market conditions may from           term                                      may include U.S. and foreign common
  time to time cause a Fund to take          - With respect to the Diversified and       stocks, convertible securities,
  temporary defensive positions that are       Balanced Funds, a diversified,            preferred stocks, trust or partner
  inconsistent with its principal              balanced portfolio should mitigate the    ship interests, warrants, rights, REIT
  investment strategies and may hinder         effects of wide market fluctuations,      interests and investment company
  the Fund from achieving its investment       especially when stock and bond prices     securities
  objective                                    move in different directions            - A Fund seeks to limit risk and enhance
                                                                                         performance through active man-
                                                                                         agement and diversification
                                                                                       - During severe market downturns, each
                                                                                         Fund has the option of investing up to
                                                                                         100% of assets in investment-grade
                                                                                         short-term securities

MANAGEMENT CHOICES
- A Fund could under perform its             - A Fund could outperform its benchmark   - The advisers focus their active
  benchmark due to its securities and          due to these same choices                 management on securities selection,
  asset allocation choices                                                               the area where they believe their
                                                                                         commitment to research can most
                                                                                         enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could     - Favorable exchange rate movements       - The Funds anticipate that total
  reduce gains or create losses                could generate gains or reduce losses     foreign investments will not exceed
- A Fund could lose money because of         - Foreign investments, which represent a    20% of assets (30% for Diversified
  foreign government actions, political        major portion of the world's              Fund, 30% for Equity Growth Fund and
  instability, or lack of adequate and         securities, offer attractive potential    10% for Small Cap Growth Fund)
  accurate information                         performance and opportunities for       - The Funds actively manage the currency
- Currency and investment risks tend to        diversification                           exposure of their foreign investments
  be higher in emerging markets; these       - Emerging markets can offer higher         relative to their benchmarks, and may
  markets also present higher liquidity        returns                                   hedge back into the U.S. dollar from
  and valuation risks                                                                    time to time (see also "Derivatives");
                                                                                         these currency management techniques
                                                                                         may not be available for certain
                                                                                         emerging markets investments

ILLIQUID HOLDINGS
- Each Fund could have difficulty            - These holdings may offer more attrac-   - No Fund may invest more than 15% of
  valuing these holdings precisely             tive yields or potential growth than      net assets in illiquid holdings
- Each Fund could be unable to sell these      comparable widely traded securities     - To maintain adequate liquidity to meet
  holdings at the time or price it                                                       redemptions, each Fund may hold high
  desires                                                                                quality short-term securities
                                                                                         (including repurchase agreements and
                                                                                         reverse repurchase agreements) and,
                                                                                         for temporary or extraordinary
                                                                                         purposes, may borrow from banks up to
                                                                                         33 1/3% of the value of its total
                                                                                         assets or draw on a line of credit

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative fund's annual report, which are available upon request.

JP MORGAN BALANCED FUND(1)

                                                       SIX MONTHS
                                                            ENDED                        YEAR ENDED
                                                          6/30/01  ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                      (UNAUDITED)     12/31/00     12/31/99  12/31/98    12/31/97   12/31/96
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $30.27       $38.50       $34.54      $29.26      $23.66     $21.25
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                0.28(2)      0.86(2)      0.78(2)     0.73        0.74       0.63

     Net gains or losses in securities (both realized
     and unrealized)                                     (1.80)       (1.96)        4.07        6.53        4.86       1.78
                                                         ------       ------      ------      ------      ------     --------
     Total from investment operations                    (1.52)       (1.10)        4.85        7.26        5.60       2.41

   Less distributions:

     Dividends from net investment income                 0.20         1.38         0.70        0.73          --         --

     Distributions from capital gains                     0.34         5.75         0.19        1.25          --         --
                                                        ------       ------       ------      ------      ------     --------
     Total dividends and distributions                    0.54         7.13         0.89        1.98          --         --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $28.21       $30.27       $38.50      $34.54      $29.26     $23.66
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             (4.98%)      (2.55%)      14.23%      25.15%      23.67%     11.31%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $55          $61         $103         $59         $36       $23
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                            1.00%        1.00%        1.00%       1.00%       1.00%      1.00%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                               1.97%        2.23%        2.19%       2.32%       2.73%      2.82%
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(3)                                    1.08%        1.06%        1.19%       1.28%       1.28%      1.17%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                1.89%        2.17%        2.00%       2.04%       2.45%      2.65%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    102%         134%          45%         58%         64%        70%
-----------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Balanced Fund.
(2) Calculated based upon average shares outstanding.
(3) Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND(1)

                                                    SIX MONTHS
                                                         ENDED                         YEAR ENDED                     1/25/96(2)
                                                       4/30/01    ---------------------------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE                     (UNAUDITED)  10/31/00      10/31/99     10/31/98      10/31/97      10/31/96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $48.76     $43.36        $41.53       $46.90      $41.65       $35.26
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                 --(3)    0.04(3)      (0.05)(3)     0.07        0.13(3)      0.17

      Net gains or losses in securities (both
      realized and unrealized)                           (2.07)     10.27          5.80        (0.54)      10.17         6.34
                                                        ------     ------        ------       ------      ------       ----------
      Total from investment operations                   (2.07)     10.31          5.75        (0.47)      10.30         6.51

   Distributions to shareholders from:

      Dividends from net investment income                  --         --            --           --        0.25         0.12

      Distributions from capital gains                    5.48       4.91          3.92         4.90        4.80          --
                                                        ------     ------        ------       ------      ------       ----------
      Total dividends and distributions                   5.48       4.91          3.92         4.90        5.05         0.12
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $41.21     $48.76        $43.36       $41.53      $46.90       $41.65
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                          (3.91%)    26.34%        14.71%       (1.20%)     26.98%       18.13%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $3        $15           $18          $52         $52         $32
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                            0.93%      0.94%         0.92%        0.91%       0.91%        1.25%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                               0.01%      0.09%        (0.11%)       0.11%       0.31%        0.81%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements(5)         0.98%      1.06%         0.99%        0.91%       0.91%        1.25%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and
   reimbursements(3)                                     (0.04%)    (0.03%)       (0.18%)       0.11%       0.31%        0.81%
---------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate(6)                               25%        66%           86%         104%         67%          90%
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Capital Growth Fund.
(2) Commencement of offering class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) The percentages reflect the portfolio turnover of the capital growth portfolio, of which the fund invested all of its investable assets.

JPMORGAN CORE EQUITY FUND(1)

                                                         SIX MONTHS
                                                              ENDED                            YEAR ENDED
                                                            6/30/01     --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                         (UNAUDITED)    12/31/00   12/31/99     12/31/98   12/31/97   12/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $26.41       $32.24     $26.52       $21.25     $15.94     $13.01
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                      --(2)        --       0.04(2)      0.09       0.14       0.16
                                                            -------      -------     ------       ------     ------     --------
      Net gains or losses in securities (both realized
      and unrealized)                                         (2.73)       (3.95)      6.27         6.44       5.17       2.77

      Total from investment operations                        (2.73)       (3.95)      6.31         6.53       5.31       2.93

   Less distributions:

      Dividends from net investment income                       --           --       0.04         0.09         --         --

      Distributions from capital gains                           --         1.88       0.55         1.17         --         --
                                                            -------      -------     ------       ------     ------     --------
      Total dividends and distributions                          --         1.88       0.59         1.26         --         --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $23.68       $26.41     $32.24       $26.52      $21.25    $15.94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                (10.34%)      (11.99%)    23.89%       30.95%     33.33%    22.54%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                           $119         $143       $181          $89        $51        $29
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                 1.00%        1.00%      1.00%        1.00%      1.00%      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                    0.02%       (0.01%)     0.13%        0.39%      0.74%      1.10%
--------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(3)                                         1.08%        1.05%      1.11%        1.18%      1.20%      1.14%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                    (0.06%)      (0.06%)     0.02%        0.21%      0.54%      0.96%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          32%**        37%**      11%(4)       32%        24%        29%
--------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Core Equity Fund.
(2) Calculated based upon average shares outstanding.
(3) Short periods have been annualized.
(4) Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in the core equity portfolio, and the portfolio turnover rate is disclosed at the portfolio level.
(5) Less than $.005 per share.
 ** The percentages reflect the portfolio turnover of the core equity portfolio, of which the fund invested all of its investable assets.

JPMORGAN DYNAMIC SMALL CAP FUND

                                                                                 SIX MONTHS              YEAR        4/5/99(2)
                                                                                      ENDED             ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE                                                     4/30/01          10/31/00         10/31/99
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $  24.65       $  15.98          $ 14.11
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                         (0.06)(3)      (0.13)(3)        (0.05)

      Net gains or losses in securities (both realized
      unrealized)                                                                   (5.38)          8.80            1.92
                                                                                 --------       --------          ----------
      Total from investment operations                                              (5.44)          8.67            1.87

   Distributions to shareholders from:

      Dividends from net investment income                                             --             --              --

      Distributions from capital gains                                               3.38             --              --
                                                                                 --------       --------          -----------
      Total dividends and distributions                                              3.38             --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $15.83         $24.65           $15.98
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                                    (23.11%)        54.26%           13.25%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
=============================================================================================================================
Net assets, end of period (in millions)                                               $--(6)        $--(6)            $--(6)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                                       1.10%          1.10%            1.91%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                                         (0.66%)        (0.59%)          (0.96%)
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(5)                 14.70%         15.48%(7)        34.70%(7)
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits(5)   (14.26%)       (14.97%)(7)      (33.75%)(7)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                22%            87%              92%
-----------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Small Cap Opportunities Fund.
(2) Commencement of offering class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Amounts round to less than one million.
(7) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN EQUITY GROWTH FUND

                                                         SIX MONTHS
                                                              ENDED                     YEAR ENDED
                                                             6/30/01    -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                          (UNAUDITED)   12/31/00  12/31/99    12/31/98  12/31/97  12/31/96
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $43.44      $68.09    $52.36      $38.36    $27.95    $23.20
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                    (0.07)(2)   (0.26)(2) (0.14)(2)    0.03      0.07      0.10

      Net gains or losses in securities (both realized
      and unrealized)                                          (5.11)     (16.22)    16.78       15.78     10.34      4.65
                                                              ------     -------    ------      ------    ------    ---------
      Total from investment operations                         (5.18)     (16.48)    16.64       15.81     10.41      4.75

   Less distributions:

      Dividends from net investment income                        --          --        --        0.03        --        --

      Distributions from capital gains                          2.22        8.17      0.91        1.78        --        --
                                                              ------     -------    ------      ------     -----    ---------
Total dividends and distributions                               2.22        8.17      0.91        1.81        --        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $36.04      $43.44    $68.09      $52.36    $38.36    $27.95
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  (11.49%)    (23.65%)   31.85%      41.38%    37.20%    20.52%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                            $134        $179      $320        $179       $74       $57
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                  1.00%       1.00%     1.00%       1.00%     1.00%     1.00%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                    (0.36%)     (0.40%)   (0.24%)      0.05%     0.20%     0.41%
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(3)                                          1.05%       1.02%     1.03%       1.09%     1.11%     1.08%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                     (0.41%)     (0.42%)   (0.27%)     (0.04%)    0.09%     0.33%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           71%**       58%**     15%(4)      35%       35%       62%
-----------------------------------------------------------------------------------------------------------------------------

(1)Formerly Chase Equity Growth Fund.
(2)Calculated based upon average shares outstanding.
(3)Short periods have been annualized.
(4)Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in the Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level.
* The percentages reflect the portfolio turnover of the Equity Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN EQUITY INCOME FUND(1)

                                                              SIX MONTHS
                                                                   ENDED                        YEAR ENDED
                                                                 6/30/01   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                             (UNAUDITED)    12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $35.33      $49.80     $46.14     $36.97     $28.21     $23.93
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                         0.10(2)     0.29(2)    0.32(2)    0.33       0.40       0.43

      Net gains or losses in securities (both realized and
      unrealized)                                                  (3.20)      (2.66)      5.65       9.32       8.36       3.85
                                                                  ------      ------     -------    -------    -------    -------
      Total from investment operations                             (3.10)      (2.37)      5.97       9.65       8.76       4.28

   Less distributions:

      Dividends from net investment income                          0.08        0.29       0.31       0.34         --         --

      Distributions from capital gains                              0.02       11.81       2.00       0.14         --         --
                                                                  ------      ------     -------    -------    -------    -------
      Total dividends and distributions                             0.10       12.10       2.31       0.48         --         --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $32.13      $35.33     $49.80     $46.14     $36.97     $28.21
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       (8.78%)    (3.85%)     13.06%     26.20%     31.50%     17.87%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                 $82         $97       $170       $128        $75        $63
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                      0.93%       1.00%      1.00%      1.00%      1.00%      1.00%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                         0.60%       0.59%      0.66%      0.82%      1.67%      1.67%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings
   credits(3)                                                       0.99%       1.03%      1.09%      1.10%      1.11%      1.07%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                          0.54%       0.56%      0.57%      0.72%      1.56%     1.60%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                3%         15%        16%         3%        14%       24%
---------------------------------------------------------------------------------------------------------------------------------

1 Formerly Chase Equity Income Fund.
2 Calculated based upon average shares outstanding.
3 Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND(1)

                                                   SIX MONTHS
                                                        ENDED                 YEAR ENDED                       1/25/96(2)
                                                      4/30/01     ----------------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE                    (UNAUDITED)  10/31/00   10/31/99   10/31/98   10/31/97     10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $40.99     $43.89     $43.43     $46.35     $39.26       $34.80
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                              0.18(3)    0.26(3)    0.35(3)   0.43(3)     0.52(3)      0.47

      Net gains or losses in securities (both
      realized and unrealized)                          (2.25)      3.33       5.12       3.50      10.20         4.46
                                                       ------     -------    -------    -------   --------    ---------
      Total from investment operations                  (2.07)      3.59       5.47       3.93      10.72         4.93

   Distributions to shareholders from:

      Dividends from net investment income               0.15       0.18       0.34       0.29       0.48         0.47

      Distributions from capital gains                   5.70       6.31       4.67       6.56       3.15          --
                                                       ------     -------    -------    -------   --------    ---------
      Total dividends and distributions                  5.85       6.49       5.01       6.85       3.63         0.47
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $33.07     $40.99     $43.89     $43.43     $46.35       $39.26
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                         (4.69%)     9.34%     13.30%      9.44%     29.37%       13.39%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                    $1         $5        $15        $24       $522          $28
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                           0.88%      0.89%      0.85%      0.85%      0.86%        1.24%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                              0.97%      0.64%      0.80%      0.95%      1.21%        1.73%
-----------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements(5)        0.88%      0.93%      0.85%      0.85%      0.86%        1.24%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and
   reimbursements(5)                                     0.97%      0.60%      0.80%      0.95%      1.21%        1.73%
-----------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate(6)                              10%        30%       125%       113%        65%          62%
-----------------------------------------------------------------------------------------------------------------------

 (1) Formerly Chase Vista Growth and Income Fund.
 (2) Commencement of offering class of shares.
 (3) Calculated based upon average shares outstanding.
 (4) Total return figures do not include the effect of any front-end or deferred sales load.
 (5) Short periods have been annualized.
 (6) The percentages reflect the portfolio turnover of the Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN SMALL CAP EQUITY FUND(1)

                                                   SIX MONTHS
                                                        ENDED               YEAR ENDED                    5/7/96(2)
                                                      4/30/01   ---------------------------------------  THROUGH
PER SHARE OPERATING PERFORMANCE                    (UNAUDITED)   10/31/00 10/31/99  10/31/98  10/31/97  10/31/96
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $28.52     $23.10    $20.59    $23.71    $19.22    $18.44
------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                             (0.03)(3)  (0.05)(3) (0.02)(3) (0.02)     0.03      0.02

      Net gain or losses in securities (both
      realized and unrealized)                          (2.78)      8.12      2.70     (2.46)     4.75      0.76
                                                       --------   --------  --------  --------  ------  --------
      Total from investment operations                  (2.81)      8.07      2.68     (2.48)     4.78      0.78

   Distributions to shareholders from:

      Dividends from net investment income                 --         --        --        --        --        --

      Distributions from capital gains                   3.89       2.65      0.17      0.64      0.29        --
                                                       --------   --------  --------  --------  ------  --------
      Total dividends and distributions                  3.89       2.65      0.17      0.64      0.29        --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $21.82     $28.52    $23.10    $20.59    $23.71    $19.22
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                         (9.78%)    37.94%    13.06%   (10.64%)   25.15%     4.23%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $421       $383      $269      $254      $307       $52
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------
   Expenses(5)                                           0.93%      0.88%     0.88%     1.04%     1.10%     1.10%
----------------------------------------------------------------------------------------------------------------
   Net investment income(5)                             (0.26%)    (0.20%)   (0.07%)   (0.09%)    0.13%     0.27%
---------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(5)                                   1.17%      1.13%     1.13%     1.13%     1.14%     1.27%
---------------------------------------------------------------------------------------------------------------
   Net investment income without waivers,
   reimbursements and earnings credits(5)               (0.50%)    (0.45%)   (0.32%)   (0.18%)    0.09%     0.10%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    23%        75%       92%       74%       55%       78%
---------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Small Cap Equity Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND(1)


                                                                  YEAR ENDED             6/16/97(2)
                                                      ---------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                      5/31/01      5/31/00     5/31/99     5/31/98
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $15.90       $12.17      $12.57      $10.00
------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                             (0.07)          --       (0.01)      (0.02)

      Net gains or losses on investments (both
      realized and unrealized)                          (2.29)        3.73       (0.08)       2.59
                                                      --------    ----------  ----------  ------------
      Total from investment operations                  (2.36)        3.73       (0.09)       2.57

   Less distributions:

      Distributions from capital gains                   1.35           --        0.31          --
                                                      --------    ----------  ----------  ------------
      Total distributions                                1.35           --        0.31          --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.19       $15.90      $12.17      $12.57
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (15.51)%      30.65%      (0.49)%     25.70%(3)
======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $339         $529        $286        $189
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------
   Net expenses(4)                                       0.99%        0.99%       1.07%       1.19%
------------------------------------------------------------------------------------------------------
   Net investment income (4)                            (0.35)%      (0.47)%     (0.42)%     (0.37)%
------------------------------------------------------------------------------------------------------
   Expenses without reimbursements (4)                   0.99%        0.99%       1.07%       1.25%
------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements (4)     (0.35)%      (0.47)%     (0.42)%     (0.43)%
------------------------------------------------------------------------------------------------------
   Portfolio turnover rate(5)                             117%         132%        116%         73%
------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan U.S. Small Company Opportunities Fund.
(2) Commencement of operations.
(3) Not annualized.
(4) Short periods have been annualized.
(5) The percentages reflect the portfolio turnover of The U.S. Small Company
(5) Opportunities Portfolio, of which the Fund invested all of the investable assets.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER

P.O. BOX 219392
KANSAS CITY, MO 641 .21-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102 1-202-942-8090
Email: Publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

           The fund's investment company act file nos.are as follows:

                 JPMorgan Balanced Fund              811-5526
                 JPMorgan Capital Growth Fund        811-5151
                 JPMorgan Core Equity Fund           811-5526
                 JPMorgan Disciplined Equity Fund    811-7342
                 JPMorgan Diversified Fund           811-7342
                 JPMorgan Dynamic Small Cap Fund     811-5151
                 JPMorgan Equity Growth Fund         811-5526
                 JPMorgan Equity Income Fund         811-5526
                 JPMorgan Growth and Income Fund     811-5151
                 JPMorgan Mid Cap Value Fund        811-08189
                 JPMorgan Small Cap Equity Fund      811-5151
                 JPMorgan Small Cap Growth Fund     811-08189
                 JPMorgan U.S. Equity Fund           811-7342
                 JPMorgan U.S. Small Company Fund    811-7342
                 JPMorgan U.S. Small Company
                         Opportunities Fund          811-7340

        (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR-EQS-901 X

                          PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN FIXED INCOME FUNDS

CLASS C SHARES

GLOBAL STRATEGIC INCOME FUND

                                    The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                         [LOGO] JPMORGAN Fleming
                                                                Asset Management

CONTENTS

Global Strategic Income Fund                                                   1

Fund's Management and Administration                                           7

How Your Account Works                                                         8

      Buying Fund Shares                                                       8

      Selling Fund Shares                                                      9

      Exchanging Fund Shares                                                  10

      Other Information Concerning the Fund                                   11

      Distributions and Taxes                                                 12

Shareholder Services                                                          13

Investments                                                                   14

Risk and Reward Elements                                                      16

How To Reach Us                                                       Back cover

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 14-18.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. or which are unrated securities of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent).

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.


-     12% international non-dollar (range 0-25%)

-     35% public/private mortgages (range 20-45%)

-     15% public/private corporates (range 5-25%)

-     15% emerging markets (range 0-25%)

-     23% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.
      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.



      INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

      -     WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

      -     HAVE A SHORT-TERM INVESTMENT HORIZON

      -     ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

      -     REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark.

The performance of the period before Class C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Institutional Shares. The performance figures in the bar chart do not reflect any deduction for the contingent deferred sales load which is assessed on Class C Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS (1)(2)(3)

1998                              2.59%
1999                              2.51%
2000                              7.98%
---------------------------------------

---------------------------------------
BEST QUARTER                      3.13%
---------------------------------------
                      1st quarter, 1998
---------------------------------------
WORST QUARTER                    -1.45%
---------------------------------------
                      3rd quarter, 1998

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.15%

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                PAST 1 YEAR         LIFE OF FUND
--------------------------------------------------------------------------------
CLASS C SHARES(3)                                6.95                6.02
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND
INDEX (NO EXPENSES)                             11.63               7.84
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97.
(2)   THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS C AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS C SHARES WOULD HAVE BEEN LOWER BECAUSE CLASS C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS C SHARES

The estimated expenses of Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                                 CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                     1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

                                                                 CLASS C SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                       0.45
--------------------------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES                                        0.75
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES                                              0.25
--------------------------------------------------------------------------------
OTHER EXPENSES(1)                                                     0.75
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                              2.20
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               (0.45)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                       1.75
--------------------------------------------------------------------------------

(1)   "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
      YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class C Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                    1 YEAR       3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS C SHARES* ($)                  278           645       1,139        2,499
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                    1 YEAR       3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS C SHARES ($)                   178          645        1,139       2,499
--------------------------------------------------------------------------------

*     ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

THE FUND'S  MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Institutional Funds, which is a Massachusetts business trust. The Trust is governed by the trustees who are responsible for overseeing all business activities.

FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding Company.

During the most recent fiscal year end, the adviser was paid management fees (net of waivers) of 0.45% of average daily net assets.

THE PORTFOLIO MANAGER

The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR

Morgan Guaranty Trust Company of New York (the administrator) provides administrative services and oversees the Fund's other service providers. The administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class C Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

ABOUT SALES CHARGES

You may pay a sales charge to sell Class C Shares in the Fund.

If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year. There are also ongoing charges that all investors pay as long as they own their shares.

The contingent deferred sales load is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The contingent deferred sales load on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales load charge first. Shares acquired by the reinvestment distribution can be sold without a contingent deferred sales load.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service

Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at the market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

MINIMUM INVESTMENTS

TYPE OF                                              INITIAL         ADDITIONAL
ACCOUNT                                              INVESTMENT      INVESTMENTS
--------------------------------------------------------------------------------
REGULAR ACCOUNT                                      $2,500          $100
--------------------------------------------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)                                   $1,000          $100
--------------------------------------------------------------------------------
IRAS                                                 $1,000          $100
--------------------------------------------------------------------------------
SEP-IRAS                                             $1,000          $100
--------------------------------------------------------------------------------
EDUCATION IRAS                                       $  500          $100
--------------------------------------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class C Shares.

SELLING FUND SHARES

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative that you want to sell the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAW PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable deferred sales charge in the case of Class C Shares sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

-     you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Fund's shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan fund to shares of another fund of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class C Shares of the Fund for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the JPMorgan fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Fund may issue multiple classes of shares. This prospectus relates only to Class C Shares of the Fund. Each class may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares ordinary income dividends daily and pays them monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-     reinvest all of them in additional Fund shares without a sales charge;
- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

If you sell Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class C Shares.

INVESTMENTS

This table discusses the customary types      -    Permitted (and if applicable, percentage limitation)
of investments which can be held by the            percentage of total assets - BOLD
Fund. In each case the related types of            percentage of net assets - ITALIC
risk are listed on the following page         @    Permitted, but not typically used
(see below for definitions). This table       +    Permitted, but no current intention of use
reads across two pages                        --    Not permitted

                                                                                                                              GLOBAL
                                                                                                                           STRATEGIC
                                                   RELATED TYPES OF RISK                                                      INCOME
ASSET-BACKED SECURITIES Interests in a        credit, interest rate, market, prepayment                                         -
stream of payments from specific assets,
such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates      credit, currency, liquidity, political                                            -
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term         credit, currency, interest rate, liquidity, market, political                     @
debt issued by domestic and foreign
banks or corporations. These securities
are usually discounted and are rated by
S&P, Moody's or other nationally
recognized statistical rating
organization.

CONVERTIBLE SECURITIES Domestic and           credit, currency, interest rate, liquidity, market, political, valuation          @
foreign debt securities that can be
converted into equity securities at a
future time and price.

CORPORATE BONDS Debt securities of            credit, currency, interest rate, liquidity, market, political, valuation          -
domestic and foreign industrial,
utility, banking, and other financial
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt       credit, environmental, extension, interest rate, liquidity, market,
instrument which gives the lender a lien      natural event, political, prepayment, valuation                                   -
on property as security for the loan
payment.

MORTGAGE-BACKED SECURITIES Domestic and       credit, currency, extension, interest rate, leverage, market, political,
foreign securities (such as Ginnie Maes,      prepayment                                                                        -
Freddie Macs, Fannie Maes) which
represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of             currency, extension, interest rate, leverage, liquidity, market, political,
domestic and foreign mortgage-backed          prepayment                                                                        -
securities with the promise to purchase
similar securities at a later date.
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that        credit, currency, extension, interest rate, liquidity, political, prepayment      -
represent a share of bank debt or
similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other             credit, interest rate, liquidity, market, valuation                               -
investments that are sold directly to an
institutional investor.

REITS AND OTHER REAL-ESTATE RELATED           credit, interest rate, liquidity, market, natural event, prepayment, valuation    -
INSTRUMENTS Securities of issuers that
invest in real estate or are secured by
real estate.

REPURCHASE AGREEMENTS Contracts whereby       credit                                                                            -
the Fund agrees to purchase a security
and resell it to to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts       credit                                                                            -
whereby the Fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF      credit, currency, interest rate, market, political                                -
SUPRANATIONAL ORGANIZATIONS Dollar- or
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a         credit, currency, interest rate, leverage, market, political                      -
party agrees to exchange periodic
payments with a counterparty. Segregated
liquid assets are used to offset
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES               credit, interest rate, market, natural event, political                           --
Securities, generally issued as general
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt               interest rate                                                                     -
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED        credit, currency, interest rate, liquidity, market, political, valuation          -
PAYMENT SECURITIES Domestic and foreign
securities offering non-cash or
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS

MARKET CONDITIONS

- The Fund's share price, yield, and total return will fluctuate in response to bond market movements

- The value of most bonds will fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls

- Adverse market conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

- Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

CREDIT QUALITY

- The default of an issuer would leave the Fund with unpaid interest or principal
- Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

FOREIGN INVESTMENTS

- The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information

-     Currency exchange rate movements could reduce gains or create losses
- Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

POTENTIAL REWARDS

MARKET CONDITIONS

- Bonds have generally outperformed money market investments over the long term, with less risk than stocks
-     Most bonds will rise in value when interest rates fall

- Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

CREDIT QUALITY

-     Investment-grade bonds have a lower risk of default
-     Junk bonds offer higher yields and higher potential gains

FOREIGN INVESTMENTS

- Foreign bonds, which represent a major portion of the world's fixed income securities, offer attractive potential performance and opportunities for diversification
-     Favorable exchange rate movements could generate gains or reduce losses
-     Emerging markets can offer higher returns

POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS

- Under normal circumstances the Fund plans to remain fully invested in bonds and other fixed income securities
- Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements
- The Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection, and duration management
- During severe market downturns, the Fund has the option of investing up to 100% of assets in high quality short-term securities
- The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

CREDIT QUALITY

- The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
- The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

FOREIGN INVESTMENTS

-     Foreign bonds are a primary investment for the Global Strategic Income
      Fund
- To the extent that the Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also "Derivatives"); these currency management techniques may not be available for certain emerging markets investments

POTENTIAL RISKS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

- When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its bench mark due to its sector, securities or duration choices

DERIVATIVES

- Derivatives such as futures, options, swaps and forward foreign currency contracts(1) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred
- Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities
-     The counterparty to a derivatives contract could default
- Certain types of derivatives involve costs to the Fund which can reduce returns

-     Derivatives that involve leverage could magnify losses

- Derivatives used for non-hedging purposes could cause losses that exceed the original investment

- Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund's assets and defer recognition of certain of the Fund's losses

POTENTIAL REWARDS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-     The Fund can take advantage of attractive transaction opportunities

MANAGEMENT CHOICES

-     The Fund could outperform its benchmark due to these same choices

DERIVATIVES

- Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

- The Fund could make money and protect against losses if management's analysis proves correct

- Derivatives that involve leverage could generate substantial gains at low cost

POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-     The Fund segregates liquid assets to offset leverage risks

MANAGEMENT CHOICES

- The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

DERIVATIVES

- The Fund uses derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management (i.e., to adjust duration or yield curve exposure, or to establish or adjust exposure to particular securities, markets, or currencies); risk management may include management of the Fund's exposure relative to its benchmark
- The Fund only establishes hedges that it expects will be highly correlated with underlying positions
- While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolios

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS

SECURITIES LENDING

- When the Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
- The collateral will be subject to the risks of the securities in which it is invested

ILLIQUID HOLDINGS

-     The Fund could have difficulty valuing these holdings precisely
- The Fund could be unable to sell these holdings at the time or price desired

SHORT-TERM TRADING

-     Increased trading would raise the Fund's transaction costs

- Increased short-term capital gains distributions would raise shareholders' income tax liability

POTENTIAL REWARDS

SECURITIES LENDING

- The Fund may enhance income through the investment of the collateral received from the borrower

ILLIQUID HOLDINGS

- These holdings may offer more attractive yields or potential growth than comparable widely traded securities

SHORT-TERM TRADING

-     The Fund could realize gains in a short period of time
- The Fund could protect against losses if a bond is overvalued and its value later falls

POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING

-     The adviser maintains a list of approved borrowers
- The Fund receives collateral equal to at least 100% of the current value of securities loaned
-     The lending agents indemnify the Fund against borrower default
- The adviser's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
- Upon recall, the borrower must return the securities loaned within the normal settlement period

ILLIQUID HOLDINGS

-     The Fund may not invest more than 15% of net assets in illiquid holdings
- To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets

SHORT-TERM TRADING

- The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity
- The Fund's portfolio turnover rate for the most recent fiscal year is listed below:

         Global Strategic Income Fund: 139% (for the most recent semi-annual period)

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies.
It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                               393 Manley Street
                         West Bridgewater, MA 02379-1039

            The Fund's Investment Company Act File No. is 811-07342.

      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN INTERNATIONAL EQUITY FUNDS

CLASS C SHARES

FLEMING INTERNATIONAL EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Fleming International Equity Fund                     1

The Fund's Management and Administration              8

How Your Account Works                                9

      About Sales Charges                             9

      Buying Fund Shares                              9

      Selling Fund Shares                            10

      Exchanging Fund Shares                         11

      Other Information Concerning the Fund          12

      Distributions and Taxes                        13

Shareholder Services                                 14

What the Terms Mean                                  15

Risk and Reward Elements                             17

How To Reach Us                              Back cover

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
17-18.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.


The Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while under-weighting or avoiding those that appear overvalued.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investor Service Inc. It also may invest in unrated securities of comparable quality.


To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions


The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa(3) by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


     WHO MAY WANT TO INVEST

     THIS FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the EAFE Index, a widely recognized market benchmark.

The performance for the period before Class C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Class C Shares would have been lower than the performance shown because Class C Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor). The performance figures in the bar chart do not reflect the contingent deferred sale load which is assessed on Class C Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class C Shares reflect the deduction of the contingent deferred sales load.

For the period 1/1/91 to 10/31/93, returns reflect the performance of the J.P.Morgan International Equity Fund, the Fund's predecessor.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -15.27%.

YEAR-BY-YEAR RETURNS(1),(2)


[CHART]


1991                              10.58%
1992                             -10.77%
1993                              24.52%
1994                               6.00%
1995                               7.96%
1996                               8.48%
1997                               1.46%
1998                              13.62%
1999                              30.22%
2000                             -17.75%


----------------------------------------
BEST QUARTER                      30.22%
----------------------------------------
                      4th quarter, 1999
----------------------------------------
WORST QUARTER                    -17.75%
----------------------------------------
                      4th quarter, 2000


AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000



                              PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
----------------------------------------------------------------------
CLASS C SHARES(2)             -18.50%       6.02%         6.54%
----------------------------------------------------------------------
EAFE INDEX (NO EXPENSES)      -14.17        7.13          6.29
----------------------------------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS C SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS C SHARES WOULD BE LOWER BECAUSE CLASS C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS C SHARES
The estimated expenses of the Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                               CLASS C SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                              NONE
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS        1.00%
-------------------------------------------------------------------------------




* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.



ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                               CLASS CSHARES
MANAGEMENT FEES                                0.60
DISTRIBUTION (RULE 12B-1) FEES                 0.75
SHAREHOLDER SERVICE FEES                       0.25
OTHER EXPENSES(1)                              0.58
TOTAL OPERATING EXPENSES                       2.18
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)       (0.23)
NET EXPENSES(2)                                1.95



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.95% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

-  5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR         3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
CLASS C SHARES* ($)             298            660         1,149       2,495
-------------------------------------------------------------------------------



IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                              1 YEAR         3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
CLASS C SHARES ($)            198            660          1,149       2,495
-------------------------------------------------------------------------------



* ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P.Morgan Institutional Funds, a Massachusetts business trust. The trust is governed by the same trustees who are responsible for overseeing all business activities.



THE FUND'S INVESTMENT ADVISER
J.P.Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.



JPMIM is a wholly owned subsidiary of J.P.Morgan Chase & Co. (JPMorgan Chase), a bank holding company.



During the most recent fiscal year, the adviser was paid a management fee (net of waivers) of 0.60% of average net assets.



PORTFOLIO MANAGERS
The portfolio management team is led by Paul A. Quinsee, Managing Director, who joined the team in April 1993 and has been at JPMorgan Chase (or one of its predecessors) since 1992, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Jenny S. Sicat, Vice President, who joined the team in August 2000 and has been at JPMorgan Chase (or one of its predecessors since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

THE FUND'S ADMINISTRATOR
Morgan Guaranty Trust Company of New York (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class C Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.



THE FUND'S DISTRIBUTOR
J.P.Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


ABOUT SALES CHARGES

You may pay a sales charge when you sell Class C shares in the Fund.
If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year. There are also ongoing charges that all investors pay as long as they own their shares.

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL
The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.



BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Fund invests in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Fund.


The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.


MINIMUM INVESTMENTS



TYPE OF             INITIAL    ADDITIONAL
ACCOUNT             INVESTMENT INVESTMENTS
------------------------------------------
REGULAR ACCOUNT     $2,500     $100
------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)  $1,000     $100
------------------------------------------
IRAS                $  500     $100
------------------------------------------
SEP-IRAS            $1,000     $100
------------------------------------------
EDUCATION IRAS      $  500     $100
------------------------------------------



(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.



You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class C shares.


SELLING FUND SHARES

You can sell your shares in one of three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to sell shares in the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days, or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:


JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.


GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable deferred sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.


You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class C Shares of a Fund for Class C Shares of another JPMorgan Fund you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund distributes any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through " to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding


The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.


The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.


You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.


FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
If you sell Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class C Shares.

WHAT THE TERMS MEAN


DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

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


RISK AND REWARD ELEMENTS FOR THE FUND
This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.



POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS
- The Fund's share price and performance    - Stocks have generally outperformed         - Under normal circumstances the Fund
  will fluctuate in response to stock         more stable investments (such as bonds       plans to remain fully invested, with
  market movements                            and cash equivalents) over the long          at least 65% in stocks; stock
- The value of most bonds will fall           term                                         investments may include convertible
  when interest rates rise; the longer      - Foreign investments, which represent a       securities, preferred stocks,
  a bond's maturity and the lower its         major portion of the world's                 depositary receipts (such as ADRs and
  credit quality, the more its value          securities, offer attractive potential       EDRs), trust or partnership interests,
  typically falls                             performance and opportunities for            warrants, rights, and investment
- The Fund could lose money because of        diversification                              company securities
  foreign government actions, political     - Emerging markets can offer higher          - The Fund seeks to limit risk and
  instability, or lack of adequate            returns                                      enhance performance through active
  and/or accurate information               - Most bonds will rise in value when           management, country allocation and
- Investment risks tend to be higher in       interest rates fall                          diversification
  emerging markets. These markets also      - Foreign bonds, which represent a major     - During severe market downturns, the
  present higher liquidity and valuation      portion of the world's fixed income         Funds have the option of investing up
  risks                                       securities, offer attractive potential       to 100% of assets in investment-grade
- Adverse market conditions may from          performance and opportunities for            short-term securities
  time to time cause the Fund to take         diversification
  temporary defensive positions that are
  inconsistent with its principal
  investment strategies and may hinder
  the Fund from achieving its investment
  objective

MANAGEMENT CHOICES
- The Fund could underperform its           - The Fund could outperform its              - The adviser focuses its active
  benchmark due to its securities             benchmark due to these same choices          management on securities selection,
  choices and other management decisions                                                   the area where it believes its
                                                                                           commitment to research can most
                                                                                           enhance returns

FOREIGN CURRENCIES
- Currency exchange rate movements could    - Favorable exchange rate movements          - Except as noted earlier in this
  reduce gains or create losses               could generate gains or reduce losses        prospectus, the Fund manages the
- Currency risks tend to be higher in                                                      currency exposure of its foreign
  emerging markets; these markets also                                                     investments relative to its benchmark
  present higher liquidity and valuation                                                   and may hedge a portion of its foreign
  risks                                                                                    currency exposure into the U.S. dollar
                                                                                           from time to time (see also
                                                                                           "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When the Fund buys securities before      - The Fund can take advantage of              - The Fund segregates liquid assets to
  issue or for delayed delivery, it           attractive transaction opportunities          offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
DERIVATIVES
- Derivatives such as futures, options,     - Hedges that correlate well with            - The Fund uses derivatives, such as
  swaps, and forward foreign currency         underlying positions can reduce or           futures, options, swaps, and forward
  contracts(1) that are used for hedging      eliminate losses at low cost                 foreign currency contracts, for
  the portfolio or specific securities      - The Funds could make money and protect       hedging and for risk management (i.e.,
  may not fully offset the underlying         against losses if the investment             to establish or adjust exposure to
  positions and this could result in          analysis proves correct                      particular securities, markets or
  losses to a Fund that would not have      - Derivatives that involve leverage            currencies); risk management may
  otherwise occurred                          could generate substantial gains at          include management of such Fund's
- Derivatives used for risk management        low cost                                     exposure relative to its benchmark.
  or for the Fund to increase the Fund's                                                   The Fund may also use derivatives to
  gain may not have the intended effects                                                   increase the Fund's gain
  and may result in losses or missed                                                     - The Fund only establishes hedges that
  opportunities                                                                            it expects will be highly correlated
- The counterparty to a                                                                    with underlying positions
  derivatives contract could default                                                     - While the Fund may use derivatives
- Derivatives that involve leverage                                                        that incidentally involve leverage,
  could magnify losses                                                                     they do not use them for the specific
- Certain types of derivatives involve                                                     purpose of leveraging its portfolio
  costs to a Fund which can reduce
  returns
- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses.

SECURITIES LENDING
- When a Fund lends a security, there is    - The Fund may enhance income through        - The adviser maintains a list of
  a risk that the loaned securities may       the investment of the collateral             approved borrowers
  not be returned if the borrower or the      received from the borrower                 - The Fund receives collateral equal to
  lending agent defaults                                                                   at least 100% of the current value of
- The collateral will be subject to the                                                    securities loaned
  risks of the securities in which it is                                                 - The lending agents indemnify the Fund
  invested                                                                                 against borrower default
                                                                                         - The adviser's collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses
                                                                                         - Upon recall, the borrower must return
                                                                                           the securities loaned within the
                                                                                           normal settlement period

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing    - These holdings may offer more              - The Fund may not invest more than 15%
  these holdings precisely                    attractive yields or potential growth        of net assets in illiquid holdings
- The Fund could be unable to sell these      than comparable widely traded              - To maintain adequate liquidity to meet
  holdings at the time or price it            securities                                   redemption, the Fund may hold
  desires                                                                                  investment-grade short-term securities
                                                                                           (including repurchase agreements and
                                                                                           reverse repurchase agreements) and,
                                                                                           for temporary or extraordinary
                                                                                           purposes, may borrow from banks up to
                                                                                           33 1/3% of the value of its total
                                                                                           assets

SHORT-TERM TRADING
- Increased trading could raise a Fund's    - The Fund could realize gains in a          - The Fund generally avoids short-term
  brokerage and related costs                 short period of time                         trading, except to take advantage of
- Increased short-term capital gains        - The Fund could protect against losses        attractive or unexpected opportunities
  distributions could raise                   if a stock is overvalued and its value       or to meet demands generated by
  shareholders' income tax liability          later falls                                  shareholder activity
                                                                                         - The Fund's portfolio turnover rate for
                                                                                           the most recent fiscal year is listed
                                                                                           below: Disciplined Equity Fund: 72%



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:


ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of the documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.


PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039


             The Fund's Investment Company Act File No. is 811-5151
      (C) 2001 J.P.Morgan Chase & Co. All Rights Reserved. September 2001

                                            PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN INTERNATIONAL
EQUITY FUNDS

CLASS C SHARES

FLEMING EMERGING MARKETS EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]JPMORGAN FLEMING
      Asset Management

CONTENTS

Fleming Emerging Markets Equity Fund                                    1
The Fund's Management and Administration                                8
How Your Account Works                                                  9
   About Sales Charges                                                  9
   Buying Fund Shares                                                   9
   Selling Fund Shares                                                 10
   Exchanging Fund Shares                                              11
   Other Information Concerning the Fund                               12
   Distributions and Taxes                                             13
Shareholder Services                                                   14
What the Terms Mean                                                    15
Risk and Reward Elements                                               16
How To Reach Us                                                Back cover

JPMorgan FLEMING EMERGING MARKETS
         EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
16-17.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities of emerging markets. The Fund may also invest to a lesser extent in debt securities of these countries. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund). It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

The performance of the Fund before Class C Shares were launched is based on Institutional Chass Shares. During this period, the actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Institutional Class Shares.

The performance figures in the bar chart do not reflect the contingent deferred sales load which is assessed on Class C Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 0.32%.

YEAR-BY-YEAR RETURNS(1,2,3)

[CHART]

1994          -7.19%
1995          -9.68%
1996          -8.84%
1997          -7.71%
1998         -30.33%
1999          59.40%
2000         -30.23%

------------------------------------
BEST QUARTER                25.88%
------------------------------------
                 4th quarter, 1999
------------------------------------
 WORST QUARTER             -23.56%
------------------------------------
                 2nd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                             PAST 1 YR.    PAST 5 YRS.     LIFE OF FUND
-----------------------------------------------------------------------------------------
 CLASS C SHARES(3)                           -34.25        -6.01           -4.79

 MSCI EMERGING MARKETS EQUITY FREE
 INDEX (NO EXPENSES)                         -30.61        -4.17           -2.64

(1) THE FUND COMMENCED OPERATIONS ON 11/15/93 AND PERFORMANCE IS CALCULATED AS OF 11/30/93.
(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS C SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS C SHARES WOULD BE LOWER BECAUSE CLASS C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

INVESTOR EXPENSES FOR CLASS C SHARES
The expenses of the Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                               CLASS C SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
 SHOWN AS % OF THE OFFERING PRICE*                             NONE

 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS       1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                CLASS C SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                                 1.00
 DISTRIBUTION (RULE 12b-1) FEES                                  0.75
 SHAREHOLDER SERVICE FEES                                        0.25
 OTHER EXPENSES(1)                                               0.73
 TOTAL OPERATING EXPENSES                                        2.73
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(2)                                               (0.23)
 NET EXPENSES(2)                                                 2.50

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 2.50% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS C SHARES* ($)            353         826         1,424       3,044

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS C SHARES ($)             253         826         1,424       3,044

*ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid the management fees (net of waivers) of 1.00% of average daily net assets.

PORTFOLIO MANAGERS
The management team is led by Satyen Mehta, Managing Director, who has been at JPMorgan Chase (or one of its predecessors) since 1984, and Peter Clark, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1968. Mr. Mehta has been on the team since the fund's inception. Mr. Clark joined the team in 1999.

THE FUND'S ADMINISTRATOR
The Morgan Guaranty Trust Company of New York (the "Administrator") provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class C Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

ABOUT SALES CHARGES
You may pay a sales charge to sell Class C Shares in the Fund. If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year. There are also ongoing charges that all investors pay as long as they own their shares.

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL
The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES
You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Fund invests in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

MINIMUM INVESTMENTS

 TYPE OF                     INITIAL             ADDITIONAL
 ACCOUNT                     INVESTMENT          INVESTMENTS
--------------------------------------------------------------
 REGULAR ACCOUNT             $2,500              $100

 SYSTEMATIC

 INVESTMENT PLAN(1)          $1,000              $100

 IRAS                        $1,000              $100

 SEP-IRAS                    $1,000              $100

 EDUCATION IRAS              $500                $100

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase your shares by uncertified check, you cannot sell these shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class C Shares.

SELLING FUND SHARES
You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to sell shares in the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable deferred sales charges. We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds' Shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class C Shares for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:
JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund distributes any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
If you sell Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class C Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help certain Fund manage risk.

POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS

-    The Fund's share price and         -    Stocks have generally              -    Under normal circumstances the
     performance will fluctuate in           outperformed more stable                Fund plans to remain fully
     response to stock market                investments (such as bonds and          invested, with at least 65% in
     movements                               cash equivalents) over the              stocks; stock investments may
                                             long term                               include convertible
-    The Fund could lose money                                                       securities, preferred stocks,
     because of foreign government      -    Foreign investments, which              depositary receipts (such as
     actions, political                      represent a major portion of            ADRs and EDRs), trust or
     instability, or lack of                 the world's securities, offer           partnership interests,
     adequate and/or accurate                attractive potential                    warrants, rights, and
     information                             performance and opportunities           investment company securities
                                             for diversification
-    Investment risks tend to be                                                -    The Fund seeks to limit risk
     higher in emerging markets.        -    Emerging markets can offer              and enhance performance
     These markets also present              higher returns                          through active management,
     higher liquidity and valuation                                                  country allocation and
     risks                                                                           diversification

-    Adverse market conditions may                                              -    During severe market
     from time to time cause the                                                     downturns, the Fund has the
     Fund to take temporary                                                          option of investing up to 100%
     defensive positions that are                                                    of assets in investment-grade
     inconsistent with its                                                           short-term securities
     principal investment
     strategies and may hinder the                                              -    The Fleming Emerging Markets
     Fund from achieving its                                                         Equity Fund will invest up to
     investment objective                                                            20% of assets in debt
                                                                                     securities when the adviser
                                                                                     believes the potential total
                                                                                     return in emerging markets
                                                                                     equity securities.

MANAGEMENT CHOICES

-    The Fund could underperform        -    The Fund could outperform its      -    The advisers focus their
     its benchmark due to its                benchmark due to these same             active management on
     securities choices and other            choices                                 securities selection, the area
     management decisions                                                            where they believe their
                                                                                     commitment to research can
                                                                                     most enhance returns

FOREIGN CURRENCIES                      -    Favorable exchange rate            -    Except as noted earlier in
                                             movements could generate gains          this prospectus, the Fund
-    Currency exchange rate                  or reduce losses                        manages the currency exposure
     movements could reduce gains                                                    of its foreign investments
     or create losses                                                                relative to its benchmark and
                                                                                     may hedge a portion of its
-    Currency risks tend to be                                                       foreign currency exposure into
     higher in emerging markets;                                                     the U.S. dollar from time to
     these markets also present                                                      time (see also "Derivatives")
     higher liquidity and valuation
     risks

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-    When the Fund buys securities      -    The Fund can take advantage of     -    The Fund segregates liquid
     before issue or for delayed             attractive transaction                  assets to offset leverage risk
     delivery, it could be exposed           opportunities
     to leverage risk if it does
     not segregate liquid assets

POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
DERIVATIVES

-    Derivatives such as                -    Hedges that correlate              -    The Fund uses
     futures, options, swaps,                well with underlying                    derivatives, such as
     and forward foreign                     positions can reduce or                 futures, options, swaps,
     currency contracts(1)                   eliminate losses at low                 and forward foreign
     that are used for hedging               cost                                    currency contracts, for
     the portfolio or specific                                                       hedging and for risk
     securities may not fully           -    The Fund could make                     management (i.e., to
     offset the underlying                   money and protect against               establish or adjust
     positions and this could                losses if the investment                exposure to particular
     result in losses to the                 analysis proves correct                 securities, markets or
     Fund that would not have                                                        currencies); risk
     otherwise occurred                 -    Derivatives that involve                management may include
                                             leverage could generate                 management of such Fund's
-    Derivatives used for risk               substantial gains at low                exposure relative to its
     management or to increase               cost                                    benchmark. Certain Funds
     the Fund's gain may not                                                         may also use derivatives
     have the intended effects                                                       to increase the Fund's
     and may result in losses                                                        gain.
     or missed opportunities
                                                                                -    The Funds only establish
-    The counterparty to a                                                           hedges that it expects
     derivatives contract                                                            will be highly correlated
     could default                                                                   with underlying positions

-    Derivatives that involve                                                   -    While the Funds may use
     leverage could magnify                                                          derivatives that
     losses                                                                          incidentally involve
                                                                                     leverage, they do not use
-    Certain types of                                                                them for the specific
     derivatives involve costs                                                       purpose of leveraging its
     to a Fund which can                                                             portfolio
     reduce returns

-    Derivatives may, for tax
     purposes, affect the
     character of gain and
     loss realized by the
     Fund, accelerate
     recognition of income to
     the Fund, affect the
     holding period of the
     Fund's assets and defer
     recognition of certain of
     a Fund's losses.

SECURITIES LENDING

-    When the fund lends a              -    The Fund may enhance               -    The adviser maintains a
     security, there is a risk               income through the                      list of approved
     that the loaned                         investment of the                       borrowers
     securities may not be                   collateral received from
     returned if the borrower                the borrower                       -    The Fund receives
     or the lending agent                                                            collateral equal to at
     defaults                                                                        least 100% of the current
                                                                                     value of securities
-    The collateral will be                                                          loaned
     subject to the risks of
     the securities in which                                                    -    The lending agents
     it is invested                                                                  indemnify the Fund
                                                                                     against borrower default

                                                                                -    The advisers' collateral
                                                                                     investment guidelines
                                                                                     limit the quality and
                                                                                     duration of collateral
                                                                                     investment to minimize
                                                                                     losses

                                                                                -    Upon recall, the borrower
                                                                                     must return the
                                                                                     securities loaned within
                                                                                     the normal settlement
                                                                                     period

ILLIQUID HOLDINGS

-    The Fund could have                -    These holdings may offer           -    The Fund may not invest
     difficulty valuing these                more attractive yields or               more than 15% of net
     holdings precisely                      potential growth than                   assets in illiquid
                                             comparable widely traded                holdings
-    The Fund could be unable                securities
     to sell these holdings at                                                  -    To maintain adequate
     the time or price it                                                            liquidity to meet
     desires                                                                         redemption, each Fund may
                                                                                     hold investment-grade
                                                                                     short-term securities
                                                                                     (including repurchase
                                                                                     agreements and reverse
                                                                                     repurchase agreements)
                                                                                     and, for temporary or
                                                                                     extraordinary purposes,
                                                                                     may borrow from banks up
                                                                                     to 33 1/3% of the value
                                                                                     of its total assets

SHORT-TERM TRADING

-    Increased trading could            -    The Fund could realize             -    The Fund generally avoids
     raise the Fund's                        gains in a short period                 short-term trading,
     brokerage and related                   of time                                 except to take advantage
     costs                                                                           of attractive or
                                        -    The Fund could protect                  unexpected opportunities
-    Increased short-term                    against losses if a stock               or to meet demands
     capital gains                           is overvalued and its                   generated by shareholder
     distributions could raise               value later falls                       activity
     shareholders' income tax
     liability                                                                  -    The Fund's portfolio
                                                                                     turnover rate for the most
                                                                                     recent fiscal year is
                                                                                     listed below:
                                                                                     Fleming Emerging Markets
                                                                                     Equity Fund: 31% (for the
                                                                                     most recent semi-annual
                                                                                     period)

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

             The Fund's Investment Company Act File No. is 811-5151
      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001

                                         PROSPECTUS SEPTEMBER 7 2001



                        JPMORGAN U.S. EQUITY FUNDS
                        CLASS C SHARES


                        DISCIPLINED EQUITY FUND








THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]JPMORGAN FLEMING
      Asset Management

CONTENTS

Disciplined Equity Fund                                             1
The Fund's Management and Administration                            6
How Your Account Works                                              7
   Buying Fund Shares                                               7
   Selling Fund Shares                                              8
   Exchanging Fund Shares                                           9
   Other Information Concerning the Fund                           10
   Distributions and Taxes                                         10
Shareholder Services                                               12
What the Terms Mean                                                13
Risk and Reward Elements                                           14
How To Reach Us                                            Back cover

JPMorgan DISCIPLINED EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 14-15.

THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries relative to the S&P 500.

Within each industry, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in equity securities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500, a widely recognized market benchmark.

The performance for the period before Class C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect the contingent deferred load, which is assessed on Class C Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

YEAR-BY-YEAR RETURNS(1,2,3)

[CHART]

1998           32.35%
1999           18.32%
2000          -10.87%

BEST QUARTER                22.85%
------------------------------------
                 4th quarter, 1998
------------------------------------
 WORST QUARTER              -9.91%
------------------------------------
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1,3)

                                                    PAST 1 YEAR   LIFE OF FUND
-------------------------------------------------------------------------------
 CLASS C SHARES(3)                                    -11.75          15.46

 S&P 500 INDEX (NO EXPENSES)                           -9.10          15.79

(1) THE FUND COMMENCED OPERATIONS ON 1/3/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS C SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS C SHARES WOULD BE LOWER BECAUSE CLASS C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS C SHARES
The estimated expenses of the Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              CLASS C SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*                                          NONE

 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS                                          1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                              CLASS C SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                               0.35
 DISTRIBUTION (RULE 12b-1) FEES                                0.75
 SHAREHOLDER SERVICE FEES                                      0.25
 OTHER EXPENSES(1)                                             0.39

 TOTAL OPERATING EXPENSES                                      1.74
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                      (0.29)

 NET EXPENSES(2)                                               1.45

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.45% OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
CLASS C SHARES* ($)        248       520        917        2,028

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
CLASS C SHARES ($)         148       520        917        2,028

* Assumes applicable deferred sales charge is deducted when shares are sold.

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Disciplined Equity Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser for the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser (as applicable) was paid management fees (net waivers) of 0.35% of average daily net assets.

PORTFOLIO MANAGERS
The portfolio management team is led by Joseph Gill, Vice President, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Gill has been at JPMIM since 1996 and prior to that he was a portfolio manager at Bank of Tokyo-Mitsubishi Asset Management. Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMIM since March of 1997 and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

THE FUND'S ADMINISTRATOR
Morgan Guaranty Trust Company of New York (Morgan Guaranty) provides administrative services and, oversees the Fund's other service providers. The administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of each Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor, may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

ABOUT SALES CHARGES
You may pay a sales charge to sell Class C Shares in the Fund. If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year. There are also ongoing charges that all investors pay as long as they own their shares.

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL
The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES
You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the

New York Stock Exchange (NYSE). The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.

 MINIMUM INVESTMENT

 TYPE OF                    INITIAL            ADDITIONAL
 ACCOUNT                    INVESTMENT         INVESTMENTS
-----------------------------------------------------------
 REGULAR ACCOUNT            $2,500             $100

 SYSTEMATIC INVESTMENT

 PLAN(1)                    $1,000             $100

 IRAS                       $1,000             $100

 SEP-IRAS                   $1,000             $100

 EDUCATION IRAS             $500               $100

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until your check clears, which may take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class C shares.

SELLING FUND SHARES
You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to sell shares in the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable deferred sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class C Shares of a Fund for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Fund may issue multiple classes of shares. This prospectus relates only to Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and they can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes net investment income at least quarterly. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES


SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. It's a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
If you sell Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class C Shares.

WHAT THE TERMS MEAN


DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                                   POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys securities before issue      - The Fund can take advantage of          - The Fund segregates liquid assets to
  or for delayed delivery, it could be exposed      attractive transaction opportunities      offset leverage risks
  to leverage risk if it does not segregate
  liquid assets

SHORT-TERM TRADING
- Increased trading could raise the Fund's        - The Fund could realize gains in         - The Fund generally avoid short-term
  brokerage and related costs                       a short period of time                    trading, except to take advantage of
- Increased short-term capital gains              - The Fund could protect against            attractive or unexpected opportunities
  distributions could raise shareholders'           losses if a stock is overvalued           or to meet demands generated by
  income tax liability                              and its value later falls                 shareholder activity
                                                                                            - The Fund's portfolio turnover rate
                                                                                              for the most recent fiscal year is
                                                                                              listed below:
                                                                                                   Disciplined Equity Fund: 72%

DERIVATIVES
- Derivatives such as futures, options,           - Hedges that correlate well with         - The Fund uses derivatives, such as
  swaps, and forward foreign currency               underlying positions can reduce or        futures, options, swaps and forward
  contracts(1) that are used for hedging            eliminate losses at low cost              foreign currency contracts, for
  the portfolio or specific securities            - The Fund could make money and             hedging and for risk management (i.e.,
  may not fully offset the underlying               protect against losses if                 to adjust duration or yield curve
  positions and this could result in                management's analysis proves correct      exposure, or to establish or adjust
  losses to the Fund that would not have          - Derivatives that involve leverage         exposure to particular securities,
  otherwise occurred                                could generate substantial gains at       markets or currencies); risk
- Derivatives used for risk management or           low cost                                  management may include management of a
  to increase the Fund's gain may not have                                                    Fund's exposure relative to its
  the intended effects and may result in                                                      benchmark. Certain Funds may also use
  losses or missed opportunities                                                              derivatives to increase the Fund's
- The counterparty to a derivatives                                                           gain
  contract could default                                                                    - The Fund only establishes hedges that
- Derivatives that involve leverage could                                                     it expects will be highly correlated
  magnify losses                                                                              with underlying positions
- Certain types of derivatives involve                                                      - While the Fund may use derivatives
  costs to the Fund which can reduce                                                          that incidentally involve leverage,
  returns                                                                                     they do not use them for the specific
- Derivatives may, for tax purposes,                                                          purpose of leveraging their portfolio
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to the Fund, affect
  the holding period of the Fund's assets
  and defer recognition of certain of a
  Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                                   POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When the Fund lends a security, there is a      - The Fund may enhance income through     - The adviser maintains a list of
  risk that the loaned securities may not be        the investment of the collateral          approved borrowers
  returned if the borrower or the lending agent     received from the borrower              - The Fund receives collateral equal to
  defaults                                                                                    at least 100% of the current value of
- The collateral will be subject to the risks                                                 the securities loaned
  of the securities in which it is invested                                                 - The lending agents indemnify the Fund
                                                                                              against borrower default
                                                                                            - The adviser's collateral investment
                                                                                              guidelines limit the quality and
                                                                                              duration of collateral investment to
                                                                                              minimize losses
                                                                                            - Upon recall, the borrower must return
                                                                                              the securities loaned within the
                                                                                              normal settlement period

MARKET CONDITIONS
- The Fund's share price and performance will     - Stocks have generally outperformed      - Under normal circumstances the Fund
  fluctuate in response to stock and/or bond        more stable investments (such as          plans to remain fully invested, with
  market movements                                  bonds and cash equivalents) over the      at least 65% in equities; equity
- Adverse market conditions may from time to        long term                                 investments may include U.S. and
  time cause the Fund to take temporary           - With respect to the Diversified and       foreign common stocks, convertible
  defensive positions that are inconsistent         Balanced Funds, a diversified,            securities, preferred stocks, trust or
  with its principal investment strategies          balanced portfolio should mitigate        partnership interests, warrants,
  and may hinder the Fund from achieving its        the effects of wide market                rights, REIT interests and investment
  investment objective                              fluctuations, especially when stock       company securities
                                                    and bond prices move in different       - The Fund seeks to limit risk and
                                                    directions                                enhance performance through active
                                                                                              management and diversification
                                                                                            - During severe market downturns, the
                                                                                              Fund has the option of investing up
                                                                                              to 100% of assets in short-term
                                                                                              instruments

MANAGEMENT CHOICES
- The Fund could underperform its benchmark due   - The Fund could outperform its           - The adviser focuses its active
  to its securities and asset allocation            benchmark due to these same choices       management on securities selection,
  choices                                                                                     the area where they believe their
                                                                                              commitment to research can most
                                                                                              enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could reduce   - Favorable exchange rate movements       - The Fund anticipates that total
  gains or create losses                            could generate gains or reduce losses     foreign investments will not exceed
- The Fund could lose money because of foreign    - Foreign investments, which represent      20% of total assets
  government actions, political instability, or     a major portion of the world's          - The Fund actively manages the currency
  lack of adequate and accurate information         securities, offer attractive potential    exposure of their foreign investments
- Currency and investment risks tend to be          performance and opportunities for         relative to their benchmarks, and may
  higher in emerging markets; these markets         diversification                           hedge back into the U.S. dollar from
  also present higher liquidity and valuation     - Emerging markets can offer higher         time to time (see also "Derivatives");
  risks                                             returns                                   these currency management techniques
                                                                                              may not be available for certain
                                                                                              emerging markets investments

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing          - These holdings may offer more           - The Fund may not invest more than 15%
  these holdings precisely                          attractive yields or potential growth     of net assets in illiquid holdings
- The Fund could be unable to sell these            than comparable widely traded           - To maintain adequate liquidity to meet
  holdings at the time or price it desires          securities                                redemptions, the Fund may hold high
                                                                                              quality short-term securities
                                                                                              (including repurchase agreements and
                                                                                              reverse repurchase agreements) and,
                                                                                              for temporary or extraordinary
                                                                                              purposes, may borrow from banks up to
                                                                                              33 1/3% of the value of its total
                                                                                              assets

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.






                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039
          The Investment Company Act File No. for the Fund is 811-7342.
        (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001


                                                                       PR-DE-901

                                                    PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN U.S. EQUITY FUNDS

CLASS A, CLASS B AND CLASS C SHARES

DIVERSIFIED FUND

                                              The Securities and Exchange
                                              Commission has not approved or
                                              disapproved of these securities or
                                              determined if this prospectus is
                                              truthful or complete. Any
                                              representation to the contrary is
                                              a criminal offense.

                                                         [LOGO] JPMORGAN Fleming
                                                                Asset Management

CONTENTS

Diversified Fund                                                               1

The Fund's Management and Administration                                       7

How Your Account Works                                                         8

      Buying Fund Shares                                                      10

      Selling Fund Shares                                                     11

      Exchanging Fund Shares                                                  12

      Other Information Concerning the Fund                                   12

      Distributions and Taxes                                                 13

Shareholder Services                                                          14

What the Terms Mean                                                           15

Risk and Reward Elements                                                      16

How To Reach Us                                                       Back cover

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 15-16.

THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, allocates assets among various types of stock and bond investments, based on the following model allocation:

-     52% medium- and large-cap U.S. stocks

-     35% U.S. and foreign bonds

-     10% foreign stocks

-     3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its industry sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration--a common measurement of sensitivity to interest rate movements--within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB.

The Fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-     catalysts that could trigger a rise in a stock's price

-     high potential reward compared to potential risk

-     temporary mispricings caused by market over reactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

      - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

      - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

      -     REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

      -     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be renamed "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices.

The performance for the period before Class A, B and C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.

                                    [CHART]

YEAR-BY-YEAR RETURNS (1,2,3)
1994                             0.93%
1995                            26.84%
1996                            13.68%
1997                            18.89%
1998                            18.60%
1999                            14.23%
2000                            -3.97%
--------------------------------------

--------------------------------------
BEST QUARTER                    13.48%
--------------------------------------
                     4th quarter, 1998
--------------------------------------
WORST QUARTER                   -6.13%
--------------------------------------
                     3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES(3)                     -9.52         10.62          11.19
--------------------------------------------------------------------------------
CLASS B SHARES(3)                     -8.53         11.69          12.11
--------------------------------------------------------------------------------
CLASS C SHARES(3)                     -4.88         11.95          12.11
--------------------------------------------------------------------------------
FUND BENCHMARK (NO EXPENSES)          -2.30         13.06          12.87
--------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)           -9.10         18.33          17.94
--------------------------------------------------------------------------------

(1)   The Fund commenced operations on 9/10/93.

(2)   The fund's fiscal year end is 6/30.

(3) The performance shown above is for Institutional Class Shares, which are not offered in this prospectus. The Class A, B and C Shares and Institutional Class Shares are invested in the same portfolio of securities, however, the performance of Class A, B and C Shares would be lower because Class A, B and C Shares have higher expenses than Institutional Class Shares.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The estimated expenses of the Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*       5.75%            NONE             NONE
------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)
SHOWN AS LOWER OF ORIGINAL PURCHASE PRICE
OR REDEMPTION PROCEEDS                          NONE             5.00%            1.00%
------------------------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                        CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
MANAGEMENT FEES                         0.55              0.55             0.55
DISTRIBUTION (RULE12b-1) FEES           0.25              0.75             0.75
SHAREHOLDER SERVICE FEES                0.25              0.25             0.25
OTHER EXPENSES(1)                       0.43              0.43             0.43
-----------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                1.48              1.98             1.98
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                      (0.38)            (0.38)           (0.38)
-----------------------------------------------------------------------------------------
NET EXPENSES(2)                         1.10              1.60             1.60
-----------------------------------------------------------------------------------------

(1) "Other expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which Morgan Guaranty Trust Company of New York agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10%, 1.60% and 1.60%, respectively, of the average daily net assets until 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR        3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)           681           981          1,303       2,211
--------------------------------------------------------------------------------
CLASS B SHARES** ($)          663           885          1,232       2,146***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)          263           585          1,032       2,276
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR        3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)            163           585          1,032       2,146***
--------------------------------------------------------------------------------
CLASS C SHARES ($)            163           585          1,032       2,276
--------------------------------------------------------------------------------

  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) of 0.55% of average daily net assets.

PORTFOLIO MANAGERS

The portfolio management team is led by John M. Devlin, Vice President, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, Vice President, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed income and currency trader and portfolio manager in Milan.

THE FUND'S ADMINISTRATOR

The Morgan Guaranty Trust Company of New York (Morgan Guaranty) provides administrative services and oversees the Fund's other service providers. The administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

The Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to Class B or C shares of the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                                  AS % OF THE    AS %
                                                  OFFERING       OF NET
AMOUNT OF                                         PRICE          AMOUNT
INVESTMENT                                        PER SHARE      INVESTED
--------------------------------------------------------------------------------
LESS THAN $100,000                                5.75           6.10
--------------------------------------------------------------------------------
$100,000 BUT UNDER $250,000                       3.75           3.90
--------------------------------------------------------------------------------
$250,000 BUT UNDER $500,000                       2.50           2.56
--------------------------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION                     2.00           2.04
--------------------------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR                 DEFERRED SALES CHARGE
------------------------------------------
1                    5%
------------------------------------------
2                    4%
------------------------------------------
3                    3%
------------------------------------------
4                    3%
------------------------------------------
5                    2%
------------------------------------------
6                    1%
------------------------------------------
7                    NONE
------------------------------------------
8                    NONE
------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.

MINIMUM INVESTMENTS

TYPE OF                                            INITIAL          ADDITIONAL
ACCOUNT                                            INVESTMENT       INVESTMENTS
--------------------------------------------------------------------------------
REGULAR ACCOUNT                                    $2,500           $100
--------------------------------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1)                      $2,500           $100
--------------------------------------------------------------------------------
IRAS                                               $1,000           $100
--------------------------------------------------------------------------------
SEP-IRAS                                           $1,000           $100
--------------------------------------------------------------------------------
EDUCATION IRAS                                     $500             $100
--------------------------------------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase your shares by uncertified check, you cannot sell these shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to sell shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-     you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes net investment income at least quarterly. You have three options for your distributions. You may:

-     reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares on a regular basis. It's a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

- When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate liquid assets

SHORT-TERM TRADING

-     Increased trading could raise the Fund's brokerage and related costs
- Increased short-term capital gains distributions could raise shareholders' income tax liability

DERIVATIVES

- Derivatives such as futures, options, swaps, and forward foreign currency contracts(1) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

- Derivatives used for risk management or to increase the Fund's gain may not have the intended effects and may result in losses or missed opportunities
-     The counterparty to a derivatives contract could default
-     Derivatives that involve leverage could magnify losses

- Certain types of derivatives involve costs to the Fund which can reduce returns
- Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund's assets and defer recognition of certain of the Fund's losses


POTENTIAL REWARDS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-     The Fund can take advantage of attractive transaction opportunities

SHORT-TERM TRADING

-     The Fund could realize gains in a short period of time
- The Fund could protect against losses if a stock is overvalued and its value later falls


DERIVATIVES

- Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

- The Fund could make money and protect against losses if management's analysis proves correct
- Derivatives that involve leverage could generate substantial gains at low cost

POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-     The Fund segregates liquid assets to offset leverage risks

SHORT-TERM TRADING

- The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

- The Fund's portfolio turnover rate for the most recent fiscal year is listed below:
           Diversified Fund: 185%

DERIVATIVES

- The Fund uses derivatives, such as futures, options, swaps and forward foreign currency contracts, for hedging and for risk management (i.e., to adjust duration or yield curve exposure, or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund's exposure relative to its benchmark. The Fund may also use derivatives to increase the Fund's gain
- The Fund only establishes hedges that it expects will be highly correlated with underlying positions
- While the Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolio


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS

SECURITIES LENDING

- When the Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
- The collateral will be subject to the risks of the securities in which it is invested

MARKET CONDITIONS

- The Fund's share price and performance will fluctuate in response to stock and/or bond market movements
- Adverse market conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

MANAGEMENT CHOICES

- The Fund could under perform its benchmark due to its securities and asset allocation choices

FOREIGN INVESTMENTS

-     Currency exchange rate movements could reduce gains or create losses

- The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information

- Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

ILLIQUID HOLDINGS

-     The Fund could have difficulty valuing these holdings precisely
- The Fund could be unable to sell these holdings at the time or price it desires

POTENTIAL REWARDS

SECURITIES LENDING

- The Fund may enhance income through the investment of the collateral received from the borrower

MARKET CONDITIONS

- Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

- The Fund's balanced portfolio should mitigate the effects of wide market fluctuations, especially when stock and bond prices move in different directions

MANAGEMENT CHOICES

-     The Fund could outperform its benchmark due to these same choices

FOREIGN INVESTMENTS

-     Favorable exchange rate movements could generate gains or reduce losses
- Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification
-     Emerging markets can offer higher returns

ILLIQUID HOLDINGS

- These holdings may offer more attractive yields or potential growth than comparable widely traded securities

POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING

-     The adviser maintains a list of approved borrowers
- The Fund receives collateral equal to at least 100% of the current value of the securities loaned
-     The lending agents indemnify the Fund against borrower default
- The adviser's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
- Upon recall, the borrower must return the securities loaned within the normal settlement period

MARKET CONDITIONS

- Under normal circumstances the Fund plans to remain fully invested, with at least 65% in equities; equity investments may include U.S. and foreign common stocks, convertible securities, preferred stocks, trust or partnership interests, warrants, rights, REIT interests and investment company securities
- The Fund seeks to limit risk and enhance performance through active management and diversification
- During severe market downturns, each Fund has the option of investing up to 100% of assets in short-term instruments

MANAGEMENT CHOICES

- The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns

FOREIGN INVESTMENTS

- The Fund anticipates that total foreign investments will not exceed 30% of total assets
- The Fund actively manages the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also "Derivatives"); these currency management techniques may not be available for certain emerging markets investments

ILLIQUID HOLDINGS

-     The Fund may not invest more than 15% of net assets in illiquid holdings
- To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.




                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                        West Bridgewater, MA 02379-1039
        The Investment Company Act File No. for the Fund is: 811-7342

      (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               SEPTEMBER 7, 2001

                        J.P. MORGAN INSTITUTIONAL FUNDS

                               JPMORGAN BOND FUND
                     JPMORGAN GLOBAL STRATEGIC INCOME FUND
                         JPMORGAN SHORT TERM BOND FUND
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036

    This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated September 7, 2001 for the Funds listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above dated October 31, 2000 and April 30, 2001. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports thereon, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc. at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036.

    For more information about your Account, simply call or write the JPMorgan Funds Service Center at:

Select, Classes A, B and C Shares:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

Institutional and Ultra Shares:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Objective and Policies.................    3
Investment Restrictions...........................   25
Trustees..........................................   27
Officers..........................................   29
Codes of Ethics...................................   31
Investment Adviser................................   31
Administrator.....................................   32
Distributor.......................................   34
Custodian and Transfer Agent......................   35
Shareholder Servicing.............................   35
Independent Accountants...........................   36
Expenses..........................................   36
Purchases, Redemptions and Exchanges..............   37
Dividends and Distributions.......................   42
Net Asset Value...................................   42
Performance Data..................................   44
Fund Transactions.................................   46
Massachusetts Trust...............................   47
Description of Shares.............................   48
Distributions: Tax Matters........................   49
Additional Information............................   53
Financial Statements..............................   58
Appendix A........................................  A-1

                                    GENERAL

    This Statement of Additional Information relates only to the JPMorgan Short Term Bond Fund (the "Short Term Bond Fund"), JPMorgan Bond Fund (the "Bond Fund") and JPMorgan Global Strategic Income Fund (the "Global Strategic Income Fund", and together with the Short Term Bond Fund and the Bond Fund, the "Funds"). Each of the Funds is a separate series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust") on November 4, 1992. In addition to the Funds, the Trust consists of other series representing separate investment funds.

    The Trustees of the Trust have authorized the issuance and sale of the following classes of shares of the Funds:

Bond Fund:                         Select, Institutional, Class A, Class B and Ultra Shares
Global Strategic Income Fund:    Select, Institutional, Class A, Class B and Class C Shares
Short Term Bond Fund:                     Select, Institutional, Class A and Class B Shares

    This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    Until September 7, 2001, the Funds invested all of their investable assets in separate Master Funds (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure.

    The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVE AND POLICIES

    The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectus.

    BOND FUND is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Fund will fluctuate, the Fund attempts to conserve the value of its investments to the extent consistent with its objective.

    The Fund attempts to achieve its investment objective by investing primarily in high grade and investment grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectuses and this Statement of Additional Information.

    GLOBAL STRATEGIC INCOME FUND is designed for the aggressive investor seeking to diversify an investment portfolio by investing in fixed-income securities of foreign and domestic issuers. The Global Strategic Income Fund's investment objective is high total return from a portfolio of fixed-income securities of foreign and domestic issuers.

    The Fund attempts to achieve its investment objective by investing primarily in mortgage-backed securities and direct mortgage obligations; below investment grade debt obligations of U.S. and non-U.S. issuers; investment grade U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers; investment grade non-dollar denominated debt obligations of non-U.S. issuers; and obligations of emerging market issuers.

    SHORT TERM BOND FUND is designed for investors who place a strong emphasis on conservation of capital but who also want a return greater than that of a money market fund or other very low risk investment vehicles. The Short Term Bond Fund is appropriate for investors who do not require the stable net asset value typical of a money market fund but who want less price fluctuation than is typical of a longer-term bond fund. The Short Term Bond Fund's investment objective is to provide high total return, consistent with low volatility of principal. The Short Term Bond Fund seeks to achieve this high total return to the extent consistent with modest risk of capital and the maintenance of liquidity.

    The Fund attempts to achieve its investment objective by investing primarily in the corporate and government debt obligations and related securities of domestic and foreign issuers described in this Statement of Additional Information.

    The following discussion supplements the information regarding the investment objective of each of the Funds and the policies to be employed to achieve this objective.

                            FIXED INCOME INVESTMENTS

    The Funds may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which the Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    Each Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    MORTGAGES (DIRECTLY HELD). Each Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

    The directly placed mortgages in which these Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    CORPORATE FIXED INCOME SECURITIES. Each Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

                            MONEY MARKET INSTRUMENTS

    Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Asset Limitation is not applicable to the Global Strategic Income Fund. See "Foreign Investments." The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

    Each of the Funds may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

                             TAX EXEMPT OBLIGATIONS

    In certain circumstances the Bond and Short Term Bond Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

    MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

    Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

    MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

    Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

    Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

    Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

    Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

    PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

    PUTS. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

    Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

    The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

    Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer which in the judgment of the Adviser become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

    Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

                              FOREIGN INVESTMENTS

    The Global Strategic Income Fund makes substantial investments in foreign countries. The Bond and Short Term Bond Funds may invest in certain foreign securities. The Short Term Bond and Bond Funds may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Neither the Bond or Short Term Bond Funds expect to invest more than 25% of their respective total assets at the time of purchase in securities of foreign issuers. In the case of the Bond and Short Term Bond Funds, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

    Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Each Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because each Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, a Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

    SOVEREIGN FIXED INCOME SECURITIES. Each of the Funds may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    BRADY BONDS. Each Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

    OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                         INVESTING IN EMERGING MARKETS

    The Global Strategic Income Fund, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

    The Funds may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's net asset value.

    RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

                             ADDITIONAL INVESTMENTS

    CONVERTIBLE SECURITIES. Each of the Funds may invest in convertible securities of domestic and, subject to the Fund's investment restrictions, foreign issuers. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Bond and Short Term Bond Funds not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

    STRUCTURED SECURITIES. The Global Strategic Income Fund may invest in structured securities, including currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Portfolios an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Portfolio may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Funds' total assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Funds' total assets.

    LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Member of Advisory Board, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Funds' total assets.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    Each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions: Tax Matters".

    SHORT TERM BOND AND BOND FUNDS. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.

    The Bond and Short Term Bond Funds invest in a diversified portfolio of securities that are considered "high grade," "investment grade" and "below investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

    THE GLOBAL STRATEGIC INCOME FUND. The higher total return sought by the Global Strategic Income Fund is generally obtainable from high yield high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Global Strategic Income Fund may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Fund may invest.

    Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income, including the possibility of default or bankruptcy of the issuer of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because the Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

    Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Portfolio's net asset value.

    Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of the Global Strategic Income Fund's investments in high yield securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Global Strategic Income Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Global Strategic Income Fund's investments in high yield securities

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may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

    BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by each Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

    Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See
Appendix A for more detailed information on these ratings.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    The Funds may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

    Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Funds may not use futures contracts and options for speculation.

    Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its

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other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of a Fund.

                                    OPTIONS

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

    Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                               FUTURES CONTRACTS

    The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

    When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

    The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

    Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject a Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which each Fund can invest in such derivatives. The Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

    SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

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    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

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    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

    RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

    MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this

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loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

    LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

    CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

    CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

    LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

    The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds for the last two fiscal years. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

    THE SHORT TERM BOND PORTFOLIO (SHORT TERM BOND FUND)--For the fiscal years ended October 31, 1998, 1999 and 2000: 381%, 398% and 271%, respectively.

    THE U.S. FIXED INCOME PORTFOLIO (BOND FUND)--For the fiscal year ended October 31, 1998, 1999 and 2000: 115%, 465% and 531%, respectively.

    THE GLOBAL STRATEGIC INCOME PORTFOLIO (GLOBAL STRATEGIC INCOME FUND) For the fiscal years ended October 31, 1998, 1999, and 2000: 368%, 318% and 266%, respectively.

    The variation in the U.S. Fixed Income Portfolio's turnover rate over the last two fiscal years is primarily due to the Portfolio's investments in mortgages and futures.

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

    Each Fund:

        (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) make direct investments in mortgages.

        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by their Trustees. These non-fundamental investment policies require that the
Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of each of the Funds. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company (manufacturer of industrial supplies) Address:
287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4,
1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (financial services) (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan
Corporation, plc (pharmaceuticals) Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22,1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Chairman; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of The Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20,
1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is
January 26, 1936.

    * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $140,400. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

                                      AGGREGATE TRUSTEE    PENSION OR RETIREMENT
                                     COMPENSATION BY THE  BENEFITS ACCRUED BY THE  TOTAL COMPENSATION PAID
                                      TRUST DURING 2000      "FUND COMPLEX"**       FROM "FUND COMPLEX"(1)
                                     -------------------  -----------------------  ------------------------
William J. Armstrong, Trustee                   NA               $ 41,781              $ 90,000
Roland R. Eppley, Jr., Trustee                  NA               $ 58,206              $ 91,000
Ann Maynard Gray, Trustee                  $11,239                     NA              $ 75,000
Matthew Healey, Trustee and the
  President of the Board of
  Trustees (2)                             $11,239                     NA              $ 75,000
Fergus Reid, III, Trustee and
  Chairman of the Board of Trustees             NA               $110,091              $205,750
James J. Schonbachler, Trustee             $11,239                     NA              $ 75,000
Leonard M. Spalding, Jr., Trustee*              NA               $ 35,335              $ 89,000
H. Richard Vartabedian, Trustee                 NA               $ 86,791              $134,350

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").
 ** On February 22, 2001, the board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees have instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Advisers, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, the Trust and the Portfolio had entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Faimily of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont
Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex, the Trust and the Portfolio have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers as necessary.

    The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal periods are set forth below:

    SHORT TERM BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $2,773, $5,606 and $5,854, respectively.

    THE SHORT TERM BOND PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $3,458, $6,343 and $6,453, respectively.

    BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000:
$28,012, $21,558 and $14,992, respectively.

    THE U.S. FIXED INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $35,661, $30,562 and $24,445, respectively.

    GLOBAL STRATEGIC INCOME FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $5,519, $4,791 and $2,558, respectively.

    THE GLOBAL STRATEGIC INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $5,766, $5,003 and $2,674, respectively.

                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment
Management Inc. Mr. Wezdenko is the Chief Operating Officer for the JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P.Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for the JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Fund's and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the JPMorgan Chase Complex. Her date of birth is January 8, 1955

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since Novemeber 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of August 22, 2001, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

                                CODES OF ETHICS

    The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Fund's Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"'), is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."

    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets shown below:

Short Term Bond Fund:                                  0.25%
Bond Fund:                                             0.30%
Global Strategic Income Fund:                          0.45%

    The advisory fees paid by each Fund's corresponding Portfolio to JPMIM for the fiscal period indicated are set forth below:

    THE SHORT TERM BOND PORTFOLIO (Short Term Bond Fund)--For the fiscal years ended October 31, 1998, 1999 and 2000: $322,384, $807,631 and $1,018,928,
respectively.

    THE U.S. FIXED INCOME PORTFOLIO (Bond Fund)--For the fiscal years ended October 31, 1998, 1999 and 2000: $3,583,060, $4,514,768 and $4,648,013,
respectively.

    THE GLOBAL STRATEGIC INCOME PORTFOLIO (Global Strategic Income Fund)--For the fiscal years ended October 31, 1998, 1999 and 2000: $887,960, $1,073,105, and $757,567, respectively.

    See "Expenses" below for applicable expense limitations.

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

    Under separate agreements, Morgan Guaranty Trust Company of New York ("Morgan") provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, dated August 11, 2001, between the Trust, on behalf of the Funds, and Morgan (the "Administration Agreement"), Morgan is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of Morgan or its directors, officers or employees the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the J.P. Morgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund.

    Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

    Under prior Co-Administration Agreements with the Trust and the Funds dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as the Trust's and the Fund's Co-Administrator.

    For its services under the Co-Administration Agreements, each Fund and its corresponding Portfolio had agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or its corresponding Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.

    The table below sets forth the administrative fees paid to FDI for the fiscal periods indicated.

    SHORT TERM BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $2,245, $4,271 and $4,133, respectively.

    THE SHORT TERM BOND PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $2,401, $4,065 and $2,933, respectively.

    BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000:
$20,814, $15,719 and $10,607, respectively.

    THE U.S. FIXED INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $22,913 $19,016 and $11,454, respectively.

    GLOBAL STRATEGIC INCOME FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $4,108, $3,416 and $1,823, respectively.

    THE GLOBAL STRATEGIC INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $2,695, $2,188 and $1,120, respectively.

    In addition, under a prior Administrative Services Agreement with Morgan, the Trust on behalf of each Fund, and each Fund's corresponding Portfolio, had agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Funds and the Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to the FDI. The portion of this charge payable by each Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds and the other investors in the Funds for which Morgan provides similar services. The table below sets forth for each Fund and its corresponding Portfolio the fees paid to Morgan, as Services Agent.

    SHORT TERM BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $30,377, $74,145 and $89,708, respectively.

    THE SHORT TERM BOND PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $37,243, $83,666 and $99,162, respectively.

    BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000:
$271,190, $272,572 and $227,964, respectively.

    THE U.S. FIXED INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $348,110 $390,355 and $377,452, respectively.

    GLOBAL STRATEGIC INCOME FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $54,594, $59,186 and $39,147, respectively.

    THE GLOBAL STRATEGIC INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $57,247, $61,940 and $41,043, respectively.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A Shares pay a Distribution Fee of up to 0.25% and Class B and
Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.25% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the

"compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Income Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Income Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                          CUSTODIAN AND TRANSFER AGENT

    Pursuant to Global Custody Agreement with The Chase Manhattan Bank ("Chase") dated September 7, 2001, Chase is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions. Prior to that time, The Bank of New York served as the Trust's custodian and fund accounting agent.

    DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Prior to May 5, 2001, State Street Bank and Trust Company served as the Trust's transfer and dividend disbursing agent.

                             SHAREHOLDER SERVICING

    The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rates (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all such shareholders:

Select, Class A, Class B and Class C Shares            0.25%
Institutional Shares                                   0.10%
Ultra Shares                                           0.05%

    The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.

    SHORT TERM BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $90,716, $286,323 and $368,780, respectively.

    BOND FUND--For the fiscal year ended October 31, 1998, 1999 and 2000:
$759,423, $1,050,038 and $935,096, respectively.

    GLOBAL STRATEGIC INCOME FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $188,159, $227,867 and $160,594, respectively.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM and Morgan under various agreements discussed under "Investment Adviser," "Administrator" and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Funds, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

    Morgan, an affiliate of J.P. Morgan Chase, has agreed that it will reimburse the Funds noted below until the dates indicated to the extent necessary to maintain such Funds' total operating expenses (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) at the following annual rates of each Fund's average daily net assets for the period indicated.

Bond Fund--Select Class                   0.69%  9/7/04
Bond Fund--Institutional Class            0.49%  9/7/04
Bond Fund--Class A                        0.75%  9/7/02
Bond Fund--Class B                        1.50%  9/7/02
Bond Fund--Ultra Shares                   0.40%  9/7/04
Global Strategic Income Fund--Select
  Shares                                  1.00%  9/7/04
Global Strategic Income--Institutional
  Shares                                  0.65%  9/7/04
Global Strategic Income--Class A Shares   1.25%  9/7/02
Global Strategic Income--Class B Shares   1.75%  9/7/02
Global Strategic Income--Class C Shares   1.75%  9/7/02
Short Term Bond Fund--Select Shares       0.60%  9/7/04
Short Term Bond Fund--Institutional
  Shares                                  0.30%  9/7/04
Short Term Bond Fund--Class A Shares      0.75%  9/7/02
Short Term Bond Fund--Class B Shares      1.25%  9/7/02

    These limits do not cover extraordinary expenses.

    The table below sets forth for each applicable Fund and its corresponding Portfolio the fees and other expenses Morgan reimbursed under the expense reimbursement arrangements pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

    SHORT TERM BOND FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $394,386, $633,545 and $420,528, respectively.

    SHORT TERM BOND FUND PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $166,257, $171,744 and $45,204, respectively.

    GLOBAL STRATEGIC INCOME FUND--For the fiscal years ended October 31, 1998, 1999 and 2000: $331,863, $291,973 and $240,528, respectively.

    THE GLOBAL STRATEGIC INCOME PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: n/a, $14,518 and $3,645, respectively.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. DST Systems, Inc. ("DST"), the Funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    An investor can buy shares in the Fund three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the JPMorgan Service Center; or (iii) through the Systematic

Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    Each investor in a Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 4.50% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           4.50       4.71           4.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the 1933 Act.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of JPMorgan Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. J.P. Morgan Chase & Co. ("JPMorgan Chase") may discontinue this exchange privilege at any time.

    We reserve the right to limit the number of exchanges or to refuse an exchange. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations only to the extent described below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds and the Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Fund (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Fund less the Fund's pro rata share of the Fund's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Funds corresponding to each Fund in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., Eastern Standard Time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

    Below is set forth historical yield information for the Funds for the 30-day period ended 4/30/01:

Bond Fund                                            6.57%
Global Strategic Income Fund                         7.99%
Short Term Bond Fund                                 5.91%

    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    Historical performance information for any period prior to the establishment of a Fund will be that of its corresponding predecessor JPMorgan Fund and will be presented in accordance with applicable SEC staff interpretations.

    The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares. The performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table below may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes which would require an adjustment to the ongoing expenses.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, Morgan and/or other service providers are obligated to waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

    Below is set forth historical return information as of April 30, 2001 for the Funds or their predecessors for the periods indicated:

    SHORT TERM BOND FUND (4/30/01): Average annual total return, 1 year: 8.29%; average annual total return, 5 years: 6.19%; average annual total return, commencement of operations (July 13, 1993) to period end: 5.63%.

    BOND FUND (4/30/01): Average annual total return, 1 year: 11.66%; average annual total return, 5 years: 6.96%; average annual total return, 10 years:
7.31%; aggregate total return, 1 year: 11.66%.

    GLOBAL STRATEGIC INCOME FUND (4/30/01): Average annual total return, 1 year:
9.00%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (March 14, 1997) to period end: 5.67%.

    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                               FUND TRANSACTIONS

    The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Fund transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Fund Turnover".

    In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

    In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Fund review regularly the reasonableness of commissions and other transaction costs incurred by the Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, Fund strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Funds do not reduce their fee to the Adviser by any amount that might be attributable to the value of such services.

    The increases in brokerage commissions for the Disciplined Equity and U.S. Equity Funds reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                              MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Effective January 1, 1998, the name of "The JPM Institutional Funds" was changed to "J.P. Morgan Institutional Funds". Each corresponding Fund's name changed accordingly.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is comprised of ten open-end management investment companies organized as Massachusetts business trusts in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or
(2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of 10 series of J.P. Morgan Institutional Funds. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally will not qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                            CAPITAL LOSS CARRYOVERS

    For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated:

                                          CAPITAL LOSS  EXPIRES IN
                                           CARRYOVER       YEAR
                                          ------------  ----------
Short Term Bond Fund                      $ 4,257,708       2007
                                            4,808,869       2008
                                          -----------    -------
                                          $ 9,066,577

Bond Fund                                 $26,404,085       2007
                                           16,734,348       2008
                                          -----------    -------
                                          $43,138,433

Global Strategic Income Fund              $ 8,890,820       2006
                                            4,747,768       2007
                                            6,353,557       2008
                                          -----------    -------
                                          $19,992,145

Bond Fund--Ultra                          $   226,218       2006
                                            7,830,391       2007
                                            2,741,571       2008
                                          -----------    -------
                                          $10,798,180

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Funds, Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Funds' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                               PRINCIPAL HOLDERS

    As of August 22, 2001, the following persons owned of record 5% or more of the outstanding Shares of the Funds.

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
Bond Fund(1)                              BSD&T as TTEE for Gannett Co Inc                           10.87%
                                          401(k) Savings Plan
                                          Attn Eric Judge
                                          135 Santilli Hwy
                                          Everett MA 02149-1906
                                          UMBSC & Co FBO Collins - Aikman                            10.24%
                                          Pension Trust - Non Union
                                          Attn: Tim Gee
                                          PO Box 419260
                                          Kansas City MO 64141-6260
JPMorgan Institutional Bond Fund(2)       MGT of New York Deferred Profit                            7.53%
                                          Sharing Plan of MGT of NY and
                                          Affiliated Co for US Employees
                                          American Century Services Inc
                                          4500 Main St Attn: Steve Levit
                                          Kansas City MO 64111-1816

------------------------

                                    Fund.54

JPMorgan Institutional Bond Fund--Ultra   Morgan Guaranty TR Co of                                   8.00%
  Fund(3)                                 New York as Agent for P Vintiadis IRA
                                          Attn: Special Products 2 OPS/3
                                          500 Stanton Christiana Road
                                          Newark DE 19713-2107
                                          JPMIM as Agent for Albany Medical                          5.64%
                                          Center Insurance Trust-Fleet Trust
                                          Co as Custodian
                                          Attn: Fran Gentile
                                          522 Fifth Ave
                                          New York NY 10036-7601
                                          JPMIM as Agent for                                         5.33%
                                          The Retirement Trust Fund
                                          for St Joseph's Province of the
                                          Sisters of St Joseph of Peace
                                          Attn: F Gentil 522 5th Ave
                                          New York NY 10036
                                          JPMIM as Agent and Investment                              6.63%
                                          Manager for the United Hospital
                                          Fund
                                          Attn: Paul Brignola
                                          522 Fifth Avenue
                                          New York NY 10036-7601
                                          Michigan Catholic Conference                               7.32%
                                          Diocese Investment
                                          505 N Capital Ave
                                          Lansing MI 48933-1266
                                          The New York Academy of Medicine                           5.79%
                                          Attn: Patricia J Volland
                                          1216 5th Ave
                                          New York NY 10029-9957

------------------------

                                    Fund.55

Global Strategic Income Fund(4)           Mgt of New York as Agent for                               9.10%
                                          Vivienne Fox Katz IRA
                                          Robert Katz Beneficiary
                                          Attn Special Products 2/OPS3
                                          500 Stanton Christiana Rd
                                          Newark DE 19713-2107
                                          Morgan Guaranty TR Co of NY                                5.77%
                                          Agent for McClelland Palmer
                                          Foundation
                                          Attn: Special Products 2/OPS3
                                          500 Stanton Christiana Road
                                          Newark DE 19713-2107
                                          Morgan Guaranty TR Co of                                   6.76%
                                          New York as Agent for P Vintiadis IRA
                                          Attn: Special Products 2 OPS/3
                                          500 Stanton Christiana Road
                                          Newark DE 19713-2107
                                          Charles Scwab & Co Inc                                     18.92%
                                          Special Custody Account for
                                          Benefit of Customers
                                          Attn: Mutual Funds
                                          101 Montgomery St
                                          San Francisco CA 94104-4122
JPMorgan Institutional Global Strategic   Morgan Guaranty Tr Co of New York                          35.84%
  Income Fund(5)                          as Agent for Kenan Charitable Tr
                                          Attn: Special Products 2 OPS/3
                                          500 Stanton Christiana Road
                                          Newark DE 19713-2107
                                          J P Morgan Delaware as Agt                                 5.07%
                                          Diversified Growth Fund
                                          Attn: Special Products 2 OPS/3
                                          500 Stanton Christiana Road
                                          Newark DE 19713-2107
                                          Ferncliff Cemetary Assoc - Gen Fund                        8.57%
                                          Bank of New York Master Trust
                                          123 Main St Fl 4
                                          White Plains NY 10601-3104
                                          JPMIM as Agent for                                         9.70%
                                          The Pritzker Foundation
                                          Attn: Jay Minchilli
                                          522 Fifth Avenue
                                          New York NY 10036-7601

------------------------

                                    Fund.56

Short Term Bond Fund(6)                   MGT of NY as Agent for KKR Sole                            10.26%
                                          Proprietorship Plan FBO
                                          Jerome Kohlberg Jr
                                          Attn Special Products 2/OPS3
                                          500 Stanton Christiana Rd
                                          Newark DE 19713-2107
                                          J P Morgan FSB                                             5.45%
                                          as Agt for John H. Perry Jr
                                          Attn: Special Products 2 OPS/3
                                          500 Stanton Christiana Road
                                          Newark DE 19713-2107
                                          Prof Shar Ret Plan - KKR & Co                              5.62%
                                          Voluntary Contribution A/C FBO
                                          Jerome Kohlberg
                                          Attn: Bill Janetschek
                                          9 W 57th St Ste 4200
                                          New York NY 10019-2701
                                          Charles Schwab & Co Inc                                    8.32%
                                          Special Custody Account for
                                          Benefit of Customers
                                          Attn: Mutual Funds
                                          101 Montgomery St
                                          San Francisco CA 94104-4122
                                          National Philanthropic Trust                               17.98%
                                          Main Account
                                          Eileen Heisman President
                                          165 Township Line Rd Ste 3000
                                          Jenkintown PA 19046-3543
JPMorgan Institutional Short Term Bond    JPMIM as Agent for                                         22.93%
  Fund(7)                                 Eli Lilly and Company Stable
                                          Income Fund Wrapped Assets-FBO
                                          Northern Trust Master Trust
                                          522 5th Ave
                                          New York NY 10036-7601
                                          JPMIM as Agent for Leukemia &                              5.69%
                                          Lymphoma Society Inc
                                          Attn Scott Staropoli
                                          522 5th Ave
                                          New York NY 10036-7601
                                          Jujamcyn Theaters Corp                                     7.10%
                                          Attn Paul Libin-VP
                                          Meredith Vilatore-CFO
                                          246 W 44th St
                                          New York NY 10036-3910

------------------------

                                    Fund.57

                              FINANCIAL STATEMENTS

    The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Funds are incorporated herein by reference to their respective annual and semi-annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following Financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 766-7722.

                                      DATE OF
                                      ANNUAL    DATE ANNUAL
NAME OF FUND                          REPORT    REPORT FILED    ACCESSION NUMBER
------------                         ---------  ------------  ---------------------
J.P. Morgan Institutional Short
  Term Bond Fund                     10/31/00;    12/26/00;   0000894088-00-000027
J.P. Morgan Institutional Bond Fund  10/31/00;    12/28/00;   0000894088-00-000034
J.P. Morgan Institutional Bond
  Fund--Ultra                        10/31/00;    12/28/00;   0000894088-00-000035
J.P. Morgan Institutional Global
  Strategic Income Fund              10/31/00;    12/28/00;   0000894088-00-000033

                                       DATE OF
                                     SEMI-ANNUAL  DATE SEMI-ANNUAL
NAME OF FUND                           REPORT       REPORT FILED       ACCESSION NUMBER
------------                         -----------  ----------------  -----------------------
J.P. Morgan Institutional Short
  Term Bond Fund                       04/30/01         07/10/01     0000912057-01-523271
J.P. Morgan Institutional Bond Fund    04/30/01         07/10/01     0000912057-01-523271
J.P. Morgan Institutional Bond
  Fund--Ultra                          04/30/01         07/10/01     0000912057-01-523271
J.P. Morgan Institutional Global
  Strategic Income Fund                04/30/01         07/10/01     0000912057-01-523271

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

                STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    Aaa--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                     MOODY'S CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                 JPMORGAN FUNDS
                        J.P. MORGAN INSTITUTIONAL FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               SEPTEMBER 7, 2001

                           JPMORGAN DIVERSIFIED FUND
                        JPMORGAN DISCIPLINED EQUITY FUND
                           JPMORGAN U.S. EQUITY FUND
                        JPMORGAN U.S. SMALL COMPANY FUND
                      522 FIFTH AVENUE, NEW YORK, NY 10036

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES DATED SEPTEMBER 7, 2001 FOR THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE JUNE 30, 2001 (FOR THE DIVERSIFIED FUND), AND MAY 31, 2001 (FOR THE DISCIPLINED EQUITY, U.S. EQUITY AND U.S. SMALL COMPANY FUNDS). THE PROSPECTUSES AND THE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS THEREON, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM J.P. MORGAN FUND DISTRIBUTORS, INC. 1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036, ATTENTION: JPMORGAN FUNDS (800) 221-7930.

    For more information about your account, simply call or write the JPMorgan Funds Service Center at:

Select, Classes A, B and C Shares:  Institutional Shares:

JPMorgan Funds Service Center       JPMorgan Institutional Funds
P.O. Box 219392                     Service Center
Kansas City, MO 64121-9392          500 Stanton Christiana Road
                                    Newark, Delaware 19713

1-800-348-4782                      1-800-766-7722

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Objectives and Policies................    3
Investment Restrictions...........................   21
Trustees..........................................   22
Officers..........................................   25
Codes of Ethics...................................   26
Investment Adviser................................   26
Distributor.......................................   27
Administrator.....................................   28
Distribution Plan.................................   30
Custodian and Transfer Agent......................   31
Shareholder Servicing.............................   31
Financial Professionals...........................   32
Independent Accountants...........................   32
Expenses..........................................   32
Purchases, Redemptions and Exchanges..............   34
Dividends and Distributions.......................   38
Net Asset Value...................................   39
Performance Data..................................   40
Portfolio Transactions............................   42
Massachusetts Trust...............................   43
Description of Shares.............................   44
Distributions: Tax Matters........................   46
Additional Information............................   50
Financial Statements..............................   54
Appendix A--Description of Securities Ratings.....  A-1

                                    GENERAL

    J.P. Morgan Institutional Funds (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust presently consists of ten separate series. This Statement of Additional Information ("SAI") relates only to the JPMorgan Diversified Fund, JPMorgan Disciplined Equity Fund, JPMorgan U.S. Equity Fund, and JPMorgan U.S. Small Company Fund (collectively, the "Funds"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information. The Trustees of the Trust have authorized the issuance and sale of up to five classes of each Fund: Institutional Class, Select Class, Class A, Class B and Class C Shares.

    This SAI describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

    This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses (the "Prospectuses"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    Prior to the date of this SAI, the Funds sought to achieve their investment objective by investing all of their investable assets in separate Master Funds (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. The Funds no longer operate under a "master/feeder" structure and instead invest directly in portfolio securities.

    The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVE AND POLICIES

    The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectuses.

    JPMORGAN DIVERSIFIED FUND (the "Diversified Fund") is designed for investors who wish to invest for long term objectives such as retirement and who seek to attain real appreciation in their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting solely of equity securities. The Diversified Fund's investment objective is to provide a high total return from a diversified portfolio of equity and fixed income securities.

    The mix of equities and fixed income is based on the risk premium model and the anticipation of changing economic trends. The risk premium is the difference between JPMIM's forecast of the long-term return on stocks (determined using JPMIM's proprietary dividend discount model) and the current nominal yield on 30-year U.S. Treasury bonds. When the risk premium is high, more assets are allocated to stocks. When the risk premium is low, more assets are allocated to bonds. Within U.S. equities, the allocation between large cap and small cap stocks is based on the relative dividend discount rate spread between large and small cap. The equity portion of the portfolio will be invested primarily in large and medium sized U.S. companies with market capitalizations above $1.5 billion, with the balance in small U.S. companies primarily included in the Russell 2000 Index and in foreign issuers primarily in developed countries and occasionally in emerging markets. Within fixed income, the allocation among sectors is based on JPMIM's analysis of their relative valuations.

         INVESTMENT PROCESS FOR THE DIVERSIFIED FUND'S EQUITY COMPONENT

    With respect to the equity portion of the portfolio, JPMIM uses:

    FUNDAMENTAL RESEARCH: JPMIM's team of domestic equity analysts which includes more than 20 members, each an industry specialist with an average of over 11 years of experience, follow 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the most attractive companies among those researched.

    SYSTEMATIC VALUATION: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with the "fair value" price forecasted by the estimated intermediate-term earnings power. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

    DISCIPLINED PORTFOLIO CONSTRUCTION: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. The stocks selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that a perceived misvaluation will be corrected within a reasonable time frame, and the manager's estimate of the magnitude of the risks versus the potential rewards. A stock that falls into the fourth and fifth quintiles generally becomes a candidate for sale, either because its price has risen or its fundamentals have deteriorated. The portfolio's sector weightings are matched to those of the S&P 500 Index, reflecting JPMIM's belief that its research has the potential to add value at the individual stock level, but not at the sector level. JPMIM also controls the portfolio's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing 250-300 stocks.

      INVESTMENT PROCESS FOR THE DIVERSIFIED FUND'S FIXED INCOME COMPONENT

    DURATION/YIELD CURVE MANAGEMENT: JPMIM's duration decision begins with an analysis of real yields, which its research indicates are generally a reliable indicator of longer term interest rate trends. Other factors JPMIM studies in regard to interest rates include economic growth and inflation, capital flows and monetary policy. Based on this analysis, JPMIM forms a view of the most likely changes in the level and shape of the yield curve--as well as the timing of those changes--and sets the portfolio's duration and maturity structure accordingly. JPMIM typically limits the overall duration of the portfolio to a range between one year shorter and one year longer than that of the Salomon Smith Barney Broad Investment Grade Bond Index. The maturities of the individual fixed income securities in the portfolio may vary widely, however.

    SECTOR ALLOCATION: Sector allocations are driven by JPMIM's fundamental and quantitative analysis of the relative valuation of a broad array of fixed income sectors. Specifically, JPMIM utilizes market and credit analysis to assess whether the current risk-adjusted yield spreads of various sectors are likely to widen or narrow. JPMIM then overweights (underweights) those sectors its analysis indicates offer the most (least) relative value, basing the speed and magnitude of these shifts on valuation considerations.

    SECURITY SELECTION: Securities are selected by the portfolio manager, with substantial input from JPMIM's fixed income analysts and traders. Using quantitative analysis as well as traditional valuation methods, JPMIM's applied research analysts aim to optimize security selection within the bounds of the portfolio's investment objective. In addition, credit analysts--supported by JPMIM's equity analysts--assess the creditworthiness of issuers and counterparties. A dedicated trading desk contributes to security selection by tracking new issuance, monitoring dealer inventories, and identifying attractively priced bonds. The traders also handle all transactions for the portfolio.

   INVESTMENT PROCESS FOR THE DIVERSIFIED FUND'S U.S. SMALL COMPANY COMPONENT

    FUNDAMENTAL RESEARCH: JPMIM's domestic equity analysts also continuously monitor 300-500 small cap stocks with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Because JPMIM's analysts follow both the larger and smaller companies in their industries--in essence, covering their industries from top to bottom--they are able to bring broad perspective to the research they do on both.

    See "Systematic Valuation" above.

    DISCIPLINED PORTFOLIO CONSTRUCTION: A diversified portfolio is constructed as for the equity component, but purchases are concentrated among the stocks in the top two quintiles of the rankings. Once a stock falls into the third quintile, it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the Russell 2000 Index. Sector neutrality is also seen as a way to help to protect the portfolio from macroeconomic risks and--together with diversification--represents an important element of JPMIM's investment strategy.

    JPMORGAN DISCIPLINED EQUITY FUND (the "Disciplined Equity Fund") is designed for investors seeking enhanced total return relative to that of large and medium sized companies, typically represented by the S&P 500 Index. The Disciplined Equity Fund's investment objective is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. This investment objective can be changed without shareholder approval.

    The Disciplined Equity Fund invests primarily in a diversified portfolio of common stocks and other equity securities. Under normal circumstances, the Disciplined Equity Fund expects to invest at least 65% of its total assets in such securities.

               INVESTMENT PROCESS FOR THE DISCIPLINED EQUITY FUND

    RESEARCH: The Adviser's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the companies that they cover.

    VALUATION: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

    STOCK SELECTION: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. Once a stock falls into the fourth and fifth quintiles--either because its price has risen or its fundamentals have deteriorated--it generally becomes a candidate for sale. The Disciplined Equity Fund's sector weightings are matched to those of the S&P 500 Index, the Disciplined Equity Fund's benchmark. The Adviser, also controls the Disciplined Equity Fund's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing approximately 300 stocks.

    JPMORGAN U.S. EQUITY FUND (the "U.S. Equity Fund") is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The U.S. Equity Fund's investment objective is to provide a high total return from a portfolio of selected equity securities. This investment objective can be changed without shareholder approval.

    In normal circumstances, at least 65% of the U.S. Equity Fund's total assets will be invested in equity securities consisting of U.S. and foreign common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, depository receipts (such as ADRs and EDRs) trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The U.S. Equity Fund's primary equity investments are the common stock of large capitalization U.S. corporations and, to a limited extent, similar securities of foreign corporations.

                  INVESTMENT PROCESS FOR THE U.S. EQUITY FUND

    RESEARCH: The Adviser's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 700 predominantly large- and medium-sized U.S. companies--approximately 500 of which form the universe for the U.S. Equity Fund's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover. In doing this, they may work in concert with the Adviser's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

    VALUATION: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

    STOCK SELECTION: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first-quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile--because its price has risen or its fundamentals have deteriorated--it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, the U.S. Equity Fund's benchmark.

    JPMORGAN U.S. SMALL COMPANY FUND (the "U.S. Small Company Fund") is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The U.S. Small Company Fund's investment objective is to provide high total return from a portfolio of small company stocks. This investment objective can be changed without shareholder approval.

    The U.S. Small Company Fund attempts to achieve its investment objective by investing primarily in the stock of small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index.

               INVESTMENT PROCESS FOR THE U.S. SMALL COMPANY FUND

    RESEARCH: The Adviser's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, continuously monitor the small cap stocks in their respective sectors with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Their research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap companies among those they monitor--a universe that contains a total of approximately 600 names. Because the Adviser's analysts follow both the larger and smaller companies in their industries--in essence, covering their industries from top to bottom--they are able to bring broad perspective to the research they do on both.

    VALUATION: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with the its forecasted dividends and earnings. Within each industry, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

    STOCK SELECTION: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will soon be corrected, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile--because its price has risen or its fundamentals have deteriorated--it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the Russell 2000 Index, the U.S. Small Company Fund's benchmark.

                               EQUITY INVESTMENTS

    The Equity Securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

    EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                              FOREIGN INVESTMENTS

    The Funds may make substantial investments in foreign securities. Other than the Diversified Fund which may invest up to 30% of its total assets in foreign securities, the Funds may invest up to 20% of their total assets in foreign securities. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations.

    Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

    The Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the

Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

                     INVESTMENT IN LOWER RATED OBLIGATIONS

    While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to Funds investing in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's credit analysis.

    Lower quality debt obligations are affected by the market's perception of their credit quality, especially during time of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio holdings for purposes of determining the Fund's net asset value.

                            FIXED INCOME INVESTMENTS

    Certain Funds may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which these Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    Certain Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. Certain Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    MORTGAGES (DIRECTLY HELD). Certain Funds may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

    The directly placed mortgages in which these Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be

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fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    CORPORATE FIXED INCOME SECURITIES. Certain Funds may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

                            MONEY MARKET INSTRUMENTS

    Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee.

    The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation

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to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan (or its affiliates) to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

    CORPORATE BONDS AND OTHER DEBT SECURITIES. Each of the Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements."

    Each of the Funds may make investments in other debt securities, including without limitation in corporate and foreign bonds, asset-backed securities and other obligations described in this SAI.

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting them to invest their uninvested cash in any affiliated money market funds. The order sets forth the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED
SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933 ("the 1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated in the category A or higher by Moody's or Standard & Poor's, or the equivalent by another NRSRO, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

    The table below sets forth the Funds' turnover for the fiscal periods indicated. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High Fund turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions: Tax Matters" below.

    DIVERSIFIED FUND--For the fiscal years ended June 30, 1999, 2000, and 2001:
144%, 217%, and 185%, respectively.

    DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: 51%, 56% and 72%, respectively. 38%.

    U.S. EQUITY FUND--For the fiscal years ended May 31, 1999, 2000, and 2001:
84%, 89%, and 81%, respectively.

    U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1999, 2000, and 2001: 104%, 104%, and 110%, respectively.

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

    Each Fund:

        (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and in the case of the Diversified Fund, make direct investments in mortgage;

        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by their Trustees. These non-fundamental investment policies require that the
Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of each of the Funds. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc (pharmaceuticals). Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of the Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20,
1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is
January 26, 1936.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance

------------------------
* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to determine the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $140,400. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2000 are set forth below.

                                       AGGREGATE TRUSTEE     PENSION OR RETIREMENT    TOTAL COMPENSATION
                                     COMPENSATION PAID BY     BENEFITS ACCRUED BY         PAID FROM
                                     THE TRUST DURING 2000   THE "FUND COMPLEX" **    "FUND COMPLEX" (1)
                                     ---------------------  -----------------------  --------------------
William J. Armstrong, Trustee                   N/A                $ 41,781                $ 90,000
Roland R. Eppley, Jr., Trustee                  N/A                  58,206                  91,000
Ann Maynard Gray, Trustee                   $11,239                     N/A                  75,000
Matthew Healey, Trustee and
  President of the Board of
  Trustees (2)                              $11,239                     N/A                  75,000
Fergus Reid, III, Trustee and
  Chairman of the Board of Trustees             N/A                 110,091                 205,750
James J. Schonbachler, Trustee              $11,239                     N/A                  75,000
Leonard M. Spalding, Jr., Trustee *             N/A                  35,335                  89,000
H. Richard Vartabedian, Trustee                 N/A                  86,791                 134,350

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927,
respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities the Trust and the Funds had entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex the Trust and the Funds have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

    The aggregate fees paid to Pierpont Group, Inc. by each Fund and its former Portfolio during the indicated fiscal periods are set forth below:

    DIVERSIFIED FUND--For the fiscal years ended June 30, 1999, 2000, and 2001:
$10,569, $10,326, and $10,260 respectively.

    THE DIVERSIFIED PORTFOLIO--For the fiscal years ended June 30, 1999, 2000, and 2001: $16,444, $15,670, and $16,177 respectively.

    DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1999, 2000, and 2001: $13,569, $21,716, and $19,259 respectively.

    THE DISCIPLINED EQUITY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000, and 2001: $14,804, $24,487, and $21,294 respectively.

    U.S. EQUITY FUND--For the fiscal years ended May 31, 1999, 2000, and 2001:
$7,659, $4,651, and $2,699 respectively.

    THE U.S. EQUITY PORTFOLIO--For the fiscal years ended May 31, 1999 2000, and 2001: $18,019, $12,016, and $7,578 respectively.

    U.S. SMALL COMPANY FUND--For the fiscal year ended May 31, 1999, 2000, and 2001: $8,809, $6,792, and $5,475 respectively.

    THE U.S. SMALL COMPANY PORTFOLIO--For the fiscal year ended May 31, 1999, 2000, and 2001: $13,942, $11,170, and $9,653 respectively.

                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and FInancial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment
Management Inc. Mr. Wezdenko is the Chief Operating Officer for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of August 22, 2001, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Funds' Trustees, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds' investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

    Prior to October 1, 1998, Morgan Guaranty Trust Company of New York ("Morgan") served as investment adviser to each Fund's corresponding Portfolio.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Investment Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."

    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreement, each Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Fund's average daily net assets shown below.

    Diversified Fund:                               0.55%
    Disciplined Equity Fund:                        0.35%
    U.S. Equity Fund:                               0.40%
    U.S. Small Company Fund:                        0.60%

    The table below sets forth for each Fund listed the advisory fees paid by each Fund's corresponding Portfolio to Morgan and JPMIM, as applicable, for the fiscal period indicated. See the Funds' financial statements which are incorporated herein by reference.

    DIVERSIFIED FUND--For the fiscal years ended June 30, 1999, 2000 and 2001, the advisory fees paid by the Fund to Morgan, the Fund's Adviser prior to October 28, 1998, and to JPMIM, the Fund's current Adviser, were $3,834,721, $5,129,204, and $5,399,551, respectively.

    DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $2,310,525, $5,016,217, and $5,475,879, respectively.

    U.S. EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001:
$2,911,314, $2,748,787, and $2,219,058, respectively.

    U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $3,367,503, $3,870,586, and $4,305,852, respectively.

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Funds' Trustees, or by a vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

    Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated April 10, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.

    Prior to April 10, 2001, Funds Distributor, Inc. ("FDI") served as the Funds' distributor.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Administration Agreement also provides that absent willful misfeasance, bad faith or gross negligence, reckless disregard in the performance of its duties under the agreement on the part of Morgan or its Directors, Officers, or employees, the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion, on an annualized basis for the Fund's then-current fiscal year. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

    Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    Under prior Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI served as the Trust's and the Portfolios' Co-Administrator.

    For its services under the Co-Administration Agreements, each Fund and its corresponding Portfolio had agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI.

    The table below sets forth for each Fund and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.

    DIVERSIFIED FUND--For the fiscal years ended June 30, 1999, 2000 and 2001:
$17,847, $7,858, and $6,293, respectively.

    THE DIVERSIFIED PORTFOLIO--For the fiscal years ended June 30, 1999, 2000 and 2001: $9,900, $8,873, and $5,502, respectively.

    DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $9,878, $17,016, and $14,402, respectively.

    THE DISCIPLINED EQUITY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $9,294, $13,826, and $8,977, respectively.

    U.S. EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001:
$5,398, $3,434, and $2,007, respectively.

    THE U.S. EQUITY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $11,075, $6,803, and $3,186, respectively.

    U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $6,240, $4,988, and $4,141, respectively.

    THE U.S. SMALL COMPANY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $8,564, $6,159, and $4,099, respectively.

    The Trust, on behalf of each Fund, and each Fund's corresponding Portfolio had entered into Administrative Services Agreements (the "Services Agreements") with Morgan, pursuant to which Morgan was responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio.

    Under the Services Agreements, each Fund had agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Funds and the Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds, the other investors in the Funds for which Morgan provided similar services and the Trust. The table below sets forth for each Fund and the corresponding Portfolio the fees paid to Morgan, as Services Agent, for the fiscal periods indicated.

    DIVERSIFIED FUND--For the fiscal years ended June 30, 1999, 2000, and 2001:
$121,374, $156,038, and $148,119, respectively.

    THE DIVERSIFIED PORTFOLIO--For the fiscal years ended June 30, 1999, 2000 and 2001: $186,594, $238,077, and $232,170, respectively.

    DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $161,459, $319,256, and $336,008, respectively.

    THE DISCIPLINED EQUITY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $176,331, $359,899, and $371,524, respectively.

    U.S. EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001:
$83,547, $66,606, and $46,727, respectively.

    THE U.S. EQUITY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $198,407, $172,419, and $131,764 respectively.

    U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $97,116, $97,973, and $96,800, respectively.

    THE U.S. SMALL COMPANY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $153,123, $162,199, and $170,278, respectively.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% of average daily net assets and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.25% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Income Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                          CUSTODIAN AND TRANSFER AGENT

    Pursuant to the Global Custody Agreement between the Trust and Chase, dated September 7, 2001, Chase is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of Fund transactions. Prior to that time the Bank of New York ("BONY"), One Wall Street, New York, New York 10286, served as the Trust's and each of the Funds' custodian and fund accounting agent.

    DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

    Prior to May 5, 2001, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, served as the Trust's transfer and dividend disbursing agent.

                             SHAREHOLDER SERVICING

    The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement effective August 1, 1998, each Fund has agreed to pay Morgan for these services a fee at the following annual rate of up to 0.10% for Institutional Shares and up to 0.25% for Select, Classes A, B and C Shares (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all such shareholders.

    The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.

    DIVERSIFIED FUND--For the fiscal years ended June 30, 1999, 2000 and 2001:
$455,106, $628,625, and $626,180, respectively.

    DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $604,339, $1,284,481, and $1,414,925, respectively.

    U.S. EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001:
$305,516, $267,241, and $196,630, respectively.

    U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $356,273, $394,165, and $407,805, respectively.

    The Funds may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM and Morgan under various agreements discussed under "Investment Adviser," "Administrator" and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws.

    Morgan has agreed that it will reimburse the Funds to the extent necessary to maintain such Funds' total operating expenses (which include expenses of the Funds) at the following annual rates of the Funds' average daily net assets for the periods indicated.

Diversified Fund:
    Institutional Shares                            0.65% until September 7, 2004
    Select Shares                                   0.98% until September 7, 2004
    Class A                                         1.10% until September 7, 2002
    Class B                                         1.60% until September 7, 2002
    Class C                                         1.60% until September 7, 2002
Disciplined Equity Fund:
    Institutional Shares                            0.45% until September 7, 2004
    Select Shares                                   0.75% until September 7, 2004
    Class A                                         0.95% until September 7, 2002
    Class B                                         1.45% until September 7, 2002
    Class C                                         1.45% until September 7, 2001
U.S. Equity Fund
    Institutional Shares                            0.64% until September 7, 2004
    Select Shares                                   0.79% until September 7, 2004
    Class A                                         1.05% until September 7, 2004
    Class B                                         1.75% until September 7, 2002
    Class C                                         1.75% until September 7, 2002
U.S. Small Company Fund
    Institutional Shares                            0.83% until September 7, 2004
    Select Shares                                   1.01% until September 7, 2004
    Class A                                         1.25% until September 7, 2002
    Class B                                         1.75% until September 7, 2002
    Class C                                         1.75% until September 7, 2002

    These limits do not cover extraordinary expenses.

    The table below sets forth for each Fund and its corresponding Portfolio the fees and other expenses Morgan reimbursed pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

    DIVERSIFIED FUND--(Includes expense reimbursement allocated from the Portfolio) For the fiscal years ended June 30, 1999, 2000 and 2001: $756,422, $924,695, and $930,362, respectively.

    THE DIVERSIFIED PORTFOLIO--For the fiscal years ended June 30, 1999, 2000 and 2001: $183,744, $238,773, and $273,997, respectively.

    DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $902,328, $1,299,067, and $1,446,237, respectively.

    THE DISCIPLINED EQUITY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: N/A, N/A and N/A, respectively.

    U.S. EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001:
$77,429, $64,994, and $28,212, respectively.

    THE U.S. EQUITY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: N/A, N/A and N/A, respectively.

    U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $160,843, $79,145, and $2,874, respectively.

    THE U.S. SMALL COMPANY PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: N/A, N/A and N/A, respectively.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the Securities Act.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the

Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations only to the extent described below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Fund is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Fund less the Fund's pro rata share of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI.

    A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    The Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    Historical performance information for any period prior to the establishment of a Fund will be that of its corresponding predecessor JPMorgan Fund and will be presented in accordance with applicable SEC staff interpretations.

    The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares. The performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table below may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes which would require an adjustment to the ongoing expenses.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, Morgan and/or other service providers are obligated to waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

    Below is set forth historical return information for the Funds or their predecessors for the periods indicated:

    DIVERSIFIED FUND (06/30/01): Average annual total return, 1 year: (6.69)%; average annual total return, 5 years: 10.15%; average annual total return, commencement of operations (September 10, 1993) to period end: 10.87%.

    DISCIPLINED EQUITY FUND (05/31/01):  Average annual total return, 1 year:
(9.99)%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (January 3, 1997) to period end: 13.01%.

    U.S. EQUITY FUND (05/31/01): Average annual total return, 1 year: (6.99)%; average annual total return, 5 years: 12.72%; average annual total return, 10 years: 13.70%.

    U.S. SMALL COMPANY FUND (05/31/01):  Average annual total return, 1 year:
0.94%; average annual total return, 5 years: 8.98%; average annual total return, 10 years: 12.71%.

    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

                             PORTFOLIO TRANSACTIONS

    The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Fund transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Fund Turnover".

    In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

    In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Fund review regularly the reasonableness of commissions and other transaction costs incurred by the Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, Fund strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Funds do not reduce their fee to the Adviser by any amount that might be attributable to the value of such services.

    The Funds paid the following brokerage commissions for the indicated fiscal periods:

    DIVERSIFIED FUND--For the fiscal years ended June 30, 1999, 2000 and 2001:
$557,819, $712,450, and $1,563,643, respectively.

    DISCIPLINED EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $504,145, $833,195, and $1,641,930, respectively.

    U.S. EQUITY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001:
$1,163,432, $1,148,804, and $928,559, respectively.

    U.S. SMALL COMPANY FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $979,033, $410,368, and $883,984, respectively.

    The increases in brokerage commissions for the Disciplined Equity and U.S. Equity Funds reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                              MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Effective January 1, 1998, the name of "The JPM Institutional Funds" was changed to "J.P. Morgan Institutional Fund." Each Fund's name changed accordingly.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is comprised of two open-end management investment companies organized as Massachusetts business trusts in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of 22 series of J.P. Morgan Institutional Funds. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (8% for gain otherwise taxes at 15%) if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

    The Diversified Fund has a capital loss carryforward of $610,000 which expires June 30, 2009. The Disciplined Equity Fund has a capital loss carryforward of $4,772,378 which expires May 31, 2009.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Funds, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                               PRINCIPAL HOLDERS

    As of August 22, 2001, the following persons owned of record 5% or more of the outstanding Shares of the Funds:

FUND AND CLASS OF SHARES                 NAME AND ADDRESS OF SHAREHOLDER          PERCENTAGE HELD
------------------------                 -------------------------------          ---------------
Diversified Fund (1)                     National Financial Services Corp             13.22%
                                         For the Exclusive Benefit of
                                         our Customers
                                         Attn: Mutual Funds - 5th Floor
                                         200 Liberty St - 1 World Financial
                                         New York NY 10281-1003

                                         Ferrell Companies Inc 401(k)                  9.27%
                                         Investment Plan
                                         Attn RPS Mgmt Rptg
                                         PO Box 419784
                                         Kansas City MO 64141-6784

--------------------------
(1) On September 7, 2001, all issued and outstanding shares of the Diversified Fund were renamed Select Class shares.

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
JPMorgan Institutional Diversified     Celtic Insurance Company Ltd                 6.52%
 Fund (2)                              Harold L Maxson Vice President
                                       C/O Procter & Gamble
                                       2 Procter & Gamble Plaza TE-12
                                       Cincinnati OH 45202

                                       Wendel & Co FBO: The Marmon                  7.49%
                                       Retirement Master Trust
                                       DTD 1/1/83-CTC Illinois Trust
                                       Company
                                       209 West Jackson Suite 7000
                                       Chicago IL 60606-6907

                                       MGT of New York Deferred Profit             32.57%
                                       Sharing Plan of MGT of NY and
                                       Affiliated Co for US Employees
                                       American Century Services Inc
                                       4500 Main St
                                       Attn: Steve Levit
                                       Kansas City MO 64111-1816

                                       Newell Rubbermaid 401K Savings Plan          8.21%
                                       Attn: Steve Levitt
                                       4500 Main St
                                       Kansas City MO 64111-1816

Disciplined Equity Fund (3)            Charles Schwab & Co Inc                     11.65%
                                       Special Custody Account for
                                       Benefit of Customers
                                       Attn: Mutual Funds
                                       101 Montgomery St
                                       San Francisco CA 94104-4122

                                       National Financial Services Corp            30.80%
                                       For the Exclusive Benefit of
                                       our Customers
                                       Attn: Mutual Funds - 5th floor
                                       200 Liberty St - 1 World Financial
                                       New York NY 10281-1003

JPMorgan Institutional Disciplined     Charles Schwab & Co Inc                     10.21%
 Equity Fund (4)                       Special Custody Account for
                                       Benefit of Customers
                                       Attn: Mutual Funds
                                       101 Montgomery St
                                       San Francisco CA 94104-4122

                                       MGT of New York deferred profit             18.81%
                                       sharing plan of MGT of NY and
                                       affiliated Co for US employees
                                       American Century Services Inc
                                       4500 Main St Attn: Steve Levit
                                       Kansas City MO 64111-1816

--------------------------
(2) On September 7, 2001, all issued and outstanding shares of the JPMorgan Institutional Diversified Fund were renamed Institutional Class shares of the Diversified Fund.
(3) On September 7, 2001, all issued and outstanding shares of the Disciplined Equity Fund were renamed Select Class shares.
(4) On September 7, 2001, all issued and outstanding shares of the JPMorgan Institutional Disciplined Equity Fund were renamed Institutional Class shares of the Disciplined Equity Fund.

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
JPMorgan Large Cap Equity Fund,        MLPF&S for the Sole Benefit of              15.23%
 Class A (5)                           its Customers
                                       Attn Fund Administration
                                       SEC# 97J84
                                       4800 Deer Lake Drive East 2nd Flr
                                       Jacksonville FL 32246-6484

                                       Trulin & Co                                 25.33%
                                       C/O Chase Manhattan Bank
                                       Attn Mutual FDS/T-C
                                       PO Box 31412
                                       Rochester NY 14603-1412

                                       Fidelity Investments Inst Ops Co             5.88%
                                       Inc as agent for Kulite
                                       Semiconductor Emp PS&SR Plan-11504
                                       Attn Dave Staley
                                       100 Magellan Way # KW1C
                                       Covington KY 41015-1999

JPMorgan Large Cap Equity Fund,        MLPF&S for the Sole Benefit of              25.55%
 Class B (6)                           its Customers
                                       Attn Fund Administration
                                       SEC# 97J85
                                       4800 Deer Lake Drive East 2nd Flr
                                       Jacksonville FL 32246-6484

JPMorgan Large Cap Equity Fund,        MLPF&S                                      46.03%
 Class C (7)                           SEC# 97TR4
                                       4800 Deer Lake Dr East 2nd Fl
                                       Jacksonville FL 32246-6484

                                       Donaldson Lufkin Jenrette                   12.36%
                                       Securities Corp Inc
                                       PO Box 2052
                                       Jersey City NJ 07303-2052

JPMorgan Large Cap Equity Fund,        Fidelity Investments Inst Ops Co             6.20%
 Institutional Class (8)               Inc as Agent for Greater Houston
                                       Anesthesiology PA 401k PSP-10475
                                       Attn Dave Staley
                                       100 Magellan Way # KW1C
                                       Covington KY 41015-1999

                                       Fidelity Investments Inst Ops Co            13.43%
                                       Inc as Agt for Mercury Aircraft
                                       Inc 401k PSP and Trust 10352
                                       Attn Dave Staley
                                       100 Magellan Way # KW1C
                                       Covington KY 41015-1999

--------------------------
(5) On September 7, 2001, all Class A shares of the JPMorgan Large Cap Equity Fund were merged into Class A shares of the U.S. Equity Fund.
(6) On September 7, 2001, all Class B shares of the JPMorgan Large Cap Equity Fund were renamed Class B shares of the U.S. Equity Fund.
(7) On September 7, 2001, all Class C shares of the JPMorgan Large Cap Equity Fund were renamed Class C shares of the U.S. Equity Fund.
(8) On September 7, 2001, all Institutional Class shares of the JPMorgan Large Cap Equity Fund were merged into Select Class shares of the U.S. Equity Fund.

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
                                       Trulin & Co                                  8.59%
                                       C/O Chase Manhattan Bank
                                       Attn Mutual FDS/T-C
                                       PO Box 31412
                                       Rochester NY 14603-1412

                                       Jupiter & Co Cust                           55.44%
                                       FBO Investors Bank & Trust Co
                                       PO Box 9130 FPG90
                                       Boston MA 02117-9130

U.S. Equity Fund (9)                   Forest Laboratories Inc Savings &           12.23%
                                       Profit Shar Plan
                                       American Century Services Inc
                                       Attn: RPS Mgmt Rptg
                                       PO Box 419784
                                       Kansas City MO 64141-6784

JPMorgan Institutional U.S. Equity     Morgan Guaranty Trust Co as Ttee            24.27%
 Fund (10)                             For Degussa Defined Benefit
                                       Retirement Trust
                                       Attn: Special Products 2/Ops 3
                                       500 Stanton Christiana Rd
                                       Newark DE 19713-2107

                                       Northern Trust Co as Ttee                   14.20%
                                       of the Emp Benefit Plans
                                       Master Trust
                                       Attn Sandra M Hecimovich
                                       50 S LaSalle St
                                       Chicago IL 60675-0001

                                       The Church Pension Fund for the             13.23%
                                       Retirement Savings Program
                                       Attn: Jeff Ackerman
                                       445 Fifth Ave 7th Floor
                                       New York NY 10016-0109

                                       Fifth Third Bank Trust                       6.03%
                                       Adena Health Care 01-2-3068921
                                       Ttees
                                       P O Box 630074
                                       Cincinnati OH 45263-0001

                                       Key Trust Co Ttee for Lin                   13.20%
                                       Television Corp Retirement Plan
                                       PO Box 94871
                                       Cleveland OH 44101-4871

JPMorgan US Equity Fund - Advisor      JP Morgan Investment Management Inc         17.72%
 Series (11)                           Seed Account:JPM US Equity Advisor
                                       Attn: Haskel Ginsberg
                                       522 5th Ave 10th Flr
                                       New York NY 10036-7601

--------------------------
 (9) On September 7, 2001, all issued and outstanding shares of the U.S. Equity Fund were merged into Select Class shares.
(10) On September 7, 2001, all issued and outstanding shares of the JPMorgan Institutional U.S. Equity Fund were renamed Institutional Class shares of the U.S. Equity Fund.
(11) On September 7, 2001, all issued and outstanding shares of the JPMorgan U.S. Equity - Advisor Series were merged into Class A shares of the U.S. Equity Fund.

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
                                       The Fulton Company                          82.28%
                                       C/O Fulton Financial Advisors NA
                                       PO Box 3215
                                       Lancaster PA 17604-3215

U.S. Small Company Fund (12)           Smith Barney Inc                             9.56%
                                       Book Entry Account
                                       Attn: Matt Maestri
                                       333 West 34th St
                                       7th Fl Mutual Funds Dept
                                       New York NY 10001-2483

                                       Forest Laboratories Inc Savings &            8.99%
                                       Profit Shar Plan
                                       American Century Services Inc
                                       Attn: RPS Mgmt Rptg
                                       PO Box 419784
                                       Kansas City MO 64141-6784

JPMorgan Institutional U.S. Small      JPMIM as Agent for the American              6.52%
 Company Fund (13)                     Chemical Society
                                       Attn: Janet Valsechi
                                       522 5th Ave
                                       New York NY 10036-7601

                                       MGT of New York Deferred Profit             24.39%
                                       Sharing Plan of Mgt of NY and
                                       Affiliated Co for US Employees
                                       American Century Services Inc
                                       4500 Main St Attn: Steve Levit
                                       Kansas City MO 64111-1816

                                       Phelps Dodge Employee Savings Plan           6.45%
                                       American Century Services Inc
                                       Attn: RPS Mgmt Rptg
                                       PO Box 419784
                                       Kansas City MO 64141-6784

--------------------------
(12) On September 7, 2001, all issued and outstanding shares of the U.S. Small Company Fund were renamed Select Class shares.
(13) On September 7, 2001, all issued and outstanding shares of the JPMorgan Institutional U.S. Small Company Fund were renamed Institutional Class shares of the U.S. Small Company Fund.

                              FINANCIAL STATEMENTS

    The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Funds are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Institutional Funds Service Center at (800)766-7722.

                                                                  DATE OF ANNUAL REPORT;
NAME OF FUND                                                         ACCESSION NUMBER
------------                                        --------------------------------------------------
JPMorgan Diversified Fund                           06/30/01; 0000912057-01-531171
JPMorgan Disciplined Equity Fund                    5/31/01; 0000912057-01-526548
JPMorgan U.S. Equity Fund                           5/31/01; 0000912057-01-526548
JPMorgan U.S. Small Company Fund                    5/31/01; 0000912057-01-526548

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS
                STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                     MOODY'S CORPORATE AND MUNICIPAL BONDS

    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        -  Leading market positions in well established industries.
        -  High rates of return on funds employed.
        - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        - Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                 JPMORGAN FUNDS

                        J.P. MORGAN INSTITUTIONAL FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               SEPTEMBER 7, 2001

                   JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
                 JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
               JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND
                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information is NOT a prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated September 7, 2001 for the Funds listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the Financial Statements included in the Annual Reports and the Semi-Annual Reports for the JPMorgan Fleming International Equity Fund, the JPMorgan Fleming Emerging Markets Equity Fund and the JPMorgan Fleming International Opportunities Fund. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports thereon, are available, without charge upon request from J.P. Morgan Fund Distributors, Inc. (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.
Attention: JPMorgan Funds.

    For more information about your account, simply call or write the JPMorgan Funds Service Center at:

Select, Classes A, B and C Shares:  Institutional Shares:

JPMorgan Funds Service Center       JPMorgan Institutional Funds
P.O. Box 219392                     Service Center
Kansas City, MO 64121-9392          500 Stanton Christiana Road
                                    Newark, Delaware 19713

1-800-348-4782                      1-800-766-7722

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Objective and Policies.................    3
Investment Restrictions...........................   19
Trustees..........................................   21
Officers..........................................   23
Codes of Ethics...................................   25
Investment Adviser................................   25
Administrator.....................................   26
Distributor.......................................   27
Distribution Plan.................................   28
Custodian and Transfer Agent......................   29
Shareholder Servicing.............................   29
Financial Professionals...........................   30
Independent Accountants...........................   30
Expenses..........................................   30
Purchases, Redemptions and Exchanges..............   32
Dividends and Distributions.......................   36
Net Asset Value...................................   37
Performance Data..................................   38
Fund Transactions.................................   40
Massachusetts Trust...............................   41
Description of Shares.............................   42
Distributions: Tax Matters........................   43
Additional Information............................   50
Financial Statements..............................   50
Appendix A--Description of Security Ratings.......  A-1

                                    GENERAL

    This Statement of Additional Information relates only to the JPMorgan Fleming International Equity Fund, JPMorgan Fleming Emerging Markets Equity Fund, and JPMorgan Fleming International Opportunities Fund (collectively, the "Funds"). Each of the Funds is a separate series of J.P. Morgan Series Trust, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "J.P. Morgan Fund"). The other J.P. Morgan Funds are covered by separate Statements of Additional Information. The Trustees of the Trust have authorized the issuance and sale of up to five classes of shares of each Fund: Institutional Class, Select Class, Class A, Class B and Class C Shares.

    This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses (each a "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    Until September 7, 2001, the Funds invested all of their investable assets in separate Master Funds (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. Each Fund invested in a Portfolio through a two-tier master-feeder investment fund structure.

    The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVE AND POLICIES

    The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectus.

    THE JPMORGAN FLEMING INTERNATIONAL EQUITY FUND (the "International Equity Fund") is designed for investors with a long term investment horizon who want to diversify their Funds by investing in an actively managed Fund of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East Index (the "EAFE Index"). The Fund's investment objective is to provide high total return from a portfolio of equity securities of foreign corporations.

    The International Equity Fund seeks to achieve its investment objective by investing primarily in the equity securities of foreign corporations. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depository receipts, warrants, rights, convertible securities, trust or limited partnership interests and equity participations (collectively, "Equity Securities"). Under normal circumstances, the International Equity Fund expects to invest at least 65% of its total assets in such securities. The Fund does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of developed foreign countries render investments in such countries inadvisable.

              INVESTMENT PROCESS FOR THE INTERNATIONAL EQUITY FUND

    COUNTRY ALLOCATION: JPMIM's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks. Using a proprietary approach, JPMIM calculates this risk premium for each of the nations in the International

Equity Fund's universe, determines the extent of its deviation--if any--from its historical norm, and then ranks countries according to the size of those deviations. Countries with high (low) rankings are overweighted (underweighted) in comparisons to the EAFE Index to reflect the above-average (below-average) attractiveness of their stock markets. In determining weightings, JPMIM analyzes a variety of qualitative factors as well, including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk premium forecast. JPMIM places limits on the total size of the International Equity Fund's country over- and under-weightings relative to the EAFE Index.

    STOCK SELECTION: JPMIM's more than 90 international equity analysts, each an industry and country specialist with an average of nearly ten years of experience, forecast normalized earnings and dividend payouts for roughly 1,200 non-U.S. companies--taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified fund is constructed using disciplined buy and sell rules. The International Equity Fund's manager's objective is to concentrate the purchases in the stocks deemed most undervalued, and to keep sector weightings close to those of the EAFE Index, the International Equity Fund's benchmark. Once a stock falls into the bottom half of the rankings, it generally becomes a candidate for sale. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

    CURRENCY MANAGEMENT: Currency is actively managed, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the International Equity Fund's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the International Equity Fund's investment strategy.

    JPMORGAN EMERGING MARKETS EQUITY FUND (the "Emerging Markets Equity Fund") is designed for investors with a long term investment horizon who want exposure to the rapidly growing emerging markets. The Emerging Markets Equity Fund's investment objective is to achieve a high total return from a portfolio of equity securities of companies in emerging markets.

    The Emerging Markets Equity Fund seeks to achieve its investment objective by investing primarily in Equity Securities of emerging markets issuers. Under normal circumstances, the Emerging Markets Equity Fund expects to invest at least 65% of its total assets in such securities and it may also invest up to 20% in debt securities of emerging markets issuers. The Emerging Markets Equity Fund does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of emerging markets countries render investments in such countries inadvisable.

            INVESTMENT PROCESS FOR THE EMERGING MARKETS EQUITY FUND

    COUNTRY ALLOCATION:   JPMIM's country allocation decision begins with a
forecast of the expected return of each market in the Emerging Markets Equity Fund's universe. These expected returns are calculated using a proprietary valuation method that is forward looking in nature rather than based on historical data. JPMIM then evaluates these expected returns from two different perspectives: first, it identifies those countries that have high real expected returns relative to their own history and other nations in their universe. Second, it identifies those countries that it expects will provide high returns relative to their currency risk. Countries that rank highly on one or both of these scores are overweighted relative to the Emerging Markets Equity Fund's benchmark, the MSCI Emerging Markets Free Index, while those that rank poorly are underweighted.

    STOCK SELECTION: JPMIM's 25 emerging markets equity analysts, each an industry specialist, monitor a universe of approximately 325 companies in these countries, developing forecasts of earnings and cash flows for the most attractive among them. Companies are ranked from most to least attractive based on this research, and then a diversified Fund is constructed using disciplined buy and sell rules. The Fund manager's objective is to concentrate the Emerging Markets Equity Fund's holdings in the stocks deemed most undervalued, and to keep sector weightings relatively close to those of the index. Stocks are generally held until they fall into the bottom half of JPMIM's rankings.

    JPMORGAN INTERNATIONAL OPPORTUNITIES FUND (the "International Opportunities Fund") is designed for long-term investors who want to invest in an actively managed Fund of common stocks and other equity securities of non-U.S. companies, including companies located in emerging markets. The International Opportunities Fund's investment objective is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

    The International Opportunities Fund seeks to achieve its investment objective by investing primarily in Equity Securities of non-U.S. issuers in developed and developing countries. Under normal circumstances, the International Opportunities Fund expects to invest at least 65% of its total assets in such securities. The International Opportunities Fund does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

          INVESTMENT PROCESS FOR THE INTERNATIONAL OPPORTUNITIES FUND

    STOCK SELECTION: JPMIM's approximately 90 international equity analysts and 23 emerging markets equity analysts, each an industry and country specialist, forecast normalized earnings, dividend payouts and cash flows for roughly 1,200 non-U.S. companies, taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry. A diversified Fund is constructed using disciplined buy and sell rules. The Fund manager's objective is to concentrate the International Opportunities Fund's purchases in the stocks deemed most undervalued. Stocks generally become a candidate for sale when they fall into the bottom half of JPMIM's rankings. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

    CURRENCY MANAGEMENT: JPMIM actively manages the currency exposure of the International Opportunities Fund's investments in developed countries, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the International Opportunities Fund's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the International Opportunities Fund's investment strategy.

    COUNTRY ALLOCATION (DEVELOPED COUNTRIES): The International Opportunities Fund's country weightings primarily result from its stock selection decisions and may vary significantly from the MSCI All Country World Index Free (ex-U.S.), the International Opportunities Fund's benchmark.

                               EQUITY INVESTMENTS

    The Equity Securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

    EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                              FOREIGN INVESTMENTS

    The Funds make substantial investments in foreign countries. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

    The Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

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    A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

    SOVEREIGN AND CORPORATE DEBT OBLIGATIONS. The Emerging Markets Equity Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    Corporate debt obligations, including obligations of industrial, utility, banking and other financial issuers, are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    BRADY BONDS. The Emerging Markets Equity Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have

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been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

    OBLIGATIONS OF SUPRANATIONAL ENTITIES.   The Emerging Markets Equity Fund
may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                     INVESTMENT IN LOWER RATED OBLIGATIONS

    While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's credit analysis.

    Lower quality debt obligations are affected by the market's perception of their credit quality, especially during time of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's holdings for purposes of determining the Fund's net asset value.

                            FIXED INCOME INVESTMENTS

    Certain Funds may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which these Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    Certain Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears

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below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. Certain Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    CORPORATE FIXED INCOME SECURITIES. Certain Funds may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

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                            MONEY MARKET INSTRUMENTS

    Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the

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obligation on demand which is continuously monitored by the Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

    Each of the Funds may make investments in other debt securities, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

    CORPORATE BONDS AND OTHER DEBT SECURITIES. Each of the Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

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    INVESTMENT COMPANY SECURITIES.  Securities of other investment companies may be acquired by each of the Funds and their corresponding Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Fund). As a shareholder of another investment company, a Fund or Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

    The table below sets forth the portfolio turnover rates corresponding to each of the Funds. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions: Tax Matters" below.

                                     FISCAL YEARS ENDING
                                     -------------------
                                     1998   1999   2000
                                     -----  -----  -----
International Equity Fund (10/31)     74%    70%    80%
Emerging Markets Equity Fund
  (10/31)                             44%    87%    65%
International Opportunities Fund
  (11/30)                            143%    80%    86%

                            INVESTMENT RESTRICTIONS

    The investment restrictions of each Fund and its corresponding Fund are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Fund unless the context requires otherwise; similarly, references to a Fund also include its corresponding Fund unless the context requires otherwise.

    The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Fund, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

    Each Fund:

        (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and their corresponding Funds and may be changed by their Trustees. These non-fundamental investment policies require that the Funds and their corresponding Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of each of the Funds. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc (pharmaceuticals). Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of the Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20,
1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is
January 26, 1936.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee

------------------------
* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $140,400. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2000 are set forth below.

                                        AGGREGATE TRUSTEE       PENSION OR RETIREMENT
                                     COMPENSATION PAID BY THE  BENEFITS ACCRUED BY THE   TOTAL COMPENSATION PAID
                                        TRUST DURING 2000         "FUND COMPLEX"**       FROM "FUND COMPLEX" (1)
                                     ------------------------  -----------------------  -------------------------
William J. Armstrong, Trustee                    N/A                  $ 41,781                  $ 90,000
Roland R. Eppley, Jr., Trustee                   N/A                  $ 58,206                  $ 91,000
Ann Maynard Gray, Trustee                    $23,538                       N/A                  $ 75,000
Matthew Healey, Trustee and
  President of the Board of
  Trustees (2)                               $23,538                       N/A                  $ 75,000
Fergus Reid, III, Trustee and
  Chairman of the Board of Trustees              N/A                  $110,091                  $205,750
James J. Schonbachler, Trustee               $23,538                       N/A                  $ 75,000
Leonard M. Spalding, Jr.,
  Trustee *                                      N/A                  $ 35,335                  $ 89,000
H. Richard Vartabedian, Trustee                  N/A                  $ 86,791                  $134,350

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities the Trust and the Funds had entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex the Trust and the Funds have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

    The aggregate fees paid to Pierpont Group, Inc. by the Trust for the following fiscal years are:

                                      FISCAL YEARS ENDING
                                     ----------------------
                                      1998    1999    2000
                                     ------  ------  ------
International Equity Fund (10/31)    $3,379  $1,398  $  966
Emerging Markets Equity Fund
  (10/31)                             1,387     622     645
International Opportunities Fund
  (11/30)                             2,225   1,073   1,282

                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and FInancial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment
Management Inc. Mr. Wezdenko is the Chief Operating Officer for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for JPMorgan Fleming's U.S. Mutual Funds and Financial

Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of August 22, 2001, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Funds' Trustees, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

    Prior to October 1, 1998, Morgan served as investment adviser to each Fund's corresponding Portfolio.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."

    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreement, each Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Fund's average daily net assets shown below.

International Equity Fund (10/31)                   0.60%
Emerging Markets Equity Fund (10/31)                1.00%
International Opportunities Fund (11/30)            0.60%

    The table below sets forth for each Fund listed the advisory fees paid by each Fund's corresponding Portfolio to Morgan and JPMIM, as applicable, for the fiscal period indicated. See the Funds' financial statements which are incorporated herein by reference.

                                            FISCAL YEARS ENDING
                                     ----------------------------------
                                        1998        1999        2000
                                     ----------  ----------  ----------
International Equity Fund (10/31)    $3,581,301  $2,881,754  $3,312,702
Emerging Markets Equity Fund
  (10/31)                             3,584,676   1,684,556   1,771,982
International Opportunities Fund
  (11/30)                             2,687,804   2,133,208   3,268,904

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Fund's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information."

    Under separate agreements, Morgan Guaranty Trust Company of New York ("Morgan") also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund or by a Portfolio on 60 days' written notice when authorized either by a majority vote of such Fund's or Portfolio's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement of the part of Morgan or its directors, officers or employees the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.075% of the average daily net assets in excess of $25 billion. Morgan may waive a portion of the fees payable to it with respect to each Fund. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

    Under former Co-Administration Agreements with the Trust and the Funds dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as the Trust's and the Funds' Co-Administrator.

    For its services under the Co-Administration Agreements, each Fund and its corresponding Portfolio had agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI.

    The table below sets forth for each Fund and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.

                                     FISCAL YEARS ENDING
                                     --------------------
                                      1998    1999   2000
                                     ------  ------  ----
International Equity Fund (10/31)    $2,482  $1,009  $674
Emerging Markets Equity Fund
  (10/31)                            $  997  $  463  $461
International Opportunities Fund
  (11/30)                            $1,626  $  810  $912

    In addition, under a prior Services Agreement, Morgan provided certain administrative and related services to the Fund and the Portfolio, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

    Under the Services Agreement, the Funds agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Funds and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to the Distributor. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds, the other investors in the Funds for which Morgan provided similar services and J.P. Morgan Series Trust. The table below sets forth for each Fund and its corresponding Portfolio the fees paid to Morgan, as Services Agent.

                                        FISCAL YEARS ENDING
                                     -------------------------
                                      1998     1999     2000
                                     -------  -------  -------
International Equity Fund (10/31)    $31,866  $17,391  $14,478
Emerging Markets Equity Fund
  (10/31)                            $12,828  $ 8,070  $ 9,933
International Opportunities Fund
  (11/30)                            $21,655  $14,351  $20,074

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the JPMorgan Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other JPMorgan Funds.

    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.75% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Income Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Income Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                          CUSTODIAN AND TRANSFER AGENT

    Pursuant to the Global Custody Agreement with The Chase Manhattan Bank ("Chase") dated September 7, 2001, Chase is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of Fund transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians. Prior to that time, The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, served as the Trust's and each of the Funds' custodian and fund accounting agent.

    DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                             SHAREHOLDER SERVICING

    The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rate of up to 0.10% for Institutional Shares and up to 0.25% for Select, A, B and C shares (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all such shareholders.

    The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.

                                         FISCAL YEARS ENDING
                                     ----------------------------
                                       1998      1999      2000
                                     --------  --------  --------
International Equity Fund (10/31)    $271,861  $167,059  $148,427
Emerging Markets Equity Fund
  (10/31)                            $109,292  $ 77,984  $102,479
International Opportunities Fund
  (11/30)                            $186,424  $139,554  $206,746

    The Funds may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM, Morgan and the Distributor under various agreements discussed under "Investment Adviser," "Distributor" and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Funds, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

    Morgan has agreed that it will reimburse the following Funds until September 7, 2004 to the extent necessary to maintain such Funds' total operating expenses (which include expenses of the Funds) at the following annual rates of the Funds' average daily net assets.

International Equity Fund
  Class A                                           1.45%
  Class B                                           1.95%
  Select Class                                      1.41%
  Institutional Class                               0.95%

Emerging Markets Equity Fund
  Class A                                           2.00%
  Class B                                           2.50%
  Select Class                                      1.75%
  Institutional Class                               1.45%

International Opportunities Fund
  Class A                                           1.90%
  Class B                                           2.40%
  Select Class                                      1.20%
  Institutional Class                               0.92%

    In addition, Morgan has agreed that it will reimburse the following Funds until September 7, 2002 to the extent necessary to maintain such Funds' total operating expenses (which include expenses of the Funds) at the following annual rates of the Funds' average daily net assets:

International Equity Fund
  Class C                                           1.95%

Emerging Markets Equity Fund
  Class C                                           2.50%

    These limits do not cover extraordinary expenses.

    The table below sets forth for each Fund and its corresponding Portfolio the fees and other expenses Morgan reimbursed under the expense reimbursement arrangements pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

                                        FISCAL YEARS ENDING
                                     --------------------------
                                      1998      1999     2000
                                     -------  --------  -------
Emerging Markets Equity Fund
  (10/31)                            $28,944  $ 36,814  $84,466
International Opportunities Fund
  (11/30)                            $34,643  $ 31,228  $   127

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's Distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the Securities Act.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the

Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations only to the extent described below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds and the Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Fund (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Fund less the Fund's pro rata share of the Fund's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Funds corresponding to each Fund in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    Historical performance information for any period prior to the establishment of a Fund will be that of its corresponding predecessor JPMorgan Fund and will be presented in accordance with applicable SEC staff interpretations.

    The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares. The performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table below may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes which would require an adjustment to the ongoing expenses.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, Morgan and/or other service providers are obligated to waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

    Below is set forth historical return information for the Funds or their predecessors for the periods indicated:

                                      FISCAL YEARS ENDING 2000
                                -------------------------------------
                                                              SINCE
                                1 YEAR   5 YEARS  10 YEARS  INCEPTION
                                -------  -------  --------  ---------
International Equity Fund
  (10/31)                       (20.51)%  2.88%     5.05%        --%
Emerging Markets Equity Fund
  (10/31)                       (22.83)% (7.12)%      --%     (3.58)%*
International Opportunities
  Fund (11/30)                  (16.89)%    --%       --%      2.97%**

  *  Date of inception for Emerging Markets Equity Fund is 11/15/1993.
 **  Date of inception for International Opportunities Fund is 2/26/1997.

    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                               FUND TRANSACTIONS

    The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Fund transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Fund Turnover".

    In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

    In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Fund review regularly the reasonableness of commissions and other transaction costs incurred by the Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, Fund strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Funds do not reduce their fee to the Adviser by any amount that might be attributable to the value of such services.

    The Funds or their predecessors corresponding to the Global 50 Fund, Global Healthcare Fund Emerging Markets Equity or International Opportunities paid the following brokerage commissions for the indicated fiscal periods:

                                            FISCAL YEARS ENDING
                                     ----------------------------------
                                        1998        1999        2000
                                     ----------  ----------  ----------
International Equity Fund (10/31)    $1,920,469  $1,073,526  $1,460,249
Emerging Markets Equity Fund
  (10/31)                            $1,089,000  $  866,867  $  470,666
International Opportunities Fund
  (11/30)                            $2,294,676  $  982,901  $1,645,894

    The increases in brokerage commissions for the Disciplined Equity and U.S. Equity Funds reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment Advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                              MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is comprised of two open-end management investment companies organized as Massachusetts business trusts in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights.

Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of 22 series of J.P. Morgan Institutional Funds. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4);

(2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income liability provided the appropriate information is furnished to the IRS.

    For federal income tax purposes, the Funds listed below have capital loss carryforwards for the periods indicated:

                                          CAPITAL LOSS
PORTFOLIO                                 CARRYFORWARDS    EXPIRES
---------                                 -------------  -----------
Emerging Markets Equity Fund              $ 79,167,992   10/31/2006
                                          $ 28,125,213   10/31/2007
                                          ------------
                                          $107,293,205

    To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                               PRINCIPAL HOLDERS

    As of August 22, 2001, there were no persons who owned of record 5% or more of the outstanding shares of the JPMorgan International Opportunities Fund,(1) the following persons owned of record 5% or more of the outstanding Shares of the following funds:

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN INTERNATIONAL EQUITY FUND(2)     CHARLES SCHWAB & CO INC                                    5.45%
                                          SPECIAL CUSTODY ACCOUNT FOR
                                          BENEFIT OF CUSTOMERS
                                          ATTN: MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA 94104-4122
JPMORGAN INSTITUTIONAL INTERNATIONAL      CANWEST COMMUNICATIONS CORP                                5.06%
  EQUITY FUND(3)                          MASTER TRUST ACCOUNT
                                          NIAMBI ORMES--ALLEYNE
                                          345 PARK AVE 5TH FLOOR
                                          NEW YORK NY 10154
                                          JPMIM AS AGENT FOR                                         20.92%
                                          LOCKHEED MARTIN CORPORATION
                                          MASTER RET TR.
                                          ATTN T TSUCHIYA
                                          522 FIFTH AVENUE
                                          NEW YORK NY 10036-7601
                                          JPMIM AS AGENT FOR                                         6.61%
                                          THE PRITZKER FOUNDATION
                                          ATTN JAY MINCHILLI
                                          522 FIFTH AVENUE
                                          NEW YORK NY 10036-7601
                                          MGT OF NEW YORK DEFERRED PROFIT                            18.97%
                                          SHARING PLAN OF MGT OF NY AND
                                          AFFILIATED CO FOR US EMPLOYEES
                                          AMERICAN CENTURY SERVICES INC
                                          4500 MAIN ST ATTN: STEVE LEVIT
                                          KANSAS CITY MO 64111-1816
JPMORGAN EMERGING MARKETS EQUITY FUND(4)  SMITH BARNEY INC                                           48.85%
                                          BOOK ENTRY ACCOUNT
                                          ATTN: MATT MAESTRI
                                          333 WEST 34TH ST
                                          7TH FL MUTUAL FUNDS DEPT
                                          NEW YORK NY 10001-2483

--------------------------

  1 On September 7, 2001, all issued and outstanding shares of the JPMorgan International Opportunities Fund were renamed Select Class shares of the Fleming International Opportunities Fund.
  2 On September 7, 2001, all issued and outstanding shares of the JPMorgan International Equity Fund were renamed Select Class shares of the Fleming International Equity Fund.
  3 On September 7, 2001, all issued and outstanding shares of the JPMorgan Institutional International Equity Fund were renamed Institutional Class shares of the Fleming International Equity Fund.
  4 On September 7, 2001, all issued and outstanding shares of the JPMorgan Emerging Markets Equity Fund were renamed Select Class shares of the Fleming Emerging Markets Equity Fund.

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
                                          COPELAND ASSOCIATES INC (CORP)                             10.15%
                                          ATTN: PLAN VALUATION SERVICES
                                          TWO TOWER CENTER
                                          P O BOX 1063
                                          EAST BRUNSWICK NJ 08816-1063
                                          CHARLES SCHWAB & CO INC                                    6.17%
                                          SPECIAL CUSTODY ACCOUNT FOR
                                          BENEFIT OF CUSTOMERS
                                          ATTN: MUTUAL FUNDS
                                          101 MONTGOMERY ST
                                          SAN FRANCISCO CA 94104-4122
JPMORGAN INSTITUTIONAL EMERGING MARKETS   JPMIM LONDON AS AGENT FOR                                  23.00%
  EQUITY FUND(5)                          EVANGELICAL LUTHERAN CH IN AMERICA
                                          ATTN: JAMES R SNOW
                                          C/O J P MORGAN & CO INC VIA POUCH
                                          60 WALL ST
                                          NEW YORK NY 10005-2836
                                          JPMIM AS AGENT FOR THE MERCK CO                            11.68%
                                          FOUNDATION
                                          ATTN MR TAKASHI TSUCHIYA
                                          522 5TH AVE
                                          NEW YORK NY 10036-7601
                                          MGT OF NEW YORK DEFERRED PROFIT                            22.27%
                                          SHARING PLAN OF MGT OF NY AND
                                          AFFILIATED CO FOR US EMPLOYEES
                                          AMERICAN CENTURY SERVICES INC
                                          4500 MAIN ST ATTN: STEVE LEVIT
                                          KANSAS CITY MO 64111-1816
FLEMING INTERNATIONAL EQUITY FUND,        BALSA & CO                                                 13.93%
  CLASS A(6)                              MUTUAL FUNDS UNIT 16 HCB 340
                                          PO BOX 2558
                                          HOUSTON TX 77252-2558
                                          HAMILL & CO                                                10.40%
                                          FBO BUCKNER FOUNDATION
                                          PO BOX 2558
                                          HOUSTON TX 77252-2558
                                          BNY CLEARING SERVICES LLC                                  6.99%
                                          A/C 6556-5202
                                          POST & CO 725000
                                          111 E KILBOURN AVE
                                          MILWAUKEE WI 53202-6633
FLEMING INTERNATIONAL EQUITY FUND,        MLPF&S FOR THE SOLE BENEFIT OF                             7.53%
  CLASS B(7)                              ITS CUSTOMERS
                                          ATTN FUND ADMINISTRATION
                                          SEC# 97FC1
                                          4800 DEER LAKE DRIVE EAST 2ND FLR
                                          JACKSONVILLE FL 32246-6484

--------------------------

  5 On September 7, 2001, all issued and outstanding shares of the JPMorgan Institutional Emerging Markets Equity Fund were renamed Institutional Class shares of the Fleming Emerging Markets Equity Fund.
  6 On September 7, 2001, all Class A shares of the Fleming International Equity Fund were renamed Class A shares of the Fleming International Opportunities Fund.
  7 On September 7, 2001, all Class B shares of the Fleming International Equity Fund were renamed Class B shares of the Fleming International Opportunities Fund.

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN INSTITUTIONAL INTERNATIONAL      J P MORGAN DELAWARE AS AGT                                 5.66%
  OPPORTUNITIES FUND(8)                   DIVERSIFIED GROWTH FUND
                                          ATTN: SPECIAL PRODUCTS 2 OPS/3
                                          500 STANTON CHRISTIANA ROAD
                                          NEWARK DE 19713-2107
                                          MGT CO OF NEW YORK AS AGENT FOR                            6.89%
                                          SARAH LUTZ TRUST
                                          500 STANTON CHRISTIANA ROAD
                                          NEWARK DE 19713-2107
                                          JPMIM AS AGENT FOR THE AMERICAN                            20.21%
                                          CHEMICAL SOCIETY
                                          ATTN: JANET VALSECHI
                                          522 5TH AVE
                                          NEW YORK NY 10036-7601

--------------------------

  8 On September 7, 2001, all issued and outstanding shares of the JPMorgan Institutional International Opportunities Fund were renamed Institutional Class shares of the Fleming International Opportunities Fund.

                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Funds, Morgan, Chase or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Funds' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Funds are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Funds Services at
(800) 348-4782 for Select Class, and Classes A, B and C Shares, or
(800) 766-7722 for Institutional Class Shares.

NAME OF FUND                                                              REPORT
------------                                        --------------------------------------------------
International Equity Fund                           - Annual Report for fiscal year dated 10/31/00;
                                                    - Semi-Annual Report for six-month period ended
                                                    4/30/01;
Emerging Markets Equity Fund                        - Annual Report for fiscal year dated 10/31/00;
                                                    - Semi-Annual Report for six-month period ended
                                                    4/30/01;
International Opportunities Fund                    - Annual Report for fiscal year ended 11/30/00;
                                                    - Semi-Annual Report for six-month period ended
                                                    5/31/01;

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                      A-2